                                            REGISTRATION NOS. 333-80547/811-4001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         PRE-EFFECTIVE AMENDMENT NO.
                                                                             [ ]

                         POST-EFFECTIVE AMENDMENT NO. 8                      [X]
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 82                             [X]

                            ------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                           (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)


                   200 PARK AVENUE, NEW YORK, NEW YORK 10166

        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 578-5364
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                            JAMES L. LIPSCOMB, ESQ.
                  EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY

                                200 PARK AVENUE


                            NEW YORK, NEW YORK 10166

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   Copies to:
                             DIANE E. AMBLER, ESQ.

                  KIRKPATRICK & LOCKHART NICHOLSON GRAHAM LLP

                        1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                            ------------------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE:

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485


     [X] on May 1, 2005 pursuant to paragraph (b) of Rule 485


     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

     [ ] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485


     PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. REGISTRANT'S RULE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 2004 WAS FILED WITH THE COMMISSION ON OR ABOUT MARCH 31, 2005.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                    FORM N-4
                                     UNDER
       THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940

                             CROSS REFERENCE SHEET
                           (PURSUANT TO RULE 481(A))


FORM N-4
ITEM NO.                                                              PROSPECTUS HEADING
--------                                                              ------------------
      1.
          Cover Page................................    Cover Page
      2.
          Definitions...............................    Important Terms You Should Know
      3.
          Synopsis..................................    Table of Expenses
      4.
          Condensed Financial Information...........    General Information--Advertising Performance;
                                                          General Information--Financial Statements
      5.
          General Description of Registrant,
            Depositor, and Portfolio Companies......    MetLife; Metropolitan Life Separate Account E;
                                                          Investment Choices; General
                                                          Information--Voting Rights
      6.
          Deductions and Expenses...................    Table of Expenses; Contract Fee; Assignment
                                                        Fee; Premium and Other Taxes; Charges; General
                                                          Information--Who Sells the Income Annuity;
                                                          Appendix; Premium Tax Table
      7.
          General Description of Variable Annuity...    The Income Annuity--Purchasing an Income
                                                          Annuity; Income Annuity--Allocation; General
                                                          Information--Administration/Changes to the
                                                          Income Annuity
      8.
          Annuity Period............................    Important Terms You Should Know; Income
                                                          Annuity--Income Payment Types/The Value of
                                                          Your Income Payments
      9.
          Death Benefit.............................    Not Applicable
     10.
          Purchases Values..........................    MetLife; Metropolitan Life Separate Account E;
                                                          Income Annuity/Allocation of Purchase
                                                          Payment/ The Value of Your Income Payments;
                                                          General Information--Administration
     11.
          Redemptions...............................    General Information; When We May Cancel the
                                                          Income Annuity
     12.
          Taxes.....................................    Federal Tax Treatment
     13.
          Legal Proceedings.........................    Legal Proceedings
     14.
          Table of Contents of the Statement of
            Additional Information..................    Table of Contents of the Statement of
                                                        Additional Information
     15.
          Cover Page................................    Cover Page
     16.
          Table of Contents.........................    Table of Contents
     17.
          General Information and History...........    Not Applicable
     18.
          Services..................................    Independent Registered Public Accounting Firm;
                                                          Services; Distribution of Certificates and
                                                          Interests in the Income Annuity
     19.
          Purchase of Securities Being Offered......    Not Applicable

FORM N-4
ITEM NO.                                                              PROSPECTUS HEADING
--------                                                              ------------------
     20.
          Underwriters..............................    Distribution of Certificates and Interests in
                                                        the Income Annuity
     21.
          Annuity Payments..........................    Variable Income Payments
     22.
          Financial Statements......................    Financial Statements of the Separate Account;
                                                          Financial Statements of MetLife

                                                               MAY 1, 2005


METLIFE SETTLEMENT PLUS(SM), A VARIABLE INCOME ANNUITY
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes an income annuity contract (the "Income Annuity") which may be used to fund the financial obligations for periodic payments under a structured settlement.

--------------------------------------------------------------------------------

Money is allocated among the Income Annuity's available investment choices. The choices may include the Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"). For convenience, the portfolios are referred to as "Portfolios" in this Prospectus.


  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX       BLACKROCK INVESTMENT TRUST
  BLACKROCK DIVERSIFIED                         METLIFE STOCK INDEX
  HARRIS OAKMARK LARGE CAP VALUE                T. ROWE PRICE LARGE CAP GROWTH



HOW TO LEARN MORE:



Before agreeing to a structured settlement pursuant to which settlement money may be invested in an Income Annuity, read this Prospectus. The Prospectus contains information about the Income Annuity and Metropolitan Life Separate Account E which you should know before making your decision. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2005. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 33 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:




Metropolitan Life Insurance Company
Attn: MetLife Settlement Plus
Structured Settlement Group
2300 Lakeview Parkway
Suite 600
Alpharetta, GA 30004

Phone: (800) 427-9409             [SNOOPY GRAPHIC]



The Securities and Exchange Commission has a website (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.


This Prospectus is not valid unless attached to a Metropolitan Fund Prospectus which is attached to the back of this Prospectus. You should also read the Metropolitan Fund Prospectus carefully before agreeing to a structured settlement pursuant to which an Income Annuity may be purchased.

INCOME ANNUITY


This Income Annuity provides a stream of payments. Your income payments will vary to reflect the performance of the portfolios underlying the selected investment divisions. In addition, the amount of your income payment is also based on the amount of the purchase payment, the income payment type and personal factors such as your age.

A WORD ABOUT
INVESTMENT RISK:


An investment in any variable annuity involves investment risk. As a result, the value of your income payments will fluctuate and may decrease. Money invested is
NOT:


     --  a bank deposit or obligation;




     --  federally insured or guaranteed; or




     --  endorsed by any bank or other financial institution.

                                 [METLIFE LOGO]

      TABLE OF CONTENTS



IMPORTANT TERMS YOU SHOULD KNOW.............. ..............    4

TABLE OF EXPENSES..................... .....................    6

METLIFE.......................... ..........................    9

METROPOLITAN LIFE SEPARATE ACCOUNT E........... ............    9

SETTLING YOUR CLAIM.................... ....................    9

THE INCOME ANNUITY..................... ....................   10
   Investment Choices.......................................   11
   Income Payment Types.....................................   13
   Allocation of Purchase Payment...........................   14
   The Value of Your Income Payments........................   16
      Initial Variable Income Payment.......................   16
      Annuity Units.........................................   16
      AIR as a Benchmark for Income Payments................   17
      Calculating Annuity Unit Values.......................   18
   Contract Fee.............................................   19
   Assignment Fee...........................................   19
   Premium and Other Taxes..................................   19
   Charges..................................................   20
      Separate Account Charge...............................   20
      Investment-Related Charge.............................   20

GENERAL INFORMATION.................... ....................   21
   Administration...........................................   21
      Purchase Payments.....................................   21
      Receiving Income Payments and Information.............   21
   Advertising Performance..................................   22
   Changes to the Income Annuity............................   23
   Voting Rights............................................   24
   Who Sells the Income Annuity.............................   25
   Certain Payments We Receive or Make with Regard to the
      Portfolios............................................   25
   Purchases in Certain States..............................   26
   Financial Statements.....................................   26
   When We May Cancel the Income Annuity....................   26

FEDERAL TAX TREATMENT................... ...................   27
   Tax Treatment of Income Payments Received in Settlement
      of Personal Physical Injury Claims....................   27
   A Defendant May Assign Its Obligation to Make Income
      Payments to You.......................................   28
   Using the Income Annuity to Fund Qualified Assignments...   29
   Owners Other than TRGI...................................   31
LEGAL PROCEEDINGS..................... .....................   32

TABLE OF CONTENTS FOR THE STATEMENT FOR ADDITIONAL
  INFORMATION....................... .......................   33

APPENDIX FOR PREMIUM TAX TABLE............... ..............   35


MetLife does not intend to offer the Income Annuity anywhere it may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Income Annuity other than the information in this Prospectus, the attached prospectus, supplements to the prospectuses or any supplemental sales material we authorize.

[CHARLIE BROWN ON STEP LADDER GRAPHIC]

IMPORTANT TERMS YOU SHOULD KNOW
ANNUITY UNITS
An annuity unit is the unit of measurement used to determine the amount of each variable income payment. The initial variable income payment is converted into annuity units for a specific investment division by dividing the initial variable income payment by the annuity unit value for that investment division on the day we receive all documents in good order. The resulting number of annuity units under the Income Annuity remains constant for the life of the contract.

ANNUITY UNIT VALUE

We determine the value of annuity units at the close of the Exchange for each investment division each day the Exchange is open for regular trading. The Exchange usually closes at 4p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ASSUMED INVESTMENT RETURN (AIR)


Under the Income Annuity, the AIR is the assumed percentage rate of return used to determine the amount of the initial variable income payment. The AIR is also the benchmark that is used to measure the investment performance of a given investment division to determine the amount of all subsequent income payments to you.


CLAIM

A claim is your request to be compensated or provided with other relief for a loss because of a personal physical injury or physical sickness. Your claim may be resolved in a number of ways including, for example, voluntary agreement of the parties, as in a pre-trial settlement, operation of law, a court ordered judgment, or an administrative ruling. For convenience, we use this term regardless of whether or not a legal proceeding has been instituted.

CONTRACT

A contract is the legal agreement between the owner and MetLife. Although you are not the owner of the contract, usually you will receive a copy of the contract and the income payments under the contract. The contract contains the relevant provisions of the Income Annuity. MetLife issues the contract for the Income Annuity described in this Prospectus. In some cases, you may receive a certificate rather than a contract which contains the relevant provisions of the Income Annuity. Throughout this Prospectus we refer to either a contract or a certificate as a contract.

DEFENDANT

The defendant is the person or entity you allege is responsible for your claim. The defendant's liability insurance company may make payments to you and/or may assume the responsibility to respond to your claim or may also be a party to your claim. For convenience, when we refer to the defendant, we also mean the defendant's liability insurance company. We use the term "defendant" even if no lawsuit has begun.

[SNOOPY WITH POINTER GRAPHIC]

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When money is allocated to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund.

METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Income Annuity. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office will handle the administration of all requests concerning the Income Annuity. MetLife will notify you and provide you with the address of the MetLife Designated Office.


TOWER RESOURCES GROUP, INC. (TRGI)



TRGI, which intends to change its name to MetLife Tower Resources Group, Inc., subject to regulatory approval, is a wholly-owned subsidiary of MetLife. Typically, the liability for making the payments to an injured party under a settlement of your claim is assigned by the defendant to TRGI under a qualified assignment. TRGI assumes the obligation to make income payments to you and may purchase the Income Annuity to fund its obligation. TRGI owns the Income Annuity. However, another subsidiary of MetLife may act as the assignee. For convenience, we use TRGI throughout this Prospectus when discussing assignments to TRGI or any other MetLife affiliate.


OWNER

The owner of the Income Annuity is the entity which purchases the Income Annuity to provide for payments due to you under a settlement of your claim. The owner exercises all rights of ownership. You are not the owner.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Income Annuity are pooled in the Separate Account and maintained for the benefit of investors in the Income Annuity and other MetLife products.

YOU (YOUR)

In this Prospectus, "you" means the injured party(ies) for whom the Income Annuity is purchased to provide the payments due under a settlement of a claim.

VARIABLE ANNUITY

A variable annuity is an annuity in which income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk in a variable annuity. Your income payment will fluctuate based on the performance of the investment divisions listed in the contract.

 TABLE OF EXPENSES -- INCOME ANNUITY


    The following tables describe the expenses that apply to the Income Annuity. The first table describes charges that apply at the time of purchase of the Income Annuity. The tables do not show premium and other taxes which may apply.
--------------------------------------------------------------------------------


Contract Owner Transaction Expenses(1)......................    None


(1) PRIOR TO THE PURCHASE OF AN INCOME ANNUITY, A ONE TIME CONTRACT FEE OF $350 IS PAID TO US FROM THE AMOUNT THAT THE DEFENDANT MAKES AVAILABLE UNDER THE STRUCTURED SETTLEMENT. IN ADDITION, PRIOR TO THE PURCHASE OF AN INCOME ANNUITY, A ONE TIME ASSIGNMENT FEE OF $750 IS PAID TO TRGI OR ONE OF OUR OTHER AFFILIATES WHEN THE DEFENDANT ASSIGNS ITS LIABILITY TO MAKE PAYMENTS TO YOU UNDER THE STRUCTURED SETTLEMENT. THIS $750 IS ALSO DEDUCTED FROM THE AMOUNT THAT THE DEFENDANT MAKES AVAILABLE UNDER THE STRUCTURED SETTLEMENT.

--------------------------------------------------------------------------------

    The second table describes the fees and expenses that apply while the Income Annuity is held, but does not include fees and expenses for the Portfolios.

Separate Account Charge (as a percentage of average account
  value)....................................................  Current and Maximum           1.25%
                                                              Guaranteed Charge:

--------------------------------------------------------------------------------

    The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, for the Income Annuity. More details concerning the Metropolitan Fund fees and expenses are contained in its prospectus.


                                                                MINIMUM    MAXIMUM
                                                                -------    -------
Total Annual Metropolitan Fund Operating Expenses for the
  fiscal year ending December 31, 2004 (expenses that are
  deducted from these Funds' assets include management fees
  and other expenses).......................................     0.30%      0.79%
After Waiver and/or Reimbursement of Expenses (2)...........     0.29%      0.79%



(2) METLIFE ADVISERS HAS AGREED TO WAIVE A PORTION OF ITS INVESTMENT MANAGEMENT FEE UNTIL AT LEAST APRIL 30, 2006 FOR THE FOLLOWING PORTFOLIOS IN THE PERCENTAGE AMOUNTS SPECIFIED BELOW:



      PORTFOLIO                                                   WAIVED PERCENTAGE
      ---------                                                   -----------------
      Lehman Brothers(R) Aggregate Bond Index Portfolio         0.006% on all assets
      MetLife Stock Index Portfolio                             0.007% on all assets
      T. Rowe Price Large Cap Growth Portfolio                  0.015% on the first
                                                                $50 million of assets



    THE EFFECT OF SUCH WAIVER IS THAT PERFORMANCE RESULTS ARE
    INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METROPOLITAN FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE ADVISERS AND THE
    METROPOLITAN FUND.



Metropolitan Fund Annual Expenses (as a percentage of average net assets for the fiscal year ending December 31,
  2004) (3)


                                                                                        C
                                                                       B          TOTAL EXPENSES
                                                        A        OTHER EXPENSES       BEFORE
                                                   MANAGEMENT    BEFORE WAIVER/      WAIVER/
                                                      FEES       REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (2)..................................     0.25            0.07             0.32
BlackRock Diversified Portfolio (4)(5)...........     0.44            0.06             0.50
Harris Oakmark Large Cap Value Portfolio (4).....     0.73            0.06             0.79
BlackRock Investment Trust Portfolio (4)(5)......     0.49            0.05             0.54
MetLife Stock Index Portfolio (2)................     0.25            0.05             0.30
T. Rowe Price Large Cap Growth
  Portfolio (2)(4)...............................     0.62            0.12             0.74


                                                                       C-D=E
                                                         D        TOTAL EXPENSES
                                                      WAIVER/      AFTER WAIVER/
                                                   REIMBURSEMENT   REIMBURSEMENT
-------------------------------------------------  ------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (2)..................................       0.01           0.31
BlackRock Diversified Portfolio (4)(5)...........       0.00           0.50
Harris Oakmark Large Cap Value Portfolio (4).....       0.00           0.79
BlackRock Investment Trust Portfolio (4)(5)......       0.00           0.54
MetLife Stock Index Portfolio (2)................       0.01           0.29
T. Rowe Price Large Cap Growth
  Portfolio (2)(4)...............................       0.00           0.74



(3) CERTAIN METROPOLITAN FUND SUB-INVESTMENT MANAGERS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS. SEE THE FUND PROSPECTUS FOR MORE INFORMATION. THE TABLE DOES NOT REFLECT ANY VOLUNTARY WAIVER OF INVESTMENT MANAGEMENT FEES. SEE THE SAI FOR MORE INFORMATION.



(4) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE
    PROSPECTUS AND SAI FOR THE METROPOLITAN FUND.



(5) EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO AND STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, WHICH CHANGED THEIR NAMES TO THE BLACKROCK DIVERSIFIED PORTFOLIO AND THE BLACKROCK INVESTMENT TRUST PORTFOLIO, RESPECTIVELY.

EXAMPLES

This example is intended to help you compare the cost of the Income Annuity with the cost of other variable annuity contracts. These costs include the Separate Account and other costs incurred while holding the Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE. This example shows the dollar amount of expenses on a $10,000 investment for the time periods indicated. The example assumes the minimum or maximum fees and expenses of any of the Portfolios and a 5% annual return on assets and a 5% AIR. The example assumes that no income payments were made during the period. As a result, the numbers reflect the highest amount you would pay. Actual costs may be higher or lower.


                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $209         $146          $1,108         $2,387
Minimum....................................................      $159         $493            $850         $1,856

ANNUITY UNIT VALUES

    This table shows the change in the Annuity Unit Values for each investment division. The information has been derived from the Separate Account's full financial statements or other reports (such as the annual report) and reflects the application of a 5% AIR.


---------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                           ANNUITY UNITS
                                                 BEGINNING OF YEAR       END OF YEAR        END OF YEAR
                                          YEAR ANNUITY UNIT VALUE (a) ANNUITY UNIT VALUE   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Division............................... 2004         $10.22               $10.01               97.6
                                          2003          10.48                10.22               83.7
                                          2002          10.11                10.48               58.0
                                          2001          10.18                10.11               47.1
                                          2000           9.71                10.18               12.2
                                          1999           9.85                 9.71                  0
BlackRock Diversified Division........... 2004           7.65                 7.80              100.2
                                          2003           6.74                 7.65              112.3
                                          2002           8.32                 6.74               59.6
                                          2001           9.45                 8.32               25.7
                                          2000           9.94                 9.45               11.6
                                          1999           9.48                 9.94                  0
Harris Oakmark Large Cap Value
  Division............................... 2004           8.89                 9.32              219.5
                                          2003           7.53                 8.89              112.9
                                          2002           9.33                 7.53              123.4
                                          2001           8.38                 9.33               91.2
                                          2000           7.92                 8.38               29.7
                                          1999           8.05                 7.92                  0
BlackRock Investment Trust Division...... 2004           5.94                 6.19              100.5
                                          2003           4.85                 5.94              209.9
                                          2002           6.97                 4.85               75.3
                                          2001           8.94                 6.97               58.4
                                          2000          10.12                 8.94               14.1
                                          1999           9.20                10.12                  0
MetLife Stock Index Division............. 2004           6.31                 6.56              340.2
                                          2003           5.23                 6.31              752.6
                                          2002           7.16                 5.23              256.9
                                          2001           8.67                 7.16              174.3
                                          2000          10.18                 8.67               17.4
                                          1999           9.46                10.18                  0
T. Rowe Price Large Cap Growth
  Division............................... 2004           7.52                 7.78              304.8
                                          2003           6.11                 7.52              132.7
                                          2002           8.47                 6.11              240.5
                                          2001           9.99                 8.47              189.6
                                          2000          10.68                 9.99               43.8
                                          1999           9.47                10.68                  0


(a) The inception date for the Income Annuity was November 1, 1999.

                                         [LUCY WITH STOCK TICKER GRAPHIC]

METLIFE

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve individuals in approximately 13 million households in the U.S. and provide benefits to 37 million employees and family members through their plan sponsors. Outside the U.S., the MetLife companies serve approximately 9 million customers through direct insurance operations in Argentina, Brazil, Chile, China, Hong Kong, India, Indonesia, Mexico, South Korea, Taiwan and Uruguay.


METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie some of the variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Income Annuity even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

SETTLING YOUR CLAIM
If you have brought a claim for personal physical injury or physical sickness (sometimes you are called the claimant or plaintiff), your claim may be resolved to include a schedule of future payments to be made to you. Because the frequency of the income payments, the period of time over which the payments are made and the amount of each payment may be "structured" by you and the defendant to meet your financial and medical needs, it is called a "Structured Settlement."

This Structured Settlement is then generally reflected in a contract between you and the defendant based on your mutual agreement (a

[SNOOPY AND CROWD OF WOODSTOCKS GRAPHIC]

[SNOOPY AT CONFERENCE GRAPHIC]
settlement agreement) or in an order issued by a court or administrative tribunal (judgment).

Customarily, as part of the Structured Settlement, the defendant will be released from any further liability related to the claim provided that you receive future income payments at the specified times. Often the defendant, with your consent, will assign the liability to make your scheduled income payments to another person or company (an assignee) through a "qualified assignment." Under the qualified assignment, the assignee (also the purchaser) assumes the obligation to pay you according to the schedule of payments contained in the qualified assignment.


When the liability is assigned to another person or company, the assignee will purchase the Income Annuity to use as the funding vehicle for making the income payments to you. The Income Annuity provides a stream of periodic income payments. TRGI (or other assignee) is the owner of the Income Annuity. As the owner, TRGI has the right to designate the payee of each income payment we make under the Income Annuity. Usually, you and/or your beneficiary are designated as the payees to receive income payments. In the case of the assignee's insolvency or bankruptcy, you may be entitled to continue to receive the income payments under the Income Annuity, depending on the terms of your qualified assignment.


You are the annuitant. An annuitant is the person whose life is the measure for determining the timing and sometimes the dollar amount of payments under an annuity. If the Income Annuity that is purchased so provides, upon your death, your beneficiaries may receive continuing payments.

THE INCOME ANNUITY
This Income Annuity can be designed to provide you with a streamof payments that is customized to meet your anticipated income needs. This includes payments for your lifetime or over a specified period. It is a "variable" annuity because the amount of each income payment varies based on the investment performance of the investment divisions identified in the Structured Settlement. In short, the value of your income payments under the Income Annuity may go up or down. Since the investment performance is not guaranteed, your income payment amount is at risk. The degree of risk will depend on the investment divisions selected. The Annuity Unit Value for each investment division rises or falls relative to the AIR based on the investment performance (or "experience") of the Portfolio with the same name.

The Income Annuity is purchased with one purchase payment. The amount of the income payments you receive will depend on such things as personal factors such as your age, the income payment type selected and the amount of the purchase payment under the Structured Settlement intended to be allocated to the investment divisions of the Income

[SNOOPY ON A SEESAW WITH WOODSTOCK GRAPHIC]
    The investment divisions generally offer the opportunity for greater returns over the long term than the Fixed Income Option. On the other hand, since your income payments are subject to risks associated with investing in stocks and bonds, income payments based upon amounts allocated to the investment divisions will fluctuate and may go down as well as up.
 10

Annuity. The frequency you receive income payments will be in accordance with the schedule of payments stipulated in the Structured Settlement.


Certain versions of the Income Annuity have a fixed payment option called the Fixed Income Option. Under the Fixed Income Option, we guarantee the amount of your fixed income payments. The Fixed Income Option is not described in this Prospectus although we occasionally refer to it.

INVESTMENT CHOICES
The Metropolitan Fund and each Portfolio are more fully described in the Metropolitan Fund's prospectus and its SAI. The SAI is available upon your request. The Metropolitan Fund's prospectus is attached at the end of this Prospectus. You should read the Metropolitan Fund prospectus carefully before agreeing to a Structured Settlement pursuant to which it is contemplated that the Income Annuity will be purchased to fund the obligation to make periodic payments to you. The class of shares available to the Income Annuity does not impose any 12b-1 Plan fees.

                         [SNOOPY READING MENU GRAPHIC]

The investment choices are:


Lehman Brothers(R) Aggregate Bond   Seeks to equal the performance of the
  Index Portfolio                   Lehman Brothers(R) Aggregate Bond Index
BlackRock Diversified Portfolio     Seeks high total return while attempting to
                                    limit investment risk and preserve capital
Harris Oakmark Large Cap Value      Seeks long-term capital appreciation
  Portfolio
BlackRock Investment Trust          Seeks long-term growth of capital and
  Portfolio                         income
MetLife Stock Index Portfolio       Seeks to equal the performance of the
                                    Standard & Poor's(R) 500 Composite Stock
                                    Price Index
T. Rowe Price Large Cap Growth      Seeks long-term growth of capital and,
  Portfolio                         secondarily, dividend income



We reserve the right to limit the number of investment divisions to which your settlement can be allocated.



Starting with the most conservative, the investment choices are listed in the approximate risk relationship among the available Portfolios from the most conservative to most aggressive, with those within the same investment style (BlackRock Investment Trust and MetLife Trust Portfolios) listed in alphabetical order. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the Fund prospectus for


The degree of investment risk assumed will depend on the investment divisions chosen.

more information regarding the Portfolios' investment objectives and investment practices of each Portfolio. Since your variable income payments are subject to risks associated with investing in stocks and bonds, your income payments based on amounts allocated to the investment divisions may go down as well as up.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed under the Income Annuity. There are no transaction expenses (i.e., front-end sales or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public.

The Metropolitan Fund is a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the Metropolitan Fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the Metropolitan Fund prospectus and SAI.

In addition, the Metropolitan Fund prospectus discusses other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund. The risks of these arrangements are also discussed.


Information about the payments we receive or make in regard to the Portfolios can be found later in this prospectus in the section under the "Who Sells the Income Annuity" heading.



We select the Portfolios offered through the Contracts based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or sub-adviser is one of our affiliates or whether the portfolio, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described later in this prospectus. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of account value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. We do not provide investment advice and do not recommend or endorse any particular Portfolio.


   While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.
 12

INCOME PAYMENT TYPES

Currently, we provide a wide variety of income payment types.



Your income payment amount will depend in large part on the type of income payment type chosen under the terms of the structured settlement agreement. For example, if a "Lifetime Income Annuity for Two" is selected, your income payments will typically be lower than if a "Lifetime Income Annuity" is selected. The terms of the Structured Settlement will also determine when your income payments will start and the frequency with which you will receive income payments. For income payment types providing for a guaranteed period, we may provide for payment of a commuted value upon your death if the Structured Settlement so provides or where required by law. For this purpose, the commuted value will be determined as the present value of all benefit payments that would be payable during the guarantee period, discounted at the assumed investment return (described later in the prospectus) and valued using the Annuity Unit Value(s) as of the date of death and the number of Annuity Units for each investment division shown in the specifications pages of the contract.



We reserve the right to limit the income payment types offered in connection with a settlement. For example, we may refuse to issue variable annuities with guarantee periods or with joint annuitants unless the payment stream begins within one payment period of the issue date of the Income Annuity (e.g., within one month of the issue date in the case of monthly income payments; within three months of the issue date in the case of quarterly payments; and within six months of the issue date in the case of semi-annual payments; and within twelve months of the issue date in the case of annual payments).


The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as you are living. Upon your death, payments stop.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as you are living but is guaranteed to be paid for a number of years. If you die before all of the guaranteed payments have been made, payments are made to your beneficiary until the end of the guarantee period. No payments are made once the guarantee period has expired and you are no longer living.

LIFETIME WITH NON-GUARANTEE PERIOD ANNUITY: A variable income payable during your life or a number of years. Payments stop at your death or at the end of the time period, whichever happens first.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as you and another person are alive. After one of you dies, payments continue to be made as long as the other person is living. In that event, payments may be the same as those made while both of you were living or

Factors to consider when agreeing to the terms for your income payments in the Structured Settlement are:

    - The amount of income you need;


    - The amount you expect to receive from other sources;


    - The growth potential of other investments; and


    - How long you would like your income to last.

may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both of you are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as you and another person are alive, but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both of you die before all of the guaranteed payments have been made, payments are made to your beneficiary until the end of the guarantee period. If one of you dies after the guarantee period has expired, payments continue to be made as long as the other person is living. In that event, payments may be the same as those made while both of you were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both of you are no longer living.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 1 to 40 years. If you die before the end of the guarantee period, payments are made to your beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type.

ALLOCATION OF PURCHASE PAYMENT

Money is allocated among the Fixed Income Option and theinvestment divisions according to the terms of the Structured Settlement and, where applicable, the qualified assignment agreement. We may require that a certain percentage of the purchase payment be allocated to the Fixed Income Option. Under certain versions of the Income Annuity, certain investment divisions or the Fixed Income Option may not be available. Once an allocation is chosen it may not be changed. Fixed periodic payments under the settlement agreement may be assigned under a separate qualified assignment agreement and may be funded using an income annuity contract other than the one described in this Prospectus.


REALLOCATIONS: You are not permitted to make reallocations of your income payment between the investment divisions or between the Fixed Income Option and the investment divisions.


Frequent requests from contract owners to make transfers/reallocations may dilute the value of a portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying portfolios and may disrupt portfolio management strategy, requiring a portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and


                     [SNOOPY AND FLYING WOODSTOCKS GRAPHIC]
 14
forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the contracts (e.g., annuitants and beneficiaries).



We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield portfolios and we monitor transfer/reallocation activity in those portfolios (the "Monitored Portfolios"). None of the Monitored Portfolios is available under the Income Annuity. We do not believe that Portfolios available under this Contract present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain portfolios, we rely on the underlying portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective. Our ability to detect such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer/reallocation activity may be limited by provisions of the contract. We do not accommodate market timing in any portfolios and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect owners and other persons with interests in the contracts.



The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners and other persons with interests in the contracts should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the portfolios.



In addition, contract owners and other persons with interests in the contracts should be aware that some portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the portfolios.



THE VALUE OF YOUR INCOME PAYMENTS


INITIAL VARIABLE INCOME PAYMENT

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units credited to the contract owner. IT IS NOT THE AMOUNT OF YOUR ACTUAL FIRST VARIABLE INCOME PAYMENT UNLESS YOUR FIRST INCOME PAYMENT HAPPENS TO BE WITHIN 10 DAYS AFTER WE ISSUE THE INCOME ANNUITY.



ANNUITY UNITS

Annuity units are credited for that portion of the purchase paymentallocated to an investment division on the day we receive all documents in good order. Before we determine the number of annuity units credited under the Income Annuity, we reduce the purchase payment by the contract fee, assignment fee, if applicable, and premium taxes, if applicable. We then compute an initial variable income payment amount using the net purchase payment the AIR, the income payment type and the age and sex of the annuitant which is the measuring life (or lives if income payments are to be paid over the lives of more than one person). We then divide the initial variable income payment allocated to an investment division by the investment division's Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The number of annuity units remains the same for the life of the Income Annuity.

EXAMPLE: DETERMINING THE NUMBER OF ANNUITY UNITS ASSUME THE FOLLOWING:


- We calculate an initial variable income payment based on the AIR, income payment type, and the age and sex of the measuring lives) and the amount of the net purchase payment and the first income payment date as specified in the Structured Settlement (For example, if we assume that the AIR, income payment type, age and sex of the measuring lives results in a purchase rate of $100 and the net purchase payment is $100,000, the initial variable income payment is $1,000. $100,000 / $100 = $1,000);


- The Structured Settlement provides that this $1,000 is allocated in equal amounts to two investment divisions (e.g., $500 to each); and


- On the day we receive all documents in good order and issue the Contract, the annuity unit values for investment division A is $10.00 and for investment division B is $12.50.


We credit the Income Annuity with annuity units as follows:

    $500 / 10.00 = 50 ANNUITY UNITS ALLOCATED TO INVESTMENT DIVISION A


    $500 / 12.50 = 40 ANNUITY UNITS ALLOCATED TO INVESTMENT DIVISION B


Then, when we calculate your variable income payment, we multiply the number of annuity units by the current annuity unit value. See the example under "Calculating Annuity Unit Values."

AIR AS A BENCHMARK FOR INCOME PAYMENTS

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your contract and may range from 3% to 6%. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience for the chosen investment divisions (for the time period between the payments) for the underlying portfolios minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.


The amount of each variable income payment is determined ten days prior to your income payment date or on the contract's issue date, if later than the income payment date.

THE EFFECT OF THE AIR ON VARIABLE INCOME PAYMENTS

If the net investment                 Your variable income payment
  experience:                         will (relative to the previous
                                      income payment):
                                        Increase
  Exceeds the AIR                       Stay the Same
  Equals the AIR                        Decrease
  Is less than the AIR

EXAMPLE FOR A 5% AIR

Assume that the initial variable income payment for an investment division is $1,000. And, one year later when we calculate your actual first income payment the investment experience for the underlying portfolio (minus the Separate Account charge) is up 10% (exceeds the AIR). Your variable income payment attributed to that investment division is $1,047.62. The percentage change between the initial variable income payment and your next income payment is a 4.7% INCREASE.

However, assume instead that the investment experience for the underlying portfolio (minus the Separate Account charge) is down 10% (does not exceed the AIR). Your next variable income payment is $857.14. Note that the percentage change between the initial variable income payment and your next income payment is a 14.3% DECREASE.

CALCULATING ANNUITY UNIT VALUES

We separately determine the annuity unit value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations, but we will give the owner 30 days' notice.

This is how we calculate the annuity unit value for each investment division:

- First, we determine the change in investment experience (which reflects the deductions for any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

- Next, we subtract the daily equivalent of the Separate Account charge for each day since the last day the annuity unit value was calculated. The resulting number is the net investment return;

- Then, we multiply by an adjustment based on the AIR for each day since the last Annuity Unit Value was calculated; and
-  Finally, we multiply the previous Annuity Unit Value by this result.

      The AIR is stated in the contract and may range from 1% to 6%. The current contract AIR is 5%. A contract could also reflect a different AIR negotiated by the parties to the Structured Settlement.

  Here is how the AIR effects variable income payments: a higher AIR will result in a higher initial variable income payment. A lower AIR will result in a lower initial variable income payment. With a lower AIR, subsequent variable income payments will increase more rapidly or decline more slowly than with a higher
  AIR as changes occur in the investment experience of the investment divisions. 18

EXAMPLE: CALCULATING THE ANNUITY UNIT VALUE

    Assume the following:

-  Yesterday's Annuity Unit Value was $10.20;

- The number we calculate for today's change in investment experience (which reflects the deduction for the investment-related charge) is 1.02 (up 2%);

-  The daily equivalent of the Separate Account charge is .000034035; and,

-  The daily equivalent of the adjustment for a 5% AIR is .99986634.

The new Annuity Unit Value is:
         (1.02 - .000034035) X .99986634 X $10.20 = $10.40

However, now assume that today's change in investment experience (which reflects the deduction for the investment-related charge) is .98 (down 2%) instead of 1.02.

The new Annuity Unit Value is:
         (.98 - .000034035) X .99986634 X $10.20 = $9.99

CONTRACT FEE
A one time $350 contract fee is taken from the amount made availableby the defendant for the Structured Settlement before an Income Annuity is purchased. This charge covers our administrative costs including preparation of the Income Annuity, review of applications and recordkeeping.

ASSIGNMENT FEE

If the Income Annuity is purchased by TRGI, there is a one time assignment fee of $750. The fee is deducted from the amount made available by the defendant for the Structured Settlement only if the obligation to pay you is assigned to TRGI. This charge covers TRGI's administrative and recordkeeping costs associated with assuming the liability for making payments to you and for being the owner of the Income Annuity.


PREMIUM AND OTHER TAXES
Some jurisdictions tax purchase payments for the Income Annuity. We deduct money from the purchase payment to pay "premium" taxes (also known as "annuity" taxes).


A chart in the Appendix shows the jurisdictions where premium taxes are currently charged and the percentage amount which must be added to the purchase payment to pay for the premium taxes.



We reserve the right to reduce income payments to you and/or your beneficiary or surviving annuitant to pay generation skipping transfer


[MARCIE WITH ADDING MACHINE GRAPHIC]

[LUCY WITH MAGNIFYING GLASS GRAPHIC]
taxes or similar taxes chargeable to the Income Annuity or chargeable to income payments made under the Income Annuity.


CHARGES
There are two types of charges paid if any of the purchase payment is allocated to the investment divisions:

-  Separate Account charge; and

-  Investment-related charge.

SEPARATE ACCOUNT CHARGE

There is a Separate Account charge. This charge is no more than 1.25% annually of the average value of amounts in the Separate Account. This charge includes insurance-related charges for the risk that you may live longer than we estimated. Then, we would be obligated to pay you more in payments than we anticipated. The charge also includes the risk that our expenses in administering the Income Annuity will be greater than we estimated. The Separate Account charge also pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses. The class of shares available to the Income Annuity does not have 12b-1 Plan fees, which pay for distribution expenses. The percentage paid for the investment-related charge depends on the selected investment divisions. Amounts for each investment division for the previous year are listed in the Table of Expenses.

 The charges paid will not reduce the number of annuity units credited under the Income Annuity. Instead, we deduct the charges when calculating the annuity unit value.
 20

GENERAL INFORMATION

ADMINISTRATION
All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

The purchase payment is sent by check or wire made payable to "MetLife" to the MetLife Designated Office. We will provide all necessary forms. We must have all documents in good order to credit the purchase payment.

Purchase payments are effective and valued as of the close of the Exchange, on the day we receive them in good order at the MetLife Designated Office, except when they are received:

-  On a day when the Annuity Unit Value is not calculated, or

-  After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Annuity Unit Value is calculated.

We reserve the right to credit the initial purchase payment under the Income Annuity within two days after its receipt at the MetLife Designated Office of documentation that an Income Annuity is to be purchased. However, if the forms are filled out incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify the purchaser and give the reasons for the delay. At that time, the purchaser will be asked whether or not they agree to let us keep the money until the problem is resolved. If the purchaser does not agree or we cannot reach the purchaser by the fifth business day, the money will be returned.

Alternatively, we may agree with the purchaser that the purchase payment will be used to purchase an insurance contract until such time as the documents are received in good order. The insurance contract will credit a fixed interest rate which will be adjusted quarterly.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

RECEIVING INCOME PAYMENTS AND INFORMATION

Based on the provisions of the Structured Settlement, the Income Annuity may provide you with income payments that begin immediately after the issue date of the Income Annuity and/or income payments that begin at

                      [WOODSTOCK WRITING A CHECK GRAPHIC]
some future date (i.e., delayed income payments). Each income payment stream, whether immediate or delayed, will be paid from each of the investment divisions and/or Fixed Income Option based on the allocation for that income payment described in the Structured Settlement. Lump sum income payments are paid only from the Fixed Income Option.

You may elect to have your payments sent to your residence or have us deposit payments directly into your bank account. If you elect to have your payment direct deposited, you will receive in the mail a stub statement for the payment. Your stub statement will indicate information, such as the amount of your payment, the number of units for each investment division and the corresponding annuity unit value. Unless you inform us of any errors within 60 days of receipt, we will consider this information to be accurate and complete. Periodically, you may receive additional information from us about the Income Annuity.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

We reserve the right to suspend or postpone payment of an income payment when:

- rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

- during any other period when the Securities and Exchange Commission by order so permits.
ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your statements, the Internet, annual reports and semiannual reports.

We may demonstrate performance in terms of "yield," "change in annuity unit value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ANNUITY UNIT VALUE is calculated by determining the percentage change in the value of an annuity unit for a certain period. These numbers may also be annualized.

ANNUALIZED CHANGE IN ANNUITY VALUE (I.E., AVERAGE ANNUAL TOTAL RETURN) calculations reflect the Separate Account charge and the 5% AIR.


                                    [CHARLIE BROWN WITH LETTER GRAPHIC]
                                         [SNOOPY AS TOWN CRIER GRAPHIC]
   All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.
 22

These figures also assume a steady annual rate of return. The average annual total return calculations are since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Income Annuity.

We may demonstrate hypothetical values of income payments (e.g., beginning with an initial income payment of $1,000) over a specified period based on historical net asset values of the Portfolios and historical Annuity Unit Values. These presentations reflect the benchmark AIR, deduction of the Separate Account charge and the investment-related charge.

We may assume that the Income Annuity was in existence prior to the inception date of the investment divisions in the Separate Account that fund the Income Annuity. We calculate performance based on the historical performance of the underlying Portfolio for the period. We use the actual annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Income Annuity had been introduced as of the Portfolio inception date.

We may state performance for the investment divisions which reflect deduction of the Separate Account charge and investment-related charge only when accompanied by the annualized change in annuity unit value.

Past performance is no guarantee of future results.

CHANGES TO THE INCOME ANNUITY
We have the right to make certain changes to the Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Income Annuity. If the law requires, we will also get the owner's approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include the right to:

-  Operate the Separate Account in any form permitted by law.

- Take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws).

- Transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

- Substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund or the shares of another investment company or any other investment permitted by law.

- Change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Income Annuity.

- Make any necessary technical changes in the Income Annuity in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division for which annuity units have been credited, we will notify the owner of the change. The Structured Settlement may provide for an alternate choice of investment division in which an equivalent number of annuity units will be credited if an investment division to which money has been allocated becomes no longer available or for which there is a change in the underlying Portfolio. Otherwise, you will not have any right to choose an alternate investment division. Where required by law, we will ask the owner's approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, the owner has voting interests under the Income Annuity concerning Metropolitan Fund proposals that are subject to a shareholder vote. Therefore, the owner is entitled to give us instructions for the number of shares which are deemed attributable to the Income Annuity.


We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment. In those cases where TRGI is the owner of the Income Annuity, the shares of each underlying Portfolio will be voted in the same proportion as the shares for which voting instructions are received by the Separate Account.


There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive voting instructions, we will vote the interests under the Income Annuity in the same proportion as represented by the voting instructions we receive from other investors. Shares of the Metropolitan Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of the shares:

-  For which voting instructions are received, and

-  That are voted in proportion to such voting instructions.

                                            [SNOOPY AND WOODSTOCK SHAKE GRAPHIC]
 24

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE INCOME ANNUITY

The Income Annuity is sold through registered broker-dealers. The licensed broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. The commissions we pay range from 0% to 5% of the purchase payment (without regard to any additional amounts earned in an insurance contract prior to the time documentation is received in good order), less the Contract Fee and the Assignment Fee, if any. There is no front-end sales load or back-end sales load deducted from purchase payments to pay sales commissions. The Separate Account does not pay sales commissions. MetLife pays its distribution expenses from its general account which includes any profits generated from its Separate Account operations.



Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of non-affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation items. We may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. Ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.



CERTAIN PAYMENTS WE RECEIVE OR MAKE WITH REGARD TO THE PORTFOLIOS


An investment adviser (other than our affiliates MetLife Advisersand MetLife Investors), or a sub-adviser of a Portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Portfolios. The amount of the compensation is not deducted from Portfolio assets and does not decrease the Portfolio's investment return. The amount of the compensation is based on a percentage of assets of the Portfolio attributable to the Income Annuity and certain other variable insurance products that we, and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. We do not receive any compensation from investment advisers or sub-advisers (other than MetLife Advisers and MetLife Investors) with respect to the Portfolios offered under the Contract.

Additionally, an investment adviser or sub-adviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or other affiliates) with increased access to persons involved in the distribution of the Contracts.



We, and certain of our affiliated insurance companies, are joint owners of our affiliated investment advisers, MetLife Advisers and MetLife Investors, which are formed as limited liability companies. Our ownership interests entitle us to profit distributions if the adviser makes a profit with respect to the management fees it receives from a Portfolio. We may benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See The Table of Expenses for information on the investment management fees paid to the advisers and the Statement of Additional Information for the Funds for information on the investment management fees paid to the adviser and sub-advisers.)


PURCHASES IN CERTAIN STATES
Although we may generally not cancel the Income Annuity, the owner may cancel the Income Annuity within a certain time period if the Income Annuity is purchased in New York, Massachusetts or North Carolina.

FINANCIAL STATEMENTS

The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing in the SAI and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


WHEN WE MAY CANCEL THE INCOME ANNUITY
We reserve the right to cancel the Income Annuity and pay its then current replacement cost (less applicable taxes and fees) if we are notified in writing of a determination by the Internal Revenue Service that any portion of the settlement proceeds applied to the purchase of the Income Annuity are includable in your taxable income or your beneficiary's taxable income.

                                                 [LUCY READING TAX CODE GRAPHIC]
 26

FEDERAL TAX TREATMENT
The following tax information is only a general discussion of the tax consequences of use of the Income Annuity in connection with the settlement of a claim. The Internal Revenue Code ("Code") is complex and changes regularly. Because of the complexity of the Code, the applicability of the tax laws to the Income Annuity and to the parties to a claim and/or an assignment are subject to varying interpretations, each party should consult his/her own tax advisor about his/her circumstances and how the tax law and any recent developments may affect him/her if the Income Annuity is used in connection with the settlement of a claim.

The Structured Settlement is an arrangement between you, the defendant and/or the defendant's insurer. Neither we nor any of our affiliates assumes responsibility for any legal, tax, or financial consequences of the Structured Settlement to any of the parties to the claim or any assignee. In particular, neither we nor any of our affiliates make any representations, warranties, or guarantees as to the tax consequences of any decision you and other parties make to settle your claim and to have income payments to you funded by an Income Annuity.

Estate tax and generation skipping transfer taxes or similar taxes may apply to the remaining stream of income payments on your death. Consult your tax advisor. To the extent permitted under the Federal income tax laws, we may claim the benefit of certain tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

TAX TREATMENT OF INCOME PAYMENTS RECEIVED IN SETTLEMENT OF PERSONAL PHYSICAL INJURY CLAIMS

Section 104(a)(2) of the Code excludes from gross income any amounts received as damages on account of personal physical injuries or physical sickness. However, such exclusion does not apply to amounts received as punitive damages or amounts attributable to previously deducted medical expenses. These non-qualifying amounts cannot be included in an assignment of a structured settlement obligation. For amounts excludable under Section 104(a)(2), the tax "exclusion applies whether the amounts are paid in a lump sum or as periodic payments."



If the Income Annuity will be used to provide periodic payments to you as a result of your claim, the periodic payments will be excludable from your income only if the Income Annuity is owned by a person other than you. The Income Annuity typically will be owned by TRGI.


We take no responsibility for determining if payments made to you as a result of a claim, whether by use of the Income Annuity or otherwise, are excludable from your income under Section 104(a)(2) of the Code.

A DEFENDANT MAY ASSIGN ITS OBLIGATION TO MAKE INCOME PAYMENTS TO YOU

Pursuant to Section 130 of the Code, the defendant or the defendant's insurer may assign, with your consent, its obligation under the Structured Settlement to make income payments to you. The entity, called the assignee, that assumes the obligation to make income payments to you, typically will be TRGI. The assignment by the defendant to TRGI of its obligation to make income payments to you will be treated as a "qualified assignment" under Section 130(c) of the Code only if the following requirements are met:


- The Structured Settlement provides that you will receive income payments on specified dates to compensate you for your personal injury or sickness (in a case involving physical injury or physical sickness);


- TRGI assumes the liability to make payments to you from a party to the suit or the Structured Settlement;


- The income payments that will be made to you are fixed and determinable as to amount and time of payment;

-  You cannot accelerate, defer, increase, or decrease your income payments;


- The amount TRGI is obligated to pay you under the assignment is no greater than the obligation of the person who assigned the liability to TRGI; and


-  The income payments to you are excludable from your gross income under
   Section 104(a)(1) or (2) of the Code.


If these requirements are satisfied, and the assignment to TRGI is treated as a "qualified assignment," the defendant may deduct the full payment it makes to TRGI in the year in which the payment is made. In addition, if these requirements are satisfied and TRGI purchases one or more "qualified funding assets" to fund its obligation to make income payments to you under the assignment, the purchase payment TRGI receives from the defendant will be excluded from TRGI's gross income to the extent the purchase payment does not exceed the aggregate cost of the qualified funding assets.


[SNOOPY WRITING GRAPHIC]
 28

USING THE INCOME ANNUITY TO FUND QUALIFIED ASSIGNMENTS
If you and the defendant intend to have the Income Annuity fund a qualified assignment, the amount of the purchase payment that is to be allocated to each investment division, the formula for determining the number of annuity units to be credited to each investment division, and the schedule for making the variable income payments must be specified in the Structured Settlement.


The Internal Revenue Service (IRS) has issued a private letter ruling to Metropolitan Life and Annuity Company ("MIAC"), a former subsidiary of MetLife, as the assignee of a defendant's obligation to make payments to a party that was physically injured. In the private letter ruling, MIAC proposed to purchase a variable income annuity as a "qualified funding asset." Under the settlement agreement involved in the private ruling, at least 50 percent of the damages to be applied to the purchase of the variable income annuity was to be allocated to a fixed income option. In the private letter ruling, the IRS determined, among other things, that:


- Periodic payments of damages that are calculated pursuant to an objective formula based on the performance of the S&P 500 Stock Index and/or a mutual fund designed to achieve long-term growth of capital and moderate income are fixed and determinable as to amount and time of payment; and


- A variable income annuity purchased by MIAC from MetLife would not fail to qualify as a qualified funding asset within the meaning of Section 130(c) of the Code solely because of the variable payments under the annuity, which would be reasonably related to the periodic payments under the qualified assignment.


- If you, the owner and the defendant agree, you may be granted a security interest in the Income Annuity. Merely granting a security interest in the Income Annuity to you will not cause the assignment to fail to qualify as a qualified funding asset within the meaning of Section 130 of the Code.


MIAC merged into Metropolitan Tower Life Insurance Company as of October 8, 2004. Subsequent to that date, TRGI, a subsidiary of MetLife will generally accept qualified assignments in place of MIAC. However, we reserve the right to designate another affiliate of MetLife to accept assignments that use this annuity. Private letter rulings may be relied upon only by the taxpayer(s) who requested the ruling and only with respect to the specific facts involved in the ruling. However, the reasoning used by the IRS in reaching its determinations in the ruling may be useful to defendants, defendant's liability insurers, and other assignees considering the tax treatment of the Income Annuity in connection with the settlement of a claim. Such persons should, of course, consult their own tax advisors to determine the tax consequences of entering into a Structured Settlement or assigning (or accepting an assignment of) liability in connection with which the Income Annuity will be used to fund payments to the claimant.

Transfers may not be made between investment divisions or into or out of the Fixed Income Option due to the requirements of the Federal law with respect to the receipt of periodic payments intended to be excludable from the recipient's income under Section 104(a)(1) or 104(a)(2) of the Code.

OWNERS OTHER THAN TRGI

Entities (such as corporations) that are considering purchasing an Income Annuity should consult with their own tax advisors prior to the purchase to determine the tax consequences of owning the Income Annuity.

In general, under Section 72(u) of the Code, if an annuity contract is owned by a non-natural person, the contract is not treated as an annuity for income tax purposes and the income under the contract is treated as ordinary income received or accrued by the owner in each taxable year. There are exceptions to this general rule. These exceptions include contracts that are "qualified funding assets" within the meaning of Section 130(c) of the Code (without regard to whether there is a qualified assignment) and contracts that are "immediate annuities" within the meaning of Section 72(u)(4) of the Code. If a contract satisfies one of these exceptions, the income under the contract generally is not taxed until it is received.

In addition, pursuant to Section 264(f) of the Code, if an Income Annuity is owned by a non-natural person, or held for the benefit of a non-natural person, a portion of the owner's otherwise deductible interest may no longer be deductible. Similar adverse income tax consequences may occur pursuant to Sections 805, 807 and 832 of the Code, if an Income Annuity is owned by or for the benefit of an insurance company.

LEGAL PROCEEDINGS


MetLife, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or administrative or other proceedings cannot be predicted with certainty, MetLife does not believe that, as of this date, any such litigation or proceedings will have a material adverse effect upon the Separate Account or upon the ability of MetLife to act as principal underwriter or to meet its obligations under the contracts.

TABLE OF CONTENTS FOR THE STATEMENT
OF ADDITIONAL INFORMATION


                                                        PAGE
COVER PAGE..................... ......................     1
TABLE OF CONTENTS.................. ..................     1
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.... ....     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     INCOME ANNUITY................. .................     2
EXPERIENCE FACTOR.................. ..................     2
VARIABLE INCOME PAYMENTS.............. ...............     2
INVESTMENT MANAGEMENT FEES............. ..............     5
ADVERTISEMENT OF THE SEPARATE ACCOUNT........ ........     5
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT.... .....   F-1
FINANCIAL STATEMENTS OF METLIFE........... ...........     1


[PEANUTS GANG GRAPHIC]

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.


[ ] Metropolitan Life Separate Account E



[ ] Metropolitan Series Fund Inc.


[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
Structured Settlement Group
2300 Lakeview Parkway
Suite 600
Alpharetta, GA 30004
Attention: MetLife Settlement Plus(SM)

APPENDIX

PREMIUM TAX TABLE

If the owner is a resident of or domiciled in one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate which will be applied to the Income Annuity.

                      Income Annuities
   California........      2.35%
   Maine.............      2.00%
   Nevada............      3.50%
   Puerto Rico.......      1.00%
   South Dakota......      1.25%
   West Virginia.....      1.00%
   Wyoming...........      1.00%

PEANUTS (C) United Feature Syndicate, Inc.

(C) 2005 Metropolitan Life Insurance Company


[LUCY'S TAXES GRAPHIC]

SSSPROSP(0505)

                    APPENDIX FOR GRAPHIC AND IMAGE MATERIAL



    Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from the EDGAR filing due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.



INTRODUCTION



    The prospectus included in the Form N-4 for Metropolitan Life Separate Account E includes illustrations using various characters from the PEANUTS(Registered) gang which are copyrighted by United Feature Syndicate, Inc. There is a list and description of characters followed by a list of illustrations and their page location in the prospectus.



CHARACTERS



Snoopy -- A Beagle dog



Charlie Brown -- A little boy with zigzag pattern on shirt



Woodstock -- A small bird



Lucy -- A little brunette girl



Linus -- A younger little boy with stripped shirt (Lucy's brother)



Marcie -- A little brunette girl with glasses



Franklin -- A curly haired little boy



Pigpen -- A little boy with dust cloud and smudged face



Peppermint Patty -- An athletic girl with freckles, page boy haircut and sandals



Sally -- A little blond girl with curls on top (Charlie Brown's sister)



                                      PAGE
                                      ----
 1.  Snoopy......................  First page
 2.  Charlie Brown on step ladder
     looking at fold out map.....  Page 3      Table of Contents
 3.  Snoopy in suit with
     pointer.....................  Page 4      Important Terms You
                                               Should Know
 4.  Lucy reviewing ticker tape
     coming from machine.........  Page 8      Annuity Unit Values
 4.  Snoopy as MetLife
     Representative listening to
     crowd of Woodstocks.........  Page 9      MetLife



                                      PAGE
                                      ----
 5.  Corporate Snoopy with
     pointer with graph at
     meeting.....................  Page 9      Settling Your Claim
 6.  Snoopy and Woodstock
     balanced on seesaw..........  Page 10     The Income Annuity
 7.  Snoopy reading menu at
     restaurant table............  Page 11     Your Investment Choices
 8.  Snoopy as WWI flying ace
     dispatching Woodstocks with
     checks......................  Page 14     Allocation of Purchase
                                               Payment
 9.  Marcie at desk with adding
     machine reviewing tape of
     calculations................  Page 19     Calculating the Annuity
                                               Unit Value
10.  Lucy with magnifying glass
     studying a piece of paper...  Page 19     Premium and Other Taxes
11.  Woodstock writing out a
     check.......................  Page 21     Purchase Payments
12.  Charlie Brown receiving
     letter at mail box..........  Page 22     Receiving Income
                                               Payments and
                                               Information
13.  "Colonial" Snoopy as town
     crier.......................  Page 22     Advertising Performance
14.  Snoopy as MetLife
     Representative shaking paw/
     wing with Woodstock.........  Page 24     Who Sells the Income
                                               Annuity
15.  Lucy sitting down reading
     Tax Code....................  Page 26     Federal Tax Treatment
16.  Snoopy crouching down on his
     knees, signing a form.......  Page 28     A Defendant May Assign
                                               its Obligation to Make
                                               Income Payments to You
17.  Franklin, Snoopy, Charlie
     Brown, Lucy, Pigpen, Linus
     and Peppermint Patty........  Page 33     Table of Contents for
                                               the Statement of
                                               Additional Information
18.  Lucy in her advice box with
     "TAXES -- The Expert is in"
     printed on it advising
     Peppermint Patty and
     Sally.......................  Page 35     Premium Tax Table

                      METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                          METLIFE SETTLEMENT PLUS(SM),
                           A VARIABLE INCOME ANNUITY

                      STATEMENT OF ADDITIONAL INFORMATION
                               FORM N-4    PART B

                                  May 1, 2005



     This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for MetLife Settlement Plus(SM), A Variable Income Annuity dated May 1, 2005 and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, Attn:
MetLife Settlement Plus, Structured Settlement Group, 2300 Lakeview Parkway, Suite 600, Alpharetta, GA 30004.


     A Statement of Additional Information for the Metropolitan Series Fund, Inc. is attached at the end of this Statement of Additional Information.


     Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section entitled "Important Terms You Should Know" of the Prospectus for MetLife Settlement Plus, A Variable Income Annuity dated May 1, 2005.

                            ------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Independent Registered Public Accounting Firm...............     2
Distribution of Certificates and Interests in the Income
  Annuity...................................................     2
Experience Factor...........................................     2
Variable Income Payments....................................     2
Investment Management Fees..................................     5
Advertisement of the Separate Account.......................     5
Financial Statements of the Separate Account................   F-1
Financial Statements of MetLife.............................     1

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



     The financial statements of Metropolitan Life Separate Account E and Metropolitan Life Insurance Company (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, FL 33602-5827.


DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE INCOME ANNUITY

     MetLife is both the depositor and the underwriter (issuer) of the Income Annuity.

     The certificates and interests in the Income Annuity are sold through registered broker-dealers.


     Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of non-affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation items. We may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. Ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.


     The offering of the Income Annuity is continuous. In certain situations, the Income Annuity may not include all investment choices or the Fixed Income Option. Each contract will indicate the available choices.


     There were no underwriting commissions paid to or amounts retained by the principal underwriter for each of the last three fiscal years.


EXPERIENCE FACTOR

     We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period (described later) to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period not to exceed .000034035 (the daily equivalent of an effective annual rate of 1.25%).

VARIABLE INCOME PAYMENTS

     "Variable income payments" include variable income payments made under the various Income Annuities.

ASSUMED INVESTMENT RETURN (AIR)

     The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 5% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

AMOUNT OF INCOME PAYMENTS

     The income payment you receive periodically from an investment division (except for any payment paid within 10 days of the day we receive all properly completed documents) will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

     The Income Annuity specifies the dollar amount of the initial variable income payment for each investment division (this equals the first payment amount if paid within 10 days of the day we receive all properly completed documents). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or contract charge), the AIR, the age and/or sex of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division on the day we receive all properly completed documents. The number of annuity units held remains fixed for the duration of the contract.

     The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.

     For example, on an annual basis, if an investment division has a cumulative net investment performance of 6% over a one year period, the first variable income pay-ment in the next year will be approximately 1% greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the investment division. If such investment performance return is 4% over a one year period, the first variable income payment in the next year will be approximately 1% less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment performance of the applicable division.

ANNUITY UNIT VALUE

     The Annuity Unit Value is based on the change in investment performance in the Separate Account. (See "The Value of Your Income Payment" in the Prospectus.)

CALCULATING THE ANNUITY UNIT VALUE

     We calculate Annuity Unit Values once a day at the close of the New York Stock Exchange on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All income payments are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.

     To calculate an Annuity Unit Value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 5% and a one day Valuation Period, the factor is ..99986634, which is the daily discount factor for an effective annual rate of 5%. (The AIR may be in the range of 1% to 6%, as defined in your Income Annuity and the laws in the state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

     The following examples show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments:

                  EXAMPLE OF CALCULATION OF ANNUITY UNIT VALUE

 1. Annuity Unit Value, beginning of period.................  $ 10.20000

 2. "Experience factor" for period..........................    1.023558

 3. Daily adjustment for 5% of Assumed Investment Return....   .99986634

 4. (2) X (3)...............................................    1.023421

 5. Annuity Unit Value, end of period (1) X (4).............  $ 10.43889

                           EXAMPLE OF INCOME PAYMENTS
 (ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                              THE INCOME ANNUITY)
          Annuitant age 65, Life Annuity with 120 Payments Guaranteed

 1. Net Purchase Payment....................................    $50,000.00

 2. First monthly income payment per $1,000 of Annuity
    Value...................................................    $     7.71

 3. First monthly income payment (1) X (2) / 1,000..........    $   385.50

 4. Assume Annuity Unit Value (see Example of Calculation of
    Annuity Unit Value above) as of Annuity Date equal to...    $ 10.80000

 5. Number of Annuity Units (3) / (4).......................      35.69444

 6. Assume Annuity Unit Value for the second month equal to
    (10 days prior to payment)..............................    $ 10.97000

 7. Second monthly Annuity Payment (5) X (6)................    $   391.57

 8. Assume Annuity Unit Value for third month equal to......    $ 10.52684

 9. Next monthly Annuity Payment (5) X (8)..................    $   375.75

DETERMINING THE VARIABLE INCOME PAYMENT

     Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. The AIR is the rate used to determine the initial variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the initial variable income payment will be. Variable income payments will increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the investment divisions.

INVESTMENT MANAGEMENT FEES


     Each of the currently available Metropolitan Fund Portfolios pays MetLife Advisers LLC ("MetLife Advisers"), the investment manager of the Metropolitan Fund, an investment management fee. For providing investment management services to the Lehman Brothers(R) Aggregate Bond Index(1) and the MetLife Stock Index Portfolios(2), MetLife Advisers receives monthly compensation from each Portfolio at an annual rate of 0.25% of the average daily value of the aggregate net assets of each Portfolio. For providing investment management services to the BlackRock Investment Trust Portfolio, MetLife Advisers receives monthly compensation from the Portfolio at an annual rate of 0.55% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, 0.50% of such assets on the next $500 million and 0.45% of such assets on amounts over $1 billion. For providing investment management services to the BlackRock Diversified Portfolio, MetLife Advisers receives monthly compensation from the Portfolio at an annual rate of 0.50% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, 0.45% of such assets on the next $500 million and 0.40% of such assets on amounts over $1 billion. MetLife Advisers pays BlackRock Advisors, Inc. to provide sub-investment management services for the BlackRock Diversified and BlackRock Investment Trust Portfolios. MetLife Advisers pays us to provide sub-investment management services to the MetLife Stock Index Portfolio and the Lehman Brothers(R) Aggregate Bond Index Portfolio.


     For providing investment management services to the Harris Oakmark Large Cap Value Portfolio, MetLife Advisers receives monthly compensation from the Portfolio at an annual rate of 0.75% of the average daily value of the aggregate net assets of the Portfolio up to $250 million and 0.70% of such assets in excess of $250 million. Harris Associates, L.P. is the sub-investment manager with respect to the Harris Oakmark Large Cap Value Portfolio.


     For providing investment management services to the T. Rowe Price Large Cap Growth Portfolio(3), MetLife Advisers receives monthly compensation from the Portfolio at an annual rate of 0.65% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, and 0.60% of such assets over $50 million. T. Rowe Price Associates, Inc. is the sub-investment manager for the T. Rowe Price Large Cap Growth Portfolio.



(1) For the period May 1, 2005 through April 30, 2006, MetLife Advisers has contractually agreed to reduce its investment management fee to the annual rate of 0.244%.



(2) For the period May 1, 2005 through April 30, 2006, MetLife Advisers has contractually agreed to reduce its investment management fee to the annual rate of 0.243%



(3) For the period May 1, 2005 through April 30, 2006, MetLife Advisers has contractually agreed to reduce this investment advisory fee to the annual rate of 0.635% for the first $50 million of the Portfolio's average daily net assets. In addition, effective February 17, 2005, MetLife Advisers has voluntarily agreed to waive its investment advisory fee by the amount waived by the Portfolio's sub-investment adviser pursuant to a voluntary sub-investment advisory fee waiver. This voluntary waiver is dependent on the satisfaction of certain conditions and may be terminated by MetLife Advisers at any time. The Metropolitan Fund's SAI provides more information about these fee waivers.


WHEN VOTING INSTRUCTIONS MAY BE DISREGARDED

     MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment adviser or principal underwriter or any portfolio which may be initiated by those having voting interests or the Metropolitan Fund's board of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or
(3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

     In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

INVESTOR CONTROL

     In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contract to bring it into conformity with applicable standards should such modification be necessary to prevent an owner of the contract from being treated as the owner of the underlying separate account assets.

ADVERTISEMENT OF THE SEPARATE ACCOUNT

     From time to time we advertise the performance of various Separate Account investment divisions. Performance will be stated in terms of either "yield," "change in annuity unit value" or "average annual total return" or some combination of the foregoing. Yield, change in annuity unit value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertise-ment, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Change in annuity unit value refers to the comparison between values of annuity units over specified periods in which an investment division has been in operation, expressed as a percentage and may also be expressed as an annualized figure. Average annual total return differs from the change in annuity unit value because it assumes a steady rate of return. It also reflects all expenses.

     We may demonstrate hypothetical values of income payments (e.g. beginning with an initial income payment of $500) over a specified period based on historical net asset values of the Portfolios. These presentations reflect the benchmark AIR, deduction of the Separate Account charge and the investment-related charge. We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolios for the period before the inception date of the Income Annuity. We use the actual annuity unit data after the inception date.

     We may state performance for the investment divisions which reflect deduction of the separate account charge and investment-related charge only when accompanied by the annualized change in annuity unit value.

     Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred or tax-exempt investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(Registered) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers(R) Aggregate Bond Index, and/or the Lehman Brothers(R) Government/ Corporate Bond Index, or the Merrill Lynch High Yield Bond Index.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
Metropolitan Life Separate Account E
and the Board of Directors of
Metropolitan Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of the Investment Divisions (as disclosed in Note 1 to the financial statements) comprising Metropolitan Life Separate Account E (the "Separate Account") of Metropolitan Life Insurance Company ("Metropolitan Life") as of December 31, 2004 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions comprising the Separate Account of Metropolitan Life as of December 31, 2004, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Certified Public Accountants
Tampa, FL

March 23, 2005

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2004



                                                        STATE STREET RESEARCH
                                                          INVESTMENT TRUST        VARIABLE B          VARIABLE C
                                                         INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
                                                        --------------------- ------------------- -------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
State Street Research Investment Trust Portfolio
 (52,451,874 shares; cost $1,738,339,355)..............   $  1,423,569,314     $              --  $               --
State Street Research Investment Trust Portfolio
 (1,411,515 shares; cost $47,162,512)..................                 --            38,322,626                  --
State Street Research Investment Trust Portfolio
 (95,267 shares; cost $2,675,824)......................                 --                    --           2,586,485
State Street Research Diversified Portfolio
 (93,701,625 shares; cost $1,590,446,750)..............                 --                    --                  --
State Street Research Aggressive Growth Portfolio
 (36,286,842 shares; cost $943,791,043)................                 --                    --                  --
MetLife Stock Index Portfolio
 (97,945,847 shares; cost $2,981,055,580)..............                 --                    --                  --
FI International Stock Portfolio
 (17,742,500 shares; cost $162,725,167)................                 --                    --                  --
FI Mid Cap Opportunities Portfolio
 (43,832,633 shares; cost $986,223,068)................                 --                    --                  --
T. Rowe Price Small Cap Growth Portfolio
 (17,883,042 shares; cost $192,372,114)................                 --                    --                  --
Scudder Global Equity Portfolio
 (13,203,591 shares; cost $163,178,992)................                 --                    --                  --
Harris Oakmark Large Cap Value Portfolio
 (29,598,794 shares; cost $333,541,631)................                 --                    --                  --
Neuberger Berman Partners Mid Cap Value Portfolio
 (17,347,508 shares; cost $271,889,730)................                 --                    --                  --
T. Rowe Price Large Cap Growth Portfolio
 (13,688,347 shares; cost $166,600,654)................                 --                    --                  --
Lehman Brothers Aggregate Bond Index Portfolio
 (55,349,426 shares; cost $592,230,462)................                 --                    --                  --
Morgan Stanley EAFE Index Portfolio
 (20,824,326 shares; cost $183,115,306)................                 --                    --                  --
Russell 2000 Index Portfolio
 (17,318,301 shares; cost $186,230,545)................                 --                    --                  --
Met/Putnam Voyager Portfolio
 (6,943,324 shares; cost $29,889,486)..................                 --                    --                  --
State Street Research Aurora Portfolio
 (28,358,169 shares; cost $410,959,654)................                 --                    --                  --
MetLife Mid Cap Stock Index Portfolio
 (16,320,398 shares; cost $177,657,615)................                 --                    --                  --
Franklin Templeton Small Cap Growth Portfolio
 (3,771,993 shares; cost $32,043,342)..................                 --                    --                  --
State Street Research Large Cap Value Portfolio
 (4,223,207 shares; cost $44,743,027)..................                 --                    --                  --
State Street Research Bond Income Portfolio
 (4,223,818 shares; cost $455,617,452).................                 --                    --                  --
State Street Research Money Market Portfolio
 (230,055 shares; cost $23,005,570)....................                 --                    --                  --
Davis Venture Value Portfolio
 (6,783,687 shares; cost $165,710,704).................                 --                    --                  --
Loomis Sayles Small Cap Portfolio
 (175,506 shares; cost $30,505,249)....................                 --                    --                  --
MFS Investors Trust Portfolio
 (2,220,005 shares; cost $17,347,263)..................                 --                    --                  --
Harris Oakmark Focused Value Portfolio
 (1,349,138 shares; cost $264,521,227).................                 --                    --                  --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (10,877,009 shares; cost $133,529,089)................                 --                    --                  --
Salomon Brothers U.S. Government Portfolio
 (10,031,703 shares; cost $123,175,925)................                 --                    --                  --
                                                          ----------------     -----------------  ------------------
Total investments......................................      1,423,569,314            38,322,626           2,586,485
Cash and Accounts Receivable...........................                 --                    --                  --
                                                          ----------------     -----------------  ------------------
Total assets...........................................      1,423,569,314            38,322,626           2,586,485
LIABILITIES:
Due to Metropolitan Life Insurance Company.............             47,897                65,625              14,887
                                                          ----------------     -----------------  ------------------
NET ASSETS.............................................   $  1,423,521,417     $      38,257,001  $        2,571,598
                                                          ================     =================  ==================
Outstanding Units (In Thousands).......................             41,534                   280                  16
Unit Fair Values.......................................   $11.89 to $70.82     $38.22 to $145.78  $145.78 to $175.32

                                                        STATE STREET RESEARCH
                                                             DIVERSIFIED
                                                         INVESTMENT DIVISION
                                                        ---------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
State Street Research Investment Trust Portfolio
 (52,451,874 shares; cost $1,738,339,355)..............   $             --
State Street Research Investment Trust Portfolio
 (1,411,515 shares; cost $47,162,512)..................                 --
State Street Research Investment Trust Portfolio
 (95,267 shares; cost $2,675,824)......................                 --
State Street Research Diversified Portfolio
 (93,701,625 shares; cost $1,590,446,750)..............      1,509,231,849
State Street Research Aggressive Growth Portfolio
 (36,286,842 shares; cost $943,791,043)................                 --
MetLife Stock Index Portfolio
 (97,945,847 shares; cost $2,981,055,580)..............                 --
FI International Stock Portfolio
 (17,742,500 shares; cost $162,725,167)................                 --
FI Mid Cap Opportunities Portfolio
 (43,832,633 shares; cost $986,223,068)................                 --
T. Rowe Price Small Cap Growth Portfolio
 (17,883,042 shares; cost $192,372,114)................                 --
Scudder Global Equity Portfolio
 (13,203,591 shares; cost $163,178,992)................                 --
Harris Oakmark Large Cap Value Portfolio
 (29,598,794 shares; cost $333,541,631)................                 --
Neuberger Berman Partners Mid Cap Value Portfolio
 (17,347,508 shares; cost $271,889,730)................                 --
T. Rowe Price Large Cap Growth Portfolio
 (13,688,347 shares; cost $166,600,654)................                 --
Lehman Brothers Aggregate Bond Index Portfolio
 (55,349,426 shares; cost $592,230,462)................                 --
Morgan Stanley EAFE Index Portfolio
 (20,824,326 shares; cost $183,115,306)................                 --
Russell 2000 Index Portfolio
 (17,318,301 shares; cost $186,230,545)................                 --
Met/Putnam Voyager Portfolio
 (6,943,324 shares; cost $29,889,486)..................                 --
State Street Research Aurora Portfolio
 (28,358,169 shares; cost $410,959,654)................                 --
MetLife Mid Cap Stock Index Portfolio
 (16,320,398 shares; cost $177,657,615)................                 --
Franklin Templeton Small Cap Growth Portfolio
 (3,771,993 shares; cost $32,043,342)..................                 --
State Street Research Large Cap Value Portfolio
 (4,223,207 shares; cost $44,743,027)..................                 --
State Street Research Bond Income Portfolio
 (4,223,818 shares; cost $455,617,452).................                 --
State Street Research Money Market Portfolio
 (230,055 shares; cost $23,005,570)....................                 --
Davis Venture Value Portfolio
 (6,783,687 shares; cost $165,710,704).................                 --
Loomis Sayles Small Cap Portfolio
 (175,506 shares; cost $30,505,249)....................                 --
MFS Investors Trust Portfolio
 (2,220,005 shares; cost $17,347,263)..................                 --
Harris Oakmark Focused Value Portfolio
 (1,349,138 shares; cost $264,521,227).................                 --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (10,877,009 shares; cost $133,529,089)................                 --
Salomon Brothers U.S. Government Portfolio
 (10,031,703 shares; cost $123,175,925)................                 --
                                                          ----------------
Total investments......................................      1,509,231,849
Cash and Accounts Receivable...........................                 --
                                                          ----------------
Total assets...........................................      1,509,231,849
LIABILITIES:
Due to Metropolitan Life Insurance Company.............             83,374
                                                          ----------------
NET ASSETS.............................................   $  1,509,148,475
                                                          ================
Outstanding Units (In Thousands).......................             49,415
Unit Fair Values.......................................   $11.80 to $43.58

                      See Notes to Financial Statements.

STATE STREET RESEARCH         METLIFE                 FI                  FI MID CAP             T. ROWE PRICE
  AGGRESSIVE GROWTH         STOCK INDEX       INTERNATIONAL STOCK        OPPORTUNITIES         SMALL CAP GROWTH
 INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION (C)   INVESTMENT DIVISION
---------------------   -------------------   -------------------   -----------------------   -------------------
  $             --       $             --      $             --        $             --        $             --
                --                     --                    --                      --                      --
                --                     --                    --                      --                      --
                --                     --                    --                      --                      --
       735,691,813                     --                    --                      --                      --
                --          3,156,221,101                    --                      --                      --
                --                     --           203,839,395                      --                      --
                --                     --                    --             715,754,461                      --
                --                     --                    --                      --             243,486,555
                --                     --                    --                      --                      --
                --                     --                    --                      --                      --
                --                     --                    --                      --                      --
                --                     --                    --                      --                      --
                --                     --                    --                      --                      --
                --                     --                    --                      --                      --
                --                     --                    --                      --                      --
                --                     --                    --                      --                      --
                --                     --                    --                      --                      --
                --                     --                    --                      --                      --
                --                     --                    --                      --                      --
                --                     --                    --                      --                      --
                --                     --                    --                      --                      --
                --                     --                    --                      --                      --
                --                     --                    --                      --                      --
                --                     --                    --                      --                      --
                --                     --                    --                      --                      --
                --                     --                    --                      --                      --
                --                     --                    --                      --                      --
                --                     --                    --                      --                      --
  ----------------       ----------------      ----------------        ----------------        ----------------
       735,691,813          3,156,221,101           203,839,395             715,754,461             243,486,555
                --                     --                    --                      --                      --
  ----------------       ----------------      ----------------        ----------------        ----------------
       735,691,813          3,156,221,101           203,839,395             715,754,461             243,486,555
            17,732                338,069                18,763                  37,379                  18,305
  ----------------       ----------------      ----------------        ----------------        ----------------
  $    735,674,081       $  3,155,883,032      $    203,820,632        $    715,717,082        $    243,468,250
  ================       ================      ================        ================        ================
            25,212                 85,759                13,333                  41,657                  17,980
  $12.66 to $43.03       $11.11 to $41.93      $11.94 to $16.11        $11.44 to $17.57        $12.30 to $13.86

      SCUDDER           HARRIS OAKMARK
   GLOBAL EQUITY        LARGE CAP VALUE
INVESTMENT DIVISION   INVESTMENT DIVISION
-------------------   -------------------
 $             --      $             --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
      172,765,463                    --
               --           395,225,203
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
               --                    --
 ----------------      ----------------
      172,765,463           395,225,203
               --                    --
 ----------------      ----------------
      172,765,463           395,225,203
           14,651               110,320
 ----------------      ----------------
 $    172,750,812      $    395,114,883
 ================      ================
           11,373                29,630
 $12.93 to $15.56      $11.85 to $13.75

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2004


                                                        NEUBERGER BERMAN PARTNERS    T. ROWE PRICE      LEHMAN BROTHERS
                                                              MID CAP VALUE        LARGE CAP GROWTH   AGGREGATE BOND INDEX
                                                           INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION
                                                        ------------------------- ------------------- --------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
State Street Research Investment Trust Portfolio
 (52,451,874 shares; cost $1,738,339,355)..............     $             --       $             --     $             --
State Street Research Investment Trust Portfolio
 (1,411,515 shares; cost $47,162,512)..................                   --                     --                   --
State Street Research Investment Trust Portfolio
 (95,267 shares; cost $2,675,824)......................                   --                     --                   --
State Street Research Diversified Portfolio
 (93,701,625 shares; cost $1,590,446,750)..............                   --                     --                   --
State Street Research Aggressive Growth Portfolio
 (36,286,842 shares; cost $943,791,043)................                   --                     --                   --
MetLife Stock Index Portfolio
 (97,945,847 shares; cost $2,981,055,580)..............                   --                     --                   --
FI International Stock Portfolio
 (17,742,500 shares; cost $162,725,167)................                   --                     --                   --
FI Mid Cap Opportunities Portfolio
 (43,832,633 shares; cost $986,223,068)................                   --                     --                   --
T. Rowe Price Small Cap Growth Portfolio
 (17,883,042 shares; cost $192,372,114)................                   --                     --                   --
Scudder Global Equity Portfolio
 (13,203,591 shares; cost $163,178,992)................                   --                     --                   --
Harris Oakmark Large Cap Value Portfolio
 (29,598,794 shares; cost $333,541,631)................                   --                     --                   --
Neuberger Berman Partners Mid Cap Value Portfolio
 (17,347,508 shares; cost $271,889,730)................          358,107,646                     --                   --
T. Rowe Price Large Cap Growth Portfolio
 (13,688,347 shares; cost $166,600,654)................                   --            174,666,261                   --
Lehman Brothers Aggregate Bond Index Portfolio
 (55,349,426 shares; cost $592,230,462)................                   --                     --          607,793,131
Morgan Stanley EAFE Index Portfolio
 (20,824,326 shares; cost $183,115,306)................                   --                     --                   --
Russell 2000 Index Portfolio
 (17,318,301 shares; cost $186,230,545)................                   --                     --                   --
Met/Putnam Voyager Portfolio
 (6,943,324 shares; cost $29,889,486)..................                   --                     --                   --
State Street Research Aurora Portfolio
 (28,358,169 shares; cost $410,959,654)................                   --                     --                   --
MetLife Mid Cap Stock Index Portfolio
 (16,320,398 shares; cost $177,657,615)................                   --                     --                   --
Franklin Templeton Small Cap Growth Portfolio
 (3,771,993 shares; cost $32,043,342)..................                   --                     --                   --
State Street Research Large Cap Value Portfolio
 (4,223,207 shares; cost $44,743,027)..................                   --                     --                   --
State Street Research Bond Income Portfolio
 (4,223,818 shares; cost $455,617,452).................                   --                     --                   --
State Street Research Money Market Portfolio
 (230,055 shares; cost $23,005,570)....................                   --                     --                   --
Davis Venture Value Portfolio
 (6,783,687 shares; cost $165,710,704).................                   --                     --                   --
Loomis Sayles Small Cap Portfolio
 (175,506 shares; cost $30,505,249)....................                   --                     --                   --
MFS Investors Trust Portfolio
 (2,220,005 shares; cost $17,347,263)..................                   --                     --                   --
Harris Oakmark Focused Value Portfolio
 (1,349,138 shares; cost $264,521,227).................                   --                     --                   --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (10,877,009 shares; cost $133,529,089)................                   --                     --                   --
Salomon Brothers U.S. Government Portfolio
 (10,031,703 shares; cost $123,175,925)................                   --                     --                   --
                                                            ----------------       ----------------     ----------------
Total investments......................................          358,107,646            174,666,261          607,793,131
Cash and Accounts Receivable...........................                   --                     --                   --
                                                            ----------------       ----------------     ----------------
Total assets...........................................          358,107,646            174,666,261          607,793,131
LIABILITIES:
Due to Metropolitan Life Insurance Company.............               75,011                 31,394              230,011
                                                            ----------------       ----------------     ----------------
NET ASSETS.............................................     $    358,032,635       $    174,634,867     $    607,563,120
                                                            ================       ================     ================
Outstanding Units (In Thousands).......................               16,215                 14,179               46,561
Unit Fair Values.......................................     $14.37 to $22.61       $11.45 to $12.58     $11.21 to $13.50

                                                          MORGAN STANLEY
                                                            EAFE INDEX
                                                        INVESTMENT DIVISION
                                                        -------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
State Street Research Investment Trust Portfolio
 (52,451,874 shares; cost $1,738,339,355)..............  $             --
State Street Research Investment Trust Portfolio
 (1,411,515 shares; cost $47,162,512)..................                --
State Street Research Investment Trust Portfolio
 (95,267 shares; cost $2,675,824)......................                --
State Street Research Diversified Portfolio
 (93,701,625 shares; cost $1,590,446,750)..............                --
State Street Research Aggressive Growth Portfolio
 (36,286,842 shares; cost $943,791,043)................                --
MetLife Stock Index Portfolio
 (97,945,847 shares; cost $2,981,055,580)..............                --
FI International Stock Portfolio
 (17,742,500 shares; cost $162,725,167)................                --
FI Mid Cap Opportunities Portfolio
 (43,832,633 shares; cost $986,223,068)................                --
T. Rowe Price Small Cap Growth Portfolio
 (17,883,042 shares; cost $192,372,114)................                --
Scudder Global Equity Portfolio
 (13,203,591 shares; cost $163,178,992)................                --
Harris Oakmark Large Cap Value Portfolio
 (29,598,794 shares; cost $333,541,631)................                --
Neuberger Berman Partners Mid Cap Value Portfolio
 (17,347,508 shares; cost $271,889,730)................                --
T. Rowe Price Large Cap Growth Portfolio
 (13,688,347 shares; cost $166,600,654)................                --
Lehman Brothers Aggregate Bond Index Portfolio
 (55,349,426 shares; cost $592,230,462)................                --
Morgan Stanley EAFE Index Portfolio
 (20,824,326 shares; cost $183,115,306)................       241,659,414
Russell 2000 Index Portfolio
 (17,318,301 shares; cost $186,230,545)................                --
Met/Putnam Voyager Portfolio
 (6,943,324 shares; cost $29,889,486)..................                --
State Street Research Aurora Portfolio
 (28,358,169 shares; cost $410,959,654)................                --
MetLife Mid Cap Stock Index Portfolio
 (16,320,398 shares; cost $177,657,615)................                --
Franklin Templeton Small Cap Growth Portfolio
 (3,771,993 shares; cost $32,043,342)..................                --
State Street Research Large Cap Value Portfolio
 (4,223,207 shares; cost $44,743,027)..................                --
State Street Research Bond Income Portfolio
 (4,223,818 shares; cost $455,617,452).................                --
State Street Research Money Market Portfolio
 (230,055 shares; cost $23,005,570)....................                --
Davis Venture Value Portfolio
 (6,783,687 shares; cost $165,710,704).................                --
Loomis Sayles Small Cap Portfolio
 (175,506 shares; cost $30,505,249)....................                --
MFS Investors Trust Portfolio
 (2,220,005 shares; cost $17,347,263)..................                --
Harris Oakmark Focused Value Portfolio
 (1,349,138 shares; cost $264,521,227).................                --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (10,877,009 shares; cost $133,529,089)................                --
Salomon Brothers U.S. Government Portfolio
 (10,031,703 shares; cost $123,175,925)................                --
                                                         ----------------
Total investments......................................       241,659,414
Cash and Accounts Receivable...........................                --
                                                         ----------------
Total assets...........................................       241,659,414
LIABILITIES:
Due to Metropolitan Life Insurance Company.............            82,574
                                                         ----------------
NET ASSETS.............................................  $    241,576,840
                                                         ================
Outstanding Units (In Thousands).......................            21,203
Unit Fair Values.......................................  $10.52 to $13.94

                      See Notes to Financial Statements.

      RUSSELL             MET/PUTNAM        STATE STREET RESEARCH     METLIFE MID CAP     FRANKLIN TEMPLETON
    2000 INDEX              VOYAGER                AURORA               STOCK INDEX        SMALL CAP GROWTH
INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
-------------------   -------------------   ---------------------   -------------------   -------------------

 $             --       $            --       $             --       $             --       $            --

               --                    --                     --                     --                    --

               --                    --                     --                     --                    --

               --                    --                     --                     --                    --

               --                    --                     --                     --                    --

               --                    --                     --                     --                    --

               --                    --                     --                     --                    --

               --                    --                     --                     --                    --

               --                    --                     --                     --                    --

               --                    --                     --                     --                    --

               --                    --                     --                     --                    --

               --                    --                     --                     --                    --

               --                    --                     --                     --                    --

               --                    --                     --                     --                    --

               --                    --                     --                     --                    --

      242,184,863                    --                     --                     --                    --

               --            32,869,886                     --                     --                    --

               --                    --            542,528,229                     --                    --

               --                    --                     --            223,332,197                    --

               --                    --                     --                     --            38,958,289

               --                    --                     --                     --                    --

               --                    --                     --                     --                    --

               --                    --                     --                     --                    --

               --                    --                     --                     --                    --

               --                    --                     --                     --                    --

               --                    --                     --                     --                    --

               --                    --                     --                     --                    --

               --                    --                     --                     --                    --

               --                    --                     --                     --                    --
 ----------------       ---------------       ----------------       ----------------       ---------------
      242,184,863            32,869,886            542,528,229            223,332,197            38,958,289
               --                    --                     --                     --                    --
 ----------------       ---------------       ----------------       ----------------       ---------------
      242,184,863            32,869,886            542,528,229            223,332,197            38,958,289
           53,719                 5,232                138,663                 65,556                14,950
 ----------------       ---------------       ----------------       ----------------       ---------------
 $    242,131,144       $    32,864,654       $    542,389,566       $    223,266,641       $    38,943,339
 ================       ===============       ================       ================       ===============
           15,280                 7,341                 29,577                 16,858                 3,958
 $13.77 to $16.30       $4.23 to $10.98       $13.23 to $18.67       $12.53 to $13.53       $9.44 to $11.19

STATE STREET RESEARCH   STATE STREET RESEARCH
   LARGE CAP VALUE           BOND INCOME
 INVESTMENT DIVISION     INVESTMENT DIVISION
---------------------   ---------------------

  $             --        $             --

                --                      --

                --                      --

                --                      --

                --                      --

                --                      --

                --                      --

                --                      --

                --                      --

                --                      --

                --                      --

                --                      --

                --                      --

                --                      --

                --                      --

                --                      --

                --                      --

                --                      --

                --                      --

                --                      --

        51,007,160                      --

                --             479,607,258

                --                      --

                --                      --

                --                      --

                --                      --

                --                      --

                --                      --

                --                      --
  ----------------        ----------------
        51,007,160             479,607,258
                --                      --
  ----------------        ----------------
        51,007,160             479,607,258
            25,841                  77,531
  ----------------        ----------------
  $     50,981,319        $    479,529,727
  ================        ================
             4,309                  16,511
  $11.18 to $11.97        $11.35 to $53.22

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2004



                                                        STATE STREET RESEARCH        DAVIS           LOOMIS SAYLES
                                                            MONEY MARKET         VENTURE VALUE         SMALL CAP
                                                         INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
                                                        --------------------- ------------------- -------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
State Street Research Investment Trust Portfolio
 (52,451,874 shares; cost $1,738,339,355)..............   $             --     $             --    $             --
State Street Research Investment Trust Portfolio
 (1,411,515 shares; cost $47,162,512)..................                 --                   --                  --
State Street Research Investment Trust Portfolio
 (95,267 shares; cost $2,675,824)......................                 --                   --                  --
State Street Research Diversified Portfolio
 (93,701,625 shares; cost $1,590,446,750)..............                 --                   --                  --
State Street Research Aggressive Growth Portfolio
 (36,286,842 shares; cost $943,791,043)................                 --                   --                  --
MetLife Stock Index Portfolio
 (97,945,847 shares; cost $2,981,055,580)..............                 --                   --                  --
FI International Stock Portfolio
 (17,742,500 shares; cost $162,725,167)................                 --                   --                  --
FI Mid Cap Opportunities Portfolio
 (43,832,633 shares; cost $986,223,068)................                 --                   --                  --
T. Rowe Price Small Cap Growth Portfolio
 (17,883,042 shares; cost $192,372,114)................                 --                   --                  --
Scudder Global Equity Portfolio
 (13,203,591 shares; cost $163,178,992)................                 --                   --                  --
Harris Oakmark Large Cap Value Portfolio
 (29,598,794 shares; cost $333,541,631)................                 --                   --                  --
Neuberger Berman Partners Mid Cap Value Portfolio
 (17,347,508 shares; cost $271,889,730)................                 --                   --                  --
T. Rowe Price Large Cap Growth Portfolio
 (13,688,347 shares; cost $166,600,654)................                 --                   --                  --
Lehman Brothers Aggregate Bond Index Portfolio
 (55,349,426 shares; cost $592,230,462)................                 --                   --                  --
Morgan Stanley EAFE Index Portfolio
 (20,824,326 shares; cost $183,115,306)................                 --                   --                  --
Russell 2000 Index Portfolio
 (17,318,301 shares; cost $186,230,545)................                 --                   --                  --
Met/Putnam Voyager Portfolio
 (6,943,324 shares; cost $29,889,486)..................                 --                   --                  --
State Street Research Aurora Portfolio
 (28,358,169 shares; cost $410,959,654)................                 --                   --                  --
MetLife Mid Cap Stock Index Portfolio
 (16,320,398 shares; cost $177,657,615)................                 --                   --                  --
Franklin Templeton Small Cap Growth Portfolio
 (3,771,993 shares; cost $32,043,342)..................                 --                   --                  --
State Street Research Large Cap Value Portfolio
 (4,223,207 shares; cost $44,743,027)..................                 --                   --                  --
State Street Research Bond Income Portfolio
 (4,223,818 shares; cost $455,617,452).................                 --                   --                  --
State Street Research Money Market Portfolio
 (230,055 shares; cost $23,005,570)....................         23,005,570                   --                  --
Davis Venture Value Portfolio
 (6,783,687 shares; cost $165,710,704).................                 --          191,076,693                  --
Loomis Sayles Small Cap Portfolio
 (175,506 shares; cost $30,505,249)....................                 --                   --          38,645,194
MFS Investors Trust Portfolio
 (2,220,005 shares; cost $17,347,263)..................                 --                   --                  --
Harris Oakmark Focused Value Portfolio
 (1,349,138 shares; cost $264,521,227).................                 --                   --                  --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (10,877,009 shares; cost $133,529,089)................                 --                   --                  --
Salomon Brothers U.S. Government Portfolio
 (10,031,703 shares; cost $123,175,925)................                 --                   --                  --
                                                          ----------------     ----------------    ----------------
Total investments......................................         23,005,570          191,076,693          38,645,194
Cash and Accounts Receivable...........................                 --                   --                  --
                                                          ----------------     ----------------    ----------------
Total assets...........................................         23,005,570          191,076,693          38,645,194
LIABILITIES:
Due to Metropolitan Life Insurance Company.............             14,844               63,605               9,666
                                                          ----------------     ----------------    ----------------
NET ASSETS.............................................   $     22,990,726     $    191,013,088    $     38,635,528
                                                          ================     ================    ================
Outstanding Units (In Thousands).......................              1,090                6,062               1,424
Unit Fair Values.......................................   $18.26 to $23.09     $12.62 to $32.99    $12.66 to $28.47

                                                                MFS
                                                          INVESTORS TRUST
                                                        INVESTMENT DIVISION
                                                        -------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
State Street Research Investment Trust Portfolio
 (52,451,874 shares; cost $1,738,339,355)..............   $           --
State Street Research Investment Trust Portfolio
 (1,411,515 shares; cost $47,162,512)..................               --
State Street Research Investment Trust Portfolio
 (95,267 shares; cost $2,675,824)......................               --
State Street Research Diversified Portfolio
 (93,701,625 shares; cost $1,590,446,750)..............               --
State Street Research Aggressive Growth Portfolio
 (36,286,842 shares; cost $943,791,043)................               --
MetLife Stock Index Portfolio
 (97,945,847 shares; cost $2,981,055,580)..............               --
FI International Stock Portfolio
 (17,742,500 shares; cost $162,725,167)................               --
FI Mid Cap Opportunities Portfolio
 (43,832,633 shares; cost $986,223,068)................               --
T. Rowe Price Small Cap Growth Portfolio
 (17,883,042 shares; cost $192,372,114)................               --
Scudder Global Equity Portfolio
 (13,203,591 shares; cost $163,178,992)................               --
Harris Oakmark Large Cap Value Portfolio
 (29,598,794 shares; cost $333,541,631)................               --
Neuberger Berman Partners Mid Cap Value Portfolio
 (17,347,508 shares; cost $271,889,730)................               --
T. Rowe Price Large Cap Growth Portfolio
 (13,688,347 shares; cost $166,600,654)................               --
Lehman Brothers Aggregate Bond Index Portfolio
 (55,349,426 shares; cost $592,230,462)................               --
Morgan Stanley EAFE Index Portfolio
 (20,824,326 shares; cost $183,115,306)................               --
Russell 2000 Index Portfolio
 (17,318,301 shares; cost $186,230,545)................               --
Met/Putnam Voyager Portfolio
 (6,943,324 shares; cost $29,889,486)..................               --
State Street Research Aurora Portfolio
 (28,358,169 shares; cost $410,959,654)................               --
MetLife Mid Cap Stock Index Portfolio
 (16,320,398 shares; cost $177,657,615)................               --
Franklin Templeton Small Cap Growth Portfolio
 (3,771,993 shares; cost $32,043,342)..................               --
State Street Research Large Cap Value Portfolio
 (4,223,207 shares; cost $44,743,027)..................               --
State Street Research Bond Income Portfolio
 (4,223,818 shares; cost $455,617,452).................               --
State Street Research Money Market Portfolio
 (230,055 shares; cost $23,005,570)....................               --
Davis Venture Value Portfolio
 (6,783,687 shares; cost $165,710,704).................               --
Loomis Sayles Small Cap Portfolio
 (175,506 shares; cost $30,505,249)....................               --
MFS Investors Trust Portfolio
 (2,220,005 shares; cost $17,347,263)..................       20,313,088
Harris Oakmark Focused Value Portfolio
 (1,349,138 shares; cost $264,521,227).................               --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (10,877,009 shares; cost $133,529,089)................               --
Salomon Brothers U.S. Government Portfolio
 (10,031,703 shares; cost $123,175,925)................               --
                                                          --------------
Total investments......................................       20,313,088
Cash and Accounts Receivable...........................               --
                                                          --------------
Total assets...........................................       20,313,088
LIABILITIES:
Due to Metropolitan Life Insurance Company.............            5,617
                                                          --------------
NET ASSETS.............................................   $   20,307,471
                                                          ==============
Outstanding Units (In Thousands).......................            2,351
Unit Fair Values.......................................   $8.10 to $8.86

                      See Notes to Financial Statements.

                               SALOMON BROTHERS
            HARRIS OAKMARK      STRATEGIC BOND     SALOMON BROTHERS
             FOCUSED VALUE       OPPORTUNITIES      U.S. GOVERNMENT
          INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
          ------------------- ------------------- -------------------

           $             --    $             --    $             --

                         --                  --                  --

                         --                  --                  --

                         --                  --                  --

                         --                  --                  --

                         --                  --                  --

                         --                  --                  --

                         --                  --                  --

                         --                  --                  --

                         --                  --                  --

                         --                  --                  --

                         --                  --                  --

                         --                  --                  --

                         --                  --                  --

                         --                  --                  --

                         --                  --                  --

                         --                  --                  --

                         --                  --                  --

                         --                  --                  --

                         --                  --                  --

                         --                  --                  --

                         --                  --                  --

                         --                  --                  --

                         --                  --                  --

                         --                  --                  --

                         --                  --                  --

                327,717,468                  --                  --

                         --         141,549,016                  --

                         --                  --         124,362,772
           ----------------    ----------------    ----------------
                327,717,468         141,549,016         124,362,772
                         --                  --                  --
           ----------------    ----------------    ----------------
                327,717,468         141,549,016         124,362,772
                    100,853              71,582              55,862
           ----------------    ----------------    ----------------
           $    327,616,615    $    141,477,434    $    124,306,910
           ================    ================    ================
                      9,659               7,028               7,714
           $10.99 to $35.89    $18.05 to $21.19    $14.41 to $17.30

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2004


                                                                          FI                  MFS         STATE STREET RESEARCH
                                                                     VALUE LEADERS       TOTAL RETURN       LARGE CAP GROWTH
                                                                  INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                                                                  ------------------- ------------------- ---------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN FUND--(CONTINUED)
FI Value Leaders Portfolio
 (128,516 shares; cost $19,626,943)..............................  $     22,608,481    $             --     $             --
MFS Total Return Portfolio
 (482,865 shares; cost $65,266,004)..............................                --          71,311,232                   --
State Street Research Large Cap Growth Portfolio
 (279,530 shares; cost $5,185,145)...............................                --                  --            5,613,463
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY VIP FUNDS")
Fidelity VIP Money Market Portfolio
 (7,739,157 shares; cost $7,739,157).............................                --                  --                   --
Fidelity VIP Equity-Income Portfolio
 (5,276,530 shares; cost $120,814,102)...........................                --                  --                   --
Fidelity VIP Growth Portfolio
 (4,907,890 shares; cost $194,486,107)...........................                --                  --                   --
Fidelity VIP Overseas Portfolio
 (1,772,880 shares; cost $24,553,241)............................                --                  --                   --
Fidelity VIP Investment Grade Bond Portfolio
 (1,631,765 shares; cost $21,374,932)............................                --                  --                   --
CALVERT VARIABLE SERIES, INC. ("CALVERT FUND")
Calvert Social Balanced Portfolio
 (31,140,584 shares; cost $59,740,580)...........................                --                  --                   --
Calvert Social Mid Cap Growth Portfolio
 (519,280 shares; cost $13,594,230)..............................                --                  --                   --
METLIFE INVESTORS SERIES TRUST ("MET INVESTORS FUND")
Lord Abbett Bond Debenture Portfolio
 (9,979,941 shares; cost $114,311,324)...........................                --                  --                   --
MFS Research International Portfolio
 (2,710,125 shares; cost $25,919,435)............................                --                  --                   --
T. Rowe Price Mid Cap Growth Portfolio
 (8,372,945 shares; cost $51,429,817)............................                --                  --                   --
PIMCO Total Return Portfolio
 (26,269,916 shares; cost $300,219,981)..........................                --                  --                   --
PIMCO PEA Innovation Portfolio
 (11,785,811 shares; cost $55,383,435)...........................                --                  --                   --
Met/AIM Mid Cap Core Equity Portfolio
 (2,424,162 shares; cost $29,489,517)............................                --                  --                   --
Met/AIM Small Cap Growth Portfolio
 (1,106,734 shares; cost $12,646,726)............................                --                  --                   --
Harris Oakmark International Portfolio
 (4,602,445 shares; cost $57,717,570)............................                --                  --                   --
Oppenheimer Capital Appreciation Portfolio
 (43,003 shares; cost $350,776)..................................                --                  --                   --
Janus Aggressive Growth Portfolio
 (2,716,564 shares; cost $17,138,670)............................                --                  --                   --
Third Avenue Small Cap Value Portfolio
 (28,126 shares; cost $351,517)..................................                --                  --                   --
Neuberger Berman Real Estate Portfolio
 (4,651,451 shares; cost $52,617,140)............................                --                  --                   --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUNDS")
American Funds Growth Portfolio
 (10,612,947 shares; cost $452,581,055)..........................                --                  --                   --
American Funds Growth--Income Portfolio
 (13,818,657 shares; cost $434,718,220)..........................                --                  --                   --
American Funds Global Small Capitalization Portfolio
 (9,216,269 shares; cost $125,667,882)...........................                --                  --                   --
                                                                   ----------------    ----------------     ----------------
Total investments................................................        22,608,481          71,311,232            5,613,463
Cash and Accounts Receivable.....................................                --                  --                   --
                                                                   ----------------    ----------------     ----------------
Total assets.....................................................        22,608,481          71,311,232            5,613,463
LIABILITIES:
Due to Metropolitan Life Insurance Company.......................            11,064              13,160                3,247
                                                                   ----------------    ----------------     ----------------
NET ASSETS.......................................................  $     22,597,417    $     71,298,072     $      5,610,216
                                                                   ================    ================     ================
Outstanding Units (In Thousands).................................               857               2,313                  302
Unit Fair Values.................................................  $11.43 to $27.67    $10.94 to $46.05     $11.06 to $26.07

                                                                       FIDELITY
                                                                     MONEY MARKET
                                                                  INVESTMENT DIVISION
                                                                  -------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN FUND--(CONTINUED)
FI Value Leaders Portfolio
 (128,516 shares; cost $19,626,943)..............................     $       --
MFS Total Return Portfolio
 (482,865 shares; cost $65,266,004)..............................             --
State Street Research Large Cap Growth Portfolio
 (279,530 shares; cost $5,185,145)...............................             --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY VIP FUNDS")
Fidelity VIP Money Market Portfolio
 (7,739,157 shares; cost $7,739,157).............................      7,739,157
Fidelity VIP Equity-Income Portfolio
 (5,276,530 shares; cost $120,814,102)...........................             --
Fidelity VIP Growth Portfolio
 (4,907,890 shares; cost $194,486,107)...........................             --
Fidelity VIP Overseas Portfolio
 (1,772,880 shares; cost $24,553,241)............................             --
Fidelity VIP Investment Grade Bond Portfolio
 (1,631,765 shares; cost $21,374,932)............................             --
CALVERT VARIABLE SERIES, INC. ("CALVERT FUND")
Calvert Social Balanced Portfolio
 (31,140,584 shares; cost $59,740,580)...........................             --
Calvert Social Mid Cap Growth Portfolio
 (519,280 shares; cost $13,594,230)..............................             --
METLIFE INVESTORS SERIES TRUST ("MET INVESTORS FUND")
Lord Abbett Bond Debenture Portfolio
 (9,979,941 shares; cost $114,311,324)...........................             --
MFS Research International Portfolio
 (2,710,125 shares; cost $25,919,435)............................             --
T. Rowe Price Mid Cap Growth Portfolio
 (8,372,945 shares; cost $51,429,817)............................             --
PIMCO Total Return Portfolio
 (26,269,916 shares; cost $300,219,981)..........................             --
PIMCO PEA Innovation Portfolio
 (11,785,811 shares; cost $55,383,435)...........................             --
Met/AIM Mid Cap Core Equity Portfolio
 (2,424,162 shares; cost $29,489,517)............................             --
Met/AIM Small Cap Growth Portfolio
 (1,106,734 shares; cost $12,646,726)............................             --
Harris Oakmark International Portfolio
 (4,602,445 shares; cost $57,717,570)............................             --
Oppenheimer Capital Appreciation Portfolio
 (43,003 shares; cost $350,776)..................................             --
Janus Aggressive Growth Portfolio
 (2,716,564 shares; cost $17,138,670)............................             --
Third Avenue Small Cap Value Portfolio
 (28,126 shares; cost $351,517)..................................             --
Neuberger Berman Real Estate Portfolio
 (4,651,451 shares; cost $52,617,140)............................             --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUNDS")
American Funds Growth Portfolio
 (10,612,947 shares; cost $452,581,055)..........................             --
American Funds Growth--Income Portfolio
 (13,818,657 shares; cost $434,718,220)..........................             --
American Funds Global Small Capitalization Portfolio
 (9,216,269 shares; cost $125,667,882)...........................             --
                                                                      ----------
Total investments................................................      7,739,157
Cash and Accounts Receivable.....................................             --
                                                                      ----------
Total assets.....................................................      7,739,157
LIABILITIES:
Due to Metropolitan Life Insurance Company.......................             --
                                                                      ----------
NET ASSETS.......................................................     $7,739,157
                                                                      ==========
Outstanding Units (In Thousands).................................            509
Unit Fair Values.................................................     $    15.22

                      See Notes to Financial Statements.

     FIDELITY              FIDELITY              FIDELITY               FIDELITY            CALVERT SOCIAL
   EQUITY-INCOME            GROWTH               OVERSEAS         INVESTMENT GRADE BOND        BALANCED
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
-------------------   -------------------   -------------------   ---------------------   -------------------

   $         --          $         --           $        --            $        --         $             --

             --                    --                    --                     --                       --

             --                    --                    --                     --                       --

             --                    --                    --                     --                       --

    133,865,570                    --                    --                     --                       --

             --           157,101,539                    --                     --                       --

             --                    --            31,060,853                     --                       --

                                                                        21,620,889                       --

             --                    --                    --                     --               58,295,174

             --                    --                    --                     --                       --

             --                    --                    --                     --                       --

             --                    --                    --                     --                       --

             --                    --                    --                     --                       --

             --                    --                    --                     --                       --

             --                    --                    --                     --                       --

             --                    --                    --                     --                       --

             --                    --                    --                     --                       --

             --                    --                    --                     --                       --

             --                    --                    --                     --                       --

             --                    --                    --                     --                       --

             --                    --                    --                     --                       --

             --                    --                    --                     --                       --

             --                    --                    --                     --                       --

             --                    --                    --                     --                       --

             --                    --                    --                     --                       --
   ------------          ------------           -----------            -----------         ----------------
    133,865,570           157,101,539            31,060,853             21,620,889               58,295,174
             --                    --                    --                     --                       --
   ------------          ------------           -----------            -----------         ----------------
    133,865,570           157,101,539            31,060,853             21,620,889               58,295,174
             --                    --                    --                  9,080                      456
   ------------          ------------           -----------            -----------         ----------------
   $133,865,570          $157,101,539           $31,060,853            $21,611,809         $     58,294,718
   ============          ============           ===========            ===========         ================
          3,182                 4,247                 1,403                    942                    2,197
   $      42.08          $      36.99           $     22.15            $     22.93         $20.92 to $27.11

  CALVERT SOCIAL          LORD ABBETT
  MID CAP GROWTH        BOND DEBENTURE
INVESTMENT DIVISION   INVESTMENT DIVISION
-------------------   -------------------

    $        --        $             --

             --                      --

             --                      --

             --                      --

             --                      --

             --                      --

             --                      --

             --                      --

             --                      --

     13,688,219                      --

             --             125,775,501

             --                      --

             --                      --

             --                      --

             --                      --

             --                      --

             --                      --

             --                      --

             --                      --

             --                      --

             --                      --

             --                      --

             --                      --

             --                      --

             --                      --
    -----------        ----------------
     13,688,219             125,775,501
            714                      --
    -----------        ----------------
     13,688,933             125,775,501
             --                  39,197
    -----------        ----------------
    $13,688,933        $    125,736,304
    ===========        ================
            506                   9,177
    $     27.07        $12.27 to $21.73

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2004


                                                                     MFS RESEARCH        T. ROWE PRICE           PIMCO
                                                                     INTERNATIONAL      MID-CAP GROWTH       TOTAL RETURN
                                                                  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                                  ------------------- ------------------- -------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN FUND--(CONTINUED)
FI Value Leaders Portfolio
 (128,516 shares; cost $19,626,943)..............................  $             --     $            --    $             --
MFS Total Return Portfolio
 (482,865 shares; cost $65,266,004)..............................                --                  --                  --
State Street Research Large Cap Growth Portfolio
 (279,530 shares; cost $5,185,145)...............................                --                  --                  --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY VIP FUNDS")
Fidelity VIP Money Market Portfolio
 (7,739,157 shares; cost $7,739,157).............................                --                  --                  --
Fidelity VIP Equity-Income Portfolio
 (5,276,530 shares; cost $120,814,102)...........................                --                  --                  --
Fidelity VIP Growth Portfolio
 (4,907,890 shares; cost $194,486,107)...........................                --                  --                  --
Fidelity VIP Overseas Portfolio
 (1,772,880 shares; cost $24,553,241)............................                --                  --                  --
Fidelity VIP Investment Grade Bond Portfolio
 (1,631,765 shares; cost $21,374,932)............................                --                  --                  --
CALVERT VARIABLE SERIES, INC. ("CALVERT FUND")
Calvert Social Balanced Portfolio
 (31,140,584 shares; cost $59,740,580)...........................                --                  --                  --
Calvert Social Mid Cap Growth Portfolio
 (519,280 shares; cost $13,594,230)..............................                --                  --                  --
METLIFE INVESTORS SERIES TRUST ("MET INVESTORS FUND")
Lord Abbett Bond Debenture Portfolio
 (9,979,941 shares; cost $114,311,324)...........................                --                  --                  --
MFS Research International Portfolio
 (2,710,125 shares; cost $25,919,435)............................        31,730,774                  --                  --
T. Rowe Price Mid Cap Growth Portfolio
 (8,372,945 shares; cost $51,429,817)............................                --          63,024,124                  --
PIMCO Total Return Portfolio
 (26,269,916 shares; cost $300,219,981)..........................                --                  --         298,518,452
PIMCO PEA Innovation Portfolio
 (11,785,811 shares; cost $55,383,435)...........................                --                  --                  --
Met/AIM Mid Cap Core Equity Portfolio
 (2,424,162 shares; cost $29,489,517)............................                --                  --                  --
Met/AIM Small Cap Growth Portfolio
 (1,106,734 shares; cost $12,646,726)............................                --                  --                  --
Harris Oakmark International Portfolio
 (4,602,445 shares; cost $57,717,570)............................                --                  --                  --
Oppenheimer Capital Appreciation Portfolio
 (43,003 shares; cost $350,776)..................................                --                  --                  --
Janus Aggressive Growth Portfolio
 (2,716,564 shares; cost $17,138,670)............................                --                  --                  --
Third Avenue Small Cap Value Portfolio
 (28,126 shares; cost $351,517)..................................                --                  --                  --
Neuberger Berman Real Estate Portfolio
 (4,651,451 shares; cost $52,617,140)............................                --                  --                  --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUNDS")
American Funds Growth Portfolio
 (10,612,947 shares; cost $452,581,055)..........................                --                  --                  --
American Funds Growth--Income Portfolio
 (13,818,657 shares; cost $434,718,220)..........................                --                  --                  --
American Funds Global Small Capitalization Portfolio
 (9,216,269 shares; cost $125,667,882)...........................                --                  --                  --
                                                                   ----------------     ---------------    ----------------
Total investments................................................        31,730,774          63,024,124         298,518,452
Cash and Accounts Receivable.....................................                --                  --                  --
                                                                   ----------------     ---------------    ----------------
Total assets.....................................................        31,730,774          63,024,124         298,518,452
LIABILITIES:
Due to Metropolitan Life Insurance Company.......................            12,065              22,907             131,927
                                                                   ----------------     ---------------    ----------------
NET ASSETS.......................................................  $     31,718,709     $    63,001,217    $    298,386,525
                                                                   ================     ===============    ================
Outstanding Units (In Thousands).................................             2,757               8,669              24,586
Unit Fair Values.................................................  $10.81 to $11.91     $6.87 to $11.51    $11.61 to $12.52

                                                                         PIMCO
                                                                    PEA INNOVATION
                                                                  INVESTMENT DIVISION
                                                                  -------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN FUND--(CONTINUED)
FI Value Leaders Portfolio
 (128,516 shares; cost $19,626,943)..............................   $           --
MFS Total Return Portfolio
 (482,865 shares; cost $65,266,004)..............................               --
State Street Research Large Cap Growth Portfolio
 (279,530 shares; cost $5,185,145)...............................               --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY VIP FUNDS")
Fidelity VIP Money Market Portfolio
 (7,739,157 shares; cost $7,739,157).............................               --
Fidelity VIP Equity-Income Portfolio
 (5,276,530 shares; cost $120,814,102)...........................               --
Fidelity VIP Growth Portfolio
 (4,907,890 shares; cost $194,486,107)...........................               --
Fidelity VIP Overseas Portfolio
 (1,772,880 shares; cost $24,553,241)............................               --
Fidelity VIP Investment Grade Bond Portfolio
 (1,631,765 shares; cost $21,374,932)............................               --
CALVERT VARIABLE SERIES, INC. ("CALVERT FUND")
Calvert Social Balanced Portfolio
 (31,140,584 shares; cost $59,740,580)...........................               --
Calvert Social Mid Cap Growth Portfolio
 (519,280 shares; cost $13,594,230)..............................               --
METLIFE INVESTORS SERIES TRUST ("MET INVESTORS FUND")
Lord Abbett Bond Debenture Portfolio
 (9,979,941 shares; cost $114,311,324)...........................               --
MFS Research International Portfolio
 (2,710,125 shares; cost $25,919,435)............................               --
T. Rowe Price Mid Cap Growth Portfolio
 (8,372,945 shares; cost $51,429,817)............................               --
PIMCO Total Return Portfolio
 (26,269,916 shares; cost $300,219,981)..........................               --
PIMCO PEA Innovation Portfolio
 (11,785,811 shares; cost $55,383,435)...........................       54,291,522
Met/AIM Mid Cap Core Equity Portfolio
 (2,424,162 shares; cost $29,489,517)............................               --
Met/AIM Small Cap Growth Portfolio
 (1,106,734 shares; cost $12,646,726)............................               --
Harris Oakmark International Portfolio
 (4,602,445 shares; cost $57,717,570)............................               --
Oppenheimer Capital Appreciation Portfolio
 (43,003 shares; cost $350,776)..................................               --
Janus Aggressive Growth Portfolio
 (2,716,564 shares; cost $17,138,670)............................               --
Third Avenue Small Cap Value Portfolio
 (28,126 shares; cost $351,517)..................................               --
Neuberger Berman Real Estate Portfolio
 (4,651,451 shares; cost $52,617,140)............................               --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUNDS")
American Funds Growth Portfolio
 (10,612,947 shares; cost $452,581,055)..........................               --
American Funds Growth--Income Portfolio
 (13,818,657 shares; cost $434,718,220)..........................               --
American Funds Global Small Capitalization Portfolio
 (9,216,269 shares; cost $125,667,882)...........................               --
                                                                    --------------
Total investments................................................       54,291,522
Cash and Accounts Receivable.....................................               --
                                                                    --------------
Total assets.....................................................       54,291,522
LIABILITIES:
Due to Metropolitan Life Insurance Company.......................           19,297
                                                                    --------------
NET ASSETS.......................................................   $   54,272,225
                                                                    ==============
Outstanding Units (In Thousands).................................           11,147
Unit Fair Values.................................................   $4.19 to $5.41

                      See Notes to Financial Statements.

                 MET/AIM             MET/AIM         HARRIS OAKMARK        OPPENHEIMER             JANUS
           MID CAP CORE EQUITY  SMALL CAP GROWTH      INTERNATIONAL    CAPITAL APPRECIATION  AGGRESSIVE GROWTH
           INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
           ------------------- ------------------- ------------------- -------------------- -------------------

            $             --    $             --    $             --      $           --      $            --


                          --                  --                  --                  --                   --


                          --                  --                  --                  --                   --

                          --                  --                  --                  --                   --

                          --                  --                  --                  --                   --

                          --                  --                  --                  --                   --

                          --                  --                  --                  --                   --

                          --                  --                  --                  --                   --

                          --                  --                  --                  --                   --

                          --                  --                  --                  --                   --

                          --                  --                  --                  --                   --

                          --                  --                  --                  --                   --

                          --                  --                  --                  --                   --

                  34,169,723                  --                  --                  --                   --

                          --          14,157,000                  --                  --                   --

                          --                  --          65,786,477                  --                   --

                          --                  --                  --             357,357                   --

                          --                  --                  --                  --           20,723,726

                          --                  --                  --                  --                   --

                          --                  --                  --                  --                   --

                          --                  --                  --                  --                   --

                          --                  --                  --                  --                   --

                          --                  --                  --                  --                   --
            ----------------    ----------------    ----------------      --------------      ---------------
                  34,169,723          14,157,000          65,786,477             357,357           20,723,726
                          --                  --                  --                  --                   --
            ----------------    ----------------    ----------------      --------------      ---------------
                  34,169,723          14,157,000          65,786,477             357,357           20,723,726
                      15,917              27,591              31,033                 244                5,750
            ----------------    ----------------    ----------------      --------------      ---------------
            $     34,153,806    $     14,129,409    $     65,755,444      $      357,113      $    20,717,976
            ================    ================    ================      ==============      ===============
                       2,505               1,154               4,687                  42                2,836
            $10.95 to $13.82    $10.86 to $12.50    $11.70 to $14.23      $8.34 to $8.44      $6.93 to $11.00

              THIRD AVENUE      NEUBERGER BERMAN
             SMALL CAP VALUE       REAL ESTATE
           INVESTMENT DIVISION INVESTMENT DIVISION
           ------------------- -------------------

            $             --    $             --


                          --                  --


                          --                  --

                          --                  --

                          --                  --

                          --                  --

                          --                  --

                          --                  --

                          --                  --

                          --                  --

                          --                  --

                          --                  --

                          --                  --

                          --                  --

                          --                  --

                          --                  --

                          --                  --

                          --                  --

                     403,859                  --

                          --          58,003,588

                          --                  --

                          --                  --

                          --                  --
            ----------------    ----------------
                     403,859          58,003,588
                          --                  --
            ----------------    ----------------
                     403,859          58,003,588
                         269             106,602
            ----------------    ----------------
            $        403,590    $     57,896,986
            ================    ================
                          28               4,509
            $14.26 to $14.42    $12.76 to $12.89

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2004


                                                                    AMERICAN FUNDS      AMERICAN FUNDS
                                                                        GROWTH           GROWTH-INCOME
                                                                  INVESTMENT DIVISION INVESTMENT DIVISION
                                                                  ------------------- -------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN FUND--(CONTINUED)
FI Value Leaders Portfolio
 (128,516 shares; cost $19,626,943).............................. $               --   $              --
MFS Total Return Portfolio
 (482,865 shares; cost $65,266,004)..............................                 --                  --
State Street Research Large Cap Growth Portfolio
 (279,530 shares; cost $5,185,145)...............................                 --                  --
MFS Total Return Portfolio
 (482,865 shares; cost $65,266,004)..............................                 --                  --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY VIP FUNDS")
Fidelity VIP Money Market Portfolio
 (7,739,157 shares; cost $7,739,157).............................                 --                  --
Fidelity VIP Equity-Income Portfolio
 (5,276,530 shares; cost $120,814,102)...........................                 --                  --
Fidelity VIP Growth Portfolio
 (4,907,890 shares; cost $194,486,107)...........................                 --                  --
Fidelity VIP Overseas Portfolio
 (1,772,880 shares; cost $24,553,241)............................                 --                  --
Fidelity VIP Investment Grade Bond Portfolio
 (1,631,765 shares; cost $21,374,932)............................                 --                  --
CALVERT VARIABLE SERIES, INC. ("CALVERT FUND")
Calvert Social Balanced Portfolio
 (31,140,584 shares; cost $59,740,580)...........................                 --                  --
Calvert Social Mid Cap Growth Portfolio
 (519,280 shares; cost $13,594,230)..............................                 --                  --
METLIFE INVESTORS SERIES TRUST ("MET INVESTORS FUND")
Lord Abbett Bond Debenture Portfolio
 (9,979,941 shares; cost $114,311,324)...........................                 --                  --
MFS Research International Portfolio
 (2,710,125 shares; cost $25,919,435)............................                 --                  --
T. Rowe Price Mid Cap Growth Portfolio
 (8,372,945 shares; cost $51,429,817)............................                 --                  --
PIMCO Total Return Portfolio
 (26,269,916 shares; cost $300,219,981)..........................                 --                  --
PIMCO PEA Innovation Portfolio
 (11,785,811 shares; cost $55,383,435)...........................                 --                  --
Met/AIM Mid Cap Core Equity Portfolio
 (2,424,162 shares; cost $29,489,517)............................                 --                  --
Met/AIM Small Cap Growth Portfolio
 (1,106,734 shares; cost $12,646,726)............................                 --                  --
Harris Oakmark International Portfolio
 (4,602,445 shares; cost $57,717,570)............................                 --                  --
Oppenheimer Capital Appreciation Portfolio
 (43,003 shares; cost $350,776)..................................                 --                  --
Janus Aggressive Growth Portfolio
 (2,716,564 shares; cost $17,138,670)............................                 --                  --
Third Avenue Small Cap Value Portfolio
 (28,126 shares; cost $351,517)..................................                 --                  --
Neuberger Berman Real Estate Portfolio
 (4,651,451 shares; cost $52,617,140)............................                 --                  --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUNDS")
American Funds Growth Portfolio
 (10,612,947 shares; cost $452,581,055)..........................        542,321,615                  --
American Funds Growth--Income Portfolio
 (13,818,657 shares; cost $434,718,220)..........................                 --         506,315,598
American Funds Global Small Capitalization Portfolio
 (9,216,269 shares; cost $125,667,882)...........................                 --                  --
                                                                  ------------------   -----------------
Total investments................................................        542,321,615         506,315,598
Cash and Accounts Receivable.....................................                 --                  --
                                                                  ------------------   -----------------
Total assets.....................................................        542,321,615         506,315,598
LIABILITIES:
Due to Metropolitan Life Insurance Company.......................            238,954             352,301
                                                                  ------------------   -----------------
NET ASSETS....................................................... $      542,082,661   $     505,963,297
                                                                  ==================   =================
Outstanding Units (In Thousands).................................              4,246               5,182
Unit Fair Values................................................. $100.66 to $143.62   $76.86 to $109.66

                                                                        AMERICAN FUNDS
                                                                  GLOBAL SMALL CAPITALIZATION
                                                                      INVESTMENT DIVISION
                                                                  ---------------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN FUND--(CONTINUED)
FI Value Leaders Portfolio
 (128,516 shares; cost $19,626,943)..............................      $             --
MFS Total Return Portfolio
 (482,865 shares; cost $65,266,004)..............................                    --
State Street Research Large Cap Growth Portfolio
 (279,530 shares; cost $5,185,145)...............................                    --
MFS Total Return Portfolio
 (482,865 shares; cost $65,266,004)..............................                    --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY VIP FUNDS")
Fidelity VIP Money Market Portfolio
 (7,739,157 shares; cost $7,739,157).............................                    --
Fidelity VIP Equity-Income Portfolio
 (5,276,530 shares; cost $120,814,102)...........................                    --
Fidelity VIP Growth Portfolio
 (4,907,890 shares; cost $194,486,107)...........................                    --
Fidelity VIP Overseas Portfolio
 (1,772,880 shares; cost $24,553,241)............................                    --
Fidelity VIP Investment Grade Bond Portfolio
 (1,631,765 shares; cost $21,374,932)............................                    --
CALVERT VARIABLE SERIES, INC. ("CALVERT FUND")
Calvert Social Balanced Portfolio
 (31,140,584 shares; cost $59,740,580)...........................                    --
Calvert Social Mid Cap Growth Portfolio
 (519,280 shares; cost $13,594,230)..............................                    --
METLIFE INVESTORS SERIES TRUST ("MET INVESTORS FUND")
Lord Abbett Bond Debenture Portfolio
 (9,979,941 shares; cost $114,311,324)...........................                    --
MFS Research International Portfolio
 (2,710,125 shares; cost $25,919,435)............................                    --
T. Rowe Price Mid Cap Growth Portfolio
 (8,372,945 shares; cost $51,429,817)............................                    --
PIMCO Total Return Portfolio
 (26,269,916 shares; cost $300,219,981)..........................                    --
PIMCO PEA Innovation Portfolio
 (11,785,811 shares; cost $55,383,435)...........................                    --
Met/AIM Mid Cap Core Equity Portfolio
 (2,424,162 shares; cost $29,489,517)............................                    --
Met/AIM Small Cap Growth Portfolio
 (1,106,734 shares; cost $12,646,726)............................                    --
Harris Oakmark International Portfolio
 (4,602,445 shares; cost $57,717,570)............................                    --
Oppenheimer Capital Appreciation Portfolio
 (43,003 shares; cost $350,776)..................................                    --
Janus Aggressive Growth Portfolio
 (2,716,564 shares; cost $17,138,670)............................                    --
Third Avenue Small Cap Value Portfolio
 (28,126 shares; cost $351,517)..................................                    --
Neuberger Berman Real Estate Portfolio
 (4,651,451 shares; cost $52,617,140)............................                    --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUNDS")
American Funds Growth Portfolio
 (10,612,947 shares; cost $452,581,055)..........................                    --
American Funds Growth--Income Portfolio
 (13,818,657 shares; cost $434,718,220)..........................                    --
American Funds Global Small Capitalization Portfolio
 (9,216,269 shares; cost $125,667,882)...........................           156,860,898
                                                                       ----------------
Total investments................................................           156,860,898
Cash and Accounts Receivable.....................................                    --
                                                                       ----------------
Total assets.....................................................           156,860,898
LIABILITIES:
Due to Metropolitan Life Insurance Company.......................                71,786
                                                                       ----------------
NET ASSETS.......................................................      $    156,789,112
                                                                       ================
Outstanding Units (In Thousands).................................                 8,038
Unit Fair Values.................................................      $18.07 to $20.25

                      See Notes to Financial Statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                                   STATE STREET RESEARCH
                                                                                     INVESTMENT TRUST        VARIABLE B
                                                                                    INVESTMENT DIVISION  INVESTMENT DIVISION
                                                                                   --------------------- -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends.......................................................................     $ 10,400,525          $   307,845
  Expenses........................................................................       17,541,421              383,687
                                                                                       ------------          -----------
Net investment (loss) income . ...................................................       (7,140,896)             (75,842)
                                                                                       ------------          -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions . . .......................      (44,962,786)          (1,899,235)
Change in net unrealized appreciation (depreciation) of investments for the period      176,732,096            5,491,417
                                                                                       ------------          -----------
Net realized and unrealized gains (losses) on investments.........................      131,769,310            3,592,182
                                                                                       ------------          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................     $124,628,414          $ 3,516,340
                                                                                       ============          ===========

                                                                                       VARIABLE C
                                                                                   INVESTMENT DIVISION
                                                                                   -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends.......................................................................      $  8,452
  Expenses........................................................................            --
                                                                                        --------
Net investment (loss) income . ...................................................         8,452
                                                                                        --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions . . .......................       (22,790)
Change in net unrealized appreciation (depreciation) of investments for the period       261,738
                                                                                        --------
Net realized and unrealized gains (losses) on investments.........................       238,948
                                                                                        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................      $247,400
                                                                                        ========

--------
(a) For the period January 1, 2004, to April 30, 2004
(b) For the period May 3, 2004, to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

STATE STREET RESEARCH STATE STREET RESEARCH       METLIFE               FI                    FI               T. ROWE PRICE
     DIVERSIFIED        AGGRESSIVE GROWTH       STOCK INDEX     INTERNATIONAL STOCK  MID CAP OPPORTUNITIES   SMALL CAP GROWTH
 INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION (C) INVESTMENT DIVISION
 -------------------  --------------------- ------------------- ------------------- ----------------------- -------------------
    $ 28,562,874          $         --         $ 24,465,796         $ 2,469,520          $   3,370,497          $        --
      19,003,210             8,715,515           35,896,728           2,295,566              8,002,944            2,886,757
    ------------          ------------         ------------         -----------          -------------          -----------
       9,559,664            (8,715,515)         (11,430,932)            173,954             (4,632,447)          (2,886,757)
    ------------          ------------         ------------         -----------          -------------          -----------
     (25,985,770)          (52,857,172)         (28,356,853)          2,409,577           (102,085,595)           7,563,645
     117,956,645           138,645,041          302,459,985          26,889,569            205,109,137           16,778,755
    ------------          ------------         ------------         -----------          -------------          -----------
      91,970,875            85,787,869          274,103,132          29,299,146            103,023,542           24,342,400
    ------------          ------------         ------------         -----------          -------------          -----------
    $101,530,539          $ 77,072,354         $262,672,200         $29,473,100          $  98,391,095          $21,455,643
    ============          ============         ============         ===========          =============          ===========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                                         SCUDDER         HARRIS OAKMARK
                                                                                      GLOBAL EQUITY      LARGE CAP VALUE
                                                                                   INVESTMENT DIVISION INVESTMENT DIVISION
                                                                                   ------------------- -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends.......................................................................     $ 2,576,909         $ 1,616,336
  Expenses........................................................................       1,966,965           4,420,518
                                                                                       -----------         -----------
Net investment (loss) income......................................................         609,944          (2,804,182)
                                                                                       -----------         -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions............................      (1,697,535)          3,097,584
Change in net unrealized appreciation (depreciation) of investments for the period      23,648,969          33,885,461
                                                                                       -----------         -----------
Net realized and unrealized gains (losses) on investments.........................      21,951,434          36,983,045
                                                                                       -----------         -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................................     $22,561,378         $34,178,863
                                                                                       ===========         ===========

                                                                                   NEUBERGER BERMAN PARTNERS
                                                                                         MID CAP VALUE
                                                                                      INVESTMENT DIVISION
                                                                                   -------------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends.......................................................................        $ 7,472,322
  Expenses........................................................................          3,325,482
                                                                                          -----------
Net investment (loss) income......................................................          4,146,840
                                                                                          -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions............................          3,180,947
Change in net unrealized appreciation (depreciation) of investments for the period         48,343,689
                                                                                          -----------
Net realized and unrealized gains (losses) on investments.........................         51,524,636
                                                                                          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................................................        $55,671,476
                                                                                          ===========

--------
(a) For the period January 1, 2004 to April 30, 2004
(b) For the period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

   T. ROWE PRICE      LEHMAN BROTHERS      MORGAN STANLEY          RUSSELL           MET/PUTNAM      STATE STREET RESEARCH
 LARGE CAP GROWTH   AGGREGATE BOND INDEX     EAFE INDEX          2000 INDEX            VOYAGER              AURORA
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
------------------- -------------------- ------------------- ------------------- ------------------- ---------------------
    $   301,644         $13,134,413          $ 1,569,812         $ 1,045,955         $    30,176          $        --
      1,981,811           6,393,551            2,740,553           2,776,254             407,111            5,984,230
    -----------         -----------          -----------         -----------         -----------          -----------
     (1,680,167)          6,740,862           (1,170,741)         (1,730,299)           (376,935)          (5,984,230)
    -----------         -----------          -----------         -----------         -----------          -----------
     (4,389,614)          3,589,529           10,359,786           7,021,907          (1,264,904)           6,130,655
     19,581,116           4,595,110           26,986,318          27,429,087           2,765,224           62,861,204
    -----------         -----------          -----------         -----------         -----------          -----------
     15,191,502           8,184,639           37,346,104          34,450,994           1,500,320           68,991,859
    -----------         -----------          -----------         -----------         -----------          -----------
    $13,511,335         $14,925,501          $36,175,363         $32,720,695         $ 1,123,385          $63,007,629
    ===========         ===========          ===========         ===========         ===========          ===========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2004



                                                METLIFE MID CAP   FRANKLIN TEMPLETON  STATE STREET RESEARCH
                                                  STOCK INDEX      SMALL CAP GROWTH      LARGE CAP VALUE
                                              INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                                              ------------------- ------------------- ---------------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends...................................     $ 1,666,391         $       --           $       --
 Expenses....................................       2,674,200            458,387              442,057
                                                  -----------         ----------           ----------
Net investment (loss) income . ..............      (1,007,809)          (458,387)            (442,057)
                                                  -----------         ----------           ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS:
Net realized (losses) gains from security
 transactions . . ...........................      12,079,529          2,377,340            1,384,652
Change in net unrealized appreciation
 (depreciation) of investments for the period      16,882,194          1,384,591            3,494,201
                                                  -----------         ----------           ----------
Net realized and unrealized gains (losses)
 on investments . ...........................      28,961,723          3,761,931            4,878,853
                                                  -----------         ----------           ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...................     $27,953,914         $3,303,544           $4,436,796
                                                  ===========         ==========           ==========

--------
(a) For the period January 1, 2004 to April 30, 2004
(b) For the period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.


STATE STREET RESEARCH STATE STREET RESEARCH        DAVIS           LOOMIS SAYLES            MFS                   MFS
     BOND INCOME          MONEY MARKET         VENTURE VALUE         SMALL CAP        INVESTORS TRUST      RESEARCH MANAGERS
 INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION (A)
 -------------------  --------------------- ------------------- ------------------- ------------------- -----------------------
    $ 27,060,018            $ 160,439           $   718,562         $       --          $   67,427             $  23,105
       5,963,933              269,012             1,799,016            398,843             224,476                19,757
    ------------            ---------           -----------         ----------          ----------             ---------
      21,096,085             (108,573)           (1,080,454)          (398,843)           (157,049)                3,348
    ------------            ---------           -----------         ----------          ----------             ---------
       3,787,224                   --              (332,122)           858,524             222,457               282,473
     (10,708,680)                  --            17,314,337          4,270,848           1,836,424              (297,729)
    ------------            ---------           -----------         ----------          ----------             ---------
      (6,921,456)                  --            16,982,215          5,129,372           2,058,881               (15,256)
    ------------            ---------           -----------         ----------          ----------             ---------
    $ 14,174,629            $(108,573)          $15,901,761         $4,730,529          $1,901,832             $ (11,908)
    ============            =========           ===========         ==========          ==========             =========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                        SALOMON BROTHERS
                                                                                     HARRIS OAKMARK      STRATEGIC BOND
                                                                                      FOCUSED VALUE       OPPORTUNITIES
                                                                                   INVESTMENT DIVISION INVESTMENT DIVISION
                                                                                   ------------------- -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends.......................................................................     $ 3,022,017         $3,207,358
  Expenses........................................................................       3,694,640          1,542,238
                                                                                       -----------         ----------
Net investment (loss) income . ...................................................        (672,623)         1,665,120
                                                                                       -----------         ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions . . .......................       5,382,111          1,546,510
Change in net unrealized appreciation (depreciation) of investments for the period      19,999,547          2,945,911
                                                                                       -----------         ----------
Net realized and unrealized gains (losses) on investments . ......................      25,381,658          4,492,421
                                                                                       -----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................     $24,709,035         $6,157,541
                                                                                       ===========         ==========

                                                                                    SALOMON BROTHERS
                                                                                     U.S. GOVERNMENT
                                                                                   INVESTMENT DIVISION
                                                                                   -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends.......................................................................     $2,223,254
  Expenses........................................................................      1,379,900
                                                                                       ----------
Net investment (loss) income . ...................................................        843,354
                                                                                       ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions . . .......................        208,641
Change in net unrealized appreciation (depreciation) of investments for the period        612,479
                                                                                       ----------
Net realized and unrealized gains (losses) on investments . ......................        821,120
                                                                                       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................     $1,664,474
                                                                                       ==========

--------
(a) For the period January 1, 2004 to April 30, 2004
(b) For the period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.


        FI                FI MID CAP                MFS         STATE STREET RESEARCH      FIDELITY            FIDELITY
   VALUE LEADERS         OPPORTUNITIES         TOTAL RETURN       LARGE CAP GROWTH       MONEY MARKET        EQUITY-INCOME
INVESTMENT DIVISION INVESTMENT DIVISION (A) INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ----------------------- ------------------- --------------------- ------------------- -------------------
    $  171,085            $ 2,133,001           $ 1,442,939           $     --              $93,246           $ 2,517,063
       203,418                212,183               584,315             22,467               74,480             1,272,204
    ----------            -----------           -----------           --------              -------           -----------
       (32,333)             1,920,818               858,624            (22,467)              18,766             1,244,859
    ----------            -----------           -----------           --------              -------           -----------
       404,323                740,916            (5,108,663)            20,664                   --             2,598,754
     1,741,944             (3,679,121)           10,110,705            422,639                   --             9,102,225
    ----------            -----------           -----------           --------              -------           -----------
     2,146,267             (2,938,205)            5,002,042            443,303                   --            11,700,979
    ----------            -----------           -----------           --------              -------           -----------
    $2,113,934            $(1,017,387)          $ 5,860,666           $420,836              $18,766           $12,945,838
    ==========            ===========           ===========           ========              =======           ===========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                                 FIDELITY            FIDELITY
                                                                                  GROWTH             OVERSEAS
                                                                            INVESTMENT DIVISION INVESTMENT DIVISION
                                                                            ------------------- -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends................................................................     $   423,585         $  316,613
  Expenses.................................................................       1,581,494            281,192
                                                                                -----------         ----------
Net investment (loss) income...............................................      (1,157,909)            35,421
                                                                                -----------         ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions.....................      (1,034,139)           358,850
Change in net unrealized appreciation (depreciation) of investments for the
 period....................................................................       5,682,518          3,068,346
                                                                                -----------         ----------
Net realized and unrealized gains (losses) on investments..................       4,648,379          3,427,196
                                                                                -----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS................................................................     $ 3,490,470         $3,462,617
                                                                                ===========         ==========

                                                                                  FIDELITY
                                                                            INVESTMENT GRADE BOND
                                                                             INVESTMENT DIVISION
                                                                            ---------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends................................................................      $1,595,027
  Expenses.................................................................         218,608
                                                                                 ----------
Net investment (loss) income...............................................       1,376,419
                                                                                 ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions.....................         250,624
Change in net unrealized appreciation (depreciation) of investments for the
 period....................................................................        (900,086)
                                                                                 ----------
Net realized and unrealized gains (losses) on investments..................        (649,462)
                                                                                 ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS................................................................      $  726,957
                                                                                 ==========

--------
(a) For the period January 1, 2004 to April 30, 2004
(b) For the period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

             CALVERT SOCIAL      CALVERT SOCIAL        LORD ABBETT        MFS RESEARCH        T. ROWE PRICE
                BALANCED         MID CAP GROWTH      BOND DEBENTURE       INTERNATIONAL      MID-CAP GROWTH
           INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
           ------------------- ------------------- ------------------- ------------------- -------------------
               $  957,804          $       --          $4,041,205          $   66,703          $       --
                  652,189             128,066           1,384,364             297,332             619,252
               ----------          ----------          ----------          ----------          ----------
                  305,615            (128,066)          2,656,841            (230,629)           (619,252)
               ----------          ----------          ----------          ----------          ----------
                  114,758            (300,748)          2,179,729           1,788,312             304,968

                3,350,274           1,474,813           2,665,360           2,695,583           8,336,804
               ----------          ----------          ----------          ----------          ----------
                3,465,032           1,174,065           4,845,089           4,483,895           8,641,772
               ----------          ----------          ----------          ----------          ----------

               $3,770,647          $1,045,999          $7,501,930          $4,253,266          $8,022,520
               ==========          ==========          ==========          ==========          ==========

                                      PIMCO
           PIMCO TOTAL RETURN    PEA INNOVATION
           INVESTMENT DIVISION INVESTMENT DIVISION
           ------------------- -------------------
               $18,681,206         $    41,165
                 3,298,271             724,626
               -----------         -----------
                15,382,935            (683,461)
               -----------         -----------
                 2,455,287           3,020,599

                (8,630,533)         (6,843,564)
               -----------         -----------
                (6,175,246)         (3,822,965)
               -----------         -----------

               $ 9,207,689         $(4,506,426)
               ===========         ===========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                                         MET/AIM             MET/AIM
                                                                                   MID CAP CORE EQUITY  SMALL CAP GROWTH
                                                                                   INVESTMENT DIVISION INVESTMENT DIVISION
                                                                                   ------------------- -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends.......................................................................     $       --           $      --
  Expenses........................................................................        374,199             146,620
                                                                                       ----------           ---------
Net investment (loss) income......................................................       (374,199)           (146,620)
                                                                                       ----------           ---------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions............................      1,535,292             497,811
Change in net unrealized appreciation (depreciation) of investments for the period      2,286,153             363,802
                                                                                       ----------           ---------
Net realized and unrealized gains (losses) on investments.........................      3,821,445             861,613
                                                                                       ----------           ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................     $3,447,246           $ 714,993
                                                                                       ==========           =========

                                                                                     HARRIS OAKMARK
                                                                                      INTERNATIONAL
                                                                                   INVESTMENT DIVISION
                                                                                   -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends.......................................................................     $    5,443
  Expenses........................................................................        448,253
                                                                                       ----------
Net investment (loss) income......................................................       (442,810)
                                                                                       ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from security transactions............................      1,091,842
Change in net unrealized appreciation (depreciation) of investments for the period      6,827,093
                                                                                       ----------
Net realized and unrealized gains (losses) on investments.........................      7,918,935
                                                                                       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................     $7,476,125
                                                                                       ==========

--------
(a) For the period January 1, 2004 to April 30, 2004
(b) For the period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

               OPPENHEIMER             JANUS           THIRD AVENUE        NEUBERGER BERMAN       AMERICAN FUNDS
           CAPITAL APPRECIATION  AGGRESSIVE GROWTH    SMALL CAP VALUE         REAL ESTATE             GROWTH
           INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION (B) INVESTMENT DIVISION
           -------------------  ------------------- ------------------- ----------------------- -------------------
                 $17,831            $       --            $ 8,719             $2,170,898            $   833,905
                   2,485               232,795              2,670                216,728              5,698,493
                 -------            ----------            -------             ----------            -----------
                  15,346              (232,795)             6,049              1,954,170             (4,864,588)
                 -------            ----------            -------             ----------            -----------
                   5,647               900,838             25,508                135,475              1,453,966
                  (3,066)              712,002             27,654              5,386,448             51,327,471
                 -------            ----------            -------             ----------            -----------
                   2,581             1,612,840             53,162              5,521,923             52,781,437
                 -------            ----------            -------             ----------            -----------
                 $17,927            $1,380,045            $59,211             $7,476,093            $47,916,849
                 =======            ==========            =======             ==========            ===========

             AMERICAN FUNDS          AMERICAN FUNDS
              GROWTH-INCOME    GLOBAL SMALL CAPITALIZATION
           INVESTMENT DIVISION     INVESTMENT DIVISION
           ------------------- ---------------------------
               $ 4,041,305             $        --
                 5,460,077               1,547,458
               -----------             -----------
                (1,418,772)             (1,547,458)
               -----------             -----------
                   880,993               2,309,497
                37,319,953              20,334,044
               -----------             -----------
                38,200,946              22,643,541
               -----------             -----------
               $36,782,174             $21,096,083
               ===========             ===========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                   STATE STREET RESEARCH
                                                     INVESTMENT TRUST                VARIABLE B
                                                    INVESTMENT DIVISION          INVESTMENT DIVISION
                                              ------------------------------  ------------------------
                                                 FOR THE         FOR THE        FOR THE      FOR THE
                                                YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED
                                               DECEMBER 31,    DECEMBER 31,   DECEMBER 31, DECEMBER 31,
                                                   2004            2003           2004         2003
                                              --------------  --------------  ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income................ $   (7,140,896) $   (4,971,381) $   (75,842) $   (23,250)
 Net realized (losses) gains from security
   transactions..............................    (44,962,786)    (51,948,303)  (1,899,235)     (87,630)
 Change in net unrealized appreciation
   (deprecation) of investments..............    176,732,096     381,723,777    5,491,417   10,203,802
                                              --------------  --------------  -----------  -----------
 Net increase (decrease) in net assets
   resulting from operations.................    124,628,414     324,804,093    3,516,340   10,092,922
                                              --------------  --------------  -----------  -----------
From capital transactions:
 Net premiums................................     59,827,094      63,137,295       60,228       67,023
 Redemptions.................................   (126,463,041)   (104,074,277)  (4,454,805)  (4,342,568)
                                              --------------  --------------  -----------  -----------
 Total net (redemptions) premiums............    (66,635,947)    (40,936,982)  (4,394,577)  (4,275,545)
 Net Investment Division transfers...........    (65,144,021)    (43,074,690)       2,626         (140)
 Net other transfers.........................     (5,882,892)       (430,069)  (3,607,812)     (14,168)
                                              --------------  --------------  -----------  -----------
 Net (decrease) increase in net assets
   resulting from capital transactions.......   (137,662,860)    (84,441,741)  (7,999,763)  (4,289,853)
                                              --------------  --------------  -----------  -----------
NET CHANGE IN NET ASSETS.....................    (13,034,446)    240,362,352   (4,483,423)   5,803,069
NET ASSETS-BEGINNING OF PERIOD...............  1,436,555,863   1,196,193,511   42,740,424   36,937,355
                                              --------------  --------------  -----------  -----------
NET ASSETS-END OF PERIOD..................... $1,423,521,417  $1,436,555,863  $38,257,001  $42,740,424
                                              ==============  ==============  ===========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

                               STATE STREET RESEARCH         STATE STREET RESEARCH                METLIFE
       VARIABLE C                   DIVERSIFIED                AGGRESSIVE GROWTH                STOCK INDEX
   INVESTMENT DIVISION          INVESTMENT DIVISION           INVESTMENT DIVISION           INVESTMENT DIVISION
------------------------  ------------------------------  --------------------------  ------------------------------
  FOR THE      FOR THE       FOR THE         FOR THE        FOR THE       FOR THE        FOR THE         FOR THE
 YEAR ENDED   YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
DECEMBER 31, DECEMBER 31,  DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
    2004         2003          2004            2003           2004          2003           2004            2003
------------ ------------ --------------  --------------  ------------  ------------  --------------  --------------
 $    8,452   $   11,148  $    9,559,664  $   35,848,904  $ (8,715,515) $ (7,613,965) $  (11,430,932) $   11,453,758
    (22,790)    (124,815)    (25,985,770)    (31,412,838)  (52,857,172)  (50,309,882)    (28,356,853)    (53,844,908)
    261,738      437,744     117,956,645     242,513,455   138,645,041   261,042,381     302,459,985     608,946,757
 ----------   ----------  --------------  --------------  ------------  ------------  --------------  --------------
    247,400      324,077     101,530,539     246,949,521    77,072,354   203,118,534     262,672,200     566,555,607
 ----------   ----------  --------------  --------------  ------------  ------------  --------------  --------------
      5,000           --      75,678,753      66,058,422    30,149,651    32,254,333     266,044,198     175,233,071
    (86,530)    (343,872)   (144,227,251)   (131,519,745)  (61,310,580)  (51,225,765)   (243,823,569)   (200,036,170)
 ----------   ----------  --------------  --------------  ------------  ------------  --------------  --------------
    (81,530)    (343,872)    (68,548,498)    (65,461,323)  (31,160,929)  (18,971,432)     22,220,629     (24,803,099)
  1,244,322           --     (41,122,479)    (34,785,834)  (27,843,622)   (4,796,588)    147,806,715      34,421,305
    (15,425)       2,192      (4,065,997)     (1,069,104)     (636,876)     (145,565)     (1,385,373)       (602,680)
 ----------   ----------  --------------  --------------  ------------  ------------  --------------  --------------
  1,147,367     (341,680)   (113,736,974)   (101,316,261)  (59,641,427)  (23,913,585)    168,641,971       9,015,526
 ----------   ----------  --------------  --------------  ------------  ------------  --------------  --------------
  1,394,767      (17,603)    (12,206,435)    145,633,260    17,430,927   179,204,949     431,314,171     575,571,133
  1,176,831    1,194,434   1,521,354,910   1,375,721,650   718,243,154   539,038,205   2,724,568,861   2,148,997,728
 ----------   ----------  --------------  --------------  ------------  ------------  --------------  --------------
 $2,571,598   $1,176,831  $1,509,148,475  $1,521,354,910  $735,674,081  $718,243,154  $3,155,883,032  $2,724,568,861
 ==========   ==========  ==============  ==============  ============  ============  ==============  ==============

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                         FI
                                                                                 INTERNATIONAL STOCK
                                                                                 INVESTMENT DIVISION
                                                                             --------------------------
                                                                               FOR THE       FOR THE
                                                                              YEAR ENDED    YEAR ENDED
                                                                             DECEMBER 31,  DECEMBER 31,
                                                                                 2004          2003
                                                                             ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $    173,954  $   (853,930)
  Net realized (losses) gains from security transactions....................    2,409,577    (3,654,434)
  Change in net unrealized appreciation (deprecation) of investments........   26,889,569    43,384,235
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from operations...........   29,473,100    38,875,871
                                                                             ------------  ------------
From capital transactions:
  Net premiums..............................................................   13,165,683    13,831,722
  Redemptions...............................................................  (14,525,685)  (12,738,800)
                                                                             ------------  ------------
  Total net (redemptions) premiums..........................................   (1,360,002)    1,092,922
  Net Investment Division transfers.........................................   (5,316,894)   (7,253,378)
  Net other transfers.......................................................     (170,037)      176,802
                                                                             ------------  ------------
  Net (decrease) increase in net assets resulting from capital transactions.   (6,846,933)   (5,983,654)
                                                                             ------------  ------------
NET CHANGE IN NET ASSETS....................................................   22,626,167    32,892,217
NET ASSETS-BEGINNING OF PERIOD..............................................  181,194,465   148,302,248
                                                                             ------------  ------------
NET ASSETS-END OF PERIOD.................................................... $203,820,632  $181,194,465
                                                                             ============  ============

                                                                                          FI
                                                                                 MID CAP OPPORTUNITIES
                                                                                INVESTMENT DIVISION (C)
                                                                             ----------------------------
                                                                                FOR THE        FOR THE
                                                                               YEAR ENDED     YEAR ENDED
                                                                              DECEMBER 31,   DECEMBER 31,
                                                                                  2004           2003
                                                                             -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $  (4,632,447) $  (7,034,274)
  Net realized (losses) gains from security transactions....................  (102,085,595)  (139,959,603)
  Change in net unrealized appreciation (deprecation) of investments........   205,109,137    311,391,820
                                                                             -------------  -------------
  Net increase (decrease) in net assets resulting from operations...........    98,391,095    164,397,943
                                                                             -------------  -------------
From capital transactions:
  Net premiums..............................................................    44,670,180     46,884,950
  Redemptions...............................................................   (54,743,591)   (41,879,588)
                                                                             -------------  -------------
  Total net (redemptions) premiums..........................................   (10,073,411)     5,005,362
  Net Investment Division transfers.........................................   (19,247,839)   (46,389,289)
  Net other transfers.......................................................      (512,635)      (215,070)
                                                                             -------------  -------------
  Net (decrease) increase in net assets resulting from capital transactions.   (29,833,885)   (41,598,997)
                                                                             -------------  -------------
NET CHANGE IN NET ASSETS....................................................    68,557,210    122,798,946
NET ASSETS-BEGINNING OF PERIOD..............................................   647,159,872    524,360,926
                                                                             -------------  -------------
NET ASSETS-END OF PERIOD.................................................... $ 715,717,082  $ 647,159,872
                                                                             =============  =============

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

       T. ROWE PRICE                                          HARRIS OAKMARK         NEUBERGER BERMAN PARTNERS
     SMALL CAP GROWTH          SCUDDER GLOBAL EQUITY          LARGE CAP VALUE              MID CAP VALUE
    INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
--------------------------  --------------------------  --------------------------  --------------------------
  FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
 YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
    2004          2003          2004          2003          2004          2003          2004          2003
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ (2,886,757) $ (2,335,750) $    609,944  $  1,246,055  $ (2,804,182) $ (3,145,231) $  4,146,840  $ (1,448,911)
   7,563,645     1,668,839    (1,697,535)   (4,321,394)    3,097,584      (959,107)    3,180,947      (617,781)
  16,778,755    64,011,123    23,648,969    38,079,256    33,885,461    58,920,807    48,343,689    51,860,370
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  21,455,643    63,344,212    22,561,378    35,003,917    34,178,863    54,816,469    55,671,476    49,793,678
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  19,971,152    18,082,765    13,708,095    13,251,847    59,037,436    40,508,482    48,228,588    22,231,495
 (20,622,550)  (14,255,660)  (12,622,942)   (9,588,299)  (24,364,935)  (18,415,211)  (18,649,172)  (10,908,929)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
    (651,398)    3,827,105     1,085,153     3,663,548    34,672,501    22,093,271    29,579,416    11,322,566
  (8,814,720)      671,092    (6,183,144)   (5,197,853)   20,318,911    12,156,132    66,518,352     7,888,092
    (165,745)      (88,245)     (114,414)      (29,203)     (392,711)      (85,734)     (197,708)      (34,339)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  (9,631,863)    4,409,952    (5,212,405)   (1,563,508)   54,598,701    34,163,669    95,900,060    19,176,319
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  11,823,780    67,754,164    17,348,973    33,440,409    88,777,564    88,980,138   151,571,536    68,969,997
 231,644,470   163,890,306   155,401,839   121,961,430   306,337,319   217,357,181   206,461,099   137,491,102
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$243,468,250  $231,644,470  $172,750,812  $155,401,839  $395,114,883  $306,337,319  $358,032,635  $206,461,099
============  ============  ============  ============  ============  ============  ============  ============

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                    T. ROWE PRICE
                                                                                  LARGE CAP GROWTH
                                                                                 INVESTMENT DIVISION
                                                                             --------------------------
                                                                               FOR THE       FOR THE
                                                                              YEAR ENDED    YEAR ENDED
                                                                             DECEMBER 31,  DECEMBER 31,
                                                                                 2004          2003
                                                                             ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $ (1,680,167) $ (1,351,367)
  Net realized (losses) gains from security transactions....................   (4,389,614)   (7,066,639)
  Change in net unrealized appreciation (deprecation) of investments........   19,581,116    39,497,097
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from operations...........   13,511,335    31,079,091
                                                                             ------------  ------------
From capital transactions:
  Net premiums..............................................................   22,185,902    15,035,138
  Redemptions...............................................................  (10,685,360)   (8,530,281)
                                                                             ------------  ------------
  Total net (redemptions) premiums..........................................   11,500,542     6,504,857
  Net Investment Division transfers.........................................    2,063,909     6,427,640
  Net other transfers.......................................................     (200,258)      (42,000)
                                                                             ------------  ------------
  Net (decrease) increase in net assets resulting from capital transactions.   13,364,193    12,890,497
                                                                             ------------  ------------
NET CHANGE IN NET ASSETS....................................................   26,875,528    43,969,588
NET ASSETS-BEGINNING OF PERIOD..............................................  147,759,339   103,789,751
                                                                             ------------  ------------
NET ASSETS-END OF PERIOD.................................................... $174,634,867  $147,759,339
                                                                             ============  ============

                                                                                   LEHMAN BROTHERS
                                                                                AGGREGATE BOND INDEX
                                                                                 INVESTMENT DIVISION
                                                                             --------------------------
                                                                               FOR THE       FOR THE
                                                                              YEAR ENDED    YEAR ENDED
                                                                             DECEMBER 31,  DECEMBER 31,
                                                                                 2004          2003
                                                                             ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $  6,740,862  $ 14,000,807
  Net realized (losses) gains from security transactions....................    3,589,529     5,077,148
  Change in net unrealized appreciation (deprecation) of investments........    4,595,110   (11,859,142)
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from operations...........   14,925,501     7,218,813
                                                                             ------------  ------------
From capital transactions:
  Net premiums..............................................................  140,944,197    85,853,107
  Redemptions...............................................................  (39,523,128)  (27,752,614)
                                                                             ------------  ------------
  Total net (redemptions) premiums..........................................  101,421,069    58,100,493
  Net Investment Division transfers.........................................  101,939,522    28,980,602
  Net other transfers.......................................................     (424,009)      (65,509)
                                                                             ------------  ------------
  Net (decrease) increase in net assets resulting from capital transactions.  202,936,582    87,015,586
                                                                             ------------  ------------
NET CHANGE IN NET ASSETS....................................................  217,862,083    94,234,399
NET ASSETS-BEGINNING OF PERIOD..............................................  389,701,037   295,466,638
                                                                             ------------  ------------
NET ASSETS-END OF PERIOD.................................................... $607,563,120  $389,701,037
                                                                             ============  ============

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

      MORGAN STANLEY                  RUSSELL                  MET/PUTNAM            STATE STREET RESEARCH
        EAFE INDEX                  2000 INDEX                   VOYAGER                    AURORA
    INVESTMENT DIVISION         INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
--------------------------  --------------------------  ------------------------  --------------------------
  FOR THE       FOR THE       FOR THE       FOR THE       FOR THE      FOR THE      FOR THE       FOR THE
 YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
    2004          2003          2004          2003          2004         2003         2004          2003
------------  ------------  ------------  ------------  ------------ ------------ ------------  ------------
$ (1,170,741) $    415,870  $ (1,730,299) $   (874,916) $  (376,935) $  (353,049) $ (5,984,230) $ (3,540,568)
  10,359,786    (3,520,969)    7,021,907    (8,830,667)  (1,264,904)  (2,921,784)    6,130,655    (2,864,035)
  26,986,318    49,342,779    27,429,087    64,418,850    2,765,224    9,443,243    62,861,204   123,248,992
------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------
  36,175,363    46,237,680    32,720,695    54,713,267    1,123,385    6,168,410    63,007,629   116,844,389
------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------
  57,233,975    39,506,108    37,958,839    28,461,700    3,797,693    4,970,250    81,959,946    47,916,585
 (14,645,027)   (9,873,082)  (14,579,636)  (10,978,651)  (2,721,521)  (1,984,657)  (32,863,058)  (20,626,715)
------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------
  42,588,948    29,633,026    23,379,203    17,483,049    1,076,172    2,985,593    49,096,888    27,289,870
 (26,479,475)    8,384,831   (14,878,786)   18,592,864   (2,367,126)   1,001,452    32,248,065    26,263,843
      96,618        (8,054)      (87,297)      (23,675)         352        5,398        (1,221)      (15,192)
------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------
  16,206,091    38,009,803     8,413,120    36,052,238   (1,290,602)   3,992,443    81,343,732    53,538,521
------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------
  52,381,454    84,247,483    41,133,815    90,765,505     (167,217)  10,160,853   144,351,361   170,382,910
 189,195,386   104,947,903   200,997,329   110,231,824   33,031,871   22,871,018   398,038,205   227,655,295
------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------
$241,576,840  $189,195,386  $242,131,144  $200,997,329  $32,864,654  $33,031,871  $542,389,566  $398,038,205
============  ============  ============  ============  ===========  ===========  ============  ============

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                   METLIFE MID CAP
                                                                                     STOCK INDEX
                                                                                 INVESTMENT DIVISION
                                                                             --------------------------
                                                                               FOR THE       FOR THE
                                                                              YEAR ENDED    YEAR ENDED
                                                                             DECEMBER 31,  DECEMBER 31,
                                                                                 2004          2003
                                                                             ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $ (1,007,809) $ (1,109,269)
  Net realized (losses) gains from security transactions....................   12,079,529    (1,417,477)
  Change in net unrealized appreciation (deprecation) of investments........   16,882,194    44,800,853
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from operations...........   27,953,914    42,274,107
                                                                             ------------  ------------
From capital transactions:
  Net premiums..............................................................   45,930,000    36,661,368
  Redemptions...............................................................  (13,192,285)   (9,822,949)
                                                                             ------------  ------------
  Total net (redemptions) premiums..........................................   32,737,715    26,838,419
  Net Investment Division transfers.........................................  (30,180,319)   16,847,607
  Net other transfers.......................................................     (215,398)      (13,989)
                                                                             ------------  ------------
  Net (decrease) increase in net assets resulting from capital transactions.    2,341,998    43,672,037
                                                                             ------------  ------------
NET CHANGE IN NET ASSETS....................................................   30,295,912    85,946,144
NET ASSETS-BEGINNING OF PERIOD..............................................  192,970,729   107,024,585
                                                                             ------------  ------------
NET ASSETS-END OF PERIOD.................................................... $223,266,641  $192,970,729
                                                                             ============  ============

                                                                                FRANKLIN TEMPLETON
                                                                                 SMALL CAP GROWTH
                                                                                INVESTMENT DIVISION
                                                                             ------------------------
                                                                               FOR THE      FOR THE
                                                                              YEAR ENDED   YEAR ENDED
                                                                             DECEMBER 31, DECEMBER 31,
                                                                                 2004         2003
                                                                             ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $  (458,387) $  (372,241)
  Net realized (losses) gains from security transactions....................   2,377,340      701,362
  Change in net unrealized appreciation (deprecation) of investments........   1,384,591    6,211,744
                                                                             -----------  -----------
  Net increase (decrease) in net assets resulting from operations...........   3,303,544    6,540,865
                                                                             -----------  -----------
From capital transactions:
  Net premiums..............................................................   7,327,486    5,126,044
  Redemptions...............................................................  (2,697,860)  (1,318,502)
                                                                             -----------  -----------
  Total net (redemptions) premiums..........................................   4,629,626    3,807,542
  Net Investment Division transfers.........................................   1,854,875    7,259,211
  Net other transfers.......................................................        (403)    (116,027)
                                                                             -----------  -----------
  Net (decrease) increase in net assets resulting from capital transactions.   6,484,098   10,950,726
                                                                             -----------  -----------
NET CHANGE IN NET ASSETS....................................................   9,787,642   17,491,591
NET ASSETS-BEGINNING OF PERIOD..............................................  29,155,697   11,664,106
                                                                             -----------  -----------
NET ASSETS-END OF PERIOD.................................................... $38,943,339  $29,155,697
                                                                             ===========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

  STATE STREET RESEARCH      STATE STREET RESEARCH      STATE STREET RESEARCH              DAVIS
     LARGE CAP VALUE              BOND INCOME               MONEY MARKET               VENTURE VALUE
   INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
------------------------  --------------------------  ------------------------  --------------------------
  FOR THE      FOR THE      FOR THE       FOR THE       FOR THE      FOR THE      FOR THE       FOR THE
 YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
    2004         2003         2004          2003          2004         2003         2004          2003
------------ ------------ ------------  ------------  ------------ ------------ ------------  ------------
$  (442,057) $    17,693  $ 21,096,085  $  9,061,460  $  (108,573) $   (80,030) $ (1,080,454) $   (687,070)
  1,384,652      127,424     3,787,224     4,913,034           --           (4)     (332,122)   (1,860,210)
  3,494,201    2,823,675   (10,708,680)    6,864,418           --            4    17,314,337    23,224,977
-----------  -----------  ------------  ------------  -----------  -----------  ------------  ------------
  4,436,796    2,968,792    14,174,629    20,838,912     (108,573)     (80,030)   15,901,761    20,677,697
-----------  -----------  ------------  ------------  -----------  -----------  ------------  ------------
 14,613,294    5,068,830    47,995,908    37,409,336   14,061,842    8,783,935    37,544,591    15,238,546
 (1,998,672)    (384,253)  (43,709,213)  (44,744,642)  (5,819,350)  (2,350,287)   (9,614,619)   (5,241,736)
-----------  -----------  ------------  ------------  -----------  -----------  ------------  ------------
 12,614,622    4,684,577     4,286,695    (7,335,306)   8,242,492    6,433,648    27,929,972     9,996,810
 14,217,921    9,029,518    (8,548,592)  (17,667,188)     512,134   (1,179,643)   43,688,641    13,844,488
   (105,463)       3,976      (792,434)     (205,068)      (1,515)         250      (153,737)      (24,579)
-----------  -----------  ------------  ------------  -----------  -----------  ------------  ------------
 26,727,080   13,718,071    (5,054,331)  (25,207,562)   8,753,111    5,254,255    71,464,876    23,816,719
-----------  -----------  ------------  ------------  -----------  -----------  ------------  ------------
 31,163,876   16,686,863     9,120,298    (4,368,650)   8,644,538    5,174,225    87,366,637    44,494,416
 19,817,443    3,130,580   470,409,429   474,778,079   14,346,188    9,171,963   103,646,451    59,152,035
-----------  -----------  ------------  ------------  -----------  -----------  ------------  ------------
$50,981,319  $19,817,443  $479,529,727  $470,409,429  $22,990,726  $14,346,188  $191,013,088  $103,646,451
===========  ===========  ============  ============  ===========  ===========  ============  ============

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                   LOOMIS SAYLES                  MFS
                                                                                     SMALL CAP              INVESTORS TRUST
                                                                                INVESTMENT DIVISION       INVESTMENT DIVISION
                                                                             ------------------------  ------------------------
                                                                               FOR THE      FOR THE      FOR THE      FOR THE
                                                                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                                 2004         2003         2004         2003
                                                                             ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $  (398,843) $  (253,969) $  (157,049) $   (92,750)
  Net realized (losses) gains from security transactions....................     858,524     (546,827)     222,457     (290,848)
  Change in net unrealized appreciation (deprecation) of investments........   4,270,848    6,906,117    1,836,424    2,134,283
                                                                             -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from operations...........   4,730,529    6,105,321    1,901,832    1,750,685
                                                                             -----------  -----------  -----------  -----------
From capital transactions:
  Net premiums..............................................................   6,171,683    3,776,996    2,380,110    2,317,523
  Redemptions...............................................................  (1,838,371)  (1,296,199)  (1,428,693)    (600,405)
                                                                             -----------  -----------  -----------  -----------
  Total net (redemptions) premiums..........................................   4,333,312    2,480,797      951,417    1,717,118
  Net Investment Division transfers.........................................   2,499,326    2,592,845    5,418,448    1,832,801
  Net other transfers.......................................................     (22,992)     (17,017)      17,489         (971)
                                                                             -----------  -----------  -----------  -----------
  Net (decrease) increase in net assets resulting from capital transactions.   6,809,646    5,056,625    6,387,354    3,548,948
                                                                             -----------  -----------  -----------  -----------
NET CHANGE IN NET ASSETS....................................................  11,540,175   11,161,946    8,289,186    5,299,633
NET ASSETS-BEGINNING OF PERIOD..............................................  27,095,353   15,933,407   12,018,285    6,718,652
                                                                             -----------  -----------  -----------  -----------
NET ASSETS-END OF PERIOD.................................................... $38,635,528  $27,095,353  $20,307,471  $12,018,285
                                                                             ===========  ===========  ===========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

            MFS                    HARRIS OAKMARK             SALOMON BROTHERS             SALOMON BROTHERS
     RESEARCH MANAGERS              FOCUSED VALUE        STRATEGIC BOND OPPORTUNITIES      U.S. GOVERNMENT
    INVESTMENT DIVISION          INVESTMENT DIVISION        INVESTMENT DIVISION          INVESTMENT DIVISION
---------------------------  --------------------------  ---------------------------  -------------------------
FOR THE PERIOD    FOR THE      FOR THE       FOR THE       FOR THE        FOR THE       FOR THE       FOR THE
JANUARY 1, 2004  YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
      TO        DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
APRIL 30, 2004      2003         2004          2003          2004           2003          2004          2003
--------------- ------------ ------------  ------------  ------------   ------------  ------------  ------------
  $     3,348    $  (14,724) $   (672,623) $ (2,023,189) $  1,665,120   $   216,008   $    843,354  $   411,932
      282,473      (103,014)    5,382,111       (77,220)    1,546,510       671,005        208,641      667,666
     (297,729)      756,389    19,999,547    52,892,513     2,945,911     4,251,747        612,479   (1,037,454)
  -----------    ----------  ------------  ------------  ------------   -----------   ------------  -----------
      (11,908)      638,651    24,709,035    50,792,104     6,157,541     5,138,760      1,664,474       42,144
  -----------    ----------  ------------  ------------  ------------   -----------   ------------  -----------
      543,197       644,736    56,173,470    35,437,155    36,671,156    20,293,941     27,855,303   26,073,605
     (135,832)     (183,644)  (19,437,431)  (12,600,981)   (8,426,285)   (4,053,825)    (8,913,847)  (9,094,369)
  -----------    ----------  ------------  ------------  ------------   -----------   ------------  -----------
      407,365       461,092    36,736,039    22,836,174    28,244,871    16,240,116     18,941,456   16,979,236
   (4,170,455)      224,134    22,500,708    24,968,029    24,149,899    32,081,138      4,422,581   (8,158,078)
         (442)           61      (141,234)       (5,734)      (47,020)          344        (95,091)     (20,274)
  -----------    ----------  ------------  ------------  ------------   -----------   ------------  -----------
   (3,763,532)      685,287    59,095,513    47,798,469    52,347,750    48,321,598     23,268,946    8,800,884
  -----------    ----------  ------------  ------------  ------------   -----------   ------------  -----------
   (3,775,440)    1,323,938    83,804,548    98,590,573    58,505,291    53,460,358     24,933,420    8,843,028
    3,775,440     2,451,502   243,812,067   145,221,494    82,972,143    29,511,785     99,373,490   90,530,462
  -----------    ----------  ------------  ------------  ------------   -----------   ------------  -----------
  $        --    $3,775,440  $327,616,615  $243,812,067  $141,477,434   $82,972,143   $124,306,910  $99,373,490
  ===========    ==========  ============  ============  ============   ===========   ============  ===========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                        FI
                                                                                   VALUE LEADERS
                                                                                INVESTMENT DIVISION
                                                                             ------------------------
                                                                               FOR THE      FOR THE
                                                                              YEAR ENDED   YEAR ENDED
                                                                             DECEMBER 31, DECEMBER 31,
                                                                                 2004         2003
                                                                             ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $   (32,333)  $  (40,094)
  Net realized (losses) gains from security transactions....................     404,323       51,906
  Change in net unrealized appreciation (deprecation) of investments........   1,741,944    1,239,505
                                                                             -----------   ----------
  Net increase (decrease) in net assets resulting from operations...........   2,113,934    1,251,317
                                                                             -----------   ----------
From capital transactions:
  Net premiums..............................................................   5,817,050    2,611,498
  Redemptions...............................................................    (844,740)    (165,567)
                                                                             -----------   ----------
  Total net (redemptions) premiums..........................................   4,972,310    2,445,931
  Net Investment Division transfers.........................................   5,616,365    5,125,509
  Net other transfers.......................................................        (473)         929
                                                                             -----------   ----------
  Net (decrease) increase in net assets resulting from capital transactions.  10,588,202    7,572,369
                                                                             -----------   ----------
NET CHANGE IN NET ASSETS....................................................  12,702,136    8,823,686
NET ASSETS-BEGINNING OF PERIOD..............................................   9,895,281    1,071,595
                                                                             -----------   ----------
NET ASSETS-END OF PERIOD.................................................... $22,597,417   $9,895,281
                                                                             ===========   ==========

                                                                                      FI MID CAP
                                                                                    OPPORTUNITIES
                                                                                 INVESTMENT DIVISION
                                                                             ---------------------------
                                                                             FOR THE PERIOD    FOR THE
                                                                             JANUARY 1, 2004  YEAR ENDED
                                                                                   TO        DECEMBER 31,
                                                                             APRIL 30, 2004      2003
                                                                             --------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment (loss) income..............................................  $  1,920,818   $   195,041
  Net realized (losses) gains from security transactions....................       740,916       299,370
  Change in net unrealized appreciation (deprecation) of investments........    (3,679,121)    3,645,577
                                                                              ------------   -----------
  Net increase (decrease) in net assets resulting from operations...........    (1,017,387)    4,139,988
                                                                              ------------   -----------
From capital transactions:
  Net premiums..............................................................     5,920,065     6,469,252
  Redemptions...............................................................      (567,005)     (369,043)
                                                                              ------------   -----------
  Total net (redemptions) premiums..........................................     5,353,060     6,100,209
  Net Investment Division transfers.........................................   (23,524,452)   12,287,948
  Net other transfers.......................................................    (6,010,730)       (1,527)
                                                                              ------------   -----------
  Net (decrease) increase in net assets resulting from capital transactions.   (24,182,122)   18,386,630
                                                                              ------------   -----------
NET CHANGE IN NET ASSETS....................................................   (25,199,509)   22,526,618
NET ASSETS-BEGINNING OF PERIOD..............................................    25,199,509     2,672,891
                                                                              ------------   -----------
NET ASSETS-END OF PERIOD....................................................  $         --   $25,199,509
                                                                              ============   ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

           MFS               STATE STREET RESEARCH           FIDELITY                   FIDELITY
       TOTAL RETURN            LARGE CAP GROWTH            MONEY MARKET               EQUITY-INCOME
   INVESTMENT DIVISION        INVESTMENT DIVISION       INVESTMENT DIVISION        INVESTMENT DIVISION
-------------------------  ------------------------  ------------------------  --------------------------
  FOR THE       FOR THE      FOR THE      FOR THE      FOR THE      FOR THE      FOR THE       FOR THE
 YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
    2004          2003         2004         2003         2004         2003         2004          2003
------------  ------------ ------------ ------------ ------------ ------------ ------------  ------------
$    858,624  $ 1,153,340   $  (22,467)   $  (205)   $    18,766  $    14,960  $  1,244,859  $    826,053
  (5,108,663)    (630,261)      20,664        554             --           --     2,598,754        40,898
  10,110,705    7,016,232      422,639      5,679             --           --     9,102,225    29,506,277
------------  -----------   ----------    -------    -----------  -----------  ------------  ------------
   5,860,666    7,539,311      420,836      6,028         18,766       14,960    12,945,838    30,373,228
------------  -----------   ----------    -------    -----------  -----------  ------------  ------------
   8,983,793    5,881,660    2,182,639     82,190      3,072,835    1,739,899     8,462,993    11,336,010
  (6,361,232)  (3,868,185)     (92,344)       (18)    (2,632,212)  (4,233,798)  (16,716,260)  (10,534,193)
------------  -----------   ----------    -------    -----------  -----------  ------------  ------------
   2,622,561    2,013,475    2,090,295     82,172        440,623   (2,493,899)   (8,253,267)      801,817
  23,404,805   (2,103,734)   3,021,620        568     (1,692,625)     388,542    (5,052,545)   (3,976,916)
 (13,705,381)         976      (11,302)        (1)          (281)        (414)       (4,304)      (16,398)
------------  -----------   ----------    -------    -----------  -----------  ------------  ------------
  12,321,985      (89,283)   5,100,613     82,739     (1,252,283)  (2,105,771)  (13,310,116)   (3,191,497)
------------  -----------   ----------    -------    -----------  -----------  ------------  ------------
  18,182,651    7,450,028    5,521,449     88,767     (1,233,517)  (2,090,811)     (364,278)   27,181,731
  53,115,421   45,665,393       88,767         --      8,972,674   11,063,485   134,229,848   107,048,117
------------  -----------   ----------    -------    -----------  -----------  ------------  ------------
$ 71,298,072  $53,115,421   $5,610,216    $88,767    $ 7,739,157  $ 8,972,674  $133,865,570  $134,229,848
============  ===========   ==========    =======    ===========  ===========  ============  ============

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                      FIDELITY
                                                                                       GROWTH
                                                                                 INVESTMENT DIVISION
                                                                             --------------------------
                                                                               FOR THE       FOR THE
                                                                              YEAR ENDED    YEAR ENDED
                                                                             DECEMBER 31,  DECEMBER 31,
                                                                                 2004          2003
                                                                             ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $ (1,157,909) $ (1,110,059)
  Net realized (losses) gains from security transactions....................   (1,034,139)     (239,874)
  Change in net unrealized appreciation (deprecation) of investments........    5,682,518    40,777,455
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from operations...........    3,490,470    39,427,522
                                                                             ------------  ------------
From capital transactions:
  Net premiums..............................................................   12,117,109    13,982,063
  Redemptions...............................................................  (15,760,659)  (10,425,047)
                                                                             ------------  ------------
  Total net (redemptions) premiums..........................................   (3,643,550)    3,557,016
  Net Investment Division transfers.........................................   (8,490,878)   (4,173,438)
  Net other transfers.......................................................       (6,456)      (31,505)
                                                                             ------------  ------------
  Net (decrease) increase in net assets resulting from capital transactions.  (12,140,884)     (647,927)
                                                                             ------------  ------------
NET CHANGE IN NET ASSETS....................................................   (8,650,414)   38,779,595
NET ASSETS-BEGINNING OF PERIOD..............................................  165,751,953   126,972,358
                                                                             ------------  ------------
NET ASSETS-END OF PERIOD.................................................... $157,101,539  $165,751,953
                                                                             ============  ============

                                                                                     FIDELITY
                                                                                     OVERSEAS
                                                                                INVESTMENT DIVISION
                                                                             ------------------------
                                                                               FOR THE      FOR THE
                                                                              YEAR ENDED   YEAR ENDED
                                                                             DECEMBER 31, DECEMBER 31,
                                                                                 2004         2003
                                                                             ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $    35,421  $   (61,547)
  Net realized (losses) gains from security transactions....................     358,850     (538,173)
  Change in net unrealized appreciation (deprecation) of investments........   3,068,346    8,504,328
                                                                             -----------  -----------
  Net increase (decrease) in net assets resulting from operations...........   3,462,617    7,904,608
                                                                             -----------  -----------
From capital transactions:
  Net premiums..............................................................   2,807,441    2,566,358
  Redemptions...............................................................  (2,843,715)  (2,032,277)
                                                                             -----------  -----------
  Total net (redemptions) premiums..........................................     (36,274)     534,081
  Net Investment Division transfers.........................................     363,387     (595,043)
  Net other transfers.......................................................      (3,303)      18,920
                                                                             -----------  -----------
  Net (decrease) increase in net assets resulting from capital transactions.     323,810      (42,042)
                                                                             -----------  -----------
NET CHANGE IN NET ASSETS....................................................   3,786,427    7,862,566
NET ASSETS-BEGINNING OF PERIOD..............................................  27,274,426   19,411,860
                                                                             -----------  -----------
NET ASSETS-END OF PERIOD.................................................... $31,060,853  $27,274,426
                                                                             ===========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

        FIDELITY               CALVERT SOCIAL            CALVERT SOCIAL              LORD ABBETT
  INVESTMENT GRADE BOND           BALANCED               MID CAP GROWTH             BOND DEBENTURE
   INVESTMENT DIVISION       INVESTMENT DIVISION       INVESTMENT DIVISION       INVESTMENT DIVISION
------------------------  ------------------------  ------------------------  -------------------------
  FOR THE      FOR THE      FOR THE      FOR THE      FOR THE      FOR THE      FOR THE       FOR THE
 YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
    2004         2003         2004         2003         2004         2003         2004          2003
------------ ------------ ------------ ------------ ------------ ------------ ------------  ------------
$ 1,376,419  $   974,774  $   305,615  $   374,269  $  (128,066) $  (110,083) $  2,656,841  $   576,805
    250,624      524,941      114,758     (232,476)    (300,748)    (611,500)    2,179,729    1,610,670
   (900,086)    (556,229)   3,350,274    7,864,886    1,474,813    3,517,203     2,665,360    9,782,763
-----------  -----------  -----------  -----------  -----------  -----------  ------------  -----------
    726,957      943,486    3,770,647    8,006,679    1,045,999    2,795,620     7,501,930   11,970,238
-----------  -----------  -----------  -----------  -----------  -----------  ------------  -----------
  2,757,530    3,946,431    5,190,647    5,210,237    1,640,326    1,538,762    22,025,628   13,237,392
 (3,553,900)  (2,279,492)  (2,894,509)  (3,307,817)    (846,891)    (793,975)   (9,124,996)  (6,566,042)
-----------  -----------  -----------  -----------  -----------  -----------  ------------  -----------
   (796,370)   1,666,939    2,296,138    1,902,420      793,435      744,787    12,900,632    6,671,350
 (1,303,605)  (1,783,102)    (955,588)  (1,169,380)    (508,974)     (71,392)   11,378,352   18,322,774
    (52,131)          71     (153,071)      13,288       (1,827)     (66,604)     (302,763)     (22,552)
-----------  -----------  -----------  -----------  -----------  -----------  ------------  -----------
 (2,152,106)    (116,092)   1,187,479      746,328      282,634      606,791    23,976,221   24,971,572
-----------  -----------  -----------  -----------  -----------  -----------  ------------  -----------
 (1,425,149)     827,394    4,958,126    8,753,007    1,328,633    3,402,411    31,478,151   36,941,810
 23,036,958   22,209,564   53,336,592   44,583,585   12,360,300    8,957,889    94,258,153   57,316,343
-----------  -----------  -----------  -----------  -----------  -----------  ------------  -----------
$21,611,809  $23,036,958  $58,294,718  $53,336,592  $13,688,933  $12,360,300  $125,736,304  $94,258,153
===========  ===========  ===========  ===========  ===========  ===========  ============  ===========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                   MFS RESEARCH              T. ROWE PRICE
                                                                                   INTERNATIONAL            MID-CAP GROWTH
                                                                                INVESTMENT DIVISION       INVESTMENT DIVISION
                                                                             ------------------------  ------------------------
                                                                               FOR THE      FOR THE      FOR THE      FOR THE
                                                                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                                 2004         2003         2004         2003
                                                                             ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $  (230,629) $   (37,530) $  (619,252) $  (268,651)
  Net realized (losses) gains from security transactions....................   1,788,312      (71,037)     304,968   (2,389,442)
  Change in net unrealized appreciation (deprecation) of investments........   2,695,583    3,785,878    8,336,804    8,997,590
                                                                             -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from operations...........   4,253,266    3,677,311    8,022,520    6,339,497
                                                                             -----------  -----------  -----------  -----------
From capital transactions:
  Net premiums..............................................................   5,262,574    3,714,816   12,604,936    5,708,798
  Redemptions...............................................................  (1,320,747)    (585,162)  (3,147,804)  (1,701,061)
                                                                             -----------  -----------  -----------  -----------
  Total net (redemptions) premiums..........................................   3,941,827    3,129,654    9,457,132    4,007,737
  Net Investment Division transfers.........................................   6,023,141    2,351,010   10,677,705   10,877,799
  Net other transfers.......................................................        (848)       4,997      (21,566)      (5,074)
                                                                             -----------  -----------  -----------  -----------
  Net (decrease) increase in net assets resulting from capital transactions.   9,964,120    5,485,661   20,113,271   14,880,462
                                                                             -----------  -----------  -----------  -----------
NET CHANGE IN NET ASSETS....................................................  14,217,386    9,162,972   28,135,791   21,219,959
NET ASSETS-BEGINNING OF PERIOD..............................................  17,501,323    8,338,351   34,865,426   13,645,467
                                                                             -----------  -----------  -----------  -----------
NET ASSETS-END OF PERIOD.................................................... $31,718,709  $17,501,323  $63,001,217  $34,865,426
                                                                             ===========  ===========  ===========  ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

           PIMCO                      PIMCO                    MET/AIM                   MET/AIM
       TOTAL RETURN               PEA INOVATION          MID CAP CORE EQUITY        SMALL CAP GROWTH
    INVESTMENT DIVISION        INVESTMENT DIVISION       INVESTMENT DIVISION       INVESTMENT DIVISION
--------------------------  ------------------------  ------------------------  ------------------------
  FOR THE       FOR THE       FOR THE      FOR THE      FOR THE      FOR THE      FOR THE      FOR THE
 YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2004          2003          2004         2003         2004         2003         2004         2003
------------  ------------  ------------ ------------ ------------ ------------ ------------ ------------
$ 15,382,935  $  1,933,752  $  (683,461) $  (356,370) $  (374,199) $    23,703  $  (146,620)  $  (64,600)
   2,455,287     3,222,942    3,020,599    2,605,543    1,535,292        1,314      497,811      510,867
  (8,630,533)      187,051   (6,843,564)   8,078,426    2,286,153    2,455,443      363,802    1,186,456
------------  ------------  -----------  -----------  -----------  -----------  -----------   ----------
   9,207,689     5,343,745   (4,506,426)  10,327,599    3,447,246    2,480,460      714,993    1,632,723
------------  ------------  -----------  -----------  -----------  -----------  -----------   ----------
  69,675,625    57,552,025   10,790,180    7,675,833    7,752,790    4,591,545    3,053,355    2,291,942
 (19,235,265)  (15,443,761)  (4,045,935)  (2,379,053)  (1,652,148)    (531,328)    (609,634)    (161,941)
------------  ------------  -----------  -----------  -----------  -----------  -----------   ----------
  50,440,360    42,108,264    6,744,245    5,296,780    6,100,642    4,060,217    2,443,721    2,130,001
  21,647,228    31,990,246   (1,711,181)  26,614,202    4,799,905    8,864,064    2,370,462    3,086,654
    (128,404)      (25,407)     (71,495)     (14,148)     (12,846)       1,371      (17,653)      (1,060)
------------  ------------  -----------  -----------  -----------  -----------  -----------   ----------
  71,959,184    74,073,103    4,961,569   31,896,834   10,887,701   12,925,652    4,796,530    5,215,595
------------  ------------  -----------  -----------  -----------  -----------  -----------   ----------
  81,166,873    79,416,848      455,143   42,224,433   14,334,947   15,406,112    5,511,523    6,848,318
 217,219,652   137,802,804   53,817,082   11,592,649   19,818,859    4,412,747    8,617,886    1,769,568
------------  ------------  -----------  -----------  -----------  -----------  -----------   ----------
$298,386,525  $217,219,652  $54,272,225  $53,817,082  $34,153,806  $19,818,859  $14,129,409   $8,617,886
============  ============  ===========  ===========  ===========  ===========  ===========   ==========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                  HARRIS OAKMARK              OPPENHEIMER
                                                                                   INTERNATIONAL         CAPITAL APPRECIATION
                                                                                INVESTMENT DIVISION       INVESTMENT DIVISION
                                                                             ------------------------  ------------------------
                                                                               FOR THE      FOR THE      FOR THE      FOR THE
                                                                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                                 2004         2003         2004         2003
                                                                             ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $  (442,810) $    85,893    $ 15,346     $   (445)
  Net realized (losses) gains from security transactions....................   1,091,842      601,855       5,647          264
  Change in net unrealized appreciation (deprecation) of investments........   6,827,093    1,244,098      (3,066)       9,772
                                                                             -----------  -----------    --------     --------
  Net increase (decrease) in net assets resulting from operations...........   7,476,125    1,931,846      17,927        9,591
                                                                             -----------  -----------    --------     --------
From capital transactions:
  Net premiums..............................................................  15,912,541    3,444,807     228,779       76,864
  Redemptions...............................................................  (1,525,036)    (228,671)       (347)          --
                                                                             -----------  -----------    --------     --------
  Total net (redemptions) premiums..........................................  14,387,505    3,216,136     228,432       76,864
  Net Investment Division transfers.........................................  29,891,281    7,983,434       9,684       11,607
  Net other transfers.......................................................     (31,068)     105,741        (142)          --
                                                                             -----------  -----------    --------     --------
  Net (decrease) increase in net assets resulting from capital transactions.  44,247,718   11,305,311     237,974       88,471
                                                                             -----------  -----------    --------     --------
NET CHANGE IN NET ASSETS....................................................  51,723,843   13,237,157     255,901       98,062
NET ASSETS-BEGINNING OF PERIOD..............................................  14,031,601      794,444     101,212        3,150
                                                                             -----------  -----------    --------     --------
NET ASSETS-END OF PERIOD.................................................... $65,755,444  $14,031,601    $357,113     $101,212
                                                                             ===========  ===========    ========     ========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

          JANUS                 THIRD AVENUE         NEUBERGER BERMAN         AMERICAN FUNDS
    AGGRESSIVE GROWTH          SMALL CAP VALUE          REAL ESTATE               GROWTH
   INVESTMENT DIVISION       INVESTMENT DIVISION    INVESTMENT DIVISION     INVESTMENT DIVISION
------------------------  ------------------------  ------------------- --------------------------
  FOR THE      FOR THE      FOR THE      FOR THE      FOR THE PERIOD      FOR THE       FOR THE
 YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED      MAY 3, 2004      YEAR ENDED    YEAR ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,         TO          DECEMBER 31,  DECEMBER 31,
    2004         2003         2004         2003      DECEMBER 31, 2004      2004          2003
------------ ------------ ------------ ------------ ------------------- ------------  ------------
$  (232,795) $  (162,669)   $  6,049     $    394       $ 1,954,170     $ (4,864,588) $ (2,105,512)
    900,838   (1,367,702)     25,508          271           135,475        1,453,966      (481,808)
    712,002    4,832,795      27,654       24,995         5,386,448       51,327,471    56,619,604
-----------  -----------    --------     --------       -----------     ------------  ------------
  1,380,045    3,302,424      59,211       25,660         7,476,093       47,916,849    54,032,284
-----------  -----------    --------     --------       -----------     ------------  ------------
  3,761,755    3,153,901     217,931      109,043        14,214,643      127,096,734    62,473,985
 (1,282,821)    (871,415)     (1,498)         (33)         (782,825)     (26,300,213)  (10,847,583)
-----------  -----------    --------     --------       -----------     ------------  ------------
  2,478,934    2,282,486     216,433      109,010        13,431,818      100,796,521    51,626,402
    143,777    1,153,491      (5,800)        (528)       37,082,969       94,699,466    88,742,018
     (3,906)       2,374        (397)           1           (93,894)        (209,492)       (8,527)
-----------  -----------    --------     --------       -----------     ------------  ------------
  2,618,805    3,438,351     210,236      108,483        50,420,893      195,286,495   140,359,893
-----------  -----------    --------     --------       -----------     ------------  ------------
  3,998,850    6,740,775     269,447      134,143        57,896,986      243,203,344   194,392,177
 16,719,126    9,978,351     134,143           --                --      298,879,317   104,487,140
-----------  -----------    --------     --------       -----------     ------------  ------------
$20,717,976  $16,719,126    $403,590     $134,143       $57,896,986     $542,082,661  $298,879,317
===========  ===========    ========     ========       ===========     ============  ============

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                   AMERICAN FUNDS
                                                                                    GROWTH-INCOME
                                                                                 INVESTMENT DIVISION
                                                                             --------------------------
                                                                               FOR THE       FOR THE
                                                                              YEAR ENDED    YEAR ENDED
                                                                             DECEMBER 31,  DECEMBER 31,
                                                                                 2004          2003
                                                                             ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $ (1,418,772) $     68,907
  Net realized (losses) gains from security transactions....................      880,993      (602,656)
  Change in net unrealized appreciation (deprecation) of investments........   37,319,953    49,903,623
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from operations...........   36,782,174    49,369,874
                                                                             ------------  ------------
From capital transactions:
  Net premiums..............................................................  112,371,227    62,279,829
  Redemptions...............................................................  (26,846,516)  (10,590,127)
                                                                             ------------  ------------
  Total net (redemptions) premiums..........................................   85,524,711    51,689,702
  Net Investment Division transfers.........................................   97,835,877    81,102,577
  Net other transfers.......................................................     (191,880)      (50,629)
                                                                             ------------  ------------
  Net (decrease) increase in net assets resulting from capital transactions.  183,168,708   132,741,650
                                                                             ------------  ------------
NET CHANGE IN NET ASSETS....................................................  219,950,882   182,111,524
NET ASSETS-BEGINNING OF PERIOD..............................................  286,012,415   103,900,891
                                                                             ------------  ------------
NET ASSETS-END OF PERIOD.................................................... $505,963,297  $286,012,415
                                                                             ============  ============

                                                                                   AMERICAN FUNDS
                                                                             GLOBAL SMALL CAPITALIZATION
                                                                                INVESTMENT DIVISION
                                                                             -------------------------
                                                                               FOR THE        FOR THE
                                                                              YEAR ENDED     YEAR ENDED
                                                                             DECEMBER 31,   DECEMBER 31,
                                                                                 2004           2003
                                                                             ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment (loss) income.............................................. $ (1,547,458)  $  (271,098)
  Net realized (losses) gains from security transactions....................    2,309,497      (226,352)
  Change in net unrealized appreciation (deprecation) of investments........   20,334,044    14,578,048
                                                                             ------------   -----------
  Net increase (decrease) in net assets resulting from operations...........   21,096,083    14,080,598
                                                                             ------------   -----------
From capital transactions:
  Net premiums..............................................................   34,321,628    12,365,849
  Redemptions...............................................................   (7,225,620)   (1,965,484)
                                                                             ------------   -----------
  Total net (redemptions) premiums..........................................   27,096,008    10,400,365
  Net Investment Division transfers.........................................   42,584,790    22,703,663
  Net other transfers.......................................................      (25,581)       25,595
                                                                             ------------   -----------
  Net (decrease) increase in net assets resulting from capital transactions.   69,655,217    33,129,623
                                                                             ------------   -----------
NET CHANGE IN NET ASSETS....................................................   90,751,300    47,210,221
NET ASSETS-BEGINNING OF PERIOD..............................................   66,037,812    18,827,591
                                                                             ------------   -----------
NET ASSETS-END OF PERIOD.................................................... $156,789,112   $66,037,812
                                                                             ============   ===========

--------
(c) Formerly, Janus Mid Cap Investment Division

                      See Notes to Financial Statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004

1.   BUSINESS

Metropolitan Life Separate Account E (the "Separate Account"), a separate account of Metropolitan Life Insurance Company ("Metropolitan Life"), was established on September 27, 1983 to support Metropolitan Life's operations with respect to certain variable annuity contracts ("Contracts"). Metropolitan Life is a wholly owned subsidiary of MetLife Inc. ("MetLife"). The Separate Account was registered as a unit investment trust on April 6, 1984 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Insurance Department. The Separate Account supports various Contracts (VestMet, Preference Plus Account, Preference Plus Account for Enhanced Contracts, Preference Plus Select, Personal IncomePlus, Preference Plus Income, Preference Plus Income Advantage, Enhanced Preference Plus Account, Financial Freedom Account, MetLife Asset Builder, MetLife Income Security Plan, MetLife Settlement Plus, and MetLife Financial Freedom Select).

The Separate Account is divided into fifty-five investment divisions. When the contractholder allocates or transfers money to an investment division, the investment division purchases shares of a portfolio, series or fund (with the same name) within the Metropolitan Fund, Fidelity VIP Funds, Calvert Fund, Met Investors Fund or the American Funds (collectively, the "Funds"). For convenience, the portfolios, series, and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of Metropolitan Life. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Metropolitan Life's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Metropolitan Life may conduct.

The table below presents the investment divisions within the Separate Account:

             State Street Research      Salomon Brothers
              Investment Trust          Strategic Bond
              Investment Division       Opportunities Investment
                                        Division
             Variable B Investment      Salomon Brothers U.S.
              Division (b)              Government Investment
                                        Division
             Variable C Investment      FI Value Leaders
              Division (b)              Investment Division
             Variable D Investment      MFS Total Return
              Division                  Investment Division
             State Street Research      State Street Research
              Diversified Investment    Large Cap Growth
              Division                  Investment Division
             State Street Research
              Aggressive Growth         Fidelity Money Market
              Investment Division       Investment Division
             MetLife Stock Index        Fidelity Equity-Income
              Investment Division       Investment Division
             FI International Stock     Fidelity Growth
              Investment Division       Investment Division
             FI Mid Cap Opportunities   Fidelity Overseas
              Investment Division       Investment Division
             T. Rowe Price Small Cap
              Growth Investment         Fidelity Investment Grade
              Division                  Bond Investment Division
             Scudder Global Equity      Calvert Social Balanced
              Investment Division       Investment Division
             Harris Oakmark Large Cap   Calvert Social Mid Cap
              Value Investment Division Growth Investment Division
             Neuberger Berman Partners  Lord Abbett Bond
              Mid Cap Value Investment  Debenture Investment
              Division                  Division
             T. Rowe Price Large Cap    MFS Research
              Growth Investment         International Investment
              Division                  Division
             Lehman Brothers Aggregate
              Bond Index Investment     T. Rowe Price Mid-Cap
              Division                  Growth Investment Division
             Morgan Stanley EAFE Index  PIMCO Total Return
              Investment Division       Investment Division
             Russell 2000 Index         PIMCO PEA Innovation
              Investment Division       Investment Division
             Met/Putnam Voyager         Met/AIM Mid Cap Core
              Investment Division       Equity Investment Division
             State Street Research
              Aurora Investment         Met/AIM Small Cap Growth
              Division                  Investment Division
             MetLife Mid Cap Stock      Harris Oakmark
              Index Investment Division International Investment
                                        Division
             Franklin Templeton Small   Oppenheimer Capital
              Cap Growth Investment     Appreciation Investment
              Division                  Division
             State Street Research
              Large Cap Value           Janus Aggressive Growth
              Investment Division       Investment Division
             State Street Research
              Bond Income Investment    Third Avenue Small Cap
              Division                  Value Investment Division
             State Street Research      Neuberger Berman Real
              Money Market Investment   Estate Investment
              Division                  Division (a)
             Davis Venture Value        American Funds Growth
              Investment Division       Investment Division
             Loomis Sayles Small Cap    American Funds
              Investment Division       Growth-Income Investment
                                        Division
             MFS Investors Trust        American Funds Global
              Investment Division       Small Capitalization
                                        Investment Division
             Harris Oakmark Focused
              Value Investment Division

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

1.  BUSINESS-(CONTINUED)

   (a) Operations commenced on May 3, 2004, for one new investment division added to the Separate Account on that date.

   (b) Variable B Investment Division and Variable C Investment Division have contracts that only invest in the State Street Research Investment Trust Portfolio.

2.  SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable annuity separate accounts registered as unit investment trusts.

    A. VALUATION OF INVESTMENTS

       Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments in the Funds are valued utilizing the amortized cost method of valuation.

    B. SECURITY TRANSACTIONS

       Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

    C. FEDERAL INCOME TAXES

       The operations of the Separate Account are included in the Federal income tax return of Metropolitan Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Metropolitan Life does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. Metropolitan Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the contracts.

    D. USE OF ESTIMATES

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

    E. PURCHASE PAYMENTS

       Purchase payments received by Metropolitan Life are credited as Accumulation or Annuity Units as of the end of the valuation period in which received, as provided in the prospectus. In the case of certain contracts, Metropolitan Life deducts a sales load and a state premium tax charge from purchase payments before amounts are allocated to the Separate Account.

3.  EXPENSES

With respect to assets in the Separate Account that support certain contracts, Metropolitan Life deducts a charge from the net assets of the Separate Account for the assumption of general administrative expenses and mortality and expense risks. This charge is equivalent to an effective annual rate of 1.5% of the average daily values of the net assets in the Separate Account for VestMet contracts and 1.25% for Preference Plus contracts. Of this charge,

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

3.  EXPENSES-(CONTINUED)

Metropolitan Life estimates .75% is for general administrative expenses for VestMet contracts and 0.50% is for Preference Plus contracts and .75% is for the mortality and expense risk on both contracts. However, for the Enhanced Preference Plus Account, Preference Plus Account for Enhanced contracts and Financial Freedom Account contracts, the charge is equivalent to an effective annual rate of .95% of the average daily value of the assets for these contracts. Of this charge, Metropolitan Life estimates .20% is for general administrative expenses and .75% is for mortality and expense risk.

The Variable B Investment Division and Variable C Investment Division contracts are charged for administrative expenses, mortality and expense risk according to the charge under their respective contracts. The Separate Account charges for Preference Plus Select contracts, except for the American Funds Growth-Income, American Funds Growth and American Funds Global Small Capitalization Investment Divisions, with the basic death benefit are as follows: 1.25% for the B class; 1.50% for the L class; 1.65% for the C class; and 1.70% for the first seven years of the Bonus Class (after which this reverts to the B class charge).

There are additional Separate Account charges associated with available optional riders. These are as follows: 0.20% for the Annual Step-Up Death Benefit; 0.35% for the Greater of Annual Step-Up or 5% Annual Increase Death Benefit; and 0.25% for the Earnings Preservation Benefit. The charge for the Guaranteed Minimum Income Benefit is 0.50% (0.45% if purchased with an optional death benefit) of the guaranteed "income base" as defined in the contract. The charge for the Guaranteed Withdrawal Benefit is .50% of the "guaranteed withdrawal amount" as defined in the contract.

The Separate Account charge for the Preference Plus Select Contracts with the basic death benefit for the American Funds Growth-Income, American Funds Growth and American Funds Global Small Capitalization Investment Divisions are as follows: 1.50% for the B Class; 1.75% for the L class; 1.90% for the C class and 1.95% for the first seven years of the Bonus Class (after which this reverts to the B class charge). For MetLife Settlement Plus and MetLife Income Security Plan contracts, the charge is equivalent to an effective annual rate of 1.25% of the average daily value of the assets for these contracts.

The Separate Account charge for the MetLife Financial Freedom Select contracts with the standard death benefit, except for the American Funds Growth-Income, American Funds Growth and American Funds Global Small Cap Investment Divisions, are as follows: 1.15% for the B class; 1.30% for the L class; 1.45% for the C class; 0.50% for the e class; and 0.95% for the e bonus Class. The Separate Account Charge for the MetLife Financial Freedom Select contracts with the standard death benefit for the American Funds Growth-Income, American Funds Growth, and American Funds Global Small Cap Investment Divisions, are as follows: 1.40% for the B class; 1.55% for the L class; 1.70% for the C class; 0.75% for the e class; and 1.20% for the e bonus class.

The additional Separate Account charge associated with the available optional Annual Step-Up Death Benefit is 0.10%. The charge for the Guaranteed Minimum Income Benefit is 0.35% of the guaranteed "income base" as defined in the contract. The charge for MetLife Asset Builder is a minimum of 0.45% but can not be greater than 0.95% during the pay in phase and during the pay-out phase. The charge for MetLife Asset builder may not exceed 1.25% for one version of the pay-out phase related to contracts purchased prior to May 1, 2004. The Separate Account charge for the Personal IncomePlus contracts cannot be greater than 0.95%. The Separate Account charge for the Preference Plus Income Advantage is 1.25%.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)


4.   PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from the sales of investments for the year ended December 31, 2004 are as follows:

                                                                  PURCHASES    SALES
                                                                  ---------- ----------
                                                                     (IN THOUSANDS)
State Street Research Investment Trust Investment Division....... $   35,391 $  180,181
Variable B Investment Division...................................        777      8,787
Variable C Investment Division...................................      1,257         87
State Street Research Diversified Investment Division............     80,539    184,685
State Street Research Aggressive Growth Investment Division......     20,294     88,646
MetLife Stock Index Investment Division..........................    422,720    265,321
FI International Stock Investment Division.......................     16,929     23,596
FI Mid Cap Opportunities Investment Division (c).................     25,339      3,193
T. Rowe Price Small Cap Growth Investment Division...............     17,989     30,501
Scudder Global Equity Investment Division........................     13,089     17,687
Harris Oakmark Large Cap Value Investment Division...............     77,009     25,164
Neuberger Berman Partners Mid Cap Value Investment Division......    116,428     16,336
T. Rowe Price Large Cap Growth Investment Division...............     37,254     25,556
Lehman Brothers Aggregate Bond Index Investment Division.........    264,968     55,170
Morgan Stanley EAFE Index Investment Division....................     68,107     53,047
Russell 2000 Index Investment Division...........................     66,848     60,153
Met/Putnam Voyager Investment Division...........................      5,795      7,462
State Street Research Aurora Investment Division.................    114,584     39,166
MetLife Mid Cap Stock Index Investment Division..................     66,018     64,670
Franklin Templeton Small Cap Growth Investment Division..........     14,264      8,234
State Street Research Large Cap Value Investment Division........     31,953      5,653
State Street Research Bond Income Investment Division............     82,813     66,730
State Street Research Money Market Investment Division...........     28,901     20,243
Davis Venture Value Investment Division..........................     76,884      6,460
Loomis Sayles Small Cap Investment Division......................     12,649      6,234
MFS Investors Trust Investment Division..........................      9,942      3,711
MFS Research Managers Investment Division (a)....................      2,676      6,438
Harris Oakmark Focused Value Investment Division.................     81,993     23,530
Salomon Brothers Strategic Bond Opportunities Investment Division     66,396     12,350
Salomon Brothers U.S. Government Investment Division.............     48,175     24,036
FI Value Leaders Investment Division.............................     12,423      1,862
FI Mid Cap Opportunities Investment Division (a).................     46,852    125,715
MFS Total Return Investment Division.............................     71,685     58,492
State Street Research Large Cap Growth Investment Division.......      5,581        500
Fidelity Money Market Investment Division........................      5,146      6,373
Fidelity Equity-Income Investment Division.......................      5,568     17,633
Fidelity Growth Investment Division..............................      3,764     17,063
Fidelity Overseas Investment Division............................      4,147      3,788
Fidelity Investment Grade Bond Investment Division...............      4,074      4,840
Calvert Social Balanced Investment Division......................      4,677      3,184
Calvert Social Mid Cap Growth Investment Division................      1,354      1,200
Lord Abbett Bond Debenture Investment Division...................     42,210     15,563
MFS Research International Investment Division...................     17,557      7,818
T. Rowe Price Mid-Cap Growth Investment Division.................     28,060      8,554
PIMCO Total Return Investment Division...........................    115,092     27,704
PIMCO PEA Innovation Investment Division.........................     34,263     29,983
Met/AIM Mid Cap Core Equity Investment Division..................     17,159      6,641
Met/AIM Small Cap Growth Investment Division.....................      8,789      4,117
Harris Oakmark International Investment Division.................     50,657      6,802
Oppenheimer Capital Appreciation Investment Division.............        288         34
Janus Aggressive Growth Investment Division......................      7,027      4,639
Third Avenue Small Cap Value Investment Division.................        280         64
Neuberger Berman Real Estate Investment Division (b).............     53,291        810
American Funds Growth Investment Division........................    204,410     13,873
American Funds Growth-Income Investment Division.................    192,875     10,898
American Funds Global Small Capitalization Investment Division...     78,842     10,689
                                                                  ---------- ----------
TOTAL............................................................ $2,924,052 $1,721,866
                                                                  ========== ==========

--------
(a) For the period January 1, 2004 to April 30, 2004
(b) For the period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

5.   CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 are as follows:

                                 STATE STREET RESEARCH                                         STATE STREET RESEARCH
                                   INVESTMENT TRUST        VARIABLE B          VARIABLE C           DIVERSIFIED
                                  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                                 --------------------- ------------------- ------------------- ---------------------
(IN THOUSANDS)
Outstanding at December 31, 2003         46,132                282                  17                 53,723
Activity during 2004:
  Issued........................          3,091                 34                  --                  5,223
  Redeemed......................         (7,689)               (36)                 (1)                (9,531)
                                        -------               ----                 ---                -------
Outstanding at December 31, 2004         41,534                280                  16                 49,415
                                        =======               ====                 ===                =======

Outstanding at December 31, 2002         49,890                314                  21                 58,215
Activity during 2003:
  Issued........................          3,728                 --                  --                  4,493
  Redeemed......................         (7,486)               (32)                 (4)                (8,985)
                                        -------               ----                 ---                -------
Outstanding at December 31, 2003         46,132                282                  17                 53,723
                                        =======               ====                 ===                =======

Outstanding at December 31, 2001         59,681                508                  24                 70,653
Activity during 2002:
  Issued........................          5,080                  1                  14                  5,373
  Redeemed......................        (14,871)              (195)                (17)               (17,811)
                                        -------               ----                 ---                -------
Outstanding at December 31, 2002         49,890                314                  21                 58,215
                                        =======               ====                 ===                =======

Outstanding at December 31, 2000         66,973                374                  19                 78,707
Activity during 2001:
  Issued........................          6,835                306                   8                  7,708
  Redeemed......................        (14,127)              (172)                 (3)               (15,762)
                                        -------               ----                 ---                -------
Outstanding at December 31, 2001         59,681                508                  24                 70,653
                                        =======               ====                 ===                =======

--------
(a) For the period January 1, 2004, to April 30, 2004
(b) For the period May 3, 2004, to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

  STATE STREET RESEARCH       METLIFE                                    FI MID CAP           T. ROWE PRICE
    AGGRESSIVE GROWTH       STOCK INDEX     FI INTERNATIONAL STOCK      OPPORTUNITIES       SMALL CAP GROWTH
   INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION (C) INVESTMENT DIVISION
  --------------------- ------------------- ---------------------- ----------------------- -------------------
         27,593                80,944               13,733                  43,573                18,784
          2,762                18,434                1,963                   7,883                 3,984
         (5,143)              (13,619)              (2,363)                 (9,799)               (4,788)
         ------               -------              -------                 -------               -------
         25,212                85,759               13,333                  41,657                17,980
         ======               =======              =======                 =======               =======

         28,889                80,966               14,131                  46,925                18,480
          4,005                15,793                3,143                   6,433                 4,852
         (5,301)              (15,815)              (3,541)                 (9,785)               (4,548)
         ------               -------              -------                 -------               -------
         27,593                80,944               13,733                  43,573                18,784
         ======               =======              =======                 =======               =======

         32,803                86,714               14,761                  55,394                19,896
          3,975                26,012               36,939                  16,874                34,420
         (7,889)              (31,760)             (37,569)                (25,343)              (35,836)
         ------               -------              -------                 -------               -------
         28,889                80,966               14,131                  46,925                18,480
         ======               =======              =======                 =======               =======

         35,680                90,483               15,094                  61,499                20,924
          5,786                25,206               83,745                  24,018                25,897
         (8,663)              (28,975)             (84,078)                (30,123)              (26,925)
         ------               -------              -------                 -------               -------
         32,803                86,714               14,761                  55,394                19,896
         ======               =======              =======                 =======               =======

        SCUDDER         HARRIS OAKMARK
     GLOBAL EQUITY      LARGE CAP VALUE
  INVESTMENT DIVISION INVESTMENT DIVISION
  ------------------- -------------------
        11,753              25,186
         1,690              12,647
        (2,070)             (8,203)
        ------              ------
        11,373              29,630
        ======              ======

        11,877              22,099
         1,945               8,733
        (2,069)             (5,646)
        ------              ------
        11,753              25,186
        ======              ======

        12,720              16,996
         2,831              14,637
        (3,674)             (9,534)
        ------              ------
        11,877              22,099
        ======              ======

        12,438               5,122
         3,259              19,069
        (2,977)             (7,195)
        ------              ------
        12,720              16,996
        ======              ======

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

5.  CHANGES IN OUTSTANDING UNITS-(CONTINUED)

The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 are as follows:


                                    NEUBERGER BERMAN       T. ROWE PRICE      LEHMAN BROTHERS      MORGAN STANLEY
                                 PARTNERS MID CAP VALUE  LARGE CAP GROWTH   AGGREGATE BOND INDEX     EAFE INDEX
                                  INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                                 ---------------------- ------------------- -------------------- -------------------
(IN THOUSANDS)
Outstanding at December 31, 2003         11,301               12,979               30,485              19,520
Activity during 2004:
  Issued........................          7,799                5,763               29,916               7,591
  Redeemed......................         (2,885)              (4,563)             (13,840)             (5,908)
                                         ------               ------              -------              ------
Outstanding at December 31, 2004         16,215               14,179               46,561              21,203
                                         ======               ======              =======              ======

Outstanding at December 31, 2002         10,131               11,767               23,589              14,678
Activity during 2003:
  Issued........................          3,888                4,620               14,857              10,410
  Redeemed......................         (2,718)              (3,408)              (7,961)             (5,568)
                                         ------               ------              -------              ------
Outstanding at December 31, 2003         11,301               12,979               30,485              19,520
                                         ======               ======              =======              ======

Outstanding at December 31, 2001          9,483               12,688               18,171              11,475
Activity during 2002:
  Issued........................          6,520                3,774               14,798              10,759
  Redeemed......................         (5,872)              (4,695)              (9,380)             (7,556)
                                         ------               ------              -------              ------
Outstanding at December 31, 2002         10,131               11,767               23,589              14,678
                                         ======               ======              =======              ======

Outstanding at December 31, 2000          7,840               12,984               11,437               8,353
Activity during 2001:
  Issued........................          7,769                5,100               13,647              12,943
  Redeemed......................         (6,126)              (5,396)              (6,913)             (9,821)
                                         ------               ------              -------              ------
Outstanding at December 31, 2001          9,483               12,688               18,171              11,475
                                         ======               ======              =======              ======

--------
(a) For the period January 1, 2004, to April 30, 2004
(b) For the period May 3, 2004, to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

                                   MET/PUTNAM      STATE STREET RESEARCH       METLIFE       FRANKLIN TEMPLETON
           RUSSELL 2000 INDEX        VOYAGER              AURORA         MID CAP STOCK INDEX  SMALL CAP GROWTH
           INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
           ------------------- ------------------- --------------------- ------------------- -------------------
                 14,717               7,644                24,673              16,641               3,288
                  6,163               1,854                10,656               6,464               2,726
                 (5,600)             (2,157)               (5,752)             (6,247)             (2,056)
                 ------              ------               -------              ------              ------
                 15,280               7,341                29,577              16,858               3,958
                 ======              ======               =======              ======              ======

                 11,624               6,587                20,893              12,280               1,861
                  7,750               3,429                 9,918               7,785               3,299
                 (4,657)             (2,372)               (6,138)             (3,424)             (1,872)
                 ------              ------               -------              ------              ------
                 14,717               7,644                24,673              16,641               3,288
                 ======              ======               =======              ======              ======

                 10,115               5,652                14,852               8,337                 795
                  6,326               5,027                17,018               8,108               3,188
                 (4,817)             (4,092)              (10,977)             (4,165)             (2,122)
                 ------              ------               -------              ------              ------
                 11,624               6,587                20,893              12,280               1,861
                 ======              ======               =======              ======              ======

                  9,545               2,596                 4,165               5,604                  --
                  4,258               5,176                17,050               6,239                 932
                 (3,688)             (2,120)               (6,363)             (3,506)               (137)
                 ------              ------               -------              ------              ------
                 10,115               5,652                14,852               8,337                 795
                 ======              ======               =======              ======              ======

           STATE STREET RESEARCH STATE STREET RESEARCH
              LARGE CAP VALUE         BOND INCOME
            INVESTMENT DIVISION   INVESTMENT DIVISION
           --------------------- ---------------------
                   1,872                 17,412
                   4,134                  3,037
                  (1,697)                (3,938)
                  ------                -------
                   4,309                 16,511
                  ======                =======

                     396                 18,889
                   1,909                  2,724
                    (433)                (4,201)
                  ------                -------
                   1,872                 17,412
                  ======                =======

                      --                 19,377
                     779                 25,028
                    (383)               (25,516)
                  ------                -------
                     396                 18,889
                  ======                =======

                      --                 17,699
                      --                  6,415
                      --                 (4,737)
                  ------                -------
                      --                 19,377
                  ======                =======

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

5.  CHANGES IN OUTSTANDING UNITS-(CONTINUED)

The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 are as follows:

                                 STATE STREET RESEARCH        DAVIS           LOOMIS SAYLES            MFS
                                     MONEY MARKET         VENTURE VALUE         SMALL CAP        INVESTORS TRUST
                                  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 --------------------- ------------------- ------------------- -------------------
(IN THOUSANDS)
Outstanding at December 31, 2003           701                3,617               1,146               1,527
Activity during 2004:
  Issued........................         1,229                3,834                 771               1,278
  Redeemed......................          (840)              (1,389)               (493)               (454)
                                         -----               ------               -----               -----
Outstanding at December 31, 2004         1,090                6,062               1,424               2,351
                                         =====               ======               =====               =====

Outstanding at December 31, 2002           459                2,653                 904               1,023
Activity during 2003:
  Issued........................           471                1,561                 686                 811
  Redeemed......................          (229)                (597)               (444)               (307)
                                         -----               ------               -----               -----
Outstanding at December 31, 2003           701                3,617               1,146               1,527
                                         =====               ======               =====               =====

Outstanding at December 31, 2001           627                2,153                 702                 499
Activity during 2002:
  Issued........................           602                1,359                 759               1,097
  Redeemed......................          (770)                (859)               (557)               (573)
                                         -----               ------               -----               -----
Outstanding at December 31, 2002           459                2,653                 904               1,023
                                         =====               ======               =====               =====

Outstanding at December 31, 2000           637                  940                 367                  --
Activity during 2001:
  Issued........................           151                2,135                 595                 570
  Redeemed......................          (161)                (922)               (260)                (71)
                                         -----               ------               -----               -----
Outstanding at December 31, 2001           627                2,153                 702                 499
                                         =====               ======               =====               =====

--------
(a) For the period January 1, 2004 to April 30, 2004
(b) For the period May 3, 2004, to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

          MFS             HARRIS OAKMARK          SALOMON BROTHERS        SALOMON BROTHERS           FI
   RESEARCH MANAGERS       FOCUSED VALUE    STRATEGIC BOND OPPORTUNITIES   U.S. GOVERNMENT      VALUE LEADERS
INVESTMENT DIVISION (A) INVESTMENT DIVISION     INVESTMENT DIVISION      INVESTMENT DIVISION INVESTMENT DIVISION
----------------------- ------------------- ---------------------------- ------------------- -------------------
          475                  7,756                    4,304                   6,225                419
          172                  4,975                    3,958                   3,431                746
         (647)                (3,072)                  (1,234)                 (1,942)              (308)
         ----                 ------                   ------                  ------               ----
           --                  9,659                    7,028                   7,714                857
         ====                 ======                   ======                  ======               ====

          374                  6,025                    1,691                   5,668                 56
          451                  3,476                    4,032                   3,793                415
         (350)                (1,745)                  (1,419)                 (3,236)               (52)
         ----                 ------                   ------                  ------               ----
          475                  7,756                    4,304                   6,225                419
         ====                 ======                   ======                  ======               ====

          166                  2,908                      496                   1,236                 --
          498                  5,912                    2,162                   6,786                 67
         (290)                (2,795)                    (967)                 (2,354)               (11)
         ----                 ------                   ------                  ------               ----
          374                  6,025                    1,691                   5,668                 56
         ====                 ======                   ======                  ======               ====

           --                     --                       --                      --                 --
          199                  3,701                      625                   1,921                 --
          (33)                  (793)                    (129)                   (685)                --
         ----                 ------                   ------                  ------               ----
          166                  2,908                      496                   1,236                 --
         ====                 ======                   ======                  ======               ====

      FI MID CAP                MFS
     OPPORTUNITIES         TOTAL RETURN
INVESTMENT DIVISION (A) INVESTMENT DIVISION
----------------------- -------------------
         2,214                 2,114
         1,663                 2,633
        (3,877)               (2,434)
        ------                ------
            --                 2,313
        ======                ======

           328                 2,125
         2,207                   297
          (321)                  308
        ------                ------
         2,214                 2,114
        ======                ======

            --                 2,208
           528                   629
          (200)                 (712)
        ------                ------
           328                 2,125
        ======                ======

            --                 2,240
            --                   275
            --                  (307)
        ------                ------
            --                 2,208
        ======                ======

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

5.  CHANGES IN OUTSTANDING UNITS-(CONTINUED)

The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 are as follows:

                                 STATE STREET RESEARCH      FIDELITY            FIDELITY            FIDELITY
                                   LARGE CAP GROWTH       MONEY MARKET        EQUITY-INCOME          GROWTH
                                  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 --------------------- ------------------- ------------------- -------------------
(IN THOUSANDS)
Outstanding at December 31, 2003            4                    607              3,528               4,594
Activity during 2004:
  Issued........................          336                    429                344                 441
  Redeemed......................          (38)                  (527)              (690)               (788)
                                          ---                -------             ------              ------
Outstanding at December 31, 2004          302                    509              3,182               4,247
                                          ===                =======             ======              ======

Outstanding at December 31, 2002           --                    746              3,628               4,626
Activity during 2003:
  Issued........................            4                    474                463                 586
  Redeemed......................           --                   (613)              (563)               (618)
                                          ---                -------             ------              ------
Outstanding at December 31, 2003            4                    607              3,528               4,594
                                          ===                =======             ======              ======

Outstanding at December 31, 2001           --                  1,028              3,720               4,794
Activity during 2002:
  Issued........................           --                 13,480              1,047               1,425
  Redeemed......................           --                (13,762)            (1,139)             (1,593)
                                          ---                -------             ------              ------
Outstanding at December 31, 2002           --                    746              3,628               4,626
                                          ===                =======             ======              ======

Outstanding at December 31, 2000           --                  1,091              3,437               4,642
Activity during 2001:
  Issued........................           --                 40,754                709                 983
  Redeemed......................           --                (40,817)              (426)               (831)
                                          ---                -------             ------              ------
Outstanding at December 31, 2001           --                  1,028              3,720               4,794
                                          ===                =======             ======              ======

--------
(a) For the period January 1, 2004, to April 30, 2004
(b) For the period May 3, 2004, to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

                FIDELITY             FIDELITY          CALVERT SOCIAL      CALVERT SOCIAL        LORD ABBET
                OVERSEAS       INVESTMENT GRADE BOND      BALANCED         MID CAP GROWTH      BOND DEBENTURE
           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
           ------------------- --------------------- ------------------- ------------------- -------------------
                   1,388               1,036                2,146                496                7,505
                     352                 251                  282                 95                3,586
                    (337)               (345)                (231)               (85)              (1,914)
                 -------               -----                -----               ----               ------
                   1,403                 942                2,197                506                9,177
                 =======               =====                =====               ====               ======

                   1,400               1,040                2,114                468                5,370
                     245                 299                  315                117                4,462
                    (257)               (303)                (283)               (89)              (2,327)
                 -------               -----                -----               ----               ------
                   1,388               1,036                2,146                496                7,505
                 =======               =====                =====               ====               ======

                   1,398                 822                2,129                457                5,561
                   5,438                 760                  505                260                7,730
                  (5,436)               (542)                (520)              (249)              (7,921)
                 -------               -----                -----               ----               ------
                   1,400               1,040                2,114                468                5,370
                 =======               =====                =====               ====               ======

                   1,430                 603                2,063                393                5,542
                  14,307                 349                  346                156                2,709
                 (14,339)               (130)                (280)               (92)              (2,690)
                 -------               -----                -----               ----               ------
                   1,398                 822                2,129                457                5,561
                 =======               =====                =====               ====               ======

              MFS RESEARCH        T. ROWE PRICE
              INTERNATIONAL      MID CAP GROWTH
           INVESTMENT DIVISION INVESTMENT DIVISION
           ------------------- -------------------
                  1,792               5,570
                  1,370               6,453
                   (405)             (3,354)
                 ------              ------
                  2,757               8,669
                 ======              ======

                  1,105               2,939
                  1,038               4,363
                   (351)             (1,732)
                 ------              ------
                  1,792               5,570
                 ======              ======

                    415               1,558
                  1,771               3,078
                 (1,081)             (1,697)
                 ------              ------
                  1,105               2,939
                 ======              ======

                     --                  --
                  1,020               1,919
                   (605)               (361)
                 ------              ------
                    415               1,558
                 ======              ======

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

5.  CHANGES IN OUTSTANDING UNITS-(CONTINUED)

The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 are as follows:

                                        PIMCO               PIMCO              MET/AIM             MET/AIM
                                    TOTAL RETURN       PEA INNOVATION    MID CAP CORE EQUITY  SMALL CAP GROWTH
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- ------------------- ------------------- -------------------
(IN THOUSANDS)
Outstanding at December 31, 2003       18,546               10,123              1,639                 739
Activity during 2004:
  Issued........................       10,432                9,247              1,453                 767
  Redeemed......................       (4,392)              (8,223)              (587)               (352)
                                       ------              -------              -----               -----
Outstanding at December 31, 2004       24,586               11,147              2,505               1,154
                                       ======              =======              =====               =====

Outstanding at December 31, 2002       12,100                3,262                454                 208
Activity during 2003:
  Issued........................       11,927               17,191              1,419               1,059
  Redeemed......................       (5,481)             (10,330)              (234)               (528)
                                       ------              -------              -----               -----
Outstanding at December 31, 2003       18,546               10,123              1,639                 739
                                       ======              =======              =====               =====

Outstanding at December 31, 2001        2,824                2,056                 --                  --
Activity during 2002:
  Issued........................       13,449               10,731                577                 593
  Redeemed......................       (4,173)              (9,525)              (123)               (385)
                                       ------              -------              -----               -----
Outstanding at December 31, 2002       12,100                3,262                454                 208
                                       ======              =======              =====               =====

Outstanding at December 31, 2000           --                   --                 --                  --
Activity during 2001:
  Issued........................        3,617                5,264                 --                  --
  Redeemed......................         (793)              (3,208)                --                  --
                                       ------              -------              -----               -----
Outstanding at December 31, 2001        2,824                2,056                 --                  --
                                       ======              =======              =====               =====

--------
(a) For the period January 1, 2004, to April 30, 2004
(b) For the period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

  HARRIS OAKMARK        OPPENHEIMER             JANUS           THIRD AVENUE        NEUBERGER BERMAN       AMERICAN FUNDS
   INTERNATIONAL    CAPITAL APPRECIATION  AGGRESSIVE GROWTH    SMALL CAP VALUE         REAL ESTATE             GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION (B) INVESTMENT DIVISION
------------------- -------------------- ------------------- ------------------- ----------------------- -------------------
       1,187                   13               2,455                12                      --                 2,564
       4,542                   34               1,752                22                   4,750                 2,996
      (1,042)                  (5)             (1,371)               (6)                   (241)               (1,314)
      ------               ------              ------                --                   -----                ------
       4,687                   42               2,836                28                   4,509                 4,246
      ======               ======              ======                ==                   =====                ======

          90                  499               1,877                --                      --                 1,194
       1,948                   13               3,340                12                      --                 1,694
        (851)                  --              (2,762)               --                      --                  (324)
      ------               ------              ------                --                   -----                ------
       1,187                   13               2,455                12                      --                 2,564
      ======               ======              ======                ==                   =====                ======

          --                   --               1,080                --                      --                   394
         156                1.407               2,129                --                      --                 1,131
         (66)              (0.908)             (1,332)               --                      --                  (331)
      ------               ------              ------                --                   -----                ------
          90                 .499               1,877                --                      --                 1,194
      ======               ======              ======                ==                   =====                ======

          --                   --                  --                --                      --                    --
          --                   --               1,422                --                      --                   510
          --                   --                (342)               --                      --                  (116)
      ------               ------              ------                --                   -----                ------
          --                   --               1,080                --                      --                   394
      ======               ======              ======                ==                   =====                ======

  AMERICAN FUNDS          AMERICAN FUNDS
   GROWTH-INCOME    GLOBAL SMALL CAPITALIZATION
INVESTMENT DIVISION     INVESTMENT DIVISION
------------------- ---------------------------
       3,157                   4,022
       3,610                   5,572
      (1,585)                 (1,556)
      ------                  ------
       5,182                   8,038
      ======                  ======

       1,478                   1,733
       2,024                   3,071
        (345)                   (782)
      ------                  ------
       3,157                   4,022
      ======                  ======

         412                     559
       1,468                   2,217
        (402)                 (1,043)
      ------                  ------
       1,478                   1,733
      ======                  ======

          --                      --
         474                     695
         (62)                   (136)
      ------                  ------
         412                     559
      ======                  ======

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the four years ended December 31, 2004, 2003, 2002 and 2001 or lesser time period if applicable.


                                                                   STATE STREET RESEARCH
                                                                     INVESTMENT TRUST        VARIABLE B          VARIABLE C
                                                                    INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
                                                                   --------------------- ------------------- -------------------
2004
Units (In Thousands)..............................................             41,534                   280                  16
Unit Fair Value, Lowest to Highest (1)............................   $11.89 to $70.82     $38.22 to $145.78  $145.78 to $175.32
Net Assets (In Thousands).........................................         $1,423,521               $38,257              $2,572
Investment Income Ratio to Net Assets (2).........................              0.73%                 0.76%               0.45%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)     0.95% to 2.30%                 1.00%               0.00%
Total Return, Lowest to Highest (4)...............................    6.33% to 10.46%        7.09% to 9.21%     9.21% to 10.31%
2003
Units (In Thousands)..............................................             46,132                   282                  17
Unit Fair Value, Lowest to Highest (1)............................   $10.83 to $64.50               $133.49             $133.49
Net Assets (In Thousands).........................................         $1,436,556               $42,740              $1,146
Investment Income Ratio to Net Assets (2).........................              0.84%                 0.86%               0.94%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)     0.95% to 2.30%                 1.00%               1.00%
Total Return, Lowest to Highest (4)...............................   25.82% to 29.08%                28.06%              28.06%
2002
Units (In Thousands)..............................................             49,890                   306                   8
Unit Fair Value, Lowest to Highest (1)............................    $8.39 to $49.99               $104.24             $104.24
Net Assets (In Thousands).........................................         $1,196,194               $36,937              $1,171
Investment Income Ratio to Net Assets (2).........................              0.57%                 0.55%               0.54%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)     0.95% to 2.20%                  1.0%                  0%
Total Return, Lowest to Highest (4)...............................        -28% to -3%                  -27%                -27%
2001
Units (In Thousands)..............................................             59,681                   500                  21
Unit Fair Value, Lowest to Highest (1)............................   $30.49 to $68.31                142.17              142.17
Net Assets (In Thousands).........................................         $1,946,685               $58,101              $2,268
Investment Income Ratio to Net Assets (2).........................             13.58%                13.69%              13.28%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)     0.95% to 1.80%                  1.0%                  0%
Total Return, Lowest to Highest (4)...............................               -18%                  -18%                -18%

                                                                   STATE STREET RESEARCH
                                                                        DIVERSIFIED
                                                                    INVESTMENT DIVISION
                                                                   ---------------------
2004
Units (In Thousands)..............................................             49,415
Unit Fair Value, Lowest to Highest (1)............................   $11.80 to $43.58
Net Assets (In Thousands).........................................         $1,509,148
Investment Income Ratio to Net Assets (2).........................              1.89%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)     0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................     5.75% to 8.00%
2003
Units (In Thousands)..............................................             53,723
Unit Fair Value, Lowest to Highest (1)............................   $10.97 to $40.55
Net Assets (In Thousands).........................................         $1,521,355
Investment Income Ratio to Net Assets (2).........................              3.72%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)     0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................   17.67% to 19.44%
2002
Units (In Thousands)..............................................             58,215
Unit Fair Value, Lowest to Highest (1)............................    $9.19 to $33.95
Net Assets (In Thousands).........................................         $1,375,722
Investment Income Ratio to Net Assets (2).........................              2.43%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)     0.95% to 2.20%
Total Return, Lowest to Highest (4)...............................        -16% to -8%
2001
Units (In Thousands)..............................................             70,653
Unit Fair Value, Lowest to Highest (1)............................   $26.81 to $39.79
Net Assets (In Thousands).........................................         $1,956,614
Investment Income Ratio to Net Assets (2).........................              9.92%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)     0.95% to 1.80%
Total Return, Lowest to Highest (4)...............................                -7%

--------
(1) Metropolitan Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the period January 1, 2004 to April 30, 2004
(b) For the period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

           STATE STREET RESEARCH       METLIFE               FI                    FI               T. ROWE PRICE
             AGGRESSIVE GROWTH       STOCK INDEX     INTERNATIONAL STOCK  MID CAP OPPORTUNITIES   SMALL CAP GROWTH
            INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION (C) INVESTMENT DIVISION
            -------------------  ------------------- ------------------- ----------------------- -------------------
                       25,212               85,759              13,333                41,657                17,980
             $12.66 to $43.03     $11.11 to $41.93    $11.94 to $16.11      $11.44 to $17.57      $12.30 to $13.86
                     $735,674           $3,155,883            $203,821              $715,717              $243,468
                        0.00%                0.83%               1.28%                 0.49%                 0.00%
               0.95% to 2.30%       0.50% to 2.30%      0.95% to 2.30%        0.65% to 2.30%        0.65% to 2.30%
              9.86% to 11.94%       7.71% to 9.78%    13.55% to 17.11%      12.01% to 16.38%       5.98% to 10.41%
                                                                     .
                       27,593               80,944              13,733                43,573                18,784
             $11.31 to $38.45     $10.82 to $38.22    $10.48 to $13.76      $11.28 to $15.14      $11.38 to $12.60
                     $718,243           $2,724,569            $181,194              $647,160              $231,644
                        0.00%                1.66%               0.67%                 0.00%                 0.00%
               0.95% to 2.30%       0.50% to 2.30%      0.95% to 2.30%        0.95% to 2.30%        0.95% to 2.30%
             37.39% to 39.46%     25.08% to 27.23%    24.99% to 26.82%      31.50% to 33.33%      37.43% to 40.23%
                       28,889               80,996              14,131                46,925                18,480
              $8.11 to $27.57      $8.52 to $29.70     $8.48 to $10.85       $8.46 to $11.36        $8.26 to $9.03
                     $539,038           $2,148,998            $148,302              $524,361              $163,890
                        0.00%                1.73%               0.90%                 0.00%                 0.00%
               0.95% to 2.20%       0.95% to 2.20%      0.95% to 2.20%        0.95% to 2.20%        0.95% to 2.20%
                 -30% to -19%           -24% to 0%        -19% to -14%          -31% to -15%            -28% to 2%
                       32,803               86,714              14,761                55,394                19,896
             $25.42 to $39.05     $32.93 to $38.60    $10.69 to $13.28      $15.19 to $16.14      $12.25 to $12.43
                     $867,274           $2,999,640            $190,565              $882,658              $243,648
                       25.00%                1.20%               3.64%                 0.00%                 8.08%
               0.95% to 1.50%       0.95% to 1.80%      0.95% to 2.05%        0.95% to 2.05%        0.95% to 1.25%
                  -24% to 25%                 -13%          -21% to 0%            -38% to 2%                  -10%

                                   HARRIS OAKMARK
           SCUDDER GLOBAL EQUITY   LARGE CAP VALUE
            INVESTMENT DIVISION  INVESTMENT DIVISION
           --------------------- -------------------
                       11,373               29,630
             $12.93 to $15.56     $11.85 to $13.75
                     $172,751             $395,115
                        1.57%                0.46%
               0.95% to 2.30%       0.60% to 2.30%
             11.68% to 15.47%      7.27% to 10.72%

                       11,753               25,186
             $11.21 to $13.49     $10.74 to $12.45
                     $155,402             $306,337
                        2.07%                0.00%
               0.95% to 2.30%       0.50% to 2.30%
             27.40% to 29.30%     22.49% to 24.32%
                       11,877               22,099
              $8.67 to $10.44       $8.64 to $9.95
                     $121,961             $217,357
                        1.76%                3.47%
               0.95% to 2.20%       0.95% to 2.20%
                 -18% to -13%          -16% to -2%
                       12,720               16,996
             $11.97 to $12.55     $11.26 to $11.70
                     $157,528             $197,391
                       11.56%                0.23%
               0.95% to 1.80%       0.95% to 2.05%
                   -17% to 1%            3% to 17%

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

6.  UNIT VALUES-(CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the four years ended December 31, 2004, 2003, 2002 and 2001 or lesser time period if applicable.

                                                 NEUBERGER BERMAN       T. ROWE PRICE      LEHMAN BROTHERS      MORGAN STANLEY
                                              PARTNERS MID CAP VALUE  LARGE CAP GROWTH   AGGREGATE BOND INDEX     EAFE INDEX
                                               INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                                              ---------------------- ------------------- -------------------- -------------------
2004
Units (In Thousands).........................              16,215               14,179               46,561              21,203
Unit Fair Value, Lowest to Highest (1).......    $14.37 to $22.61     $11.45 to $12.58     $11.21 to $13.50    $10.52 to $13.94
Net Assets (In Thousands)....................            $358,033             $174,635             $607,563            $241,577
Investment Income Ratio to Net Assets (2)....               2.65%                0.19%                2.63%               0.73%
Expenses as a Percent of Average Net Assets,
 Lowest to Highest (3).......................      0.95% to 2.30%       0.95% to 2.30%       0.50% to 2.30%      0.50% to 2.30%
Total Return, Lowest to Highest (4)..........    11.76% to 21.78%      7.30% to 10.18%       0.17% to 3.46%    14.75% to 18.74%
2003
Units (In Thousands).........................              11,301               12,979               30,485              19,520
Unit Fair Value, Lowest to Highest (1).......    $11.80 to $18.57     $10.71 to $11.56     $10.88 to $13.07     $9.15 to $11.77
Net Assets (In Thousands)....................            $206,461             $147,759             $389,701            $189,195
Investment Income Ratio to Net Assets (2)....               0.31%                0.11%                5.37%               1.45%
Expenses as a Percent of Average Net Assets,
 Lowest to Highest (3).......................      0.95% to 2.30%       0.95% to 2.30%       0.50% to 2.30%      0.50% to 2.30%
Total Return, Lowest to Highest (4)..........    33.28% to 35.25%     27.61% to 29.63%       1.13% to 2.91%    34.19% to 36.50%
2002
Units (In Thousands).........................              10,131               11,767               23,589              14,678
Unit Fair Value, Lowest to Highest (1).......     $8.73 to $13.73       $8.64 to $8.92     $10.59 to $12.69      $6.85 to $8.63
Net Assets (In Thousands)....................            $137,491             $103,790             $295,467            $104,948
Investment Income Ratio to Net Assets (2)....               0.32%                0.28%                2.88%               0.50%
Expenses as a Percent of Average Net Assets,
 Lowest to Highest (3).......................      0.95% to 2.20%       0.95% to 2.20%       0.95% to 2.20%      0.95% to 2.20%
Total Return, Lowest to Highest (4)..........         -13% to -2%           -25% to 2%             4% to 9%         -18% to -3%
2001
Units (In Thousands).........................               9,483               12,688               18,171              11,475
Unit Fair Value, Lowest to Highest (1).......    $14.76 to $15.34     $11.29 to $11.73     $11.26 to $11.62      $8.44 to $8.77
Net Assets (In Thousands)....................            $144,279             $147,642             $209,359             $99,731
Investment Income Ratio to Net Assets (2)....               2.22%                0.08%                1.57%               0.34%
Expenses as a Percent of Average Net Assets,
 Lowest to Highest (3).......................      0.95% to 2.05%       0.95% to 2.05%       0.95% to 1.80%      0.95% to 2.05%
Total Return, Lowest to Highest (4)..........           -3% to 3%           -11% to 1%             1% to 6%          -23% to 1%

--------
(1) Metropolitan Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the period January 1, 2004 to April 30, 2004
(b) For the period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

                 RUSSELL                           STATE STREET RESEARCH       METLIFE       FRANKLIN TEMPLETON
               2000 INDEX      MET/PUTNAM VOYAGER         AURORA         MID CAP STOCK INDEX  SMALL CAP GROWTH
           INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
           ------------------- ------------------- --------------------- ------------------- -------------------
                      15,280               7,341               29,577               16,858               3,958
            $13.77 to $16.30     $4.23 to $10.98     $13.23 to $18.67     $12.53 to $13.53     $9.44 to $11.19
                    $242,131             $32,865             $542,390             $223,267             $38,943
                       0.47%               0.09%                0.00%                0.80%               0.00%
              0.50% to 2.30%      0.65% to 2.30%       0.65% to 2.30%       0.60% to 2.30%      0.60% to 2.30%
            13.80% to 16.85%      2.28% to 8.35%     11.83% to 14.57%     11.33% to 15.05%     8.68% to 23.51%
                      14,717               7,644               24,673               16,641               3,288
            $11.81 to $13.95     $4.14 to $10.56     $11.58 to $16.34     $11.14 to $11.76      $8.72 to $9.09
                    $200,997             $33,032             $398,038             $192,971             $29,156
                       0.61%               0.00%                0.00%                0.44%               0.00%
              0.50% to 2.30%      0.95% to 2.30%       0.95% to 2.30%       0.50% to 2.30%      0.50% to 2.30%
            42.69% to 45.01%    22.84% to 24.86%     46.51% to 50.60%     31.71% to 33.69%    41.34% to 43.58%
                      11,624               6,587               20,893               12,280               1,861
              $8.16 to $9.61      $3.38 to $8.46      $7.78 to $10.98       $8.43 to $8.78      $6.18 to $6.31
                    $110,232             $22,871             $227,655             $107,025             $11,664
                       0.65%               0.00%                0.60%                0.38%               0.00%
              0.95% to 2.20%      0.95% to 2.20%       0.95% to 2.20%       0.95% to 2.20%      0.95% to 2.20%
                 -21% to -1%        -31% to -15%          -23% to -5%          -17% to -1%          -29% to 1%
                      10,115               5,652               14,852                8,337                 795
            $11.82 to $12.19      $4.95 to $4.97     $13.84 to $14.09     $10.36 to $10.41      $8.80 to $8.82
                    $122,162             $27,966             $208,402              $86,537              $6,999
                       0.27%               0.00%                0.49%                0.50%               0.00%
              0.95% to 1.80%      0.95% to 1.25%       0.95% to 2.05%       0.95% to 1.25%      0.95% to 1.35%
                    0% to 3%        -31% to -32%            3% to 15%                  -2%          -12% to 0%

           STATE STREET RESEARCH STATE STREET RESEARCH
              LARGE CAP VALUE         BOND INCOME
            INVESTMENT DIVISION   INVESTMENT DIVISION
           --------------------- ---------------------
                        4,309                16,511
             $11.18 to $11.97      $11.35 to $53.22
                      $50,981              $479,530
                        0.00%                 5.70%
               0.95% to 2.30%        0.60% to 2.30%
              1.54% to 12.29%       -6.04% to 3.77%
                        1,872                17,412
             $10.42 to $10.66      $10.97 to $48.34
                      $19,817              $470,409
                        1.16%                 3.20%
               0.95% to 2.30%        0.95% to 2.30%
             32.33% to 34.09%        3.28% to 6.42%
                          396                18,889
               $7.88 to $7.95      $10.46 to $46.31
                       $3,131              $474,778
                        0.86%                 5.78%
               0.95% to 2.20%        0.95% to 2.20%
                  -21% to -3%              4% to 7%
                           --                19,377
                          $--      $21.93 to $42.57
                          $--              $446,653
                           --                 7.88%
                           --        0.95% to 1.50%
                           --              1% to 7%

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

6.  UNIT VALUES-(CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the four years ended December 31, 2004, 2003, 2002 and 2001 or lesser time period if applicable.

                                                               STATE STREET RESEARCH        DAVIS           LOOMIS SAYLES
                                                                   MONEY MARKET         VENTURE VALUE         SMALL CAP
                                                                INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
                                                               --------------------- ------------------- -------------------
2004
Units (In Thousands)..........................................              1,090                6,062               1,424
Unit Fair Value, Lowest to Highest (1)........................   $18.26 to $23.09     $12.62 to $32.99    $12.66 to $28.47
Net Assets (In Thousands).....................................            $22,991             $191,013             $38,636
Investment Income Ratio to Net Assets (2).....................              0.86%                0.49%               0.00%
Expenses as a Percent of Average Net Assets, Lowest to Highest
 (3)..........................................................     0.95% to 2.30%       0.65% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...........................    -1.46% to 0.05%      6.99% to 11.58%    12.61% to 15.30%
2003
Units (In Thousands)..........................................                701                3,617               1,146
Unit Fair Value, Lowest to Highest (1)........................   $18.73 to $23.19     $11.45 to $29.64    $10.98 to $24.70
Net Assets (In Thousands).....................................            $14,346             $103,646             $27,095
Investment Income Ratio to Net Assets (2).....................              0.68%                0.31%               0.00%
Expenses as a Percent of Average Net Assets, Lowest to Highest
 (3)..........................................................     0.95% to 2.30%       0.95% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...........................   -1.13% to -0.14%     27.77% to 30.08%    33.19% to 35.93%
2002
Units (In Thousands)..........................................                459                2,653                 904
Unit Fair Value, Lowest to Highest (1)........................   $19.98 to $21.75      $8.83 to $22.86     $8.12 to $18.27
Net Assets (In Thousands).....................................             $9,163              $59,152             $15,933
Investment Income Ratio to Net Assets (2).....................              1.35%                0.88%               0.11%
Expenses as a Percent of Average Net Assets, Lowest to Highest
 (3)..........................................................     1.25% to 1.50%       0.95% to 2.20%      0.95% to 2.20%
Total Return, Lowest to Highest (4)...........................                 0%           -18% to 0%         -23% to -3%
2001
Units (In Thousands)..........................................                627                2,153                 702
Unit Fair Value, Lowest to Highest (1)........................   $20.00 to $21.65     $25.24 to $27.60    $21.38 to $23.52
Net Assets (In Thousands).....................................            $12,549              $58,354             $16,060
Investment Income Ratio to Net Assets (2).....................              3.81%                9.18%               7.45%
Expenses as a Percent of Average Net Assets, Lowest to Highest
 (3)..........................................................     1.25% to 1.50%       0.95% to 2.05%      0.95% to 2.05%
Total Return, Lowest to Highest (4)...........................           2% to 3%          -.12% to 2%           -9% to 2%

                                                                       MFS
                                                                 INVESTORS TRUST
                                                               INVESTMENT DIVISION
                                                               -------------------
2004
Units (In Thousands)..........................................             2,351
Unit Fair Value, Lowest to Highest (1)........................    $8.10 to $8.86
Net Assets (In Thousands).....................................           $20,307
Investment Income Ratio to Net Assets (2).....................             0.42%
Expenses as a Percent of Average Net Assets, Lowest to Highest
 (3)..........................................................    0.95% to 2.30%
Total Return, Lowest to Highest (4)...........................   8.61% to 10.96%
2003
Units (In Thousands)..........................................             1,527
Unit Fair Value, Lowest to Highest (1)........................    $7.49 to $8.03
Net Assets (In Thousands).....................................           $12,018
Investment Income Ratio to Net Assets (2).....................             0.26%
Expenses as a Percent of Average Net Assets, Lowest to Highest
 (3)..........................................................    0.95% to 2.30%
Total Return, Lowest to Highest (4)...........................  18.74% to 20.75%
2002
Units (In Thousands)..........................................             1,023
Unit Fair Value, Lowest to Highest (1)........................    $6.33 to $6.65
Net Assets (In Thousands).....................................            $6,719
Investment Income Ratio to Net Assets (2).....................             0.41%
Expenses as a Percent of Average Net Assets, Lowest to Highest
 (3)..........................................................    0.95% to 2.20%
Total Return, Lowest to Highest (4)...........................      -22% to -21%
2001
Units (In Thousands)..........................................               499
Unit Fair Value, Lowest to Highest (1)........................     8.15 to $8.42
Net Assets (In Thousands).....................................            $4,167
Investment Income Ratio to Net Assets (2).....................             0.00%
Expenses as a Percent of Average Net Assets, Lowest to Highest
 (3)..........................................................    0.95% to 2.05%
Total Return, Lowest to Highest (4)...........................        -11% to 1%

--------
(1) Metropolitan Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the period January 1, 2004 to April 30, 2004
(b) For the period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

          MFS             HARRIS OAKMARK          SALOMON BROTHERS        SALOMON BROTHERS           FI
   RESEARCH MANAGERS       FOCUSED VALUE    STRATEGIC BOND OPPORTUNITIES   U.S. GOVERNMENT      VALUE LEADERS
INVESTMENT DIVISION (A) INVESTMENT DIVISION     INVESTMENT DIVISION      INVESTMENT DIVISION INVESTMENT DIVISION
----------------------- ------------------- ---------------------------- ------------------- -------------------
                 --                 9,659                    7,028                   7,714                 857
                $--      $10.99 to $35.89         $18.05 to $21.19        $14.41 to $17.30    $11.43 to $27.67
                $--              $327,617                 $141,477                $124,307             $22,597
              1.22%                 1.06%                    2.86%                   1.99%               1.05%

     0.95% to 2.30%        0.60% to 2.30%           0.95% to 2.30%          0.50% to 2.30%      0.95% to 2.30%
     0.79% to 3.74%        7.27% to 9.90%           2.39% to 6.12%          0.46% to 2.49%     9.66% to 14.30%
                475                 7,756                    4,304                   6,225                 419
     $7.41 to $8.22      $27.98 to $32.93         $17.50 to $20.06        $14.46 to $16.93    $21.25 to $24.60
             $3,775              $243,812                  $82,972                 $99,373              $9,895
              0.78%                 0.12%                    1.63%                   1.88%               0.27%

     0.95% to 2.30%        0.50% to 2.30%           0.95% to 2.30%          0.50% to 2.30%      0.95% to 2.30%
   21.10% to 22.87%      29.01% to 31.89%          9.94% to 12.06%         -0.76% to 1.16%    23.86% to 26.43%
                374                 6,025                    1,691                   5,668                  56
     $6.11 to $6.69      $21.83 to $24.83         $16.05 to $17.99        $14.69 to $16.46    $17.32 to $19.59
             $2,452              $145,221                  $29,512                 $90,530              $1,072
              0.16%                 0.23%                    6.20%                   3.37%               0.17%

     0.95% to 2.20%        0.95% to 2.20%           0.95% to 2.20%          0.95% to 2.20%      0.95% to 2.20%
       -26% to -25%            -11% to 3%                 7% to 9%                2% to 7%          -21% to 0%
                166                 2,908                      496                   1,236                  --
     $8.83 to $8.90      $24.84 to $27.50         $15.16 to $16.56        $15.07 to $15.40                 $--
             $1,464               $78,020                   $8,046                 $18,523                 $--
              0.00%                 0.00%                    0.00%                   0.00%                  --

     0.95% to 1.25%        0.95% to 2.05%           0.95% to 2.05%          0.95% to 1.25%                  --
         -11% to 1%             3% to 12%                 1% to 3%                2% to 6%                  --

      FI MID CAP                MFS
     OPPORTUNITIES         TOTAL RETURN
INVESTMENT DIVISION (A) INVESTMENT DIVISION
----------------------- -------------------
                 --                 2,313
                $--      $10.94 to $46.05
                $--               $71,298
             16.93%                 2.32%

     0.95% to 2.30%        0.60% to 2.30%
   -2.12% to 29.98%       6.22% to 10.33%
              2,214                 2,114
   $11.20 to $11.46      $25.09 to $41.74
            $25,200               $53,115
              2.39%                 0.39%

     0.95% to 2.30%        0.50% to 1.45%
   38.93% to 40.79%      14.23% to 16.86%
                328                 2,125
     $8.07 to $8.14      $21.47 to $33.00
             $2,673               $45,665
              0.00%                 3.90%

     0.95% to 2.20%        0.95% to 1.30%
         -19% to 4%           -.10% to 2%
                 --                 2,208
                $--                 23.75
                $--               $52,473
                 --                 5.66%

                 --                 0.95%
                 --                   -5%

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

6.  UNIT VALUES-(CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the four years ended December 31, 2004, 2003, 2002 and 2001 or lesser time period if applicable.

                                                                   STATE STREET RESEARCH      FIDELITY            FIDELITY
                                                                     LARGE CAP GROWTH       MONEY MARKET        EQUITY-INCOME
                                                                    INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
                                                                   --------------------- ------------------- -------------------
2004
Units (In Thousands)..............................................                302              509               3,182
Unit Fair Value, Lowest to Highest (1)............................   $11.06 to $26.07           $15.22              $42.08
Net Assets (In Thousands).........................................             $5,610           $7,739            $133,866
Investment Income Ratio to Net Assets (2).........................              0.00%            1.12%               1.88%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)     0.95% to 2.30%            0.95%               0.95%
Total Return, Lowest to Highest (4)...............................    -4.31% to 9.68%            0.20%               9.02%
2003
Units (In Thousands)..............................................                  4              607               3,528
Unit Fair Value, Lowest to Highest (1)............................   $23.63 to $24.29           $15.18              $38.08
Net Assets (In Thousands).........................................                $89           $8,973            $134,230
Investment Income Ratio to Net Assets (2).........................              0.00%            1.16%               1.70%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)     1.15% to 1.45%            0.95%               0.95%
Total Return, Lowest to Highest (4)...............................   33.28% to 34.61%            0.07%              29.08%
2002
Units (In Thousands)..............................................                 --              746               3,628
Unit Fair Value, Lowest to Highest (1)............................                $--           $15.17              $29.50
Net Assets (In Thousands).........................................                $--          $11,063            $107,048
Investment Income Ratio to Net Assets (2).........................                 --            1.54%               4.14%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)                 --            0.95%               0.95%
Total Return, Lowest to Highest (4)...............................                 --               1%                -18%
2001
Units (In Thousands)..............................................                 --            1,028               3,720
Unit Fair Value, Lowest to Highest (1)............................                $--            15.06               35.86
Net Assets (In Thousands).........................................                $--          $15,237            $133,430
Investment Income Ratio to Net Assets (2).........................                 --            3.27%               6.22%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)                 --            0.95%               0.95%
Total Return, Lowest to Highest (4)...............................                 --               3%                 -6%

                                                                        FIDELITY
                                                                         GROWTH
                                                                   INVESTMENT DIVISION
                                                                   -------------------
2004
Units (In Thousands)..............................................         4,247
Unit Fair Value, Lowest to Highest (1)............................        $36.99
Net Assets (In Thousands).........................................      $157,102
Investment Income Ratio to Net Assets (2).........................         0.26%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)         0.95%
Total Return, Lowest to Highest (4)...............................         8.19%
2003
Units (In Thousands)..............................................         4,594
Unit Fair Value, Lowest to Highest (1)............................        $36.13
Net Assets (In Thousands).........................................      $165,752
Investment Income Ratio to Net Assets (2).........................         0.25%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)         0.95%
Total Return, Lowest to Highest (4)...............................        31.62%
2002
Units (In Thousands)..............................................         4,626
Unit Fair Value, Lowest to Highest (1)............................        $27.45
Net Assets (In Thousands).........................................      $126,972
Investment Income Ratio to Net Assets (2).........................         0.25%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)         0.95%
Total Return, Lowest to Highest (4)...............................          -31%
2001
Units (In Thousands)..............................................         4,794
Unit Fair Value, Lowest to Highest (1)............................         39.65
Net Assets (In Thousands).........................................      $190,040
Investment Income Ratio to Net Assets (2).........................         7.04%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)         0.95%
Total Return, Lowest to Highest (4)...............................          -18%

--------
(1) Metropolitan Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the period January 1, 2004 to April 30, 2004
(b) For the period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

                FIDELITY             FIDELITY          CALVERT SOCIAL      CALVERT SOCIAL        LORD ABBETT
                OVERSEAS       INVESTMENT GRADE BOND      BALANCED         MID CAP GROWTH      BOND DEBENTURE
           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
           ------------------- --------------------- ------------------- ------------------- -------------------
                   1,403                  942                    2,197             506                   9,177
                  $22.15               $22.93         $20.92 to $27.11          $27.07        $12.27 to $21.73
                 $31,061              $21,612                  $58,295         $13,689                $125,736
                   1.09%                7.14%                    1.72%           0.00%                   3.67%
                   0.95%                0.95%           0.50% to 1.55%           0.95%          0.65% to 2.30%
                  14.00%                0.88%           0.28% to 7.70%           8.28%          3.58% to 7.68%
                   1,388                1,036                    2,146             496                   7,505
                  $19.68               $22.17         $19.85 to $25.35          $25.00        $11.60 to $16.24
                 $27,274              $23,037                  $53,337         $12,360                 $94,258
                   0.74%                5.36%                    1.95%           0.00%                   1.98%
                   0.95%                0.95%           0.50% to 1.45%           0.95%          0.95% to 2.30%
                  42.09%                3.79%         17.59% to 18.72%          30.48%        16.49% to 18.44%
                   1,400                1,040                    2,114             468                   5,370
                  $13.85               $21.36          $20.02 to 21.51          $19.16         $9.96 to $13.79
                 $19,412              $22,210                  $44,584          $8,958                 $57,316
                   0.81%                3.29%                    2.69%           0.00%                  11.49%
                   0.95%                0.95%           0.95% to 1.25%           0.95%          0.95% to 2.20%
                    -21%                   9%               -13% to 0%            -29%               -3% to 4%
                   1,398                  822                    2,129             457                   5,561
                   17.54                19.54         $23.01 to $24.80          $26.95        $10.65 to $10.80
                 $24,642              $16,070                  $51,803         $12,327                 $59,096
                  15.44%                4.60%                    5.60%           6.52%                  13.56%
                   0.95%                0.95%           0.95% to 1.25%           0.95%          0.95% to 1.25%
                    -22%                   7%                      -8%            -13%              -2% to -3%

                    MFS              T. ROWE PRICE
           RESEARCH INTERNATIONAL   MID-CAP GROWTH
            INVESTMENT DIVISION   INVESTMENT DIVISION
           ---------------------- -------------------
                         2,757                8,669
              $10.81 to $11.91      $6.87 to $11.51
                       $31,719              $63,001
                         0.27%                0.00%
                0.95% to 2.30%       0.95% to 2.30%
             -14.39% to 18.63%     11.63% to 17.14%
                         1,792                5,570
               $9.28 to $10.04       $5.99 to $6.36
                       $17,501              $34,865
                         0.89%                0.00%
                0.95% to 2.30%       0.95% to 2.30%
              29.10% to 30.90%     33.67% to 35.90%
                         1,105                2,939
                $7.63 to $7.67       $4.66 to $4.68
                        $8,338              $13,645
                         0.23%                0.60%
                0.95% to 2.20%       0.95% to 2.20%
                   -14% to -1%                 -45%
                           415                1,558
                $8.38 to $8.75       $8.23 to $8.44
                        $3,612              $13,133
                         0.21%                0.00%
                0.95% to 1.35%       0.95% to 1.80%
                    -13% to 2%           -16% to 2%

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

6.  UNIT VALUES-(CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the four years ended December 31, 2004, 2003, 2002 and 2001 or lesser time period if applicable.

                                                                          PIMCO               PIMCO              MET/AIM
                                                                      TOTAL RETURN       PEA INNOVATION    MID CAP CORE EQUITY
                                                                   INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                                   ------------------- ------------------- -------------------
2004
Units (In Thousands)..............................................            24,586              11,147               2,505
Unit Fair Value, Lowest to Highest (1)............................  $11.61 to $12.52      $4.19 to $5.41    $10.95 to $13.82
Net Assets (In Thousands).........................................          $298,387             $54,272             $34,154
Investment Income Ratio to Net Assets (2).........................             7.25%               0.08%               0.00%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.50% to 2.30%      0.95% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................    0.83% to 4.42%    -6.49% to 15.20%     7.34% to 13.37%
2003
Units (In Thousands)..............................................            18,546              10,123               1,639
Unit Fair Value, Lowest to Highest (1)............................  $11.31 to $11.99      $4.49 to $5.71    $11.82 to $12.19
Net Assets (In Thousands).........................................          $217,220             $53,817             $19,819
Investment Income Ratio to Net Assets (2).........................             2.47%               0.00%               1.28%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.50% to 2.30%      0.95% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................    2.06% to 3.81%    53.81% to 56.44%    23.48% to 25.15%
2002
Units (In Thousands)..............................................            12,100               3,262                 454
Unit Fair Value, Lowest to Highest (1)............................  $11.11 to $11.47       $2.93 to 3.65      $9.58 to $9.74
Net Assets (In Thousands).........................................          $137,803             $11,593              $4,413
Investment Income Ratio to Net Assets (2).........................             0.00%               0.00%               0.21%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.20%      0.95% to 2.20%      0.95% to 2.20%
Total Return, Lowest to Highest (4)...............................          4% to 9%         -52% to -5%          -15% to 0%
2001
Units (In Thousands)..............................................             2,824               2,056                  --
Unit Fair Value, Lowest to Highest (1)............................  $10.38 to $10.57      $7.44 to $7.46                 $--
Net Assets (In Thousands).........................................           $29,787             $15,297                 $--
Investment Income Ratio to Net Assets (2).........................             2.49%               0.00%                  --
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.05%      0.95% to 1.25%                  --
Total Return, Lowest to Highest (4)...............................          0% to 6%        -26% to -25%                  --

                                                                         MET/AIM
                                                                    SMALL CAP GROWTH
                                                                   INVESTMENT DIVISION
                                                                   -------------------
2004
Units (In Thousands)..............................................             1,154
Unit Fair Value, Lowest to Highest (1)............................  $10.86 to $12.50
Net Assets (In Thousands).........................................           $14,129
Investment Income Ratio to Net Assets (2).........................             0.00%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.60% to 2.30%
Total Return, Lowest to Highest (4)...............................    4.15% to 8.60%
2003
Units (In Thousands)..............................................               739
Unit Fair Value, Lowest to Highest (1)............................  $11.41 to $11.77
Net Assets (In Thousands).........................................            $8,618
Investment Income Ratio to Net Assets (2).........................             0.00%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................  35.85% to 37.82%
2002
Units (In Thousands)..............................................               208
Unit Fair Value, Lowest to Highest (1)............................    $8.41 to $8.54
Net Assets (In Thousands).........................................            $1,770
Investment Income Ratio to Net Assets (2).........................             0.00%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.20%
Total Return, Lowest to Highest (4)...............................        -29% to 0%
2001
Units (In Thousands)..............................................                --
Unit Fair Value, Lowest to Highest (1)............................               $--
Net Assets (In Thousands).........................................               $--
Investment Income Ratio to Net Assets (2).........................                --
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)                --
Total Return, Lowest to Highest (4)...............................                --

--------
(1) Metropolitan Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the period January 1, 2004 to April 30, 2004
(b) For the period May 3, 2004 to December 31, 2004
(c) Formerly, Janus Mid Cap Investment Division

  HARRIS OAKMARK        OPPENHEIMER             JANUS           THIRD AVENUE        NEUBERGER BERMAN          AMERICAN
   INTERNATIONAL    CAPITAL APPRECIATION  AGGRESSIVE GROWTH    SMALL CAP VALUE         REAL ESTATE          FUNDS GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION (B) INVESTMENT DIVISION
------------------- -------------------- ------------------- ------------------- ----------------------- -------------------
            4,687                   42               2,836                  28                 4,509                  4,246
 $11.70 to $14.23       $8.34 to $8.44     $6.93 to $11.00    $14.26 to $14.42      $12.76 to $12.89     $100.66 to $143.62
          $65,755                 $357             $20,718                $404               $57,897               $542,083
            0.01%                7.78%               0.00%               3.24%                 7.49%                  0.20%
   0.95% to 2.30%       1.15% to 1.45%      0.95% to 2.30%      1.15% to 1.55%        0.95% to 2.30%         0.85% to 2.30%
 12.68% to 19.58%       4.89% to 5.24%     6.11% to 10.53%    24.54% to 25.07%      27.56% to 28.90%        3.61% to 11.54%
            1,187                   13               2,455                  12                    --                  2,564
 $11.54 to $11.90       $7.95 to $8.00      $6.62 to $6.88    $11.47 to $11.53                   $--      $93.64 to $128.76
          $14,032                 $101             $16,719                $134                   $--               $298,879
            1.97%                0.00%               0.00%               1.65%                    --                  0.13%
   0.95% to 2.30%       1.15% to 1.30%      0.95% to 2.30%      1.15% to 1.30%                    --         0.50% to 2.45%
 32.08% to 33.86%     26.59% to 27.23%    26.94% to 28.84%    39.37% to 39.76%                    --       33.11% to 37.49%
               90                  499              46,925                  --                    --                  1,194
   $8.86 to $8.89       $6.30 to $6.31     $8.46 to $11.36                 $--                   $--       $71.44 to $93.21
             $794                   $3            $524,361                 $--                   $--               $104,487
            0.25%                0.00%               0.00%                  --                    --                  0.05%
   0.95% to 2.20%       1.15% to 1.25%      0.95% to 2.20%                  --                    --         0.95% to 2.20%
             -16%             1% to 2%        -31% to -15%                  --                    --             -26% to 3%
               --                   --              55,394                  --                    --                    394
              $--                  $--    $15.19 to $16.14                 $--                   $--      $99.46 to $124.56
              $--                  $--            $882,658                 $--                   $--                $46,547
               --                   --               0.00%                  --                    --                  4.53%
               --                   --      0.95% to 2.05%                  --                    --         0.95% to 2.05%
               --                   --          -38% to 2%                  --                    --             -15% to 0%

  AMERICAN FUNDS          AMERICAN FUNDS
   GROWTH-INCOME    GLOBAL SMALL CAPITALIZATION
INVESTMENT DIVISION     INVESTMENT DIVISION
------------------- ---------------------------
             5,182                  8,038
 $76.86 to $109.66       $18.07 to $20.25
          $505,963               $156,789
             1.02%                  0.00%
    0.85% to 2.30%         0.85% to 2.30%
    4.85% to 9.44%       11.42% to 35.71%
             3,157                  4,022
 $72.87 to $100.20       $15.43 to $16.80
          $286,012                $66,038
             1.21%                  0.40%
    0.50% to 2.45%         0.95% to 2.45%
  27.64% to 31.17%       49.82% to 52.14%
             1,478                  1,733
  $57.44 to $74.94       $10.35 to $11.05
          $103,901                $18,828
             1.50%                  0.91%
    0.95% to 2.20%         0.95% to 2.20%
       -20% to -1%            -21% to -4%
               412                    559
  $83.86 to $92.64       $13.16 to $13.78
           $36,218                 $7,623
             1.47%                  0.81%
    0.95% to 1.35%         0.95% to 2.05%
         -3% to 0%              -9% to 2%

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS - (CONCLUDED)

7.  CHANGE OF PORTFOLIO NAME, PORTFOLIO MERGERS AND SHARE SUBSTITUTIONS

Effective May 3, 2004, FI Structured Equity Portfolio of the Metropolitan Fund and PIMCO Innovation Portfolio of the Met Investors Fund changed their name to FI Value Leaders Portfolio and PIMCO PEA Innovation Portfolio, respectively.

Effective May 3, 2004, FI Mid Cap Opportunities Portfolio and MFS Research Managers Portfolio of the Metropolitan Fund merged into Janus Mid Cap Portfolio and MFS Investors Trust Portfolio of the Metropolitan Fund, respectively. Janus Mid Cap Portfolio subsequently changed its name to FI Mid Cap Opportunities Portfolio.

Effective May 3, 2004, Alger Equity Growth Portfolio of the Metropolitan Fund and Fidelity VIP Asset Manager Portfolio of the Fidelity Fund substituted all of their shares for shares in the State Street Research Large Cap Growth Portfolio and MFS Total Return Portfolio of the Metropolitan Fund, respectively.

Effective December 16, 2003, Putnam International Stock Portfolio of the Metropolitan Fund changed its name to FI International Stock Portfolio.

Effective May 1, 2003, Putnam Large Cap Growth Portfolio changed its name to Met/Putnam Voyager Portfolio and all series of the New England Zenith Fund became newly organized portfolios of the Metropolitan Fund. The reorganization had no effect on the investment objectives, policies or advisory fees of any series, nor was there any change in investment adviser or sub-adviser.

Effective April 28, 2003, Janus Growth Portfolio of the Metropolitan Fund merged into the Janus Aggressive Growth Portfolio of the Met Investors Fund.

Effective January 1, 2003, MFS Mid Cap Growth Portfolio changed sub-advisers from Massachusetts Financial Services to T. Rowe Price Associates Inc. and changed its name to T. Rowe Price Mid-Cap Growth Portfolio. State Street Research Concentrated International Portfolio changed sub-advisers from State Street Research & Management Company to Harris Associates L.P. and changed its name to Harris Oakmark International Portfolio.

8.  SUBSEQUENT EVENT

On August 25, 2004, Metropolitan Life entered into an agreement to sell its wholly owned subsidiary, SSRM Holdings Inc. ("SSRM") and its subsidiaries State Street Research & Management Company and SSR Realty Advisors Inc. to BlackRock Inc. Effective January 31, 2005, BlackRock Advisors, Inc. replaced State Street Research & Management Company as subadvisor to all portfolios, series or funds previously managed by State Street Research & Management Company.

                         INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholder of
Metropolitan Life Insurance Company
New York, New York

   We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries at December 31, 2004 and 2003, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

   As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively, and recorded the impact as cumulative effects of changes in accounting principles.

/s/  DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
March 31, 2005

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                          DECEMBER 31, 2004 AND 2003
            (DOLLARS IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                      2004     2003
                                                                                                    -------- --------
ASSETS
Investments:
    Fixed maturities available-for-sale, at fair value (amortized cost: $141,512 and $134,844, respectively)................................................................... $150,246 $143,148
    Equity securities, at fair value (cost: $1,646 and $885, respectively).........................    1,903    1,232
    Mortgage and other loans.......................................................................   31,571   26,637
    Policy loans...................................................................................    8,256    8,180
    Real estate and real estate joint ventures held-for-investment.................................    3,069    2,654
    Real estate held-for-sale......................................................................      252      472
    Other limited partnership interests............................................................    2,891    2,584
    Short-term investments.........................................................................    1,195    1,303
    Other invested assets..........................................................................    4,908    4,795
                                                                                                    -------- --------
       Total investments...........................................................................  204,291  191,005
Cash and cash equivalents..........................................................................    2,373    2,343
Accrued investment income..........................................................................    2,006    1,922
Premiums and other receivables.....................................................................    5,498    6,170
Deferred policy acquisition costs..................................................................   11,071   10,232
Assets of subsidiaries held-for-sale...............................................................      379      183
Other assets.......................................................................................    5,863    5,749
Separate account assets............................................................................   68,507   63,661
                                                                                                    -------- --------
       Total assets................................................................................ $299,988 $281,265
                                                                                                    ======== ========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
    Future policy benefits......................................................................... $ 91,603 $ 86,802
    Policyholder account balances..................................................................   68,369   61,725
    Other policyholder funds.......................................................................    8,553    6,948
    Policyholder dividends payable.................................................................    1,058    1,046
    Policyholder dividend obligation...............................................................    2,243    2,130
    Short-term debt................................................................................    1,445    3,536
    Long-term debt.................................................................................    2,050    2,055
    Shares subject to mandatory redemption.........................................................      278      277
    Liabilities of subsidiaries held-for-sale......................................................      240       70
    Current income taxes payable...................................................................      709      791
    Deferred income taxes payable..................................................................    2,671    2,696
    Payables under securities loaned transactions..................................................   25,230   24,065
    Other liabilities..............................................................................    8,040    7,990
    Separate account liabilities...................................................................   68,507   63,661
                                                                                                    -------- --------
       Total liabilities...........................................................................  280,996  263,792
                                                                                                    -------- --------

Stockholder's Equity:
Parent's interest in preferred stock of a subsidiary, par value $1,000 per share; 110,000 shares
 authorized; 93,402 shares issued and outstanding at December 31, 2003.............................       --       93
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued
 and outstanding at December 31, 2004 and 2003.....................................................        5        5
Additional paid-in capital.........................................................................   13,827   13,730
Retained earnings..................................................................................    2,696    1,261
Accumulated other comprehensive income.............................................................    2,464    2,384
                                                                                                    -------- --------
    Total stockholder's equity.....................................................................   18,992   17,473
                                                                                                    -------- --------
    Total liabilities and stockholder's equity..................................................... $299,988 $281,265
                                                                                                    ======== ========

         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME

             FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                             (DOLLARS IN MILLIONS)

                                                                      2004     2003     2002
                                                                    -------  -------  -------
REVENUES
Premiums........................................................... $17,512  $18,151  $18,461
Universal life and investment-type product policy fees.............   2,042    1,921    1,927
Net investment income..............................................  10,805   10,279   10,553
Other revenues.....................................................     712      919    1,188
Net investment gains (losses)......................................     289     (557)    (832)
                                                                    -------  -------  -------
   Total revenues..................................................  31,360   30,713   31,297
                                                                    -------  -------  -------
EXPENSES
Policyholder benefits and claims...................................  18,735   18,444   18,709
Interest credited to policyholder account balances.................   2,358    2,379    2,711
Policyholder dividends.............................................   1,743    1,897    1,911
Other expenses.....................................................   5,382    5,633    6,348
                                                                    -------  -------  -------
   Total expenses..................................................  28,218   28,353   29,679
                                                                    -------  -------  -------
Income from continuing operations before provision for income taxes   3,142    2,360    1,618
Provision for income taxes.........................................     894      667      498
                                                                    -------  -------  -------
Income from continuing operations..................................   2,248    1,693    1,120
Income from discontinued operations, net of income taxes...........      43      334      492
                                                                    -------  -------  -------
Income before cumulative effect of a change in accounting..........   2,291    2,027    1,612
Cumulative effect of a change in accounting, net of income taxes...     (52)     (26)      --
                                                                    -------  -------  -------
Net income......................................................... $ 2,239  $ 2,001  $ 1,612
                                                                    =======  =======  =======


         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

             FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                             (DOLLARS IN MILLIONS)



                                                         PARENT'S
                                                        INTEREST IN          ADDITIONAL
                                                      PREFERRED STOCK COMMON  PAID-IN   RETAINED
                                                      OF A SUBSIDIARY STOCK   CAPITAL   EARNINGS
                                                      --------------- ------ ---------- --------
Balance at January 1, 2002...........................      $ --        $ 5    $12,825   $    --
Sale of subsidiary to the Holding Company............                             149
Capital contribution from the Holding Company........                             500
Dividends on common stock............................                                      (904)
Comprehensive income (loss):
   Net income........................................                                     1,612
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income taxes...............
     Unrealized investment gains (losses), net of
      related offsets, reclassification
      adjustments and income taxes...................
     Foreign currency translation adjustments........

     Other comprehensive income (loss)...............

   Comprehensive income (loss).......................
                                                           ----        ---    -------   -------
Balance at December 31, 2002.........................        --          5     13,474       708
Issuance of preferred stock by subsidiary to the
 Holding Company.....................................        93
Issuance of shares--by subsidiary....................                              24
Issuance of stock options--by subsidiary.............                               2
Sale of subsidiaries to the Holding Company or
 affiliate...........................................                             261
Capital contribution from the Holding Company........                               2
Return of capital to the Holding Company.............                             (33)
Dividends on common stock............................                                    (1,448)
Comprehensive income (loss):
   Net income........................................                                     2,001
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income taxes...............
     Unrealized investment gains (losses), net of
      related offsets, reclassification
      adjustments and income taxes...................
     Foreign currency translation adjustments........
     Minimum pension liability adjustment............

     Other comprehensive income (loss)...............

   Comprehensive income (loss).......................
                                                           ----        ---    -------   -------
Balance at December 31, 2003.........................        93          5     13,730     1,261
Contribution of preferred stock by Holding Company
 to subsidiary and retirement thereof................       (93)
Issuance of shares--by subsidiary....................                               4
Issuance of stock options--by subsidiary.............                               2
Capital contribution from the Holding Company........                              94
Return of capital to the Holding Company.............                              (3)
Dividends on preferred stock.........................                                        (7)
Dividends on common stock............................                                      (797)
Comprehensive income (loss):
   Net income........................................                                     2,239
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income taxes...............
     Unrealized investment gains (losses), net of
      related offsets, reclassification
      adjustments and income taxes...................
     Cumulative effect of a change in accounting,
      net of income taxes............................
     Foreign currency translation adjustments........
     Minimum pension liability adjustment............

     Other comprehensive income (loss)...............

   Comprehensive income (loss).......................
                                                           ----        ---    -------   -------
Balance at December 31, 2004.........................      $ --        $ 5    $13,827   $ 2,696
                                                           ====        ===    =======   =======

                                                      ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                      --------------------------------------------
                                                           NET            FOREIGN       MINIMUM
                                                        UNREALIZED       CURRENCY       PENSION
                                                        INVESTMENT      TRANSLATION    LIABILITY
                                                      GAINS (LOSSES)    ADJUSTMENT     ADJUSTMENT    TOTAL
                                                      --------------    -----------    ----------   -------
Balance at January 1, 2002...........................     $1,799           $(139)        $ (46)     $14,444
Sale of subsidiary to the Holding Company............                                                   149
Capital contribution from the Holding Company........                                                   500
Dividends on common stock............................                                                  (904)
Comprehensive income (loss):
   Net income........................................                                                 1,612
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income taxes...............        (58)                                       (58)
     Unrealized investment gains (losses), net of
      related offsets, reclassification
      adjustments and income taxes...................        250                                        250
     Foreign currency translation adjustments........                         72                         72
                                                                                                    -------
     Other comprehensive income (loss)...............                                                   264
                                                                                                    -------
   Comprehensive income (loss).......................                                                 1,876
                                                          ------           -----         -----      -------
Balance at December 31, 2002.........................      1,991             (67)          (46)      16,065
Issuance of preferred stock by subsidiary to the
 Holding Company.....................................                                                    93
Issuance of shares--by subsidiary....................                                                    24
Issuance of stock options--by subsidiary.............                                                     2
Sale of subsidiaries to the Holding Company or
 affiliate...........................................                                                   261
Capital contribution from the Holding Company........                                                     2
Return of capital to the Holding Company.............                                                   (33)
Dividends on common stock............................                                                (1,448)
Comprehensive income (loss):
   Net income........................................                                                 2,001
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income taxes...............       (228)                                      (228)
     Unrealized investment gains (losses), net of
      related offsets, reclassification
      adjustments and income taxes...................        642                                        642
     Foreign currency translation adjustments........                        174                        174
     Minimum pension liability adjustment............                                      (82)         (82)
                                                                                                    -------
     Other comprehensive income (loss)...............                                                   506
                                                                                                    -------
   Comprehensive income (loss).......................                                                 2,507
                                                          ------           -----         -----      -------
Balance at December 31, 2003.........................      2,405             107          (128)      17,473
Contribution of preferred stock by Holding Company
 to subsidiary and retirement thereof................                                                   (93)
Issuance of shares--by subsidiary....................                                                     4
Issuance of stock options--by subsidiary.............                                                     2
Capital contribution from the Holding Company........                                                    94
Return of capital to the Holding Company.............                                                    (3)
Dividends on preferred stock.........................                                                    (7)
Dividends on common stock............................                                                  (797)
Comprehensive income (loss):
   Net income........................................                                                 2,239
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income taxes...............        (77)                                       (77)
     Unrealized investment gains (losses), net of
      related offsets, reclassification
      adjustments and income taxes...................         19                                         19
     Cumulative effect of a change in accounting,
      net of income taxes............................         61                                         61
     Foreign currency translation adjustments........                         79                         79
     Minimum pension liability adjustment............                                       (2)          (2)
                                                                                                    -------
     Other comprehensive income (loss)...............                                                    80
                                                                                                    -------
   Comprehensive income (loss).......................                                                 2,319
                                                          ------           -----         -----      -------
Balance at December 31, 2004.........................     $2,408           $ 186         $(130)     $18,992
                                                          ======           =====         =====      =======

         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

             FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                             (DOLLARS IN MILLIONS)

                                                                          2004      2003      2002
                                                                        --------  --------  --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income............................................................. $  2,239  $  2,001  $  1,612
Adjustments to reconcile net income to net cash provided by
  operating activities:
   Depreciation and amortization expenses..............................      342       386       432
   Amortization of premiums and accretion of discounts associated with
     investments, net..................................................      (15)     (162)     (456)
   (Gains) losses from sales of investments and businesses, net........     (289)      125       256
   Interest credited to other policyholder account balances............    2,358     2,379     2,711
   Universal life and investment-type product policy fees..............   (2,042)   (1,921)   (1,927)
   Change in premiums and other receivables............................      460       (81)   (1,878)
   Change in deferred policy acquisition costs, net....................     (752)     (902)     (766)
   Change in insurance-related liabilities.............................    4,939     4,210     4,550
   Change in income taxes payable......................................     (101)      250       684
   Change in other assets..............................................      (71)     (351)   (1,011)
   Change in other liabilities.........................................       51       319       118
   Other, net..........................................................     (205)     (134)       74
                                                                        --------  --------  --------
Net cash provided by operating activities..............................    6,914     6,119     4,399
                                                                        --------  --------  --------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
   Fixed maturities....................................................   78,494    69,292    61,473
   Equity securities...................................................    1,587       576     2,676
   Mortgage and other loans............................................    3,961     3,221     2,555
   Real estate and real estate joint ventures..........................      382       865       888
   Other limited partnership interests.................................      800       330       213
Purchases of:
   Fixed maturities....................................................  (83,243)  (90,122)  (79,509)
   Equity securities...................................................   (2,107)     (104)   (1,235)
   Mortgage and other loans............................................   (8,639)   (4,354)   (3,111)
   Real estate and real estate joint ventures..........................     (484)     (255)     (146)
   Other limited partnership interests.................................     (893)     (643)     (507)
Net change in short-term investments...................................      215      (183)     (308)
Proceeds from sales of businesses......................................       18     1,995       749
Net change in payable under securities loaned transactions.............    1,166     7,744     3,659
Net change in other invested assets....................................     (459)     (940)     (486)
Other, net.............................................................     (371)     (201)     (329)
                                                                        --------  --------  --------
Net cash used in investing activities.................................. $ (9,573) $(12,779) $(13,418)
                                                                        --------  --------  --------

         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

             FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                             (DOLLARS IN MILLIONS)

                                                                           2004      2003      2002
                                                                         --------  --------  --------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
   Deposits............................................................. $ 28,277  $ 29,054  $ 30,350
   Withdrawals..........................................................  (22,702)  (22,268)  (24,773)
Net change in short-term debt...........................................   (2,072)    2,624       567
Long-term debt issued...................................................       20       145       537
Long-term debt repaid...................................................      (28)     (714)     (221)
Capital contribution from the Holding Company...........................       --       148       649
Proceeds from offering of common stock by subsidiary, net...............       --       398        --
Dividends on preferred stock............................................       (7)       --        --
Dividends on common stock...............................................     (797)   (1,448)     (904)
Other, net..............................................................        3         8       (12)
                                                                         --------  --------  --------
Net cash provided by financing activities...............................    2,694     7,947     6,193
                                                                         --------  --------  --------
Change in cash and cash equivalents.....................................       35     1,287    (2,826)
Cash and cash equivalents, beginning of year............................    2,393     1,106     3,932
                                                                         --------  --------  --------
CASH AND CASH EQUIVALENTS, END OF YEAR.................................. $  2,428  $  2,393  $  1,106
                                                                         ========  ========  ========
Cash and cash equivalents, subsidiaries held-for-sale, beginning of year       50        54        50
                                                                         ========  ========  ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE, END OF YEAR......       55        50        54
                                                                         ========  ========  ========
Cash and cash equivalents, from continuing operations, beginning of year    2,343     1,052     3,882
                                                                         ========  ========  ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS, END OF YEAR......    2,373     2,343     1,052
                                                                         ========  ========  ========
Supplemental disclosures of cash flow information:
   Net cash paid during the year for:
       Interest......................................................... $    140  $    307  $    243
                                                                         ========  ========  ========
       Income taxes..................................................... $    950  $    789  $     96
                                                                         ========  ========  ========
   Non-cash transactions during the year:
       Purchase money mortgage on real estate sale...................... $      2  $    196  $    954
                                                                         ========  ========  ========
       Real estate acquired in satisfaction of debt..................... $      7  $     14  $     30
                                                                         ========  ========  ========
       Transfer from funds withheld at interest to fixed maturities..... $    606  $     --  $     --
                                                                         ========  ========  ========
       Contribution of equity securities to MetLife Foundation.......... $     50  $     --  $     --
                                                                         ========  ========  ========

         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES

BUSINESS

   Metropolitan Life Insurance Company ("Metropolitan Life") and its subsidiaries (the "Company") is a leading provider of insurance and other financial services to individual and institutional customers. The Company offers life insurance and annuities, to individuals, as well as group insurance, reinsurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. (the "Holding Company"). The Company offered automobile and homeowners insurance through Metropolitan Property and Casualty Insurance Company and its subsidiaries ("Met P&C"), which was sold to the Holding Company in 2003.

BASIS OF PRESENTATION

   The accompanying consolidated financial statements include the accounts of
(i) Metropolitan Life and its subsidiaries; (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item (See Note 6). Assets, liabilities, revenues and expenses of the general account for 2004 include amounts related to certain separate accounts previously reported in separate account assets and liabilities. See "--Application of Recent Accounting Pronouncements." Intercompany accounts and transactions have been eliminated.

   Cova Corporation, MetLife Investors Group, Inc., MetLife International Holdings, Inc., Walnut Street Securities, Inc., Seguros Genesis S.A., MetLife Pensiones S.A. and Metropolitan Life Seguros de Vida S.A., which were sold to the Holding Company in 2002; Met P&C, Metropolitan Tower Life Insurance Company ("MTL"), MetLife General Insurance Agency, Inc. and its subsidiaries, MetLife Securities, Inc. and N.L. Holding Corporation and its subsidiaries, which were sold to the Holding Company in 2003; and Newbury Insurance Company, Limited which was sold to the Holding Company and New England Pension and Annuity Company which was sold to MTL in 2004, are included in the accompanying consolidated financial statements until the respective dates of sale. On August 25, 2004, the Company entered into an agreement to sell its wholly owned subsidiary, SSRM Holdings, Inc. ("SSRM"), to a third party. On January 31, 2005, the Company completed the sale of SSRM. The Company has reclassified the assets, liabilities and operations of SSRM into discontinued operations for all periods presented in the consolidated financial statements. (See Note 15).

   The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

   Minority interest related to consolidated entities included in other liabilities was $1,325 million and $1,233 million at December 31, 2004 and 2003, respectively.

   Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2004 presentation.

SUMMARY OF CRITICAL ACCOUNTING ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments; (iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of deferred policy acquisition costs ("DAC"), including value of business acquired ("VOBA"); (vi) the liability for future policyholder benefits; (vii) the liability for litigation and regulatory matters; and (viii) accounting for reinsurance transactions and employee benefit plans. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from those estimates.

  INVESTMENTS

   The Company's principal investments are in fixed maturities, mortgage and other loans and real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to:
(i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

  DERIVATIVES

   The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. The Company also purchases investment securities, issues certain insurance policies

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES and engages in certain reinsurance contracts that have embedded derivatives. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

  DEFERRED POLICY ACQUISITION COSTS

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of such costs is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the capitalization and amortization of DAC including VOBA. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

  LIABILITY FOR FUTURE POLICY BENEFITS

   The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

   Differences between actual experience and the assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses. The effects of changes in such estimated reserves are included in the results of operations in the period in which the changes occur.

  REINSURANCE

   The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

  LITIGATION

   The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits, including the Company's asbestos-related liability, are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. The data and variables that impact the assumptions used to estimate the Company's asbestos-related liability include the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts. On a quarterly and annual basis the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, including asbestos-related cases, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  EMPLOYEE BENEFIT PLANS

   The Company sponsors pension and other retirement plans in various forms covering employees who meet specified eligibility requirements. The reported expense and liability associated with these plans requires an extensive use of assumptions which include the discount rate, expected return on plan assets and rate of future compensation increases as determined by the Company. Management determines these assumptions based upon currently available market and industry data, historical performance of the plan and its assets, and consultation with an independent consulting actuarial firm. These assumptions used by the Company may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of the participants. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

SIGNIFICANT ACCOUNTING POLICIES

  INVESTMENTS

   The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES than-temporary in the period that determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described in "Summary of Critical Accounting Estimates-Investments," about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

   The Company's review of its fixed maturities and equity securities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

   Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

   Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are recorded when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Such valuation allowances are established for the excess carrying value of the mortgage loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics based on property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

   Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Once the Company identifies a property that is expected to be sold within one year and commences a firm plan for marketing the property, the Company, if applicable, classifies the property as held-for-sale and reports the related net investment income and any resulting investment gains and losses as discontinued operations. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

   Policy loans are stated at unpaid principal balances.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Short-term investments are stated at amortized cost, which approximates fair value.

   Other invested assets consist principally of leveraged leases and funds withheld at interest. The leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company regularly reviews residual values and impairs residuals to expected values as needed. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. Other invested assets also includes the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies.

   The Company participates in structured investment transactions, primarily asset securitizations and structured notes. These transactions enhance the Company's total return of the investment portfolio principally by generating management fee income on asset securitizations and by providing equity-based returns on debt securities through structured notes and similar instruments.

   The Company sponsors financial asset securitizations of high yield debt securities, investment grade bonds and structured finance securities and also is the collateral manager and a beneficial interest holder in such transactions. As the collateral manager, the Company earns management fees on the outstanding securitized asset balance, which are recorded in income as earned. When the Company transfers assets to a bankruptcy-remote special purpose entity ("SPE") and surrenders control over the transferred assets, the transaction is accounted for as a sale. Gains or losses on securitizations are determined with reference to the carrying amount of the financial assets transferred, which is allocated to the assets sold and the beneficial interests retained based on relative fair values at the date of transfer. Beneficial interests in securitizations are carried at fair value in fixed maturities. Income on these beneficial interests is recognized using the prospective method. The SPEs used to securitize assets generally are not consolidated by the Company because the Company has determined that it is not the primary beneficiary of these entities. Prior to the adoption of FASB Interpretation No. 46 (revised December 31, 2003), CONSOLIDATION OF VARIABLE INTEREST ENTITIES, AN INTERPRETATION OF ARB NO. 51 ("FIN 46(r)"), such SPEs were not consolidated because they did not meet the criteria for consolidation under previous accounting guidance.

   The Company purchases or receives beneficial interests in SPEs, which generally acquire financial assets, including corporate equities, debt securities and purchased options. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because the Company has determined that it is not the primary beneficiary of these entities based on the framework provided in FIN 46(r). Prior to the adoption of FIN 46(r), such SPEs were not consolidated because they did not meet the criteria for consolidation under previous accounting guidance. These beneficial interests are generally structured notes which are included in fixed maturities, and their income is recognized using the retrospective interest method or the level yield method, as appropriate. Impairments of these beneficial interests are included in net investment gains (losses).

  DERIVATIVE FINANCIAL INSTRUMENTS

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage its various risks. Additionally, the Company enters into income generation and replication derivatives as permitted by its insurance subsidiaries' Derivatives Use Plans approved by the applicable state insurance departments. Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within Other invested assets or as liabilities within Other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in Net investment gains (losses), or in Interest credited to policyholder account balances for hedges of liabilities embedded in certain variable annuity products offered by the Company.

   To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or
(iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and throughout the life of the hedging relationship. The ineffective portion of the changes in fair value of the hedging instrument is recorded in net investment gains (losses).

   Under a fair value hedge, changes in the fair value of the derivative, along with changes in the fair value of the hedged item related to the risk being hedged, are reported in Net investment gains (losses).

   In a cash flow hedge, changes in the fair value of the derivative are recorded in Other comprehensive income (loss), a separate component of shareholders' equity, and the deferred gains or losses on the derivative are reclassified into the income statement when the Company's earnings are affected by the variability in cash flows of the hedged item.

   In a hedge of a net investment in a foreign operation, changes in the fair value of the derivative are recorded in Other comprehensive income (loss).

   The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) it is no longer probable that the forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

   When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in Net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to hedged risk, and the cumulative adjustment to its carrying value is

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES amortized into income over the remaining life of the hedged item. The changes in fair value of derivatives recorded in Other comprehensive income (loss) related to discontinued cash flow hedges are amortized into income over the remaining life of the hedging instruments.

   When hedge accounting is discontinued because it is probable that the forecasted transactions will not occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in Net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in Net investment gains (losses). Deferred gains and losses of a derivative recorded in Other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in Net investment gains (losses).

   In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as Net investment gains (losses).

   The Company is also a party to financial instruments in which a derivative is "embedded." For each financial instrument in which a derivative is embedded, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract, and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative, as defined in SFAS 133. If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in Net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in Net investment gains (losses).

  CASH AND CASH EQUIVALENTS

   The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

  PROPERTY, EQUIPMENT, LEASEHOLD IMPROVEMENTS AND COMPUTER SOFTWARE

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to five years for all other property and equipment. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $439 million and $396 million at December 31, 2004 and 2003, respectively. Related depreciation and amortization expense was $93 million, $99 million and $77 million for the years ended December 31, 2004, 2003 and 2002, respectively.

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. Accumulated amortization of capitalized software was $490 million and $377 million at December 31, 2004 and 2003, respectively. Related amortization expense was $126 million, $143 million and $152 million for the years ended December 31, 2004, 2003 and 2002, respectively.

  DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC is amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross margins and profits are based on rates in effect at the inception or acquisition of the contracts.

   Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

   DAC for non-participating traditional life, non-medical health and annuity policies with life contingencies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

   Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

   DAC for property and casualty insurance contracts, which is primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

   VOBA, included as part of DAC, represents the present value of estimated future profits to be generated from existing insurance contracts in-force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the estimated gross profits or premiums from such policies and contracts.

  SALES INDUCEMENTS

   The Company has two different types of sales inducements: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit and (ii) the policyholder receives a higher interest rate than the normal general account interest rate credited on money in the enhanced dollar cost averaging program. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  GOODWILL

   The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine whether a writedown of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period ranging from 10 to 30 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

   Changes in net goodwill were as follows:

                                            YEARS ENDED DECEMBER 31,
                                            -----------------------
                                            2004     2003     2002
                                            ----     -----   -----
                                            (DOLLARS IN MILLIONS)
                 Balance, beginning of year $218    $ 405    $ 575
                 Acquisitions..............    1        3        7
                 Impairment losses.........   --       --       (2)
                 Disposition and other.....   (2)    (190)    (175)
                                             ----    -----   -----
                 Balance, end of year...... $217    $ 218    $ 405
                                             ====    =====   =====

   Accumulated amortization from goodwill was as follows at:

                                              DECEMBER 31,
                                             ---------------------
                                             2004    2003   2002
                                             ----    ----   ----
                                             (DOLLARS IN MILLIONS)
                    Accumulated amortization $32     $32    $71
                                             ===     ===    ===

  LIABILITY FOR FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

   Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 9%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after DAC is written off. Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of (i) the present value of future benefit payments and related expenses less the present value of future net premiums and (ii) premium deficiency reserves.

   Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 3.3% to 10.0%.

   Participating business represented approximately 12% and 13% of the Company's life insurance in-force, and 87% and 88% of the number of life insurance policies in-force, at December 31, 2004 and 2003, respectively. Participating policies represented approximately 37% and 37%, 40% and 41%, and 40% and 41% of gross and net life insurance premiums for the years ended December 31, 2004, 2003 and 2002, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments and premium deficiency reserves. Interest rates used in establishing such liabilities range from 3% to 10%.

   Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 7%.

   Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 8%.

   Liabilities for unpaid claims and claim expenses for property and casualty insurance are included in future policyholder benefits and are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated salvage and subrogation. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

   Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 1% to 12%, less expenses, mortality charges, and withdrawals.

   The Company issues fixed and floating rate obligations under its guaranteed investment contract ("GIC") program. During the years ended December 31, 2004, 2003 and 2002, the Company issued $3,941 million, $4,341 million and $500 million, respectively, in such obligations. There have been no repayments of any of the contracts. Accordingly, the GICs outstanding, which are included in policyholder account balances in the accompanying consolidated balance sheets, were $8,978 and $4,862, respectively, at December 31, 2004 and 2003. Interest credited on the contracts for the years ended December 31, 2004, 2003 and 2002 was $139 million, $56 million and $12 million, respectively.

   The Company establishes liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid up guarantees relating to certain life policies. Annuity guaranteed death benefit liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the liabilities are consistent with those used for amortizing DAC, including the mean reversion assumption. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

   Guaranteed annuitization benefit liabilities are determined by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES assumptions used for calculating such guaranteed annuitization benefit liabilities are consistent with those used for calculating the guaranteed death benefit liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates a percentage of the potential annuitizations that may be elected by the contractholder.

   Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

  RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

   Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

   Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term.

  OTHER REVENUES

   Other revenues include advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  POLICYHOLDER DIVIDENDS

   Policyholder dividends are approved annually by the insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

  INCOME TAXES

   The Company joins with the Holding Company and its includable affiliates in filing a consolidated Federal income tax return. The consolidating companies have executed a tax allocation agreement. Under the agreement, current Federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to the Holding Company to the extent that their income (losses and other credits) contributes to (reduces) the consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. The Company files state income tax returns on an individual corporate basis.

   The Company applies the concepts of Statement of Financial Accounting Standards ("SFAS") No. 109, Accounting for Income Taxes, which establishes deferred tax assets and liabilities based upon the difference between the financial statement and tax bases of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to reverse. SFAS No. 109 allows recognition of deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be realized.

  REINSURANCE

   The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

   The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement and is reported in other revenues.

  SEPARATE ACCOUNTS

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS ("SOP 03-1"), on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES the same line in the consolidated statements of income. In connection with the adoption of SOP 03-1, separate account assets with a fair value of $1.7 billion were reclassified to general account investments with a corresponding transfer of separate account liabilities to future policy benefits and policyholder account balances. See "--Application of Recent Accounting Pronouncements."

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  STOCK-BASED COMPENSATION

   Effective January 1, 2003, MetLife, Inc. and the Company account for stock-based compensation plans using the prospective fair value accounting method prescribed by SFAS No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION ("SFAS 123"), as amended by SFAS No. 148, ACCOUNTING FOR STOCK-BASED COMPENSATION--TRANSITION AND DISCLOSURE ("SFAS 148"). The fair value method requires compensation cost to be measured based on the fair value of the equity instrument at the grant or award date. MetLife, Inc. allocates 100% of stock option expense to the Company.

   Stock-based compensation grants prior to January 1, 2003 are accounted for using the intrinsic value method prescribed by Accounting Principles Board Opinion ("APB") No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES ("APB 25").
Note 12 includes the pro forma disclosures required by SFAS No. 123, as amended. The intrinsic value method represents the quoted market price or fair value of the equity award at the measurement date less the amount, if any, the employee is required to pay.

   Stock-based compensation is accrued over the vesting period of the grant or award.

  FOREIGN CURRENCY

   Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported in earnings in the respective financial statement lines to which they relate.

  DISCONTINUED OPERATIONS

   The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

   In December 2004, the Financial Accounting Standards Board ("FASB") issued Staff Position Paper ("FSP") 109-2, ACCOUNTING AND DISCLOSURE GUIDANCE FOR THE FOREIGN EARNINGS REPATRIATION PROVISION WITHIN THE

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

AMERICAN JOBS CREATION ACT OF 2004 ("AJCA"). The AJCA introduced a one-time dividend received deduction on the repatriation of certain earnings to a U.S. taxpayer. FSP 109-2 provides companies additional time beyond the financial reporting period of enactment to evaluate the effects of the AJCA on their plans to repatriate foreign earnings for purposes of applying SFAS 109, ACCOUNTING FOR INCOME TAXES. The Company has completed its evaluation of the repatriation provision and determined that there will not be any impact on the Company's tax provision and deferred tax assets and liabilities.

   In December 2004, the FASB issued SFAS No. 153, EXCHANGE OF NONMONETARY ASSETS, AN AMENDMENT OF APB OPINION NO. 29 ("SFAS 153"). SFAS 153 amends prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005 and shall be applied prospectively. SFAS 153 is not expected to have a material impact on the Company's consolidated financial statements at the date of adoption.

   In December 2004, FASB revised SFAS 123 to Share-Based Payment ("SFAS 123(r)"). SFAS 123(r) provides additional guidance on determining whether certain financial instruments awarded in share-based payment transactions are liabilities. SFAS 123(r) also requires that the cost of all share-based transactions be recorded in the financial statements. The revised pronouncement must be adopted by the Company by July 1, 2005. As all stock options currently accounted for under APB 25 will vest prior to the effective date, implementation of SFAS 123(r) will not have a significant impact on the Company's consolidated financial statements.

   Effective January 1, 2003, the Company adopted SFAS 148, which provides guidance on how to apply the fair value method of accounting for share-based payments. As permitted under SFAS 148, the Company elected to use the prospective method of accounting for stock options granted subsequent to December 31, 2002. Options granted prior to January 1, 2003 will continue to be accounted for under the intrinsic value method until the adoption of SFAS 123(r), and the pro forma impact of accounting for these options at fair value will continue to be disclosed in the consolidated financial statements until the last of those options vest in 2005. See Note 12.

   In March 2004, the Emerging Issues Task Force ("EITF") reached further consensus on Issue No. 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. An EITF 03-1 consensus reached in November 2003 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The Company has complied with the disclosure requirements of EITF 03-1, which were effective December 31, 2003. The accounting guidance of EITF 03-1 relating to the recognition of investment impairment which was to be effective in the third quarter of 2004 has been delayed pending the development of additional guidance. The Company is actively monitoring the deliberations relating to this issue at the FASB and currently is unable to determine the ultimate impact EITF 03-1 will have on its consolidated financial statements.

   In March 2004, the EITF reached consensus on Issue No. 03-16, ACCOUNTING FOR INVESTMENTS IN LIMITED LIABILITY COMPANIES ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

   Effective January 1, 2004, the Company adopted SOP 03-1, as interpreted by Technical Practices Aids issued by the American Institute of Certified Public Accountants. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released FSP No. 97-1, SITUATIONS IN WHICH PARAGRAPHS 17(B) AND 20 OF FASB STATEMENT NO. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS, PERMIT OR REQUIRE ACCRUAL OF AN UNEARNED REVENUE LIABILITY ("FSP 97-1") which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its consolidated financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased the liability for future policyholder benefits for changes in the methodology relating to various guaranteed death and annuitization benefits and for determining liabilities for certain universal life insurance contracts by $8 million, which has been reported as a cumulative effect of a change in accounting. This amount is net of corresponding changes in DAC, including VOBA and unearned revenue liability ("offsets") under certain variable annuity and life contracts and income taxes. Certain other contracts sold by the Company provide for a return through periodic crediting rates, surrender adjustments or termination adjustments based on the total return of a contractually referenced pool of assets owned by the Company. To the extent that such contracts are not accounted for as derivatives under the provisions of SFAS 133 and not already credited to the contract account balance, under SOP 03-1 the change relating to the fair value of the referenced pool of assets is recorded as a liability with the change in the liability recorded as policyholder benefits and claims. Prior to the adoption of SOP 03-1, the Company recorded the change in such liability as other comprehensive income. At adoption, this change decreased net income and increased other comprehensive income by $33 million, net of income taxes, which were recorded as cumulative effects of a change in accounting. Effective with the adoption of SOP 03-1, costs associated with enhanced or bonus crediting rates to contractholders must be deferred and amortized over the life of the related contract using assumptions consistent with the amortization of DAC. Since the Company followed a similar approach prior to adoption of SOP 03-1, the provisions of SOP 03-1 relating to sales inducements had no significant impact on the Company's consolidated financial statements. At adoption, the Company reclassified $116 million of ownership in its own separate accounts from other assets to fixed maturities, equity securities and cash and cash equivalents. This reclassification had no significant impact on net income or other comprehensive income at adoption. In accordance with SOP 03-1's guidance for the reporting of certain separate accounts, at adoption, the Company also reclassified $1.7 billion of separate account assets to general account investments and $1.7 billion of separate account liabilities to future policy benefits and policyholder account balances. This reclassification decreased net income and increased other comprehensive income by $27 million, net of income taxes, which were reported as cumulative effects of a change in accounting. The application of SOP 03-1 decreased the Company's 2004 net income by $36 million, including the cumulative effect of adoption of a decrease in net income of $52 million as described above.

   In December 2003, FASB revised SFAS No. 132, EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS--AN AMENDMENT OF FASB STATEMENTS NO. 87, 88 AND 106 ("SFAS 132(r)"). SFAS 132(r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other postretirement plans. SFAS 132(r) was primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments were effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on December 31, 2003 did not have a significant impact on its consolidated financial statements since it only revised disclosure requirements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   In May 2004, the FASB issued FASB Staff Position ("FSP") No. 106-2, ACCOUNTING AND DISCLOSURE REQUIREMENTS RELATED TO THE MEDICARE PRESCRIPTION DRUG, IMPROVEMENT AND MODERNIZATION ACT OF 2003 ("FSP 106-2"), which provides accounting guidance to a sponsor of a postretirement health care plan that provides prescription drug benefits. The Company expects to receive subsidies on prescription drug benefits beginning in 2006 under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 based on the Company's determination that the prescription drug benefits offered under certain postretirement plans are actuarially equivalent to the benefits offered under Medicare Part D. FSP 106-2 was effective for interim periods beginning after June 15, 2004 and provides for either retroactive application to the date of enactment of the legislation or prospective application from the date of adoption of FSP 106-2. Effective July 1, 2004, the Company adopted FSP 106-2 prospectively and the postretirement benefit plan assets and accumulated benefit obligation were remeasured to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the accumulated postretirement benefit obligation and net periodic postretirement benefit cost was reduced by $201 million and $16 million for 2004, respectively.

   Effective October 1, 2003, the Company adopted Statement 133 Implementation Issue No. B36, EMBEDDED DERIVATIVES: MODIFIED COINSURANCE ARRANGEMENTS AND DEBT INSTRUMENTS THAT INCORPORATE CREDIT RISK EXPOSURES THAT ARE UNRELATED OR ONLY PARTIALLY RELATED TO THE CREDITWORTHINESS OF THE OBLIGOR UNDER THOSE INSTRUMENTS ("Issue B36"). Issue B36 concluded that (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements, and
(ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature is measured at fair value on the balance sheet and changes in fair value are reported in income. The Company's application of Issue B36 increased (decreased) net income by $4 million and ($12) million, net of amortization of DAC and income taxes, for 2004 and 2003, respectively. The 2003 impact includes a decrease in net income of $26 million relating to the cumulative effect of a change in accounting from the adoption of the new guidance.

   Effective July 1, 2003, the Company adopted SFAS No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("SFAS 149"). SFAS 149 amended and clarified the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

   During 2003, the Company adopted FASB Interpretation ("FIN") No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES--AN INTERPRETATION OF ARB NO. 51 ("FIN 46"), and its December 2003 revision ("FIN 46(r)"). Certain of the Company's investments in real estate joint ventures and other limited partnership interests meet the definition of a VIE and have been consolidated, in accordance with the transition rules and effective dates, because the Company is deemed to be the primary beneficiary. A VIE is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest, or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created or acquired on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests in entities formerly considered special purpose entities ("SPEs"), including interests in asset-backed securities and collateralized debt obligations. The adoption of FIN 46 as of February 1, 2003 did not have a significant impact on the Company's consolidated financial statements. The adoption of the provisions of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any additional VIEs that were not previously consolidated. In accordance with the provisions of FIN 46(r), the Company elected to defer until March 31, 2004 the consolidation of interests in VIEs for non-SPEs acquired prior to February 1, 2003 for which

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES it is the primary beneficiary. As of March 31, 2004, the Company consolidated assets and liabilities relating to real estate joint ventures of $78 million and $11 million, respectively, and assets and liabilities relating to other limited partnerships of $29 million and less than $1 million, respectively, for VIEs for which the Company was deemed to be the primary beneficiary. There was no impact to net income from the adoption of FIN 46.

   Effective January 1, 2003, the Company adopted FIN No. 45, GUARANTOR'S ACCOUNTING AND DISCLOSURE REQUIREMENTS FOR GUARANTEES, INCLUDING INDIRECT GUARANTEES OF INDEBTEDNESS OF OTHERS ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 were applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 10.

   Effective January 1, 2003, the Company adopted SFAS No. 146, ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF Issue No. 94-3, LIABILITY RECOGNITION FOR CERTAIN EMPLOYEE TERMINATION BENEFITS AND OTHER COSTS TO EXIT AN ACTIVITY INCLUDING CERTAIN COSTS INCURRED IN A RESTRUCTURING ("EITF 94-3"). The Company's activities subject to this guidance in 2004 and 2003 were not significant.

   Effective January 1, 2003, the Company adopted SFAS No. 145, RESCISSION OF FASB STATEMENTS NO. 4, 44, AND 64, AMENDMENT OF FASB STATEMENT NO. 13, AND TECHNICAL CORRECTIONS ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

   Effective January 1, 2002, the Company adopted SFAS No. 144, ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF ("SFAS 121"), and the accounting and reporting provisions of APB Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS--REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144: (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements other than the presentation as discontinued operations of net investment income and net investment gains related to operations of real estate on which the Company initiated disposition activities subsequent to January 1, 2002 and the classification of such real estate as held-for-sale on the consolidated balance sheets.

   Effective January 1, 2002, the Company adopted SFAS No. 142. SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES by reporting unit. There was no impairment of identified intangibles or significant reclassifications between goodwill and other intangible assets at January 1, 2002. Amortization of other intangible assets was not material for the years ended December 31, 2004, 2003 and 2002.

2.  INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

   Fixed maturities and equity securities at December 31, 2004 were as follows:

                                                                    GROSS
                                                        COST OR  UNREALIZED
                                                       AMORTIZED ----------- ESTIMATED
                                                         COST     GAIN  LOSS FAIR VALUE
                                                       --------- ------ ---- ----------
                                                            (DOLLARS IN MILLIONS)
Fixed Maturities:
   Bonds:
       U.S. treasury/agency securities................ $ 14,938  $1,271 $ 19  $ 16,190
       State and political subdivision securities.....      340      16    1       355
       U.S. corporate securities......................   51,398   3,561  144    54,815
       Foreign government securities..................    4,666     767   12     5,421
       Foreign corporate securities...................   21,545   2,381   65    23,861
       Residential mortgage-backed securities.........   28,155     573   52    28,676
       Commercial mortgage-backed securities..........   10,395     408   30    10,773
       Asset-backed securities........................    9,282     115   29     9,368
       Other fixed maturity securities................      519      46   33       532
                                                       --------  ------ ----  --------
          Total bonds.................................  141,238   9,138  385   149,991
   Redeemable preferred stocks........................      274      --   19       255
                                                       --------  ------ ----  --------
          Total fixed maturities...................... $141,512  $9,138 $404  $150,246
                                                       ========  ====== ====  ========
   Equity Securities:
       Common stocks.................................. $  1,329  $  238 $  5  $  1,562
       Nonredeemable preferred stocks.................      317      24   --       341
                                                       --------  ------ ----  --------
          Total equity securities..................... $  1,646  $  262 $  5  $  1,903
                                                       ========  ====== ====  ========

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Fixed maturities and equity securities at December 31, 2003 were as follows:

                                                                    GROSS
                                                        COST OR  UNREALIZED
                                                       AMORTIZED ----------- ESTIMATED
                                                         COST     GAIN  LOSS FAIR VALUE
                                                       --------- ------ ---- ----------
                                                            (DOLLARS IN MILLIONS)
Fixed Maturities:
   Bonds:
       U.S. treasury/agency securities................ $ 13,249  $1,208 $ 23  $ 14,434
       State and political subdivision securities.....      282      11    8       285
       U.S. corporate securities......................   49,466   3,486  228    52,724
       Foreign government securities..................    4,847     752   20     5,579
       Foreign corporate securities...................   18,680   2,005   70    20,615
       Residential mortgage-backed securities.........   28,049     687   81    28,655
       Commercial mortgage-backed securities..........    9,080     480   15     9,545
       Asset-backed securities........................   10,414     169   54    10,529
       Other fixed maturity securities................      232     138   62       308
                                                       --------  ------ ----  --------
          Total bonds.................................  134,299   8,936  561   142,674
   Redeemable preferred stocks........................      545       2   73       474
                                                       --------  ------ ----  --------
          Total fixed maturities...................... $134,844  $8,938 $634  $143,148
                                                       ========  ====== ====  ========
   Equity Securities:
       Common stocks.................................. $    506  $  323 $  1  $    828
       Nonredeemable preferred stocks.................      379      25   --       404
                                                       --------  ------ ----  --------
          Total equity securities..................... $    885  $  348 $  1  $  1,232
                                                       ========  ====== ====  ========

   The Company held foreign currency derivatives with notional amounts of $4,642 million and $3,472 million to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2004 and 2003, respectively.

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

   The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $11,216 million and $11,814 million at December 31, 2004 and 2003, respectively. These securities had a net unrealized gain of $877 million and $839 million at December 31, 2004 and 2003, respectively. Non-income producing fixed maturities were $84 million and $357 million at December 31, 2004 and 2003, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The cost or amortized cost and estimated fair value of bonds at December 31, 2004, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                        COST OR
                                                       AMORTIZED  ESTIMATED
                                                         COST     FAIR VALUE
                                                       ---------  ----------
                                                       (DOLLARS IN MILLIONS)
     Due in one year or less.......................... $  5,491    $  5,578
     Due after one year through five years............   24,326      25,491
     Due after five years through ten years...........   28,853      31,053
     Due after ten years..............................   34,736      39,052
                                                       --------    --------
        Subtotal......................................   93,406     101,174
     Mortgage-backed and other asset-backed securities   47,832      48,817
                                                       --------    --------
        Subtotal......................................  141,238     149,991
     Redeemable preferred stock.......................      274         255
                                                       --------    --------
        Total fixed maturities........................ $141,512    $150,246
                                                       ========    ========

   Bonds not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

   Sales or disposals of fixed maturities and equity securities classified as available-for-sale were as follows:

                                        YEARS ENDED DECEMBER 31,
                                       -------------------------
                                         2004     2003     2002
                                       -------  -------  -------
                                         (DOLLARS IN MILLIONS)
               Proceeds............... $53,643  $48,390  $34,918
               Gross investment gains. $   792  $   446  $ 1,683
               Gross investment losses $  (468) $  (452) $  (973)

   Gross investment losses above exclude writedowns recorded during 2004, 2003 and 2002 for other-than-temporarily impaired available-for-sale fixed maturities and equity securities of $93 million, $328 million and $1,342 million, respectively.

   The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table shows the estimated fair values and gross unrealized losses of the Company's fixed maturities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at December 31, 2004 and 2003:

                                                                  DECEMBER 31, 2004
                                            --------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                            LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                            -------------------- -------------------- --------------------
                                            ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                              FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                              VALUE      LOSS      VALUE      LOSS      VALUE      LOSS
                                            --------- ---------- --------- ---------- --------- ----------
                                                                (DOLLARS IN MILLIONS)
U.S. treasury/agency securities............  $ 4,399     $ 19     $    1      $ --     $ 4,400     $ 19
States and political subdivision securities       37       --         14         1          51        1
U.S. corporate securities..................    8,122       97      1,081        47       9,203      144
Foreign government securities..............      493        8         39         4         532       12
Foreign corporate securities...............    3,234       52        413        13       3,647       65
Residential mortgage-backed securities.....    7,257       49        215         3       7,472       52
Commercial mortgage-backed securities......    3,137       27        136         3       3,273       30
Asset-backed securities....................    3,424       22        203         7       3,627       29
Other fixed maturity securities............       37       33         12        --          49       33
                                             -------     ----     ------      ----     -------     ----
   Total bonds.............................   30,140      307      2,114        78      32,254      385
Redeemable preferred stocks................      255       19         --        --         255       19
                                             -------     ----     ------      ----     -------     ----
   Total fixed maturities..................  $30,395     $326     $2,114      $ 78     $32,509     $404
                                             =======     ====     ======      ====     =======     ====
Equity Securities..........................  $    78     $  5     $    4      $ --     $    82     $  5
                                             =======     ====     ======      ====     =======     ====
Total number of securities in an unrealized
  loss position............................    2,866                 244                 3,110
                                             =======              ======               =======

                                                                  DECEMBER 31, 2003
                                            --------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                            LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                            -------------------- -------------------- --------------------
                                            ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                              FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                              VALUE      LOSS      VALUE      LOSS      VALUE      LOSS
                                            --------- ---------- --------- ---------- --------- ----------
                                                                (DOLLARS IN MILLIONS)
U.S. treasury/agency securities............  $ 3,526     $ 23     $   --      $ --     $ 3,526     $ 23
States and political subdivision securities      131        8         --        --         131        8
U.S. corporate securities..................    6,338      136        962        92       7,300      228
Foreign government securities..............      225       20          2        --         227       20
Foreign corporate securities...............    2,446       57        331        13       2,777       70
Residential mortgage-backed securities.....    7,133       78         18         3       7,151       81
Commercial mortgage-backed securities......    1,998       13        227         2       2,225       15
Asset-backed securities....................    2,295       29        780        25       3,075       54
Other fixed maturity securities............       12       52         40        10          52       62
                                             -------     ----     ------      ----     -------     ----
   Total bonds.............................   24,104      416      2,360       145      26,464      561
Redeemable preferred stocks................      192       60        279        13         471       73
                                             -------     ----     ------      ----     -------     ----
   Total fixed maturities..................  $24,296     $476     $2,639      $158     $26,935     $634
                                             =======     ====     ======      ====     =======     ====
Equity Securities..........................  $    18     $  1     $   21      $ --     $    39     $  1
                                             =======     ====     ======      ====     =======     ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

SECURITIES LENDING PROGRAM

   The Company participates in a securities lending program whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $23,325 million and $22,290 million and an estimated fair value of $24,625 million and $23,461 million were on loan under the program at December 31, 2004 and 2003, respectively. The Company was liable for cash collateral under its control of $25,230 million and $24,065 million at December 31, 2004 and 2003, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

ASSETS ON DEPOSIT AND HELD IN TRUST

   The Company had investment assets on deposit with regulatory agencies with a fair market value of $1,315 million and $1,286 million at December 31, 2004 and 2003, respectively. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,880 million and $1,711 million at December 31, 2004 and 2003, respectively.

MORTGAGE AND OTHER LOANS

   Mortgage and other loans were categorized as follows:

                                                DECEMBER 31,
                                       ------------------------------
                                            2004            2003
                                       --------------  --------------
                                       AMOUNT  PERCENT AMOUNT  PERCENT
                                       ------- ------- ------- -------
                                            (DOLLARS IN MILLIONS)
          Commercial mortgage loans... $25,432    80%  $21,597    81%
          Agricultural mortgage loans.   5,654    18     5,166    19
          Other loans.................     639     2        --    --
                                       -------   ---   -------   ---
             Total....................  31,725   100%   26,763   100%
                                                 ===             ===
          Less: Valuation allowances..     154             126
                                       -------         -------
             Mortgage and other loans. $31,571         $26,637
                                       =======         =======

   Mortgage loans are collateralized by properties primarily located throughout the United States. At December 31, 2004, approximately 19%, 11% and 7% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

   Mortgage loans at December 31, 2004 and 2003 include $1,480 million and $1,998 million, respectively to MTL, a related party, in connection with Metropolitan Insurance and Annuity Company's ("MIAC") purchase of real estate from the Company in 2001 and 2003. MIAC was merged into MTL in 2004. In addition, certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $641 million and $639 million at December 31, 2004 and 2003, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Changes in loan valuation allowances for mortgage and other loans were as follows:

                                             YEARS ENDED DECEMBER 31,
                                             -----------------------
                                             2004     2003    2002
                                             ----     ----    ----
                                             (DOLLARS IN MILLIONS)
                  Balance, beginning of year $126     $122    $144
                  Additions.................   56       50      39
                  Deductions................  (28)     (46)    (56)
                  Acquisitions of affiliates   --       --      (5)
                                              ----     ----    ----
                  Balance, end of year...... $154     $126    $122
                                              ====     ====    ====

   A portion of the Company's mortgage and other loans was impaired and consisted of the following:

                                                              DECEMBER 31,
                                                              ------------------
                                                              2004         2003
                                                              ----         ----
                                                              (DOLLARS IN MILLIONS)
         Impaired mortgage loans with valuation allowances... $178         $286
         Impaired mortgage loans without valuation allowances  115          146
                                                                ----         ----
            Total............................................  293          432
         Less: Valuation allowances on impaired loans........   40           61
                                                                ----         ----
            Impaired loans................................... $253         $371
                                                                ====         ====

   The average investment in impaired loans was $376 million, $615 million and $1,068 million for the years ended December 31, 2004, 2003 and 2002, respectively. Interest income on impaired loans was $25 million, $55 million and $88 million for the years ended December 31, 2004, 2003 and 2002, respectively.

   The investment in restructured loans was $121 million and $188 million at December 31, 2004 and 2003, respectively. Interest income of $9 million, $19 million and $44 million was recognized on restructured loans for the years ended December 31, 2004, 2003 and 2002, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $11 million, $24 million and $41 million for the years ended December 31, 2004, 2003 and 2002, respectively.

   Mortgage and other loans with scheduled payments of 60 days (90 days for agricultural mortgages) or more past due or in foreclosure had an amortized cost of $35 million at both December 31, 2004 and 2003, respectively.

REAL ESTATE AND REAL ESTATE JOINT VENTURES

   Real estate and real estate joint ventures consisted of the following:

                                                                 DECEMBER 31,
                                                                --------------------
                                                                 2004       2003
                                                                 ------     ------
                                                                (DOLLARS IN MILLIONS)
 Real estate and real estate joint ventures held-for-investment $3,193     $2,786
 Impairments...................................................   (124)      (132)
                                                                 ------     ------
    Total......................................................  3,069      2,654
                                                                 ------     ------
 Real estate held-for-sale.....................................    262        635
 Impairments...................................................     (6)      (151)
 Valuation allowance...........................................     (4)       (12)
                                                                 ------     ------
    Total......................................................    252        472
                                                                 ------     ------
        Real estate and real estate joint ventures............. $3,321     $3,126
                                                                 ======     ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Accumulated depreciation on real estate was $1,222 million and $1,226 million at December 31, 2004 and 2003, respectively. Related depreciation expense was $116 million, $124 million and $180 million for the years ended December 31, 2004, 2003 and 2002, respectively. These amounts include $14 million, $34 million and $83 million of depreciation expense related to discontinued operations for the years ended December 31, 2004, 2003 and 2002, respectively.

   Real estate and real estate joint ventures were categorized as follows:

                                       DECEMBER 31,
                               ----------------------------
                                    2004           2003
                               -------------  -------------
                               AMOUNT PERCENT AMOUNT PERCENT
                               ------ ------- ------ -------
                                   (DOLLARS IN MILLIONS)
                   Office..... $1,800    55%  $1,597    51%
                   Retail.....    556    17      660    21
                   Apartments.    514    15      496    16
                   Land.......     47     1       77     2
                   Agriculture      1    --        1    --
                   Other......    403    12      295    10
                               ------   ---   ------   ---
                      Total... $3,321   100%  $3,126   100%
                               ======   ===   ======   ===

   The Company's real estate holdings are primarily located throughout the United States. At December 31, 2004, approximately 27%, 24% and 14% of the Company's real estate holdings were located in California, Texas and New York, respectively.

   Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                             YEARS ENDED DECEMBER 31,
                                             -----------------------
                                             2004     2003    2002
                                             ----     ----    ----
                                             (DOLLARS IN MILLIONS)
                  Balance, beginning of year $ 12     $ 11    $ 35
                  Additions.................   13       17      21
                  Deductions................  (21)     (16)    (45)
                                              ----     ----    ----
                  Balance, end of year...... $  4     $ 12    $ 11
                                              ====     ====    ====

   Investment income related to impaired real estate and real estate joint ventures held-for-investment was $15 million, $34 million and $49 million for the years ended December 31, 2004, 2003 and 2002, respectively. Investment income (expense) related to impaired real estate and real estate joint ventures held-for-sale was ($1) million, $1 million, and $2 million for the years ended December 31, 2004, 2003 and 2002, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $38 million and $67 million at December 31, 2004 and 2003, respectively.

   The Company owned real estate acquired in satisfaction of debt of $1 million at both December 31, 2004 and 2003, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

LEVERAGED LEASES

   Leveraged leases, included in other invested assets, consisted of the following:

                                              DECEMBER 31,
                                             --------------------
                                              2004       2003
                                              ------     ------
                                             (DOLLARS IN MILLIONS)
                   Investment............... $1,059     $  974
                   Estimated residual values    480        386
                                              ------     ------
                      Total.................  1,539      1,360
                   Unearned income..........   (424)      (380)
                                              ------     ------
                      Leveraged leases...... $1,115     $  980
                                              ======     ======

   The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from one to 15 years, but in certain circumstances are as long as 30 years. These receivables are generally collateralized by the related property. The Company's deferred income tax liability related to leveraged leases was $757 million and $870 million at December 31, 2004 and 2003, respectively.

FUNDS WITHHELD AT INTEREST

   Included in other invested assets at December 31, 2004 and 2003, were funds withheld at interest of $2,788 million and $2,890 million, respectively.

NET INVESTMENT INCOME

   The components of net investment income were as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                     -----------------------
                                                      2004     2003    2002
                                                     -------  ------- -------
                                                      (DOLLARS IN MILLIONS)
   Fixed maturities................................. $ 8,071  $ 7,757 $ 7,844
   Equity securities................................      65       26      42
   Mortgage and other loans.........................   1,840    1,811   1,840
   Real estate and real estate joint ventures.......     579      528     600
   Policy loans.....................................     492      510     512
   Other limited partnership interests..............     324       80      58
   Cash, cash equivalents and short-term investments      64       83     228
   Other............................................     249      251     230
                                                     -------  ------- -------
      Total.........................................  11,684   11,046  11,354
   Less: Investment expenses........................     879      767     801
                                                     -------  ------- -------
      Net investment income......................... $10,805  $10,279 $10,553
                                                     =======  ======= =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

NET INVESTMENT GAINS (LOSSES)

   Net investment gains (losses) were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   -----------------------
                                                    2004     2003    2002
                                                    -----   -----   -----
                                                   (DOLLARS IN MILLIONS)
        Fixed maturities.......................... $  81    $(373)  $(862)
        Equity securities.........................   150       39     230
        Mortgage and other loans..................   (54)     (51)    (21)
        Real estate and real estate joint ventures    12       20      (6)
        Other limited partnership interests.......    53      (84)     (2)
        Sales of businesses.......................    --        5      (7)
        Derivatives...............................  (232)    (122)   (140)
        Other.....................................   279        9     (24)
                                                    -----   -----   -----
           Total net investment gains (losses).... $ 289    $(557)  $(832)
                                                    =====   =====   =====

NET UNREALIZED INVESTMENT GAINS

   The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                       2004     2003     2002
                                                     -------  -------  -------
                                                       (DOLLARS IN MILLIONS)
Fixed maturities.................................... $ 8,571  $ 8,094  $ 6,701
Equity securities...................................     270      353       56
Derivatives.........................................    (494)    (395)     (24)
Other invested assets...............................     (69)     (55)       1
                                                     -------  -------  -------
   Total............................................   8,278    7,997    6,734
                                                     -------  -------  -------
Amounts allocated from:
   Future policy benefit loss recognition...........  (1,953)  (1,453)  (1,242)
   Deferred policy acquisition costs................    (407)    (495)    (366)
   Participating contracts..........................      --     (117)    (129)
   Policyholder dividend obligation.................  (2,119)  (2,130)  (1,882)
                                                     -------  -------  -------
   Total............................................  (4,479)  (4,195)  (3,619)
                                                     -------  -------  -------
Deferred income taxes...............................  (1,391)  (1,397)  (1,124)
                                                     -------  -------  -------
   Total............................................  (5,870)  (5,592)  (4,743)
                                                     -------  -------  -------
       Net unrealized investment gains (losses)..... $ 2,408  $ 2,405  $ 1,991
                                                     =======  =======  =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The changes in net unrealized investment gains were as follows:

                                                                      YEARS ENDED DECEMBER 31,
                                                                      -----------------------
                                                                       2004    2003     2002
                                                                      ------  ------  -------
                                                                       (DOLLARS IN MILLIONS)
Balance, beginning of year........................................... $2,405  $1,991  $ 1,799
Unrealized investment gains (losses) during the year.................    281     994    2,803
Unrealized investment gains (losses) relating to:
   Future policy benefit gains (losses) recognition..................   (500)   (211)  (1,212)
   Deferred policy acquisition costs.................................     88    (129)    (204)
   Participating contracts...........................................    117      12       (2)
   Policyholder dividend obligation..................................     11    (248)  (1,174)
Deferred income taxes................................................      6    (179)     (72)
Unrealized investment gains (losses) of subsidiaries at date of sale,
  net of deferred income taxes.......................................     --     175       53
                                                                      ------  ------  -------
Balance, end of year................................................. $2,408  $2,405  $ 1,991
                                                                      ------  ------  -------
Net change in unrealized investment gains (losses)................... $    3  $  414  $   192
                                                                      ======  ======  =======

STRUCTURED INVESTMENT TRANSACTIONS

   The Company securitizes high yield debt securities, investment grade bonds and structured finance securities. The Company has sponsored four securitizations with a total of approximately $1,341 million and $1,431 million in financial assets as of December 31, 2004 and 2003, respectively. The Company's beneficial interests in these SPEs as of December 31, 2004 and 2003 and the related investment income for the years ended December 31, 2004, 2003 and 2002 were insignificant.

   The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $636 million and $849 million at December 31, 2004 and 2003, respectively. The related net investment income recognized was $44 million and $78 million for the years ended December 31, 2004 and 2003, respectively. For the year ended December 31, 2002, there was insignificant related income.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

VARIABLE INTEREST ENTITIES

   As discussed in Note 1, the Company has adopted the provisions of FIN 46 and FIN 46(r). The adoption of FIN 46(r) required the Company to consolidate certain VIEs for which it is the primary beneficiary. The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that (i) it is the primary beneficiary and which are consolidated in the Company's consolidated financial statements at December 31, 2004, and (ii) it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                     DECEMBER 31, 2004
                                  -------------------------------------------------------
                                      PRIMARY BENEFICIARY       NOT PRIMARY BENEFICIARY
                                  --------------------------- ---------------------------
                                    TOTAL    MAXIMUM EXPOSURE   TOTAL    MAXIMUM EXPOSURE
                                  ASSETS (1)   TO LOSS (2)    ASSETS (1)   TO LOSS (2)
                                  ---------- ---------------- ---------- ----------------
                                                   (DOLLARS IN MILLIONS)
Asset-backed securitizations and
  collateralized debt obligations    $ --          $ --         $1,418         $  3
Real estate joint ventures (3)...      15            13            132           --
Other limited partnerships (4)...     245           188            900          146
Other structured investments (5).      --            --            856          103
                                     ----          ----         ------         ----
   Total.........................    $260          $201         $3,306         $252
                                     ====          ====         ======         ====

--------
(1)The assets of the asset-backed securitizations and collateralized debt obligations are reflected at fair value at December 31, 2004. The assets of the real estate joint ventures, other limited partnerships and other structured investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.
(2)The maximum exposure to loss of the asset-backed securitizations and collateralized debt obligations is equal to the carrying amounts of retained interests. In addition, the Company provides collateral management services for certain of these structures for which it collects a management fee. The maximum exposure to loss relating to real estate joint ventures, other limited partnerships and other structured investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.
(3)Real estate joint ventures include partnerships and other ventures, which engage in the acquisition, development, management and disposal of real estate investments.
(4)Other limited partnerships include partnerships established for the purpose of investing in real estate funds, public and private debt and equity securities, as well as limited partnerships established for the purpose of investing in low-income housing that qualifies for federal tax credits.
(5)Other structured investments include an offering of a collateralized fund of funds based on the securitization of a pool of private equity funds.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS

   The following table provides a summary of the notional amounts and fair value of derivative financial instruments held at:

                               DECEMBER 31, 2004           DECEMBER 31, 2003
                          --------------------------- ---------------------------
                                     CURRENT MARKET              CURRENT MARKET
                                     OR FAIR VALUE               OR FAIR VALUE
                          NOTIONAL ------------------ NOTIONAL ------------------
                           AMOUNT  ASSETS LIABILITIES  AMOUNT  ASSETS LIABILITIES
                          -------- ------ ----------- -------- ------ -----------
                                           (DOLLARS IN MILLIONS)
Interest rate swaps...... $12,215   $276    $   19    $ 9,921   $189     $ 36
Interest rate floors.....   2,065     24        --        325      5       --
Interest rate caps.......   7,045     12        --      9,195     29       --
Financial futures........     417     --         5      1,015      8       24
Foreign currency swaps...   7,457    149     1,274      4,679      9      791
Foreign currency forwards     888     --        57        528     --       10
Options..................     263      8         7      6,065      7       --
Financial forwards.......     326     --        --      1,310      2        3
Credit default swaps.....   1,879     10         5        605      2        1
Synthetic GICs...........   5,869     --        --      5,177     --       --
Other....................     450      1         1         --     --       --
                          -------   ----    ------    -------   ----     ----
   Total................. $38,874   $480    $1,368    $38,820   $251     $865
                          =======   ====    ======    =======   ====     ====

   The following table provides a summary of the notional amounts of derivative financial instruments by maturity at December 31, 2004:

                                                     REMAINING LIFE
                          ---------------------------------------------------------------------
                          ONE YEAR   AFTER ONE YEAR   AFTER FIVE YEARS
                          OR LESS  THROUGH FIVE YEARS THROUGH TEN YEARS AFTER TEN YEARS  TOTAL
                          -------- ------------------ ----------------- --------------- -------
                                                  (DOLLARS IN MILLIONS)
Interest rate swaps......  $1,878       $ 6,427            $ 2,051          $1,859      $12,215
Interest rate floors.....      --            --              2,065              --        2,065
Interest rate caps.......   2,025         5,020                 --              --        7,045
Financial futures........     417            --                 --              --          417
Foreign currency swaps...     268         3,405              3,110             674        7,457
Foreign currency forwards     888            --                 --              --          888
Options..................       6            --                256               1          263
Financial forwards.......     326            --                 --              --          326
Credit default swaps.....     301         1,204                374              --        1,879
Synthetic GICs...........   1,000         1,000              3,869              --        5,869
Other....................     450            --                 --              --          450
                           ------       -------            -------          ------      -------
   Total.................  $7,559       $17,056            $11,725          $2,534      $38,874
                           ======       =======            =======          ======      =======

   Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

   In exchange-traded Treasury and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of Treasury and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchanges.

   Exchange-traded Treasury futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury performance. The value of Treasury futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

   Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

   In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

   In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

   Swaptions are used by the Company primarily to sell, or monetize, embedded call options in its fixed rate liabilities. A swaption is an option to enter into a swap with an effective date equal to the exercise date of the embedded call and a maturity date equal to the maturity date of the underlying liability. The Company receives a premium for entering into the swaption.

   Equity options are used by the Company primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

   The Company enters into financial forwards, primarily "to-be-announced" ("TBA") securities, to gain exposure to the investment risk and return of securities not yet available. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

   Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Credit default swaps are also used in replication synthetic asset transactions ("RSATs") to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. RSATs are a combination of a derivative and usually a U.S. Treasury or Agency security. RSATs that involve the use of credit default swaps are included in such classification in the preceding table.

   Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. TRRs can be used as hedges or RSATs and are included in the other classification in the preceding table.

   A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium.

HEDGING

   The table below provides a summary of the notional amount and fair value of derivatives by type of hedge designation at:

                           DECEMBER 31, 2004           DECEMBER 31, 2003
                      --------------------------- ---------------------------
                                   FAIR VALUE                  FAIR VALUE
                      NOTIONAL ------------------ NOTIONAL ------------------
                       AMOUNT  ASSETS LIABILITIES  AMOUNT  ASSETS LIABILITIES
                      -------- ------ ----------- -------- ------ -----------
                                       (DOLLARS IN MILLIONS)
   Fair value........ $ 4,850   $173    $  233    $ 3,678   $ 27     $291
   Cash flow.........   8,057     40       664     12,968     54      422
   Foreign operations     535     --        47        527     --       10
   Non-qualifying....  25,432    267       424     21,647    170      142
                      -------   ----    ------    -------   ----     ----
      Total.......... $38,874   $480    $1,368    $38,820   $251     $865
                      =======   ====    ======    =======   ====     ====

   The following table provides the settlement payments recorded in income for the:

                                                           YEAR ENDED DECEMBER 31,
                                                           ----------------------
                                                            2004    2003    2002
                                                            -----   ----    ----
                                                           (DOLLARS IN MILLIONS)
    Qualifying hedges:
       Net investment income.............................. $(144)   $(61)   $(4)
       Interest credited to policyholder account balances.    45      --     --
    Non-qualifiying hedges:
       Net investment gains (losses)......................    51      84     32
                                                            -----    ----   ---
           Total.......................................... $ (48)   $ 23    $28
                                                            =====    ====   ===

FAIR VALUE HEDGES

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities; and (iii) treasury futures to hedge against changes in value of fixed rate securities.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company recognized Net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                         -----------------------
                                                          2004     2003    2002
                                                          -----    -----   ----
                                                         (DOLLARS IN MILLIONS)
    Changes in the fair value of derivatives............ $ 196    $(184)   $(30)
    Changes in the fair value of items hedged...........  (152)     158      34
                                                          -----    -----   ----
    Net ineffectiveness of fair value hedging activities $  44    $ (26)   $  4
                                                          =====    =====   ====

   All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

CASH FLOW HEDGES

   The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; (iv) treasury futures to hedge against changes in value of securities to be acquired; (v) treasury futures to hedge against changes in interest rates on liabilities to be issued; and (vi) financial forwards to gain exposure to the investment risk and return of securities not yet available.

   For the years ended December 31, 2004, 2003 and 2002, the Company recognized Net investment gains (losses) of ($5) million, ($69) million, and ($3) million, respectively, which represented the ineffective portion of all cash flow hedges. All components of each derivative's gains or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

   Presented below is a roll forward of the components of other comprehensive income (loss), before income taxes, related to cash flow hedges:

                                                                       YEAR ENDED DECEMBER 31,
                                                                       ----------------------
                                                                        2004    2003    2002
                                                                       -----   -----   -----
                                                                       (DOLLARS IN MILLIONS)
Other comprehensive income (loss) balance at the beginning of the year $(385)  $ (24)  $  71
Gains (losses) deferred in other comprehensive income (loss) on the
  effective portion of cash flow hedges...............................   (57)   (355)   (142)
Amounts reclassified to net investment income.........................     2       2      57
Amortization of transition adjustment.................................    (7)     (8)    (10)
                                                                       -----   -----   -----
Other comprehensive income (losses) balance at the end of the year.... $(447)  $(385)  $ (24)
                                                                       =====   =====   =====

   At December 31, 2004, approximately $34 million of the deferred net gains on derivatives accumulated in Other comprehensive income (loss) are expected to be reclassified to earnings during the year ending December 31, 2005.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

   The Company uses forward exchange contracts to hedge portions of its net investment in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness based upon the change in forward rates. There was no ineffectiveness recorded in 2004, 2003, or 2002. For the years ended December 31, 2004 and 2003, the Company recorded net unrealized foreign currency losses of $47 million and $10 million, respectively, in other comprehensive income (loss) related to hedges of its net investments in foreign operations. For the year ended December 31, 2004, the Company recorded a foreign currency translation loss of $10 million, in Other comprehensive income
(loss) related to the disposal of certain hedges of net investments in foreign operations. There were no disposals of such hedges for the year ended December 31, 2003.

NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

   The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and Treasury futures to minimize its exposure to interest rate volatility; (ii) foreign currency forwards and swaps to minimize its exposure to adverse movements in exchange rates; (iii) swaptions to sell embedded call options in fixed rate liabilities;
(iv) credit default swaps to minimize its exposure to adverse movements in credit; (v) equity futures and equity options to economically hedge liabilities embedded in certain variable annuity products; (vi) synthetic GICs to synthetically create traditional GICs; and (vii) RSATs and TRRs to synthetically create investments.

   For the years ended December 31, 2004, 2003 and 2002, the Company recognized as Net investment gains (losses) changes in fair value of ($163) million, ($118) million and ($172) million, respectively, related to derivatives that do not qualify as hedge accounting.

EMBEDDED DERIVATIVES

   The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed rate of return contracts, and modified coinsurance contracts. The fair value of the Company's embedded derivative assets was $43 million at both December 31, 2004 and 2003. The fair value of the Company's embedded derivative liabilities was $26 million and $33 million at December 31, 2004 and 2003, respectively. The amount recorded to Net investment gains (losses) during the years ended December 31, 2004 and 2003 were gains of $34 million and $19 million, respectively. There were no amounts recorded to Net investment gains (losses) during the year ended December 31, 2002 related to embedded derivatives.

CREDIT RISK

   The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date. Because exchange traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative financial instruments.

   The Company manages its credit risk by entering into derivative transactions with creditworthy counterparties. In addition, the Company enters into over-the-counter derivatives pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange traded futures and options through regulated exchanges and these positions are marked to market and margined on a daily basis.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  INSURANCE

DEFERRED POLICY ACQUISITION COSTS

   Information regarding VOBA and DAC for the years ended December 31, 2002, 2003 and 2004 is as follows:

                                                        DEFERRED
                                              VALUE OF   POLICY
                                              BUSINESS ACQUISITION
                                              ACQUIRED    COSTS     TOTAL
                                              -------- ----------- -------
                                                  (DOLLARS IN MILLIONS)
     Balance at January 1, 2002..............  $1,502    $ 8,969   $10,471
     Capitalizations.........................      --      2,227     2,227
                                               ------    -------   -------
            Total............................   1,502     11,196    12,698
     Amortization related to:
        Net investment gains (losses)........      16         (5)       11
        Unrealized investment gains (losses).      31        173       204
        Other expenses.......................     121      1,380     1,501
                                               ------    -------   -------
            Total amortization...............     168      1,548     1,716
     Dispositions and other..................    (463)      (853)   (1,316)
                                               ------    -------   -------
     Balance at December 31, 2002............     871      8,795     9,666
     Capitalizations.........................      --      1,982     1,982
     Acquisitions............................      --        218       218
                                               ------    -------   -------
            Total............................     871     10,995    11,866
     Amortization related to:
        Net investment gains (losses)........      (5)       (21)      (26)
        Unrealized investment gains (losses).      (9)       138       129
        Other expenses.......................      49      1,332     1,381
                                               ------    -------   -------
            Total amortization...............      35      1,449     1,484
     Dispositions and other..................      --       (150)     (150)
                                               ------    -------   -------
     Balance at December 31, 2003............     836      9,396    10,232
     Capitalizations.........................      --      1,817     1,817
                                               ------    -------   -------
            Total............................     836     11,213    12,049
     Amortization related to:
        Net investment gains (losses)........       1          5         6
        Unrealized investment gains (losses).     (76)       (12)      (88)
        Other expenses.......................      81      1,055     1,136
                                               ------    -------   -------
            Total amortization...............       6      1,048     1,054
     Dispositions and other..................     (23)        99        76
                                               ------    -------   -------
     Balance at December 31, 2004............  $  807    $10,264   $11,071
                                               ======    =======   =======

   The estimated future amortization expense allocated to other expenses for VOBA is $73 million in 2005, $68 million in 2006, $65 million in 2007, $63 million in 2008 and $63 million in 2009.

   Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES regarding the amount that would have been amortized if such gains and losses had been recognized, and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

SALES INDUCEMENTS

   Changes in deferred sales inducements are as follows:

                                              SALES INDUCEMENTS
                                            ---------------------
                                            (DOLLARS IN MILLIONS)
               Balance at January 1, 2004..          $52
               Capitalization..............           29
               Amortization................           (6)
                                                     ---
               Balance at December 31, 2004          $75
                                                     ===

LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

   The following table provides an analysis of the activity in the liability for unpaid claims and claim expenses relating to property and casualty group accident and non-medical health policies and contracts:

                                             YEARS ENDED DECEMBER 31,
                                            -------------------------
                                              2004     2003     2002
                                            -------  -------  -------
                                              (DOLLARS IN MILLIONS)
          Balance at January 1............. $ 3,560  $ 4,821  $ 4,597
             Reinsurance recoverables......    (284)    (496)    (457)
                                            -------  -------  -------
          Net balance at January 1.........   3,276    4,325    4,140
                                            -------  -------  -------
          Incurred related to:
             Current year..................   2,491    3,816    4,219
             Prior years...................      (9)      28      (81)
                                            -------  -------  -------
                                              2,482    3,844    4,138
                                            -------  -------  -------
          Paid related to:
             Current year..................  (1,519)  (2,153)  (2,559)
             Prior years...................    (679)  (1,290)  (1,332)
                                            -------  -------  -------
                                             (2,198)  (3,443)  (3,891)
                                            -------  -------  -------
          Dispositions.....................      --   (1,450)     (62)
          Net Balance at December 31.......   3,560    3,276    4,325
             Add: Reinsurance recoverables.     287      284      496
                                            -------  -------  -------
          Balance at December 31........... $ 3,847  $ 3,560  $ 4,821
                                            =======  =======  =======

GUARANTEES

   The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits") and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

   The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid up benefit.

   The Company had the following types of guarantees relating to annuity and universal and variable life contracts at:

                                                      DECEMBER 31, 2004
   ANNUITY CONTRACTS                            --------------------------
                                                    IN THE          AT
                                                EVENT OF DEATH ANNUITIZATION
                                                -------------- -------------
                                                    (DOLLARS IN MILLIONS)
   RETURN OF NET DEPOSITS
      Separate account value...................   $   2,039            N/A
      Net amount at risk.......................   $      11(1)         N/A
      Average attained age of contractholders..    58 years            N/A
   ANNIVERSARY CONTRACT VALUE OR MINIMUM RETURN
      Separate account value...................   $  29,834      $   2,659
      Net amount at risk.......................   $     735(1)   $       7(2)
      Average attained age of contractholders..    61 years       56 years
   TWO TIER ANNUITIES
      General account value....................         N/A      $     301
      Net amount at risk.......................         N/A      $      36(3)
      Average attained age of contractholders..         N/A       58 years

                                                      DECEMBER 31, 2004
   UNIVERSAL AND VARIABLE LIFE CONTRACTS        --------------------------
                                                  SECONDARY       PAID UP
                                                  GUARANTEES    GUARANTEES
                                                -------------- -------------
                                                    (DOLLARS IN MILLIONS)
   Account value (general and separate account)   $   4,715      $   1,659
   Net amount at risk..........................   $  94,163(1)   $  16,830(1)
   Average attained age of policyholders.......    45 years       51 years

--------
(1)The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.
(2)The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.
(3)The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

   The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts are as follows:

                                                          UNIVERSAL AND VARIABLE
                                  ANNUITY CONTRACTS          LIFE CONTRACTS
                             ---------------------------  ---------------------
                                             GUARANTEED
                               GUARANTEED   ANNUITIZATION SECONDARY    PAID UP
                             DEATH BENEFITS   BENEFITS    GUARANTEES  GUARANTEES TOTAL
                             -------------- ------------- ----------  ---------- -----
                                              (DOLLARS IN MILLIONS)
Balance at January 1, 2004..      $ 8            $16         $ 6         $ 6     $ 36
Incurred guaranteed benefits        4             (9)          4           1       --
Paid guaranteed benefits....       (6)            --          (4)         --      (10)
                                  ---            ---         ---         ---     ----
Balance at December 31, 2004      $ 6            $ 7         $ 6         $ 7     $ 26
                                  ===            ===         ===         ===     ====

   Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows at:

                                          DECEMBER 31, 2004
                                        ---------------------
                                        (DOLLARS IN MILLIONS)
                  Mutual Fund Groupings
                     Equity............        $18,873
                     Bond..............          2,270
                     Balanced..........            886
                     Money Market......            212
                     Specialty.........             79
                                               -------
                         Total.........        $22,320
                                               =======

SEPARATE ACCOUNTS

   Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $53,382 million and $47,198 million at December 31, 2004 and 2003, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $15,125 million and $16,463 million at December 31, 2004 and 2003, respectively. The latter category consisted primarily of Met Managed Guaranteed Interest Contracts and participating close-out contracts. The average interest rates credited on these contracts were 4.7% and 4.5% at December 31, 2004 and 2003, respectively.

   Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $518 million, $451 million and $461 million for the years ended December 31, 2004, 2003 and 2002, respectively.

   At December 31, 2004, fixed maturities, equity securities, and cash and cash equivalents reported on the consolidated balance sheet include $27 million, $20 million and $1 million, respectively, of the Company's proportional interest in separate accounts.

   For the year ended December 31, 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  REINSURANCE

   The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 90% of the mortality risk for all new individual life insurance policies that it writes through its various franchises. This practice was initiated by different franchises for different products starting at various points in time between 1992 and 2000. The Company retains up to $25 million on single life policies and $30 million on survivorship policies and reinsures 100% of amounts in excess of the Company's retention limits. The Company reinsures a portion of the mortality risk on its universal life policies. The Company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

   In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which are an inherent risk of the property and casualty business and could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

   The Company has also protected itself through the purchase of combination risk coverage. This reinsurance coverage pools risks from several lines of business and includes individual and group life claims in excess of $2 million per policy, as well as excess property and casualty losses for 2003 and 2002, among others. The Company also reinsures with affiliates certain guarantees in connection with benefit features offered under some of its individual variable annuities.

   In the Reinsurance Segment, Reinsurance Group of America, Incorporated ("RGA"), retains a maximum of $6 million of coverage per individual life with respect to its assumed reinsurance business.

   See Note 10 for information regarding certain excess of loss reinsurance agreements providing coverage for risks associated primarily with sales practices claims.

   The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                            -------------------------
                                                              2004     2003     2002
                                                            -------  -------  -------
                                                              (DOLLARS IN MILLIONS)
Direct premiums............................................ $15,419  $16,843  $17,859
Reinsurance assumed........................................   4,334    3,568    2,948
Reinsurance ceded..........................................  (2,241)  (2,260)  (2,346)
                                                            -------  -------  -------
Net premiums............................................... $17,512  $18,151  $18,461
                                                            =======  =======  =======
Reinsurance recoveries netted against policyholder benefits $ 1,821  $ 2,175  $ 2,478
                                                            =======  =======  =======

   Reinsurance recoverables, included in premiums and other receivables, were $3,597 million and $3,692 million at December 31, 2004 and 2003, respectively, including $1,302 million and $1,341 million, respectively, relating to reinsurance of long-term guaranteed interest contracts and structured settlement lump sum contracts accounted for as a financing transaction. Reinsurance and ceded commissions payables, included in other liabilities, were $68 million and $102 million at December 31, 2004 and 2003, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Included in Premiums and other receivables are reinsurance due from Exeter Reassurance Company, Limited, a related party, of $493 million and $507 million at December 31, 2004 and 2003, respectively.

   Included in future policy benefits, other policyholder funds and policyholder account balances are reinsurance liabilities assumed from MTL, MetLife Investors Group, Inc., First MetLife Investor's Insurance Company, MetLife Investor's Insurance Company, and Cova Corporation related parties, of $796 million, $2,505 million, and $243 million, respectively, at December 31, 2004. Included in future policy benefits, other policyholder funds and policyholder account balances are reinsurance liabilities assumed from MIAC, Cova Corporation, and MetLife International Holdings, Inc., related parties of $790 million, $1,807 million, and $190 million, respectively, at December 31, 2003.

6.  CLOSED BLOCK

   On April 7, 2000 (the "date of demutualization"), Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

   The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

   The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

   Closed block liabilities and assets designated to the closed block are as follows:

                                                                         YEARS ENDED DECEMBER 31,
                                                                         -----------------------
                                                                           2004         2003
                                                                           -------     -------
                                                                         (DOLLARS IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits.................................................. $42,348      $41,928
Other policyholder funds................................................     258          260
Policyholder dividends payable..........................................     690          682
Policyholder dividend obligation........................................   2,243        2,130
Payables under securities loaned transactions...........................   4,287        6,418
Other liabilities.......................................................     199          180
                                                                           -------     -------
       Total closed block liabilities...................................  50,025       51,598
                                                                           -------     -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
   Fixed maturities available-for-sale, at fair value
     (amortized cost: $27,757 and $30,381, respectively)................  29,766       32,348
   Equity securities, at fair value (cost: $898 and $217, respectively).     979          250
   Mortgage loans on real estate........................................   8,165        7,431
   Policy loans.........................................................   4,067        4,036
   Short-term investments...............................................     101          123
   Other invested assets................................................     221          108
                                                                           -------     -------
       Total investments................................................  43,299       44,296
Cash and cash equivalents...............................................     325          531
Accrued investment income...............................................     511          527
Deferred income taxes...................................................   1,002        1,043
Premiums and other receivables..........................................     103          164
                                                                           -------     -------
       Total assets designated to the closed block......................  45,240       46,561
                                                                           -------     -------
Excess of closed block liabilities over assets designated to the closed
  block.................................................................   4,785        5,037
                                                                           -------     -------
Amounts included in accumulated other comprehensive loss:
   Net unrealized investment gains, net of deferred
     income tax of $752 and $730, respectively..........................   1,338        1,270
   Unrealized derivative gains (losses), net of deferred income
     tax benefit of ($31) and ($28), respectively.......................     (55)         (48)
   Allocated from policyholder dividend obligation, net of
     deferred income tax benefit of ($763) and ($778), respectively.....  (1,356)      (1,352)
                                                                           -------     -------
                                                                             (73)        (130)
                                                                           -------     -------
Maximum future earnings to be recognized from closed
  block assets and liabilities.......................................... $ 4,712      $ 4,907
                                                                           =======     =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding the policyholder dividend obligation is as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2004     2003    2002
                                                              ------   ------  ------
                                                              (DOLLARS IN MILLIONS)
Balance at beginning of year................................. $2,130   $1,882  $  708
Impact on revenues, net of expenses and income taxes.........    124       --      --
Change in unrealized investment and derivative gains (losses)    (11)     248   1,174
                                                              ------   ------  ------
Balance at end of year....................................... $2,243   $2,130  $1,882
                                                              ======   ======  ======

   Closed block revenues and expenses were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ----------------------
                                                    2004      2003    2002
                                                   ------    ------  ------
                                                   (DOLLARS IN MILLIONS)
      REVENUES
      Premiums.................................... $3,156    $3,365  $3,551
      Net investment income and other revenues....  2,504     2,554   2,568
      Net investment gains (losses)...............    (19)     (128)     11
                                                   ------    ------  ------
         Total revenues...........................  5,641     5,791   6,130
                                                   ------    ------  ------
      EXPENSES
      Policyholder benefits and claims............  3,480     3,660   3,770
      Policyholder dividends......................  1,458     1,509   1,573
      Change in policyholder dividend obligation..    124        --      --
      Other expenses..............................    275       297     310
                                                   ------    ------  ------
         Total expenses...........................  5,337     5,466   5,653
                                                   ------    ------  ------
      Revenues net of expenses before income taxes    304       325     477
      Income taxes................................    109       118     173
                                                   ------    ------  ------
      Revenues net of expenses and income taxes... $  195    $  207  $  304
                                                   ======    ======  ======

   The change in maximum future earnings of the closed block is as follows:

                                             YEARS ENDED DECEMBER 31,
                                             ----------------------
                                              2004     2003    2002
                                             ------   ------  ------
                                              (DOLLARS IN MILLIONS)
            Balance at end of year.......... $4,712   $4,907  $5,114
            Less:
               Reallocation of assets.......     --       --      85
               Balance at beginning of year.  4,907    5,114   5,333
                                             ------   ------  ------
            Change during year.............. $ (195)  $ (207) $ (304)
                                             ======   ======  ======

   During the year ended December 31, 2002, the allocation of assets to the closed block was revised to appropriately classify assets in accordance with the plan of demutualization. The reallocation of assets had no impact on consolidated assets or liabilities.

   Metropolitan Life charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the plan of demutualization. Metropolitan Life also charges the closed block for expenses of maintaining the policies included in the closed block.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

7.  DEBT

   Debt consisted of the following:

                                                                                  DECEMBER 31,
                                                                                  ---------------------
                                                                                   2004       2003
                                                                                    ------     ------
                                                                                  (DOLLARS IN MILLIONS)
Surplus notes, interest rates ranging from 7.00% to 7.88%, maturity dates ranging
  from 2005 to 2025.............................................................. $  946     $  940
Capital notes, interest rates of 7.13%, maturity dates ranging from
  2032 to 2033...................................................................    500        500
Senior notes, interest rates ranging from 6.75% to 7.25%, maturity dates ranging
  from 2006 to 2011..............................................................    300        299
Fixed rate notes, interest rates ranging from 2.99% to 6.38%, maturity dates
  ranging from 2005 to 2006......................................................    106        103
Capital lease obligations........................................................     65         74
Other notes with varying interest rates..........................................    133        139
                                                                                    ------     ------
Total long-term debt.............................................................  2,050      2,055
Total short-term debt............................................................  1,445      3,536
                                                                                    ------     ------
   Total......................................................................... $3,495     $5,591
                                                                                    ======     ======

   The Company maintains committed and unsecured credit facilities aggregating $2.7 billion ($1.06 billion expiring in 2005, $175 million expiring in 2006 and $1.5 billion expiring in 2009). If these facilities were drawn upon, they would bear interest at varying rates in accordance with the respective agreements. The facilities can be used for general corporate purposes and $2.5 billion of the facilities also serve as back-up lines of credit for the Company's commercial paper programs. At December 31, 2004, the Company had drawn approximately $56 million under the facilities expiring in 2005 at interest rates ranging from 5.44% to 6.38% and approximately another $50 million under the facility expiring in 2006 at an interest rate of 2.99%. In April 2003, the Company replaced an expiring $1 billion five-year credit facility with a $1 billion 364-day credit facility and the Holding Company was added as a borrower. In May 2003, the Company replaced an expiring $140 million three-year credit facility with a $175 million three-year credit facility, which expires in 2006. In April 2004, the Company replaced the $2.25 billion credit facilities expiring in 2004 and 2005, with a $1.0 billion 364-day credit facility expiring in 2005 and a $1.5 billion five-year credit facility expiring in 2009.

   At December 31, 2004, the Company had $569 million in outstanding letters of credit from various banks.

   Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the insurance department of the state of domicile.

   The aggregate maturities of long-term debt for the Company are $430 million in 2005, $160 million in 2006, $11 million in 2007, $24 million in 2008, $14 million in 2009 and $1,411 million thereafter.

   Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 2.3% and a weighted average maturity of 27 days at December 31, 2004. Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 1.1% and a weighted average maturity of 33 days at December 31, 2003. The Company has no other collateralized borrowings at December 31, 2004. Such securities had a weighted average coupon rate of 5.07% and a weighted average maturity of 30 days at December 31, 2003.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Interest expense related to the Company's indebtedness included in other expenses was $201 million, $265 million and $208 million for the years ended December 31, 2004, 2003 and 2002, respectively.

8. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

   GENAMERICA CAPITAL I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. GenAmerica has fully and unconditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities any time after June 30, 2007. Capital securities outstanding were $119 million, net of unamortized discounts of $6 million, at both December 31, 2004 and 2003. Interest expense on these instruments is included in other expenses and was $11 million for each of the years ended December 31, 2004, 2003 and 2002.

   RGA CAPITAL TRUST I. In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051, and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $159 million and $158 million for the years ended December 31, 2004 and 2003, respectively, net of unamortized discount of $66 million and $67 million for the years ended December 31, 2004 and 2003, respectively.

9.  INCOME TAXES

   The provision for income taxes for continuing operations was as follows:

                                             YEARS ENDED DECEMBER 31,
                                             -----------------------
                                             2004     2003    2002
                                             ----     ----    -----
                                             (DOLLARS IN MILLIONS)
                  Current:
                     Federal................ $838     $347   $ 820
                     State and local........   45       19     (18)
                     Foreign................    5        2      (5)
                                              ----     ----   -----
                                              888      368     797
                                              ----     ----   -----

                  Deferred:
                     Federal................   13      272    (328)
                     State and local........   (7)      27      17
                     Foreign................   --       --      12
                                              ----     ----   -----
                                                6      299    (299)
                                              ----     ----   -----
                  Provision for income taxes $894     $667   $ 498
                                              ====     ====   =====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                        2004      2003   2002
                                                        ------   -----   ----
                                                       (DOLLARS IN MILLIONS)
    Tax provision at U.S. statutory rate.............. $1,100    $ 826   $566

    Tax effect of:
       Tax exempt investment income...................    (69)    (101)   (86)
       State and local income taxes...................     17       42     18
       Prior year taxes...............................   (104)     (25)    (8)
       Foreign operations net of foreign income taxes.    (25)     (17)     4
       Other, net.....................................    (25)     (58)     4
                                                        ------   -----   ----
    Provision for income taxes........................ $  894    $ 667   $498
                                                        ======   =====   ====

   The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. In 2004 the Company recorded an adjustment of $91 million for the settlement of all federal income tax issues relating to the IRS's audit of the Company's tax returns for the years 1997-1999. Such settlement is reflected in the current year tax expense as an adjustment to prior year taxes. The Company also received $22 million in interest on such settlement and incurred an $8 million tax expense on such settlement for a total impact to net income of $105 million. The current IRS examination covers the years 2000-2002. The Company regularly assesses the likelihood of additional assessments in each taxing jurisdiction resulting from current and subsequent years' examinations. Liabilities for income taxes have been established for future income tax assessments when it is probable there will be future assessments and the amount thereof can be reasonably estimated. Once established, liabilities for uncertain tax positions are adjusted only when there is more information available or when an event occurs necessitating a change to the liabilities. The Company believes that the resolution of income tax matters for open years will not have a material effect on its consolidated financial statements although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                DECEMBER 31,
                                                              --------------------
                                                                2004       2003
                                                               -------    -------
                                                              (DOLLARS IN MILLIONS)
 Deferred income tax assets:
    Policyholder liabilities and receivables................. $ 2,998    $ 2,618
    Net operating losses.....................................     216        245
    Capital loss carryforwards...............................     108         92
    Litigation related.......................................      84         86
    Other....................................................     124         52
                                                               -------    -------
                                                                3,530      3,093
    Less: Valuation allowance................................      16         16
                                                               -------    -------
                                                                3,514      3,077
                                                               -------    -------
 Deferred income tax liabilities:
    Investments..............................................   1,554      1,352
    Deferred policy acquisition costs........................   3,095      2,815
    Employee benefits........................................     114        151
    Net unrealized investment gains..........................   1,391      1,397
    Other....................................................      31         58
                                                               -------    -------
                                                                6,185      5,773
                                                               -------    -------
 Net deferred income tax liability........................... $(2,671)   $(2,696)
                                                               =======    =======

   Domestic net operating loss carryforwards amount to $561 million at December 31, 2004 and will expire beginning in 2014. Domestic capital loss carryforwards amount to $249 million at December 31, 2004 and will expire beginning in 2005. Foreign net operating loss carryforwards amount to $45 million at December 31, 2004 and were generated in various foreign countries with expiration periods of five years to infinity.

   The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

10.  COMMITMENTS, CONTINGENCIES AND GUARANTEES

LITIGATION

   The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

   Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

   On a quarterly and yearly basis, the Company reviews relevant information with respect to liabilities for litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Unless stated below, estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2004.

  SALES PRACTICES CLAIMS

   Over the past several years, Metropolitan Life, New England Mutual Life Insurance Company ("New England Mutual") and General American Life Insurance Company ("General American") have faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

   In December 1999, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company between January 1, 1982 and December 31, 1997. The class includes owners of approximately six million in-force or terminated insurance policies and approximately one million in-force or terminated annuity contracts or certificates.

   Similar sales practices class actions against New England Mutual, with which Metropolitan Life merged in 1996, and General American, which was acquired in 2000, have been settled. In October 2000, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by New England Mutual between January 1, 1983 through August 31, 1996. The class includes owners of approximately 600,000 in-force or terminated policies. A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by General American between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement. The class includes owners of approximately 250,000 in-force or terminated policies.

   Certain class members have opted out of the class action settlements noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits have been brought. As of December 31, 2004, there are approximately 328 sales practices lawsuits pending against Metropolitan Life; approximately 49 sales practices lawsuits pending against New England Mutual, New England Life Insurance Company, and New England Securities Corporation (collectively, "New England"); and approximately 54 sales practices lawsuits pending against General American. Metropolitan Life, New England and General

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

American continue to defend themselves vigorously against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

   The Metropolitan Life class action settlement did not resolve two putative class actions involving sales practices claims filed against Metropolitan Life in Canada, and these actions remain pending.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life, New England and General American.

   Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's, New England's, or General American's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

  ASBESTOS-RELATED CLAIMS

   Metropolitan Life is also a defendant in thousands of lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits principally have been based upon allegations relating to certain research, publication and other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and have alleged that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life believes that it should not have legal liability in such cases.

   Legal theories asserted against Metropolitan Life have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. Although Metropolitan Life believes it has meritorious defenses to these claims, and has not suffered any adverse monetary judgments in respect of these claims, due to the risks and expenses of litigation, almost all past cases have been resolved by settlements. Metropolitan Life's defenses (beyond denial of certain factual allegations) to plaintiffs' claims include that: (i) Metropolitan Life owed no duty to the plaintiffs--it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs cannot demonstrate justifiable detrimental reliance; and (iii) plaintiffs cannot demonstrate proximate causation. In defending asbestos cases, Metropolitan Life selects various strategies depending upon the jurisdictions in which such cases are brought and other factors which, in Metropolitan Life's judgment, best protect Metropolitan Life's interests. Strategies include seeking to settle or compromise claims, motions challenging the legal or factual basis for such claims or defending on the merits at trial. In 2002, 2003 or 2004, trial courts in California, Utah, Georgia, New York, Texas, and Ohio granted motions dismissing claims against Metropolitan Life on some or all of the above grounds. Other courts have denied motions brought by Metropolitan Life to dismiss cases without the necessity of trial. There can be no assurance that Metropolitan Life will receive favorable decisions on motions in the future. Metropolitan Life intends to continue to exercise its best judgment regarding settlement or defense of such cases, including when trials of these cases are appropriate.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Metropolitan Life continues to study its claims experience, review external literature regarding asbestos claims experience in the United States and consider numerous variables that can affect its asbestos liability exposure, including bankruptcies of other companies involved in asbestos litigation and legislative and judicial developments, to identify trends and to assess their impact on the recorded asbestos liability.

   Bankruptcies of other companies involved in asbestos litigation, as well as advertising by plaintiffs' asbestos lawyers, may be resulting in an increase in the cost of resolving claims and could result in an increase in the number of trials and possible adverse verdicts Metropolitan Life may experience. Plaintiffs are seeking additional funds from defendants, including Metropolitan Life, in light of such bankruptcies by certain other defendants. In addition, publicity regarding legislative reform efforts may result in an increase or decrease in the number of claims.

   The total number of asbestos personal injury claims pending against Metropolitan Life as of the dates indicated, the number of new claims during the years ended on those dates and the total settlement payments made to resolve asbestos personal injury claims during those years are set forth in the following table:

                                                                       AT OR FOR THE YEARS ENDED
                                                                            DECEMBER 31,
                                                                       -----------------------
                                                                        2004      2003    2002
                                                                       -------   ------- -------
                                                                        (DOLLARS IN MILLIONS)
Asbestos personal injury claims at year end (approximate)............. 108,000   111,700 106,500
Number of new claims during the year (approximate)....................  23,500    58,650  66,000
Settlement payments during the year (1)...............................   $85.5     $84.2   $95.1

--------
(1)Settlement payments represent payments made by Metropolitan Life during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. The ability of Metropolitan Life to estimate its ultimate asbestos exposure is subject to considerable uncertainty due to numerous factors. The availability of data is limited and it is difficult to predict with any certainty numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts.

   The number of asbestos cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain. Accordingly, it is reasonably possible that the Company's total exposure to asbestos claims may be greater than the liability recorded by the Company in its consolidated financial statements and that future charges to income may be necessary. While the potential future charges could be material in particular quarterly or annual periods in which they are recorded, based on information currently known by management, it does not believe any such charges are likely to have a material adverse effect on the Company's consolidated financial position.

   Metropolitan Life increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million at December 31, 2002. This total recorded asbestos-related liability (after the self-insured retention) was within the coverage of the excess insurance policies discussed below. Metropolitan Life regularly reevaluates its exposure from asbestos litigation and has updated its liability analysis for asbestos-related claims through December 31, 2004.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   During 1998, Metropolitan Life paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500 million, which is in excess of a $400 million self-insured retention. The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid by Metropolitan Life in any given year that may be recoverable in the next calendar year under the policies will be reflected as a reduction in the Company's operating cash flows for the year in which they are paid, management believes that the payments will not have a material adverse effect on the Company's liquidity.

   Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to Metropolitan Life at the commutation date if the reference fund is greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life if the cumulative return on the reference fund is less than the return specified in the experience fund. The return in the reference fund is tied to performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. A claim was made under the excess insurance policies in 2003 and 2004 for the amounts paid with respect to asbestos litigation in excess of the retention. As the performance of the indices impacts the return in the reference fund, it is possible that loss reimbursements to the Company and the recoverable with respect to later periods may be less than the amount of the recorded losses. Such foregone loss reimbursements may be recovered upon commutation depending upon future performance of the reference fund. If at some point in the future, the Company believes the liability for probable and reasonably estimable losses for asbestos-related claims should be increased, an expense would be recorded and the insurance recoverable would be adjusted subject to the terms, conditions and limits of the excess insurance policies. Portions of the change in the insurance recoverable would be recorded as a deferred gain and amortized into income over the estimated remaining settlement period of the insurance policies. The foregone loss reimbursements were approximately $8.3 million with respect to 2002 claims, $15.5 million with respect to 2003 claims and are estimated to be $10.2 million with respect to 2004 claims and estimated to be approximately $54 million in the aggregate, including future years.

  DEMUTUALIZATION ACTIONS

   Several lawsuits were brought in 2000 challenging the fairness of Metropolitan Life's plan of reorganization, as amended (the "plan") and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the plan. These actions named as defendants some or all of Metropolitan Life, MetLife, Inc. (the "Holding Company"), the individual directors, the New York Superintendent of Insurance (the "Superintendent") and the underwriters for MetLife, Inc.'s initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. On February 21, 2003, a trial court within the commercial part of the New York State court granted the defendants' motions to dismiss two purported class actions. On April 27, 2004, the appellate court modified the trial court's order by reinstating certain claims against Metropolitan Life, the Holding Company and the individual directors. Plaintiffs in these actions have filed a consolidated amended complaint. Defendants' motion to dismiss part of the consolidated amended complaint, and plaintiffs' motion to certify a litigation class are pending. Another purported class action filed in New York State court in Kings County has been consolidated with this action. The plaintiffs in the state court class actions seek compensatory relief and punitive damages. Five persons have brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the Superintendent who approved the plan. In this proceeding, petitioners seek to vacate the Superintendent's Opinion and Decision and enjoin him from granting final approval of the plan. Respondents have moved to dismiss the proceeding. In a purported class action against Metropolitan Life and the Holding Company pending in the United States District Court for the Eastern District of New York, plaintiffs served a second consolidated amended complaint on April 2, 2004. In this action, plaintiffs assert violations of the Securities Act of 1933 and the Securities Exchange Act of 1934 in

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES connection with the plan, claiming that the Policyholder Information Booklets failed to disclose certain material facts. They seek rescission and compensatory damages. On June 22, 2004, the court denied the defendants' motion to dismiss the claim of violation of the Securities Exchange Act of 1934. The court had previously denied defendants' motion to dismiss the claim for violation of the Securities Act of 1933. On December 10, 2004, the court reaffirmed its earlier decision denying defendants' motion for summary judgment as premature. Metropolitan Life, the Holding Company and the individual defendants believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

   In 2001, a lawsuit was filed in the Superior Court of Justice, Ontario, Canada on behalf of a proposed class of certain former Canadian policyholders against the Holding Company, Metropolitan Life, and Metropolitan Life Insurance Company of Canada. Plaintiffs' allegations concern the way that their policies were treated in connection with the demutualization of Metropolitan Life; they seek damages, declarations, and other non-pecuniary relief. The defendants believe they have meritorious defenses to the plaintiffs' claims and will contest vigorously all of plaintiffs' claims in this matter.

   On April 30, 2004, a lawsuit was filed in New York state court in New York County against the Holding Company and Metropolitan Life on behalf of a proposed class comprised of the settlement class in the Metropolitan Life sales practices class action settlement approved in December 1999 by the United States District Court for the Western District of Pennsylvania. In July 2004, the plaintiffs served an amended complaint. The amended complaint challenges the treatment of the cost of the sales practices settlement in the demutualization of Metropolitan Life and asserts claims of breach of fiduciary duty, common law fraud, and unjust enrichment. Plaintiffs seek compensatory and punitive damages, as well as attorneys' fees and costs. The Holding Company and Metropolitan Life have moved to dismiss the amended complaint. In October 2003, the United States District Court for the Western District of Pennsylvania dismissed plaintiffs' similar complaint alleging that the demutualization breached the terms of the 1999 settlement agreement and unjustly enriched the Holding Company and Metropolitan Life. The Holding Company and Metropolitan Life intend to contest this matter vigorously.

  RACE-CONSCIOUS UNDERWRITING CLAIMS

   Insurance departments in a number of states initiated inquiries in 2000 about possible race-conscious underwriting of life insurance. These inquiries generally have been directed to all life insurers licensed in their respective states, including Metropolitan Life and certain of its affiliates. The New York Insurance Department concluded its examination of Metropolitan Life concerning possible past race-conscious underwriting practices. On April 28, 2003, the United States District Court for the Southern District of New York approved a class action settlement of a consolidated action against Metropolitan Life alleging racial discrimination in the marketing, sale, and administration of life insurance policies. Metropolitan Life also entered into settlement agreements to resolve the regulatory examination.

   Twenty lawsuits involving approximately 140 plaintiffs were filed in federal and state court in Alabama, Mississippi and Tennessee alleging federal and/or state law claims of racial discrimination in connection with the sale, formation, administration or servicing of life insurance policies. Metropolitan Life resolved the claims of some of these plaintiffs through settlement, and some additional plaintiffs have voluntarily dismissed their claims. Metropolitan Life resolved claims of some additional persons who opted out of the settlement class referenced in the preceding paragraph but who had not filed suit. The actions filed in Alabama and Tennessee have been dismissed; one action filed in Mississippi remains pending. In the pending action, Metropolitan Life is contesting plaintiffs' claims vigorously.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company believes that adequate provision has been made to cover the costs associated with the resolution of these matters.

  OTHER

   A putative class action lawsuit is pending in the United States District Court for the District of Columbia, in which plaintiffs allege that they were denied certain ad hoc pension increases awarded to retirees under the Metropolitan Life retirement plan. The ad hoc pension increases were awarded only to retirees (i.e., individuals who were entitled to an immediate retirement benefit upon their termination of employment) and not available to individuals like these plaintiffs whose employment, or whose spouses' employment, had terminated before they became eligible for an immediate retirement benefit. The plaintiffs seek to represent a class consisting of former Metropolitan Life employees, or their surviving spouses, who are receiving deferred vested annuity payments under the retirement plan and who were allegedly eligible to receive the ad hoc pension increases awarded in 1977, 1980, 1989, 1992, 1996 and 2001, as well as increases awarded in earlier years. Metropolitan Life is vigorously defending itself against these allegations.

   As previously reported, the SEC is conducting a formal investigation of New England Securities Corporation ("NES"), a subsidiary of New England Life Insurance Company ("NELICO"), in response to NES informing the SEC that certain systems and controls relating to one NES advisory program were not operating effectively. NES is cooperating fully with the SEC.

   Prior to filing MetLife, Inc.'s June 30, 2003 Form 10-Q, the Holding Company and/or its subsidiaries announced a $31 million charge, net of income taxes, resulting from certain improperly deferred expenses at an affiliate, New England Financial. The Holding Company and/or its subsidiaries notified the SEC about the nature of this charge prior to its announcement. The SEC is pursuing a formal investigation of the matter and, in December 2004, NELICO received a so-called "Wells Notice" in connection with the SEC investigation. The Wells Notice provides notice that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws. Under the SEC's procedures, a recipient can respond to the SEC staff before the staff makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. The Holding Company and/or its subsidiaries continue to cooperate fully with the SEC in its investigation.

   The American Dental Association and two individual providers have sued the Holding Company and/or its subsidiaries, Mutual of Omaha and Cigna in a purported class action lawsuit brought in a Florida federal district court. The plaintiffs purport to represent a nationwide class of in-network providers who allege that their claims are being wrongfully reduced by downcoding, bundling, and the improper use and programming of software. The complaint alleges federal racketeering and various state law theories of liability. The Holding Company and/or its subsidiaries are vigorously defending the case. In March 2005, the district court granted in part and denied in part defendants' motion to dismiss.

   On November 16, 2004, a New York state court granted plaintiffs' motion to certify a litigation class of owners of certain participating life insurance policies and a sub-class of New York owners of such policies in an action asserting that Metropolitan Life breached their policies and violated New York's General Business Law in the manner in which it allocated investment income across lines of business during a period ending with the 2000 demutualization. Metropolitan Life has filed a notice of appeal from the order granting this motion. In August 2003, an appellate court affirmed the dismissal of fraud claims in this action. Plaintiffs seek compensatory damages. Metropolitan Life is vigorously defending the case.

   Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under the SEC procedures, General American can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

   In October 2004, the SEC informed the Holding Company and/or its subsidiaries that it anticipates issuing a formal order of investigation related to certain sales by a former sales representative to the Sheriff's Department of Fulton County, Georgia. The Holding Company and/or its subsidiaries are fully cooperating with respect to inquiries from the SEC.

   The Holding Company and/or its subsidiaries have received a number of subpoenas and other requests from the Office of the Attorney General of the State of New York seeking, among other things, information regarding and relating to compensation agreements between insurance brokers and the Holding Company and/or its subsidiaries, whether the Holding Company and/or its subsidiaries have provided or are aware of the provision of "fictitious" or "inflated" quotes and information regarding tying arrangements with respect to reinsurance. Based upon an internal review, the Holding Company and/or its subsidiaries advised the Attorney General for the State of New York that the Holding Company and/or its subsidiaries were not aware of any instance in which they had provided a "fictitious" or "inflated" quote. The Holding Company and/or its subsidiaries also have received a subpoena, including a set of interrogatories, from the Office of the Attorney General of the State of Connecticut seeking information and documents concerning contingent commission payments to brokers and their awareness of any "sham" bids for business. The Holding Company and/or its subsidiaries also have received a Civil Investigative Demand from the Office of the Attorney General for the State of Massachusetts seeking information and documents concerning bids and quotes that the Holding Company and/or its subsidiaries submitted to potential customers in Massachusetts, the identity of agents, brokers, and producers to whom the Holding Company and/or its subsidiaries submitted such bids or quotes, and communications with a certain broker. The Holding Company and/or its subsidiaries is continuing to conduct an internal review of its commission payment practices. The Holding Company and/or its subsidiaries continue to fully cooperate with these inquiries and are responding to the subpoenas and other requests.

   Approximately twelve broker related lawsuits have been received. Two class action lawsuits were filed in the United States District Court for the Southern District of New York on behalf of proposed classes of all persons who purchased the securities of MetLife, Inc. between April 5, 2000 and October 19, 2004 against MetLife, Inc. and certain officers of MetLife, Inc. In the context of contingent commissions, the complaints allege that defendants violated the federal securities laws by issuing materially false and misleading statements and failing to disclose material facts regarding MetLife, Inc.'s financial performance throughout the class period that had the effect of artificially inflating the market price of MetLife Inc.'s securities. Three class action lawsuits were filed in the United States District Court for the Southern District of New York on behalf of proposed classes of participants in and beneficiaries of Metropolitan Life Insurance Company's Savings and Investment Plan against MetLife, Inc., the MetLife, Inc. Employee Benefits Committee, certain officers of Metropolitan Life Insurance Company, and members of MetLife, Inc.'s board of directors. In the context of contingent

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES commissions, the complaints allege that defendants violated their fiduciary obligations under ERISA by failing to disclose to plan participants who had the option of allocating funds in the plan to the MetLife Company Stock Fund material facts regarding MetLife, Inc.'s financial performance. The plaintiffs in these actions seek compensatory and other relief. Two cases have been brought in California state court against MetLife, Inc., other companies, and an insurance broker. One of these cases alleges that the insurers and the broker violated Section 17200 of the California Business and Professions Code by engaging in unfair trade practices concerning contingent commissions and fees paid to the broker; the other case has been brought by the California Insurance Commissioner and alleges that the defendants violated certain provisions of the California Insurance Code. Additionally, two civil RICO or antitrust related class action lawsuits have been brought against MetLife, Inc., and other companies in California federal court with respect to issues concerning contingent commissions and fees paid to one or more brokers. Three class action lawsuits have been brought in Illinois federal court against MetLife, Inc. and other companies alleging that insurers and brokers violated antitrust laws or engaged in civil RICO violations. The Company intends to vigorously defend these cases.

   In addition to those discussed above, regulators and others have made a number of inquiries of the insurance industry regarding industry brokerage practices and related matters and others may begin. It is reasonably possible that the Holding Company and/or its subsidiaries will receive additional subpoenas, interrogatories, requests and lawsuits. The Holding Company and/or its subsidiaries will fully cooperate with all regulatory inquiries and intends to vigorously defend all lawsuits.

   Metropolitan Life also has been named as a defendant in a number of silicosis, welding and mixed dust cases in various states. The Company intends to defend itself vigorously against these cases.

   Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  SUMMARY

   It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

LEASES

   In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                      GROSS
                                                     RENTAL SUBLEASE  RENTAL
                                                     INCOME  INCOME  PAYMENTS
                                                     ------ -------- --------
                                                      (DOLLARS IN MILLIONS)
  2005.............................................. $  451   $19      $162
  2006.............................................. $  425   $19      $147
  2007.............................................. $  386   $13      $124
  2008.............................................. $  315   $10      $ 92
  2009.............................................. $  260   $ 4      $ 68
  Thereafter........................................ $1,376   $12      $388

COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were approximately $1,320 million and $1,378 million at December 31, 2004 and 2003, respectively. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

GUARANTEES

   In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

   In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

   The fair value of such indemnities, guarantees and commitments entered into during 2004 was insignificant. The Company's recorded liability at December 31, 2004 and 2003 for indemnities, guarantees and commitments is insignificant. In conjunction with replication synthetic asset transaction, as described in Note 3, the Company writes credit default swap obligations requiring payment of principal due in exchange for the reference credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES credits become worthless, is $1.1 billion at December 31, 2004. The credit default swaps expire at various times during the next seven years.

11.  EMPLOYEE BENEFIT PLANS

PENSION BENEFIT AND OTHER BENEFIT PLANS

   The Company is both the sponsor and administrator of defined benefit pension plans covering eligible employees (including employees of certain affiliates) who meet specified eligibility requirements. Retirement benefits are based upon years of credited service and final average or career average earnings history.

   The Company also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees (including retirees of certain affiliates) through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company or certain affiliates.

   The Company uses a December 31 measurement date for all of its pension and postretirement benefit plans.

OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                       DECEMBER 31,
                                                             -------------------------------
                                                             PENSION BENEFITS  OTHER BENEFITS
                                                             --------------   ---------------
                                                              2004     2003    2004     2003
                                                             ------   ------  ------  -------
                                                                  (DOLLARS IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year........... $5,052   $4,744  $2,001  $ 1,878
   Service cost.............................................    116      122      27       38
   Interest cost............................................    297      311     114      122
   Acquisitions and divestitures............................     (3)      (1)     --       --
   Actuarial losses (gains).................................    134      352    (132)     167
   Curtailments and terminations............................     --       (7)     --       (4)
   Change in benefits.......................................     --       (1)      1       (1)
   Transfers in (out) of controlled group...................     (8)    (181)     (1)     (77)
   Benefits paid............................................   (323)    (287)   (127)    (122)
                                                             ------   ------  ------  -------
Projected benefit obligation at end of year.................  5,265    5,052   1,883    2,001
                                                             ------   ------  ------  -------
Change in plan assets:
Fair value of plan assets at beginning of year..............  4,504    4,006     999      965
   Actual return on plan assets.............................    389      636      94      112
   Employer contribution....................................    549      335      90       46
   Transfers in (out) of controlled group...................     (5)    (186)     --       (2)
   Benefits paid............................................   (323)    (287)   (127)    (122)
                                                             ------   ------  ------  -------
Fair value of plan assets at end of year....................  5,114    4,504   1,056      999
                                                             ------   ------  ------  -------
Under funded................................................   (151)    (548)   (827)  (1,002)
Unrecognized net actuarial losses...........................  1,483    1,438     194      352
Unrecognized prior service cost.............................     67       82    (156)    (175)
                                                             ------   ------  ------  -------
Prepaid (accrued) benefit cost.............................. $1,399   $  972  $ (789) $  (825)
                                                             ======   ======  ======  =======
Qualified plan prepaid pension cost......................... $1,725   $1,297
Non-qualified plan accrued pension cost.....................   (469)    (467)
Intangible assets...........................................     13       14
Accumulated other comprehensive income......................    130      128
                                                             ------   ------
Prepaid benefit cost........................................ $1,399   $  972
                                                             ======   ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                     QUALIFIED PLAN   NON-QUALIFIED PLAN       TOTAL
                                    ----------------  -----------------  ----------------
                                      2004     2003    2004      2003      2004     2003
                                    -------  -------   -----     -----   -------  -------
                                                  (DOLLARS IN MILLIONS)
Aggregate fair value of plan assets
  (principally company contracts).. $ 5,114  $ 4,504  $  --     $  --    $ 5,114  $ 4,504
Aggregate projected benefit
  obligation.......................  (4,751)  (4,523)  (514)     (529)    (5,265)  (5,052)
                                    -------  -------   -----     -----   -------  -------
Over (under) funded................ $   363  $   (19) $(514)    $(529)   $  (151) $  (548)
                                    =======  =======   =====     =====   =======  =======

   The accumulated benefit obligation for all defined benefit pension plans was $4,928 million and $4,866 million at December 31, 2004 and 2003, respectively.

   Information for pension plans with an accumulated benefit obligation in excess of plan assets:

                                                                  DECEMBER 31,
                                                                  ------------------
                                                                  2004         2003
                                                                  ----         ----
                                                                  (DOLLARS IN MILLIONS)
     Projected benefit obligation................................ $532         $543
     Accumulated benefit obligation.............................. $468         $465
     Fair value of plan assets................................... $ 14         $ 10

   Information for pension and postretirement plans with a projected benefit obligation in excess of plan assets:

                                                      DECEMBER 31,
                                                ------------------------------
                                                PENSION BENEFITS OTHER BENEFITS
                                                ---------------- -------------
                                                2004     2003     2004    2003
                                                ----     ------  ------  ------
                                                  (DOLLARS IN MILLIONS)
       Projected benefit obligation............ $532    $5,043   $1,883  $2,001
       Fair value of plan assets............... $ 14    $4,484   $1,056  $  999

   As a result of additional pension contributions and favorable investment returns during the year ended December 31, 2004, a significant plan that was included in the pension benefits section of the above table as of December 31, 2003 was no longer included as of December 31, 2004. This plan had a fair value of plan assets of $5,079 with a projected benefit obligation of $4,726 and a fair value of plan assets of $4,474 with a projected benefit obligation of $4,500 as of December 31, 2004 and 2003, respectively.

   The components of net periodic benefit cost were as follows:

                                                 PENSION BENEFITS    OTHER BENEFITS
                                               -------------------  ----------------
                                                2004   2003   2002  2004  2003  2002
                                               -----  -----  -----  ----  ----  ----
                                                       (DOLLARS IN MILLIONS)
Service cost.................................. $ 116  $ 122  $ 104  $ 27  $ 38  $ 36
Interest cost.................................   297    311    307   114   122   123
Expected return on plan assets................  (406)  (331)  (354)  (76)  (71)  (93)
Amortization of prior actuarial losses (gains)
  and prior service cost......................   116    102     33   (12)  (12)   (9)
Curtailment cost..............................    --     10     11    --     3     4
                                               -----  -----  -----  ----  ----  ----
Net periodic benefit cost..................... $ 123  $ 214  $ 101  $ 53  $ 80  $ 61
                                               =====  =====  =====  ====  ====  ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company expects to receive subsidies on prescription drug benefits beginning in 2006 under the Medicare Prescription Drug, Improvement and Modernization Act of 2003. The postretirement benefit plan assets and accumulated benefit obligation were remeasured effective July 1, 2004 in order to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the accumulated postretirement benefit obligation was reduced $201 million which will be recognized as adjustments of future benefits through the amortization of actuarial losses (gains) in accordance with FASB staff position 106-2 on a prospective basis and net periodic postretirement benefit cost for the year ended 2004 was reduced $16 million. The reduction of net periodic benefit cost is due to reductions in service cost of $2 million, interest cost of $6 million, and amortization of prior actuarial loss of $8 million.

ASSUMPTIONS

   Assumptions used in determining benefit obligations were as follows:

                                                      DECEMBER 31,
                                            -------------------------------
                                            PENSION BENEFITS OTHER BENEFITS
                                            ---------------- --------------
                                            2004     2003    2004    2003
                                             -----    -----   -----  -----
             Weighted average discount rate 5.86%    6.10%   5.86%   6.10%
             Rate of compensation increase. 4%-8%    4%-8%    N/A     N/A

   Assumptions used in determining net periodic benefit cost were as follows:

                                                   DECEMBER 31,
                                        -----------------------------------
                                        PENSION BENEFITS   OTHER BENEFITS
                                        ----------------- -----------------
                                        2004  2003  2002  2004  2003  2002
                                        ----- ----- ----- ----- ----- -----
    Weighted average discount rate..... 6.11% 6.75% 7.27% 6.10% 6.75% 7.40%
    Weighted average expected return on
      plan assets...................... 8.47% 8.50% 9.00% 7.91% 7.77% 8.16%
    Rate of compensation increase...... 4%-8% 4%-8% 4%-6%  N/A   N/A   N/A

   The discount rate is based on the yield of a hypothetical portfolio of high-quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due. The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate. The weighted expected return on plan assets for use in that plan's valuation in 2005 is currently anticipated to be 8.50% for pension benefits and other postretirement medical benefits and 6.25% for postretirement life benefits.

   The assumed health care cost trend rates used in measuring the accumulated postretirement benefit obligation were as follows:

                                                DECEMBER 31,
                               -----------------------------------------------
                                        2004                    2003
                               ---------------------- ------------------------
  Pre-Medicare eligible claims  8% down to 5% in 2010  8.5% down to 5% in 2010
  Medicare eligible claims.... 10% down to 5% in 2014 10.5% down to 5% in 2014

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                             ONE PERCENT ONE PERCENT
                                                              INCREASE    DECREASE
                                                             ----------- -----------
                                                              (DOLLARS IN MILLIONS)
Effect on total of service and interest cost components.....    $ 10        $  (9)
Effect of accumulated postretirement benefit obligation.....    $104        $(100)

PLAN ASSETS

   The weighted average allocation of pension plan and other benefit plan assets is as follows:

                                                                DECEMBER 31,
                                                             ------------------------------
                                                             PENSION BENEFITS OTHER BENEFITS
                                                             ---------------  -------------
                                                             2004     2003    2004    2003
ASSET CATEGORY                                               ----     ----    ----    ----
Equity securities...........................................  50%      48%     41%     38%
Fixed maturities............................................  36%      39%     57%     61%
Other (Real Estate and Alternative investments).............  14%      13%      2%      1%
                                                             ---      ---     ---     ---
   Total.................................................... 100%     100%    100%    100%
                                                             ===      ===     ===     ===

   The weighted average target allocation of pension plan and other benefit plan assets for 2005 is as follows:

                                                             PENSION BENEFITS OTHER BENEFITS
                                                             ---------------- --------------
ASSET CATEGORY
Equity securities...........................................     30%-65%         25%-45%
Fixed maturities............................................     20%-70%         45%-70%
Other (Real Estate and Alternative investments).............      0%-25%          0%-10%

   Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

CASH FLOWS

   The Company expects to contribute $31 million to its pension plans and $91 million to its other benefit plans during 2005.

   The following gross benefit payments, which reflect expected future service as appropriate, are expected to be paid:

                                                             PENSION BENEFITS OTHER BENEFITS
                                                             ---------------- --------------
                                                                  (DOLLARS IN MILLIONS)
2005........................................................      $  295           $119
2006........................................................      $  306           $124
2007........................................................      $  313           $128
2008........................................................      $  324           $132
2009........................................................      $  333           $135
2010-2014...................................................      $1,823           $724

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Gross subsidy payments expected to be received under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 are as follows:

                                                OTHER BENEFITS
                                             ---------------------
                                             (DOLLARS IN MILLIONS)
              2005..........................          $--
              2006..........................          $ 9
              2007..........................          $10
              2008..........................          $11
              2009..........................          $11
              2010-2014.....................          $67

SAVINGS AND INVESTMENT PLANS

   The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $58 million, $59 million and $58 million for the years ended December 31, 2004, 2003 and 2002, respectively.

12.  EQUITY

PARENT'S INTEREST IN PREFERRED STOCK OF A SUBSIDIARY

   On December 16, 2003, the Holding Company contributed 2,532,600 shares of RGA's common stock to a subsidiary of the Company in exchange for 93,402 shares of Series A Cumulative Preferred Stock ("the Preferred Shares"). Holders of the Preferred Shares are entitled to receive cumulative cash dividends at the annual applicable rate of 7% times the Liquidation Preference of $1,000 per share payable quarterly, when and if declared by the Board of Directors. Holders of the Preferred Shares have no voting rights, except as required by applicable law. The Preferred Shares rank senior to the common stock.

   On December 21, 2004, the Holding Company contributed the 93,402 Preferred Shares to a subsidiary of the Company. The subsidiary of the Company retired the shares and recorded a contribution of capital of $93 million from MetLife, Inc.

DIVIDEND RESTRICTIONS

   Under New York State Insurance Law, Metropolitan Life is permitted, without prior insurance regulatory clearance, to pay a dividend to the Holding Company as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year, and (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life will be permitted to pay a dividend to the Holding Company in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Insurance (the "Superintendent") and the Superintendent does not disapprove the distribution. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The New York State Department of Insurance has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. For the years ended December 31, 2004, 2003 and 2002, Metropolitan Life paid to MetLife, Inc. $797 million, $698 million and $535 million, respectively, in dividends for which prior insurance regulatory clearance was not required and $0 million, $750 million and $369 million, respectively, in special dividends, as approved by the Superintendent. At

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

December 31, 2004, the maximum amount of the dividend which may be paid to the Holding Company from Metropolitan Life in 2005, without prior regulatory approval is $880 million. For the years ended December 31, 2004, 2003 and 2002, Metropolitan Life received dividends from affiliates of $14 million, $32 million and $230 million, respectively.

STOCK COMPENSATION PLANS

   Under the MetLife, Inc. 2000 Stock Incentive Plan, as amended, (the "Stock Incentive Plan"), awards granted may be in the form of non-qualified or incentive stock options qualifying under Section 422A of the Internal Revenue Code. The aggregate number of options to purchase shares of stock that may be awarded under the Stock Incentive Plan is subject to a maximum limit of 37,823,333.

   All options granted have an exercise price equal to the fair market value price of the Holding Company's common stock on the date of grant, and an option's maximum term is ten years. Certain options under the Stock Incentive Plan become exercisable over a three year period commencing with date of grant, while other options become exercisable three years after the date of grant.

   The fair value of each option grant is estimated on the date of the grant using the Black-Scholes options- pricing model with the following weighted average assumptions used for grants for the:

                                                              YEARS ENDED DECEMBER 31,
                                                             --------------------------
                                                               2004     2003     2002
                                                             -------- -------- --------
Dividend yield..............................................    0.70%    0.79%    0.68%
Risk-free rate of return....................................    3.69%    3.62%    5.08%
Volatility..................................................   34.85%   38.56%   26.70%
Expected duration...........................................  6 years  6 years  6 years

                                                              YEARS ENDED DECEMBER 31,
                                                             --------------------------
                                                               2004     2003     2002
                                                             -------- -------- --------
Weighted average fair value of options granted.............. $  13.25 $  10.41 $  10.48
                                                             ======== ======== ========

   MetLife, Inc. allocated stock option expense to the Company in each of the years ended December 31, 2004, 2003 and 2002. Options outstanding attributable to the expense allocated to Company were as follows:

                                                                 YEARS ENDED DECEMBER 31,
                                                             --------------------------------
                                                                2004       2003       2002
                                                             ---------- ---------- ----------
Outstanding Options......................................... 21,510,200 20,295,028 16,259,630
Exercisable Options......................................... 12,634,118  4,566,265  1,357,034

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Effective January 1, 2003, MetLife, Inc. and the Company elected to prospectively apply the fair value method of accounting for stock options granted by the Holding Company subsequent to December 31, 2002. As permitted under SFAS 148, options granted prior to January 1, 2003 will continue to be accounted for under APB 25. Had compensation expense for grants awarded prior to January 1, 2003 been determined based on fair value at the date of grant in accordance with SFAS 123, the Company's net income would have been reduced to the following pro forma amounts:

                                                                       YEARS ENDED DECEMBER 31,
                                                                       ----------------------
                                                                        2004     2003    2002
                                                                       ------   ------  ------
                                                                        (DOLLARS IN MILLIONS,
                                                                       EXCEPT PER SHARE DATA)
Net Income............................................................ $2,239   $2,001  $1,612
Add: Stock option-based employee compensation expense included in
  reported net income, net of income taxes............................ $   24   $   11  $    1
Deduct: Total Stock option-based employee compensation determined under fair value based method for all awards, net of income taxes... $  (42)  $  (40) $  (33)
                                                                       ------   ------  ------
Pro forma net income (1).............................................. $2,221   $1,972  $1,580
                                                                       ======   ======  ======

--------
(1)The pro forma earnings disclosures are not necessarily representative of the effects on net income.

   Certain levels of Company management also received awards of stock-based compensation under the MetLife, Inc. Long Term Performance Compensation Plan ("LTPCP"). LTPCP awards vest in their entirety at the end of the three year performance period. Each participant is assigned a target compensation amount at the inception of the performance period with the final compensation amount determined by the performance of the Holding Company's stock over the three-year vesting period, subject to management's discretion. Final awards may be paid in whole or in part with shares of the Holding Company's stock. Compensation expense related to the LTPCP was $45 million, $42 million and $19 million for the years ended December 31, 2004, 2003 and 2002, respectively.

   For the years ended December 31, 2004, 2003 and 2002, stock-based compensation expense related to the Stock Incentive Plan and LTPCP was $82 million, $60 million, and $21 million, respectively, including stock- based compensation for non-employees of $468 thousand, $550 thousand and $2 million, respectively.

STATUTORY EQUITY AND INCOME

   The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The New York State Department of Insurance has adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in New York. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of the Company.

   Statutory accounting practices differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

   Statutory net income of Metropolitan Life, a New York domiciled insurer, was $2,648 million, $2,169 million and $1,455 million for the years ended December 31, 2004, 2003 and 2002, respectively. Statutory capital and surplus, as filed with the New York State Department of Insurance, was $8,804 million and $7,967 million at December 31, 2004 and 2003, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

OTHER COMPREHENSIVE INCOME

   The following table sets forth the reclassification adjustments required for the years ended December 31, 2004, 2003 and 2002 in other comprehensive income
(loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                    2004   2003    2002
                                                                                   -----  -----  -------
                                                                                   (DOLLARS IN MILLIONS)
Holding gains on investments arising during the year.............................. $ 520  $ 783  $ 2,575
Income tax effect of holding gains................................................  (182)  (323)    (859)
Reclassification adjustments:
   Recognized holding (gains) losses included in current year income..............  (236)   363      668
   Amortization of premiums and accretion of discounts associated with
     investments..................................................................    (3)  (152)    (440)
   Income tax effect..............................................................    86    (84)     (71)
Allocation of holding losses on investments relating to other policyholder amounts  (284)  (576)  (2,592)
Income tax effect of allocation of holding losses to other policyholder amounts...   102    228      858
Unrealized investment gains of subsidiary at date of sale.........................    --    269       68
Deferred income taxes on unrealized investment gains of subsidiary at date of sale    --    (94)     (15)
                                                                                   -----  -----  -------
Net unrealized investment gains (losses)..........................................     3    414      192
                                                                                   -----  -----  -------
Foreign currency translation adjustment arising during the year...................    79    174      137
Foreign currency translation adjustment of subsidiary at date of sale.............    --     --      (65)
                                                                                   -----  -----  -------
Foreign currency translation adjustment...........................................    79    174       72
                                                                                   -----  -----  -------
Minimum pension liability adjustment arising during the year......................    (2)   (81)      --
Minimum pension liability adjustment of subsidiary at date of sale................    --     (1)      --
                                                                                   -----  -----  -------
Minimum pension liability adjustment..............................................    (2)   (82)      --
                                                                                   -----  -----  -------
Other comprehensive income (loss)................................................. $  80  $ 506  $   264
                                                                                   =====  =====  =======

13.  OTHER EXPENSES

   Other expenses were comprised of the following:

                                                              YEARS ENDED DECEMBER 31,
                                                             -------------------------
                                                               2004     2003     2002
                                                             -------  -------  -------
                                                               (DOLLARS IN MILLIONS)
Compensation................................................ $ 2,038  $ 2,060  $ 2,441
Commissions.................................................   1,746    1,712    1,938
Interest and debt issue costs...............................     183      313      242
Amortization of policy acquisition costs....................   1,142    1,355    1,512
Capitalization of policy acquisition costs..................  (1,817)  (1,982)  (2,227)
Rent, net of sublease income................................     216      226      289
Minority interest...........................................     168      119       74
Other.......................................................   1,706    1,830    2,079
                                                             -------  -------  -------
   Total other expenses..................................... $ 5,382  $ 5,633  $ 6,348
                                                             =======  =======  =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

14.  BUSINESS SEGMENT INFORMATION

   The Company provides insurance and financial services to customers in the United States, Canada, Central America, South Africa and Asia. At December 31, 2004, the Company's business is divided into three operating segments:
Institutional, Individual and Reinsurance, as well as Corporate & Other. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements. Auto & Home, operated through Met P&C, was sold to the Holding Company in October 2003. See Note 1. Significant operations of the International segment were sold to the Holding Company in the fourth quarter of 2002. The Company's remaining international operations consisting of the Company's Canadian branch, a subsidiary in Indonesia and a joint venture in China are reported in Corporate & Other for the year ended December 31, 2004.

   Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Individual offers a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds. Reinsurance provides primarily reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets.

   Corporate & Other contains the excess capital not allocated to the business segments, various start up entities and run off entities, the Company's ancillary international operations in 2004, as well as the interest expense related to the majority of the Company's outstanding debt and expenses associated with the resolution of certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of all intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings, as well as intersegment transactions. Additionally, the Company's ancillary asset management business is included in the results of operations for Corporate & Other for all periods. See Note 16 for disclosures regarding discontinued operations, including real estate.

   Set forth in the tables below is certain financial information with respect to the Company's operating segments for the years ended December 31, 2004, 2003 and 2002. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon net income excluding certain net investment gains (losses), net of income taxes, and the impact from the cumulative effect of changes in accounting, net of income taxes. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting are included in net investment gains (losses). The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

AS OF OR FOR THE YEAR ENDED                                                                        CORPORATE
DECEMBER 31, 2004                                            INSTITUTIONAL INDIVIDUAL REINSURANCE & OTHER (1)   TOTAL
---------------------------                                  ------------- ---------- ----------- ----------- --------
                                                                               (DOLLARS IN MILLIONS)
Premiums....................................................   $ 10,103     $  4,051    $ 3,349     $     9   $ 17,512
Universal life and investment-type product policy fees......        716        1,325         --           1      2,042
Net investment income.......................................      4,470        5,496        539         300     10,805
Other revenues..............................................        632            3         56          21        712
Net investment gains (losses)...............................        185           68         60         (24)       289
Policyholder benefits and claims............................     11,134        4,870      2,694          37     18,735
Interest credited to policyholder account balances..........        958        1,187        212           1      2,358
Policyholder dividends......................................        107        1,634         --           2      1,743
Other expenses..............................................      1,906        2,264        965         247      5,382
Income from continuing operations before provision for
 income taxes...............................................      2,001          988        133          20      3,142
Income from discontinued operations, net of income taxes....         10            4         --          29         43
Cumulative effect of a change in accounting, net of income
 taxes......................................................        (59)           9         --          (2)       (52)
Net income..................................................      1,270          679         88         202      2,239
Total assets................................................    120,766      137,693     14,573      26,956    299,988
Deferred policy acquisition costs...........................        965        7,517      2,580           9     11,071
Goodwill, net...............................................         61           39         99          18        217
Separate account assets.....................................     36,913       31,594         14         (14)    68,507
Policyholder liabilities....................................     70,051       91,049     10,463         263    171,826
Separate account liabilities................................     36,913       31,594         14         (14)    68,507

AS OF OR FOR THE YEAR ENDED                                                       CORPORATE                    AUTO &
DECEMBER 31, 2003                            INSTITUTIONAL INDIVIDUAL REINSURANCE  & OTHER  INTERNATIONAL (1) HOME (2)   TOTAL
---------------------------                  ------------- ---------- ----------- --------- ----------------- -------- --------
                                                                            (DOLLARS IN MILLIONS)
Premiums....................................   $  9,093     $  4,242    $ 2,648    $    (6)      $    6        $2,168  $ 18,151
Universal life and investment-type
 product policy fees........................        633        1,287         --         --            1            --     1,921
Net investment income.......................      4,027        5,585        431         67           50           119    10,279
Other revenues..............................        592          204         48         38           14            23       919
Net investment gains (losses)...............       (293)        (299)        31         15           (7)           (4)     (557)
Policyholder benefits and claims............      9,842        4,876      2,102          4           16         1,604    18,444
Interest credited to policyholder
 account balances...........................        914        1,280        184         --            1            --     2,379
Policyholder dividends......................        198        1,697         --         (1)           3            --     1,897
Other expenses..............................      1,782        2,436        741         78           24           572     5,633
Income from continuing operations
 before provision for income taxes..........      1,316          730        131         33           20           130     2,360
Income from discontinued operations, net of
 income taxes...............................         37           34         --        263           --            --       334
Cumulative effect of a change in accounting,
 net of income taxes........................        (26)          --         --         --           --            --       (26)
Net income..................................        849          519         86        423           13           111     2,001
Total assets................................    109,492      133,335     12,879     24,490        1,069            --   281,265
Deferred policy acquisition costs...........        739        7,363      2,122          2            6            --    10,232
Goodwill, net...............................         59           42         99         18           --            --       218
Separate account assets.....................     35,632       28,028         13        (12)          --            --    63,661
Policyholder liabilities....................     61,565       88,096      9,272       (579)         297            --   158,651
Separate account liabilities................     35,632       28,028         13        (12)          --            --    63,661

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

AS OF OR FOR THE YEAR ENDED                                                      CORPORATE                    AUTO &
DECEMBER 31, 2002                           INSTITUTIONAL INDIVIDUAL REINSURANCE  & OTHER  INTERNATIONAL (1) HOME (2)  TOTAL
---------------------------                 ------------- ---------- ----------- --------- ----------------- -------- -------
                                                                          (DOLLARS IN MILLIONS)
Premiums...................................    $8,245       $4,419     $1,984      $  (7)        $992         $2,828  $18,461
Universal life and investment-type
 product policy fees.......................       623        1,267         --         --           37             --    1,927
Net investment income......................     3,907        6,013        378       (163)         241            177   10,553
Other revenues.............................       607          454         42         49           10             26    1,188
Net investment gains (losses)..............      (491)        (255)         7        (38)          (9)           (46)    (832)
Policyholder benefits and claims...........     9,343        5,005      1,517          3          821          2,020   18,709
Interest credited to policyholder
 account balances..........................       930        1,608        146         (1)          28             --    2,711
Policyholder dividends.....................       115        1,769         --         --           28             (1)   1,911
Other expenses.............................     1,529        2,555        616        481          373            794    6,348
Income (loss) from continuing operations
 before provision (benefit) for income
 taxes.....................................       974          961        132       (642)          21            172    1,618
Income from discontinued operations, net of
 income taxes..............................       127          203         --        162           --             --      492
Net income (loss)..........................       759          811         86       (196)          21            131    1,612

--------
(1)Ancillary international results are reported in Corporate & Other for the year ended December 31, 2004.
(2)Auto & Home, operated through Met P&C, was sold to the Holding Company in October 2003. See Note 1.

   Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated capital. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

   Beginning in 2003, the Company changed its methodology of allocating capital to its business segments from Risk-Based Capital ("RBC") to Economic Capital. Prior to 2003, the Company's business segments' allocated equity was primarily based on RBC, an internally developed formula based on applying a multiple to the National Association of Insurance Commissioners Statutory Risk-Based Capital and included certain adjustments in accordance with GAAP. Economic Capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The Economic Capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. This is in contrast to the standardized regulatory RBC formula, which is not as refined in its risk calculations with respect to the nuances of the Company's businesses.

   The change in methodology is being applied prospectively. This change has and will continue to impact the level of net investment income and net income of each of the Company's business segments. A portion of net investment income is credited to the segments based on the level of allocated equity. This change in methodology of allocating equity does not impact the Company's consolidated net investment income or net income.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table presents actual and pro forma net investment income with respect to the Company's segments for the year ended December 31, 2002. The amounts shown as pro forma reflect net investment income that would have been reported in 2002 had the Company allocated capital based on Economic Capital rather than on the basis of RBC.

                                                        NET INVESTMENT INCOME
                                                        --------------------
                                                        FOR THE YEAR ENDED
                                                        DECEMBER 31, 2002
                                                        --------------------
                                                         ACTUAL    PRO FORMA
                                                         -------   ---------
                                                        (DOLLARS IN MILLIONS)
     Institutional..................................... $ 3,907     $ 3,969
     Individual........................................   6,013       5,924
     Reinsurance.......................................     378         339
     Corporate & Other.................................    (163)        (43)
     International.....................................     241         204
     Auto & Home.......................................     177         160
                                                         -------    -------
        Total.......................................... $10,553     $10,553
                                                         =======    =======

   Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. operations were $30,049 million, $29,708 million and $29,344 million for the years ended December 31, 2004, 2003 and 2002, respectively, which represented 96%, 97% and 94%, respectively, of consolidated revenues.

15.  ACQUISITIONS AND DISPOSITIONS

   On January 31, 2005, the Company completed the sale of SSRM to a third party for $328 million of cash and stock. As a result of the sale of SSRM, the Company recognized income from discontinued operations of approximately $150 million, net of income taxes, comprised of a realized gain of $166 million, net of income taxes, and an operating expense related to a lease abandonment of $16 million, net of income taxes. Under the terms of the agreement, the Company will have an opportunity to receive, prior to the end of 2006, additional payments aggregating up to approximately 25% of the base purchase price, based on, among other things, certain revenue retention and growth measures. The purchase price is also subject to reduction over five years, depending on retention of certain Company-related business. The Company has reclassified the assets, liabilities and operations of SSRM into discontinued operations for all periods presented in the consolidated financial statements. Additionally, the sale of SSRM resulted in the elimination of the Company's Asset Management segment. The remaining asset management business, which is insignificant, has been reclassified into Corporate & Other. The Company's discontinued operations for the year ended December 31, 2004 also includes expenses of approximately $20 million, net of income taxes, related to the sale of SSRM. See Note 16.

   In 2003, RGA entered into a coinsurance agreement under which it assumed the traditional U.S. life reinsurance business of Allianz Life Insurance Company of North America. The transaction added approximately $278 billion of life reinsurance in-force, $246 million of premium and $11 million of income before income tax expense, excluding minority interest expense, in 2003. The effects of such transaction are included within the Reinsurance segment.

   In October 2003, the Company completed its sale of MTL, MetLife General Insurance Agency, Inc., MetLife Securities, Inc. and N.L. Holding Corporation to the Holding Company. The amount received in excess of book value of $28 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of the entities sold at the date of sale were $293 million and $195 million, respectively. Total revenues of the entities sold included in the consolidated statements of income were $156 million and $218 million for the years ended December 31, 2003 and 2002, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   In October 2003, the Company sold Metropolitan Property and Casualty Insurance Company's common stock to the Holding Company for $1,990 million. The amount received in excess of book value of $120 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of the entities sold at the date of sale were $5,806 million and $3,400 million, respectively. Total revenues of the entities sold included in the consolidated statements of income were $2,343 million and $3,013 million for the years ended December 31, 2003 and 2002, respectively.

   In December 2002, the Company completed its sale of Cova Corporation, MetLife Investors Group, Inc., MetLife International Holdings, Inc., Walnut Street Securities, Inc., Seguros Genesis S.A., MetLife Pensiones S.A. and Metropolitan Life Seguros de Vida S.A. to the Holding Company. The amount received in excess of book value of $149 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of the entities sold at the date of sale were $17,853 million and $16,545 million, respectively. Total revenues of the entities sold included in the consolidated statements of the income were $1,648 million for the year ended December 31, 2002.

16.  DISCONTINUED OPERATIONS

REAL ESTATE

   The Company actively manages its real estate portfolio with the objective to maximize earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented as discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

   The following table presents the components of income from discontinued real estate operations:

                                                             YEARS ENDED DECEMBER 31,
                                                             -----------------------
                                                             2004     2003     2002
                                                             ----     -----   -----
                                                             (DOLLARS IN MILLIONS)
Investment income........................................... $ 84    $ 199    $ 530
Investment expense..........................................  (67)    (125)    (350)
Net investment gains (losses)...............................   20      420      581
                                                              ----    -----   -----
   Total revenues...........................................   37      494      761
Interest expense............................................   --        1        1
Provision for income taxes..................................   13      180      276
                                                              ----    -----   -----
   Income from discontinued operations, net of income taxes. $ 24    $ 313    $ 484
                                                              ====    =====   =====

   The carrying value of real estate related to discontinued operations was $252 million and $472 million at December 31, 2004 and 2003, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table shows the real estate discontinued operations by segment:

                                                         YEAR ENDED DECEMBER 31,
                                                         -----------------------
                                                         2004    2003    2002
                                                         ----    ----    ----
                                                         (DOLLARS IN MILLIONS)
         Net investment income
            Institutional............................... $ 6     $ 12    $ 42
            Individual..................................   7       12      57
            Corporate & Other...........................   4       50      81
                                                         ---      ----    ----
                Total net investment income............. $17     $ 74    $180
                                                         ===      ====    ====
         Net investment gains (losses)..................
            Institutional............................... $ 9     $ 45    $156
            Individual..................................  (2)      43     262
            Corporate & Other...........................  13      332     163
                                                         ---      ----    ----
                Total net investment gains (losses)..... $20     $420    $581
                                                         ===      ====    ====
         Interest Expense...............................
            Individual.................................. $--     $  1    $  1
                                                         ---      ----    ----
                Total interest expense.................. $--     $  1    $  1
                                                         ===      ====    ====

OPERATIONS

   During the third quarter of 2004, the Company entered into an agreement to sell its wholly-owned subsidiary, SSRM, to a third party, which was sold on January 31, 2005. Accordingly, the assets, liabilities and operations of SSRM have been reclassified into discontinued operations for all periods presented. The operations of SSRM include affiliated revenues of $59 million, $54 million and $56 million, for the years ended December 31, 2004, 2003 and 2002, respectively, related to asset management services provided by SSRM to the Company that have not been eliminated from discontinued operations as these transactions will continue after the sale of SSRM. The following tables present the amounts related to operations of SSRM that have been combined with the discontinued real estate operations in the consolidated income statements:

                                                                                 YEARS ENDED DECEMBER 31,
                                                                                 ------------------------
                                                                                 2004     2003    2002
                                                                                 ----     ----    ----
                                                                                 (DOLLARS IN MILLIONS)
Revenues from discontinued operations........................................... $328     $231    $239
                                                                                   ====    ====    ====
Income from discontinued operations before provision for income taxes........... $ 32     $ 34    $ 14
Provision for income taxes......................................................   13       13       6
                                                                                   ----    ----    ----
   Income from discontinued operations, net of income taxes..................... $ 19     $ 21    $  8
                                                                                   ====    ====    ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                       DECEMBER 31,
                                                                       ------------------
                                                                       2004         2003
                                                                       ----         ----
                                                                       (DOLLARS IN MILLIONS)
Equity securities..................................................... $ 49         $ 14
Real estate and real estate joint ventures............................   96            3
Short term investments................................................   33           17
Other invested assets.................................................   20            8
Cash and cash equivalents.............................................   55           50
Premiums and other receivables........................................   38           23
Other assets..........................................................   88           68
                                                                         ----         ----
   Total assets held-for-sale......................................... $379         $183
                                                                         ====         ====
Short-term debt....................................................... $ 19         $ --
Current income taxes payable..........................................    1            1
Deferred income taxes payable.........................................    1            2
Other liabilities.....................................................  219           67
                                                                         ----         ----
   Total liabilities held-for-sale.................................... $240         $ 70
                                                                         ====         ====

   See Note 15 for further discussion of SSRM disposition.

17.  FAIR VALUE INFORMATION

   The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

   Amounts related to the Company's financial instruments were as follows:

                                                  NOTIONAL CARRYING ESTIMATED
                                                   AMOUNT   VALUE   FAIR VALUE
 DECEMBER 31, 2004                                -------- -------- ----------
                                                     (DOLLARS IN MILLIONS)
 ASSETS:
    Fixed maturities.............................          $150,246  $150,246
    Equity securities............................          $  1,903  $  1,903
    Mortgage and other loans.....................          $ 31,571  $ 33,006
    Policy loans.................................          $  8,256  $  8,256
    Short-term investments.......................          $  1,195  $  1,195
    Cash and cash equivalents....................          $  2,373  $  2,373
    Mortgage loan commitments....................  $1,161  $     --  $      4
    Commitments to fund partnership investments..  $1,320  $     --  $     --
 LIABILITIES:
    Policyholder account balances................          $ 59,270  $ 58,456
    Short-term debt..............................          $  1,445  $  1,445
    Long-term debt...............................          $  2,050  $  2,244
    Shares subject to mandatory redemption.......          $    278  $    361
    Payable under securities loaned transactions.          $ 25,230  $ 25,230

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                  NOTIONAL CARRYING ESTIMATED
                                                   AMOUNT   VALUE   FAIR VALUE
 DECEMBER 31, 2003                                -------- -------- ----------
                                                     (DOLLARS IN MILLIONS)
 ASSETS:
    Fixed maturities.............................          $143,148  $143,148
    Equity securities............................          $  1,232  $  1,232
    Mortgage and other loans.....................          $ 26,637  $ 28,572
    Policy loans.................................          $  8,180  $  8,180
    Short-term investments.......................          $  1,303  $  1,303
    Cash and cash equivalents....................          $  2,343  $  2,343
    Mortgage loan commitments....................  $  555  $     --  $     (4)
    Commitments to fund partnership investments..  $1,378  $     --  $     --
 LIABILITIES:
    Policyholder account balances................          $ 53,503  $ 55,195
    Short-term debt..............................          $  3,536  $  3,536
    Long-term debt...............................          $  2,055  $  2,236
    Shares subject to mandatory redemption.......          $    277  $    336
    Payable under securities loaned transactions.          $ 24,065  $ 24,065

   The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

   The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

MORTGAGE AND OTHER LOANS, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

   Fair values for mortgage and other loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership investments have no stated interest rate and are assumed to have a fair value of zero.

POLICY LOANS

   The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

   The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

   The fair value of policyholder account balances is estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

SHORT-TERM AND LONG-TERM DEBT, PAYABLES UNDER SECURITIES LOANED TRANSACTIONS AND SHARES SUBJECT TO MANDATORY REDEMPTION

   The fair values of short-term and long-term debt, payables under securities loaned transactions and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

DERIVATIVE FINANCIAL INSTRUMENTS

   The fair value of derivative instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, and options are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

18.  RELATED PARTIES

   Effective January 1, 2003, MetLife Group, Incorporated, a New York corporation and wholly owned subsidiary of the Holding Company, was formed as a personnel services company to provide personnel, as needed, to support the activities of the Company. Charges for these services were approximately $1,713 million and $1,680 million in 2004 and 2003, respectively. (See Note 15.)

19.  SUBSEQUENT EVENTS

   On January 31, 2005, the Holding Company entered into an agreement to acquire all of the outstanding shares of capital stock of certain indirect subsidiaries of Citigroup, Inc., including The Travelers Insurance Company ("Travelers"), and substantially all of Citigroup Inc.'s international insurance businesses for a purchase price of $11.5 billion, subject to adjustment as described in the acquisition agreement. The transaction is expected to close in the summer of 2005. Some portion of the purchase price will be paid in Holding Company common stock issued to Citigroup, Inc. The remaining purchase price will be financed through a combination of cash on hand, debt, perpetual preferred stock, mandatorily convertible securities and selected asset sales depending on market conditions, timing, valuation considerations and the relative attractiveness of funding alternatives.

   On March 30, 2005, the Company announced that it had entered into a contract for the sale of one of its real estate investments. One Madison Avenue in New York City, to a third party. The sale is expected to close during the second quarter of 2005, subject to customary closing conditions. The carrying value of the property was $222 million as of December 31, 2004.

   The Company is also contemplating other asset sales, including selling some or all of its beneficially owned shares in RGA. The Company's reinsurance segment consists primarily of the operations of RGA.

   See also Note 15 for subsequent event related to the disposition of SSRM.

                                    PART II

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

  (a) FINANCIAL STATEMENTS

      The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4:


      Metropolitan Life Separate Account E
        Independent Registered Public Accounting Firm's Report



      Financial Statements for the Years Ended December 31, 2002 and 2004

         Statements of Assets and Liabilities
         Statements of Operations
         Statements of Changes in Net Assets
         Notes to Financial Statements


      Metropolitan Life Insurance Company
        Independent Registered Public Accounting Firm's Report



      Financial Statements for the Years Ended December 31, 2004, 2003 and 2002

         Consolidated Balance Sheets
         Consolidated Statements of Income
         Consolidated Statements of Cash Flow
         Consolidated Statements of Equity
         Notes to Consolidated Financial Statements

  (b) EXHIBITS


     (1)      --   Resolution of the Board of Directors of Metropolitan Life
                   establishing Separate Account E.(1)
     (2)      --   Not applicable.
     (3) (a)  --   Not applicable.
         (b)  --   Form of Metropolitan Life Insurance Company Sales
                   Agreement.(7)
     (4) (a)  --   Form of Income Annuity Contract.(2)
         (b)  --   Form of Certificate.(2)
         (c)  --   Income Payment Contracts, RSC 99-02 NY and RSC 99-01 NY.(5)
         (d)  --   Immediate Income Payment Contract, RSC 99-02-IMM MA.(5)
         (e)  --   Deferred Income Payment Contract, RSC 99-02-DEF MA.(5)
         (g)  --   Endorsement.(6)
     (6) (a)  --   Amended and Restated Charter of Metropolitan Life.(4)
         (b)  --   Amended and Restated By-Laws of Metropolitan Life.(11)
     (7)      --   Not applicable.
     (8)      --   Not applicable.
     (9)      --   Opinion and consent of counsel as to the legality of the
                   securities being registered.(3)
    (10) (a)  --   Form of Settlement Agreement.(2)
         (b)  --   Form of Uniform Qualified Assignment.(2)
         (c)  --   Form of Uniform Qualified Assignment and Release.(2)
    (11)      --   Not applicable.
    (12)      --   Not applicable.
    (13) (a)  --   Powers of Attorney.(7,8,10,11)
    (14)      --   Consent of Independent Registered Public Accounting Firm.(9)


---------------
1. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 28, 1996. As incorporated herein by reference.

                                              (Footnotes continued on next page)

2. Filed with Pre-Effective Amendment No. 2 to this Registration Statement on November 1, 1999.

3. Filed with Post-Effective Amendment No. 1 to this Registration Statement on April 7, 2000.

4. Filed with Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.

5. Filed with Post-Effective Amendment No. 2 to this Registration Statement on April 12, 2001.

6. Filed with Post-Effective Amendment No. 4 to this Registration Statement on Form N-4 on April 14, 2003.


7. Form of Metropolitan Life Insurance Company Sales Agreement and Powers of Attorney for Robert H. Benmosche, Curtis H. Barnette, James R. Houghton, Burton D. Dole, Jr., Harry P. Kamen, Helene L. Kaplan, Charles M. Leighton, Hugh B. Price, Kenton S. Sicchitano and William C. Steere, filed with Post-Effective Amendment No. 30 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on October 22, 2003, as incorporated herein by reference.


8. Powers of Attorney for John M. Keene, William J. Wheeler and Joseph J. Prochaska filed with Post-Effective Amendment No. 4 to Registration Statement No. 333-69230/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 5, 2004, as incorporated herein by reference.

9.  Filed herewith.

10. Power of Attorney for Sylvia M. Mathews filed with Post-Effective Amendment No. 32 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 20, 2004, as incorporated herein by reference.


11. Filed with Registration Statement No. 333-122883/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 17, 2005. Including Power of Attorney for C. Robert Henrikson, as incorporated herein by reference.


ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.


                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
Robert H. Benmosche....................  Chairman of the Board and                         Chairman, Chief Executive
                                         Chief Executive Officer,                          Officer and Director
                                         MetLife, Inc. and Metropolitan Life Insurance
                                         Company,
                                         1 MetLife Plaza,
                                         27-01 Queens Plaza North,
                                         Long Island City, NY 11101.
Curtis H. Barnette.....................  Of Counsel                                        Director
                                         Skadden, Arps, Slate, Meagher & Flom
                                         LLP and Affiliates
                                         1440 New York Avenue, N.W.
                                         Washington, DC 20005.
Burton A. Dole, Jr.....................  Retired Chairman,                                 Director
                                         Nelleor Puritan Bennett, Inc.,
                                         Pauma Valley Country Club,
                                         15835 Pauma Valley Drive,
                                         Pauma Valley, CA 92061.
Cheryl W. Grise........................  President, Utility Group,                         Director
                                         Northeast Utilities,
                                         P.O. Box 270,
                                         Hartford, CT 06141-0270.
James R. Houghton......................  Chairman of the Board,                            Director
                                         Corning Incorporated,
                                         One Riverfront Plaza,
                                         MP HQE 2-6,
                                         Corning, NY 14831.
Harry P. Kamen.........................  Retired Chairman and Chief Executive Officer,     Director
                                         Metropolitan Life Insurance Company,
                                         200 Park Avenue,
                                         32nd Floor,
                                         New York, NY 10166.

                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
Helene L. Kaplan.......................  Of Counsel,                                       Director
                                         Skadden, Arps, Slate, Meagher & Flom, LLP,
                                         Four Times Square,
                                         New York, NY 10036.
John M. Keane..........................  General (Retired),                                Director
                                         United States Army,
                                         2020 K Street N.W.
                                         Suite 300
                                         Washington, DC 20006.
James M. Kilts.........................  Chairman of the Board and                         Director
                                         Chief Executive Officer
                                         The Gillette Company,
                                         Prudential Tower Building, 48th Fl.,
                                         Boston, MA 02199.
Charles M. Leighton....................  Retired Chairman and Chief Executive Officer,     Director
                                         CML Group, Inc.,
                                         U.S. Sailing
                                         15 Maritime Drive,
                                         Portsmouth, RI 02871.
Sylvia M. Mathews......................  Chief Operating Officer and                       Director
                                         Executive Director,
                                         The Bill & Melinda Gates Foundation,
                                         1551 Eastlake Avenue, East,
                                         Seattle, WA 98102.
Hugh B. Price..........................  Senior Advisor,                                   Director
                                         DLA Piper Rudnick Gray Cary US LLP,
                                         1251 Avenue of the Americas,
                                         New York, NY 10020-1104.
Kenton J. Sicchitano...................  Retired Global Managing Partner,                  Director
                                         PricewaterhouseCoopers, 101 Jericho Road,
                                         Weston, MA 02493.
William C. Steere, Jr. ................  Retired Chairman of the Board,                    Director
                                         Pfizer Inc.,
                                         235 East 42nd Street,
                                         New York, NY 10016.


     Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.


                    NAME OF OFFICER                                     POSITION WITH METROPOLITAN LIFE
                    ---------------                                     -------------------------------
Robert H. Benmosche.....................................  Chairman and Chief Executive Officer
C. Robert Henrikson.....................................  President and Chief Operating Officer
William J. Toppeta......................................  President, International
Lisa M. Weber...........................................  President, Individual Business
Leland C. Launer, Jr. ..................................  President, Institutional Business
Catherine A. Rein.......................................  Senior Executive Vice President and Chief Administrative
                                                          Officer
James L. Lipscomb.......................................  Executive Vice President and General Counsel
William J. Wheeler......................................  Executive Vice President and Chief Financial Officer
Joseph A. Reali.........................................  Senior Vice President and Tax Director
Timothy L. Journy.......................................  Senior Vice President and General Auditor
Joseph J. Prochaska.....................................  Senior Vice President and Chief Accounting Officer

                    NAME OF OFFICER                                     POSITION WITH METROPOLITAN LIFE
                    ---------------                                     -------------------------------
Anthony J. Williamson...................................  Senior Vice President and Treasurer
Gwenn L. Carr...........................................  Senior Vice President and Secretary


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF MARCH 31, 2005

The following is a list of subsidiaries of MetLife, Inc. updated as of March 31, 2005. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

      1.    MetLife Investors Insurance Company of California (CA)

P.    First MetLife Investors Insurance Company

Q.    N.L. Holding Corp. (DEL) (NY)

      1.    Nathan & Lewis Associates, Inc. (NY)

            a)    Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

            b)    Nathan and Lewis Associates of Texas, Inc. (TX)

R.    Walnut Street Securities, Inc. (MO)

      1.    Walnut Street Advisers, Inc. (MO)

S.    Newbury Insurance Company, Limited

T.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (MO)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

U.    MetLife International Holdings, Inc. (DE)

      1.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      2. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      3.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9987% is owned by Metlife International Holdings, Inc. and 0.0013% is owned by Natiloporterm Holdings, Inc.

      4. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

      5. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares of Met AFJP S.A. are held by Metropolitan Seguros de Retiro S.A.

      6.    MetLife Insurance Company of Korea Limited (South Korea)

      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

            a)    Soma Seguradora, S.A. (Brazil)

V.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   Benefit Services Corporation (GA)

      11.   Thorngate, LLC (DE)

      12.   Alternative Fuel I, LLC (DE)

      13.   Transmountain Land & Livestock Company (MT)

      14.   MetPark Funding, Inc. (DE)

      15.   HPZ Assets LLC (DE)

      16.   MetDent, Inc. (DE)

      17.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      18.   Metropolitan Tower Realty Company, Inc. (DE)

      19. P.T. MetLife Sejahtera (Indonesia)-95.21% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company

      20.   MetLife (India) Private Ltd. (India)

      21.   Metropolitan Marine Way Investments Limited (Canada)

      22.   MetLife Private Equity Holdings, LLC (DE)

      23. Sino-US MetLife Insurance Company, Ltd (China)- 50% of Sino-US MetLife Insurance Company is held by Metropolitan Life Insurance Company

      24.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      25.   Metropolitan Realty Management, Inc. (DE)

      26.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      27.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      28.   Bond Trust Account A (MA)

      29.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      30.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

                  (1)   Hereford Insurance Agency, Inc. (MA)

            c)    Omega Reinsurance Corporation (AZ)

      31.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   GenAmerica Management Corporation (MO)

                  (3)   Reinsurance Group of America, Incorporated (MO)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                                          (bb)  Great Rivers Reinsurance
                                                Management, Inc. (MO)

                                          (cc)  RGA (U.K.) Underwriting Agency
                                                Limited (United Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (v) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vi)  RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (vii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                              (viii)RGA Holdings Limited (U.K.) (United Kingdom)

                                    (A)   RGA UK Services Limited (United
                                          Kingdom)

                                    (B)   RGA Capital Limited U.K. (United
                                          Kingdom)

                                    (C)   RGA Reinsurance (UK) Limited (United
                                          Kingdom)

                              (ix) RGA South African Holdings (Pty) Ltd. (South Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (x)   RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xi) General American Argentina Seguros de Vida, S.A. (Argentina)

                              (xii) Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

                              (xiii)RGA Technology Partners, Inc. (MO)

                              (xiv) RGA International Reinsurance Company
                                    (Ireland)

      32.   Corporate Real Estate Holdings, LLC (DE)

      33. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control is held by Metropolitan Asset Management Corporation

      34.   Tower Resources Group, Inc. (DE)

      35.   Headland Development Corporation (CA)

      36.   Headland - Pacific Palisades, LLC (CA)

      37.   Headland Properties Associates (CA)

      38.   Krisman, Inc. (MO)

      39.   Special Multi-Asset Receivables Trust (DE)

      40.   White Oak Royalty Company (OK)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent entity, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

5) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

6) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27.  NUMBER OF CONTRACTS SOLD


     As of February 28, 2004: 174


ITEM 28.  INDEMNIFICATION.

    UNDERTAKING PURSUANT TO RULE 484(b)(1) UNDER THE SECURITIES ACT OF 1933


     MetLife Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife Inc. maintains a directors' and officers' liability policy with a limit of $400 million. The directors and officers of Metropolitan Life Insurance Company ("Metropolitan"), a subsidiary of MetLife, Inc. are covered under the Financial Institutions Bond as well as under the directors' and officers' policy. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.


     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS.

     (a) The principal underwriter of the registrant is Metropolitan Life Insurance Company. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies:

Metropolitan Tower Life Separate Account One (principal underwriter) Metropolitan Tower Life Separate Account Two (principal underwriter) Metropolitan Life Separate Account UL (principal underwriter)
Metropolitan Series Fund, Inc. (principal underwriter and sub-investment adviser)
The New England Variable Annuity (depositor)
New England Variable Annuity Fund I (depositor)

     (b) See response to Item 25 above.

     (c)


                     (1)                                            (2)
        NAME OF PRINCIPAL UNDERWRITER
----------------------------------------------   NET UNDERWRITING DISCOUNTS AND COMMISSIONS
                                               ----------------------------------------------
     Metropolitan Life Insurance Company                            N/A

                     (3)                                            (4)
 COMPENSATION ON REDEMPTION OR ANNUITIZATION
----------------------------------------------             BROKERAGE COMMISSIONS
                                               ----------------------------------------------
                     N/A                                        $221,305.43

                     (5)
                 COMPENSATION
----------------------------------------------
                 $279,500.99
          (Separate Account Charge)


ITEM 30.  LOCATION OF ACCOUNT AND RECORDS.

Metropolitan Life Insurance Company

200 Park Avenue


New York, N.Y. 10166

ITEM 31.  MANAGEMENT SERVICES.

Not Applicable

ITEM 32.  UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

     (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     (d) The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a)-(d) of Rule 6c-7 have been complied with.

     (e) Metropolitan Life Insurance Company represents that the fees and charges deducted under the Income Annuity described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Income Annuity.

                                   SIGNATURES


     AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS THE REQUIREMENTS OF SECURITIES ACT RULE 485(b) FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND HAS CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK ON THIS 15TH DAY OF APRIL, 2005.

                                         METROPOLITAN LIFE SEPARATE ACCOUNT E
                                                     (Registrant)

                                        by: METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       by:        /s/ JAMES L. LIPSCOMB
                                         ---------------------------------------
                                                   (James L. Lipscomb)
                                                Executive Vice-President
                                                   and General Counsel

                                          METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       by:        /s/ JAMES L. LIPSCOMB
                                         ---------------------------------------
                                                   (James L. Lipscomb)
                                                Executive Vice-President
                                                   and General Counsel

                                   SIGNATURES

     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                      SIGNATURE                                       TITLE                      DATE
                      ---------                                       -----                      ----

                          *                              Chairman, Chief Executive
-----------------------------------------------------    Officer and Director
                 Robert H. Benmosche

                          *                              President and Chief
-----------------------------------------------------    Operating Officer
                 Robert C. Henrikson

                          *                              Senior Vice-President and Chief
-----------------------------------------------------    Accounting Officer
              Joseph J. Prochaska, Jr.

                          *                              Executive Vice President and
-----------------------------------------------------    Chief Financial Officer
                 William J. Wheeler

                          *                              Director
-----------------------------------------------------
                 Curtis H. Barnette

                          *                              Director
-----------------------------------------------------
                 Burton A. Dole, Jr.

                                                         Director
-----------------------------------------------------
                   Cheryl W. Grise

                          *                              Director
-----------------------------------------------------
                  James R. Houghton

                          *                              Director
-----------------------------------------------------
                   Harry P. Kamen

                          *                              Director
-----------------------------------------------------
                    John M. Keane

                                                         Director
-----------------------------------------------------
                   James M. Kilts

                          *                              Director
-----------------------------------------------------
                  Helene L. Kaplan

                          *                              Director
-----------------------------------------------------
                 Charles M. Leighton

                          *                              Director
-----------------------------------------------------
                  Sylvia M. Mathews

                          *                              Director
-----------------------------------------------------
                    Hugh B. Price

                          *                              Director
-----------------------------------------------------
                Kenton J. Sicchitano
                          *                              Director
-----------------------------------------------------
               William C. Steere, Jr.

*By:                                                                                        April 15, 2005
-----------------------------------------------------
     Myra Saul, Esq.
     Attorney-in-Fact